UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Annual Report to Shareholders	February 28, 2022

Invesco Corporate Bond Fund

Nasdaq:

A: ACCBX ∎ C: ACCEX ∎ R: ACCZX ∎ Y: ACCHX ∎ R5: ACCWX ∎ R6: ICBFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

28	Financial Statements

31	Financial Highlights

32	Notes to Financial Statements

41	Report of Independent Registered Public Accounting Firm

42	Fund Expenses

43	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Corporate Bond Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg U.S. Credit Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.79%
Class C Shares	-4.60
Class R Shares	-4.16
Class Y Shares	-3.66
Class R5 Shares	-3.47
Class R6 Shares	-3.54
Bloomberg U.S. Credit Index▼ (Broad Market/Style-Specific Index)	-3.25
Lipper BBB Rated Funds Index∎ (Peer Group Index)	-3.02

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,1 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.75% to end the quarter at 2.41%.1 Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.05% to 0.16%.1

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the fiscal year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.2 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter of 2021 and economically sensitive areas such as the consumer discretionary and industrials sectors began to recover.

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose to 7%,3 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52%.1 The yield curve, as measured by the yield differential between two- and 10-year Treasuries flattened during the quarter. Despite the withdrawal of central bank support and coronavirus variants raising concerns about economic reopenings and the resumption of travel, we believe investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2022. At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukraine. World leaders levied sanctions against Russia that we believe will likely have material effects on its fixed income markets, particularly sovereign debt, corporates and levels of liquidity. Regarding inflation concerns, political uncertainty should give central banks a reason to be cautious, with the Fed unlikely to raise rates by more than 0.25% at the March Federal Open Market Committee meeting, whereas before this crisis, a 0.50% increase was increasingly likely.

The Fund, at NAV, generated negative returns for the fiscal year and underperformed its broad market/style-specific benchmark, the Bloomberg U.S. Credit Index.

Security selection in investment-grade corporate bonds was the most notable contributor to the Fund’s relative performance. Security selection in the consumer non-cyclical, electric and banking sub-sectors contributed significantly to the Fund’s relative performance. Overweights to the communications, energy and consumer cyclical sub-sectors were the primary detractors from the Fund’s relative performance. Additionally, underperformance from Treasuries and other government-related assets was driven by a flattening of the yield curve, signaling inflation concerns. The Fund’s duration relative to the broad market/style-specific benchmark contributed to relative performance.

The Fund may use active duration and yield curve positioning for risk management and for generating excess return versus its broad market/style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing particular points (maturities) along the yield curve with favorable risk-return expectations. During the fiscal year, the duration of the portfolio was maintained in line with the broad market/ style-specific benchmark, on average and the timing of changes and the degree of variance from the Fund’s broad market/style-specific benchmark had a small negative effect on relative performance. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration during the fiscal year.

Part of the Fund’s strategy in seeking to manage credit and currency risk during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit risk by purchasing and selling credit default swaps at various points throughout the fiscal year. Management of currency risk was carried out via currency-forwards and options on an as-needed basis and we believe it was effective in managing the currency positioning within the Fund during the fiscal year.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates and the market economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Corporate Bond Fund and for sharing our long-term investment horizon.

2	Invesco Corporate Bond Fund

1	Source: US Department of the Treasury

2	Source: US Bureau of Economic Analysis

3	Source: US Bureau of Labor Statistics

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Niklas Nordenfelt

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Corporate Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1	Source: Lipper Inc.
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Corporate Bond Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges
Class A Shares
Inception (9/23/71)	6.81%
10 Years	4.01
5 Years	3.30
1 Year	-7.92
Class C Shares
Inception (8/30/93)	5.08%
10 Years	3.86
5 Years	3.42
1 Year	-5.51
Class R Shares
Inception (6/6/11)	4.41%
10 Years	4.20
5 Years	3.94
1 Year	-4.16
Class Y Shares
Inception (8/12/05)	5.26%
10 Years	4.72
5 Years	4.45
1 Year	-3.66
Class R5 Shares
Inception (6/1/10)	5.53%
10 Years	4.85
5 Years	4.55
1 Year	-3.47
Class R6 Shares
10 Years	4.87%
5 Years	4.59
1 Year	-3.54

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Corporate Bond Fund

Supplemental Information

Invesco Corporate Bond Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
∎	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Corporate Bond Fund

Fund Information

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	88.74%

U.S. Treasury Securities	5.02

Preferred Stocks	2.78

Security Types Each Less Than 1% of Portfolio	1.70

Money Market Funds Plus Other Assets Less Liabilities	1.76

Top Five Debt Issuers*
% of total net assets

1. U.S. Treasury	5.02%

2. Goldman Sachs Group, Inc. (The)	2.21

3. Bank of America Corp.	2.09

4. Kinder Morgan, Inc.	1.82

5. Citigroup, Inc.	1.46

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2022.

7	Invesco Corporate Bond Fund

Schedule of Investments(a)

February 28, 2022

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-88.74%
Advertising-0.32%
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	$4,332,000	$ 4,810,409
Lamar Media Corp.,
3.75%, 02/15/2028	2,800,000	2,695,000
4.00%, 02/15/2030	1,319,000	1,271,819
3.63%, 01/15/2031	523,000	491,764
		9,268,992

Aerospace & Defense-0.78%
Boeing Co. (The),
2.75%, 02/01/2026(b)	3,569,000	3,573,484
2.20%, 02/04/2026	4,977,000	4,858,827
5.15%, 05/01/2030	4,617,000	5,102,839
5.81%, 05/01/2050	7,411,000	8,817,551
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	301,000	311,210
TransDigm, Inc., 6.38%, 06/15/2026	141,000	143,911
		22,807,822

Agricultural Products-0.27%
Bunge Ltd. Finance Corp., 2.75%, 05/14/2031(b)	8,227,000	7,837,211

Airlines-2.00%
American Airlines Pass-Through Trust,
Series 2016-3, Class A, 3.00%, 10/15/2028	3,257,897	3,234,196
Series 2017-2, Class AA, 3.35%, 10/15/2029	267,489	270,236
Series 2021-1, Class B, 3.95%, 07/11/2030	2,985,000	2,856,665
Series 2021-1, Class A, 2.88%, 07/11/2034	3,875,000	3,744,249
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(c)	1,236,000	1,266,900
5.75%, 04/20/2029(c)	753,000	771,125
British Airways Pass-Through Trust (United Kingdom),
Series 2019-1, Class AA, 3.30%, 12/15/2032(c)	3,466,615	3,480,528
Series 2021-1, Class A, 2.90%, 03/15/2035(c)	1,943,814	1,909,334
Delta Air Lines Pass-Through Trust,
Series 2019-1, Class A, 3.40%, 04/25/2024	3,090,000	3,109,924
Series 2020-1, Class AA, 2.00%, 06/10/2028	2,671,757	2,556,602
Delta Air Lines, Inc., 7.38%, 01/15/2026(b)	425,000	477,479
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(c)	3,686,775	3,786,235
4.75%, 10/20/2028(c)	11,003,675	11,485,943

	Principal Amount	Value

Airlines-(continued)
United Airlines Pass-Through Trust,
Series 2014-2, Class B, 4.63%, 09/03/2022	$1,081,901	$ 1,094,800
Series 2016-1, Class B, 3.65%, 01/07/2026	1,744,759	1,722,274
Series 2020-1, Class A, 5.88%, 10/15/2027	5,285,428	5,589,726
Series 2018-1, Class A, 3.70%, 03/01/2030	289,375	286,566
Series 2018-1, Class AA, 3.50%, 03/01/2030	3,467,345	3,525,197
Series 2019-1, Class A, 4.55%, 08/25/2031	1,679,658	1,791,548
Series 2019-1, Class AA, 4.15%, 08/25/2031	3,116,844	3,347,734
United Airlines, Inc.,
4.38%, 04/15/2026(c)	883,000	881,852
4.63%, 04/15/2029(c)	1,090,000	1,065,257
		58,254,370

Alternative Carriers-0.05%
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)(c)	1,285,000	1,148,096
Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	459,000	404,781
		1,552,877

Apparel Retail-0.03%
Gap, Inc. (The), 3.63%, 10/01/2029(b)(c)	851,000	772,283

Apparel, Accessories & Luxury Goods-0.02%
Kontoor Brands, Inc., 4.13%, 11/15/2029(c)	666,000	628,844

Application Software-0.31%salesforce.com, inc.,
2.90%, 07/15/2051	6,414,000	5,829,296
3.05%, 07/15/2061	3,631,000	3,289,295
		9,118,591

Asset Management & Custody Banks-1.26%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	3,852,000	4,019,151
Ameriprise Financial, Inc., 3.00%, 04/02/2025	3,007,000	3,063,757
Apollo Management Holdings L.P., 2.65%, 06/05/2030(c)	229,000	221,554
Ares Capital Corp.,
2.88%, 06/15/2028(b)	4,312,000	3,996,901
3.20%, 11/15/2031	400,000	361,852
Bank of New York Mellon Corp. (The), Series I, 3.75%(b)(d)(e)	5,832,000	5,440,323
Blackstone Secured Lending Fund,
2.75%, 09/16/2026	7,027,000	6,748,284
2.13%, 02/15/2027(c)	4,127,000	3,822,781
2.85%, 09/30/2028(c)	2,399,000	2,211,839
CI Financial Corp. (Canada), 3.20%, 12/17/2030	4,309,000	4,062,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Corporate Bond Fund

	Principal Amount	Value
Asset Management & Custody Banks-(continued)
FS KKR Capital Corp., 1.65%, 10/12/2024	$2,555,000	$ 2,451,137
Hercules Capital, Inc., 2.63%, 09/16/2026	375,000	357,325
		36,757,542

Auto Parts & Equipment-0.36%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
4.75%, 04/01/2028(b)(c)	4,969,000	4,727,208
5.38%, 03/01/2029(b)(c)	1,884,000	1,856,578
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(c)	178,000	185,743
Dana Financing Luxembourg S.a.r.l., 5.75%, 04/15/2025(c)	132,000	133,820
Dana, Inc., 5.38%, 11/15/2027	221,000	225,697
Nemak S.A.B. de C.V. (Mexico), 3.63%, 06/28/2031(c)	3,204,000	2,901,927
NESCO Holdings II, Inc., 5.50%, 04/15/2029(c)	506,000	487,048
		10,518,021

Automobile Manufacturers-1.38%
Allison Transmission, Inc., 3.75%, 01/30/2031(c)	1,046,000	972,853
American Honda Finance Corp., 1.30%, 09/09/2026(b)	2,820,000	2,700,424
Ford Motor Co.,
3.25%, 02/12/2032(b)	755,000	713,558
4.75%, 01/15/2043	345,000	334,315
Ford Motor Credit Co. LLC,
4.39%, 01/08/2026	795,000	811,957
2.70%, 08/10/2026	2,367,000	2,269,361
2.90%, 02/10/2029	334,000	312,457
5.11%, 05/03/2029	450,000	475,130
4.00%, 11/13/2030	332,000	329,902
General Motors Financial Co., Inc., Series B, 6.50%(d)(e)	200,000	206,800
Hyundai Capital America,
4.30%, 02/01/2024(b)(c)	11,151,000	11,525,191
2.65%, 02/10/2025(c)	3,379,000	3,376,404
2.00%, 06/15/2028(c)	4,246,000	3,951,667
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(c)	426,000	442,614
Nissan Motor Acceptance Co. LLC, 1.85%, 09/16/2026(c)	10,446,000	9,800,990
Volkswagen Group of America Finance LLC (Germany), 1.63%, 11/24/2027(b)(c)	2,251,000	2,120,806
		40,344,429

Automotive Retail-0.49%
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028	137,000	134,885
4.63%, 11/15/2029(b)(c)	658,000	642,771
5.00%, 02/15/2032(c)	1,739,000	1,690,690
Group 1 Automotive, Inc., 4.00%, 08/15/2028(c)	1,053,000	1,016,645
Lithia Motors, Inc., 3.88%, 06/01/2029(b)(c)	4,401,000	4,351,049

	Principal Amount	Value
Automotive Retail-(continued)
Sonic Automotive, Inc.,
4.63%, 11/15/2029(c)	$3,122,000	$ 2,968,538
4.88%, 11/15/2031(c)	3,629,000	3,435,266
		14,239,844

Biotechnology-0.18%
AbbVie, Inc., 4.88%, 11/14/2048	1,844,000	2,122,656
Amgen, Inc.,
2.00%, 01/15/2032(b)	450,000	416,819
3.15%, 02/21/2040	2,803,000	2,623,496
		5,162,971

Brewers-0.26%
Anadolu Efes Biracilik ve Malt Sanayii A.S. (Turkey), 3.38%, 06/29/2028(c)	2,337,000	2,155,018
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
8.00%, 11/15/2039	2,130,000	3,207,769
4.35%, 06/01/2040	1,943,000	2,075,667
		7,438,454

Broadcasting-0.02%
Gray Television, Inc., 7.00%, 05/15/2027(c)	444,000	467,563

Building Products-0.09%
Carrier Global Corp., 2.72%, 02/15/2030	155,000	150,923
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 2.00%, 09/16/2031	1,733,000	1,581,521
Owens Corning, 4.30%, 07/15/2047	250,000	264,586
Standard Industries, Inc., 5.00%, 02/15/2027(c)	508,000	511,823
		2,508,853

Cable & Satellite-2.43%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.00%, 02/01/2028(c)	187,000	188,360
4.75%, 03/01/2030(c)	607,000	597,136
4.50%, 08/15/2030(c)	676,000	652,185
4.50%, 05/01/2032	809,000	769,889
4.50%, 06/01/2033(c)	1,952,000	1,832,879
4.25%, 01/15/2034(c)	217,000	199,872
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	4,413,000	4,680,479
5.38%, 04/01/2038	249,000	260,819
3.50%, 06/01/2041	3,353,000	2,901,911
3.50%, 03/01/2042	4,172,000	3,602,202
5.75%, 04/01/2048	2,146,000	2,376,564
3.90%, 06/01/2052	3,628,000	3,161,435
6.83%, 10/23/2055	3,796,000	4,764,631
3.85%, 04/01/2061	4,400,000	3,662,198
4.40%, 12/01/2061	1,787,000	1,595,731

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Corporate Bond Fund

	Principal Amount	Value
Cable & Satellite-(continued)
Comcast Corp.,
3.45%, 02/01/2050(b)	$3,674,000	$ 3,435,515
2.80%, 01/15/2051	7,562,000	6,328,300
2.89%, 11/01/2051(c)	4,849,000	4,214,078
2.94%, 11/01/2056(c)	4,622,000	3,897,977
2.99%, 11/01/2063(c)	3,277,000	2,734,401
Cox Communications, Inc.,
2.60%, 06/15/2031(c)	2,926,000	2,757,676
3.60%, 06/15/2051(c)	7,372,000	6,841,282
CSC Holdings LLC,
6.50%, 02/01/2029(c)	727,000	737,233
5.75%, 01/15/2030(c)	817,000	723,878
4.50%, 11/15/2031(c)	264,000	240,610
5.00%, 11/15/2031(c)	200,000	166,736
DISH DBS Corp., 7.75%, 07/01/2026	130,000	131,800
Gray Escrow II, Inc., 5.38%, 11/15/2031(c)	391,000	376,944
Sirius XM Radio, Inc.,
4.00%, 07/15/2028(c)	412,000	396,797
4.13%, 07/01/2030(c)	1,025,000	970,444
3.88%, 09/01/2031(b)(c)	5,085,000	4,692,616
Virgin Media Finance PLC (United Kingdom), 5.00%, 07/15/2030(c)	296,000	280,355
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(c)	200,000	200,133
VZ Secured Financing B.V. (Netherlands), 5.00%, 01/15/2032(b)(c)	549,000	520,998
		70,894,064

Casinos & Gaming-0.30%
Boyne USA, Inc., 4.75%, 05/15/2029(c)	1,715,000	1,687,380
DraftKings, Inc., Conv., 0.00%, 03/15/2028(c)(f)	5,450,000	4,133,825
Everi Holdings, Inc., 5.00%, 07/15/2029(c)	521,000	511,563
MGM Resorts International,
7.75%, 03/15/2022	301,000	301,974
6.00%, 03/15/2023	559,000	576,575
Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(c)	513,000	518,745
Scientific Games International, Inc., 8.25%, 03/15/2026(c)	592,000	618,954
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(c)	424,000	408,607
		8,757,623

Computer & Electronics Retail-0.57%
Dell International LLC/EMC Corp.,
4.00%, 07/15/2024	2,698,000	2,801,324
6.02%, 06/15/2026	3,627,000	4,050,031
4.90%, 10/01/2026	1,587,000	1,720,207
8.35%, 07/15/2046	940,000	1,428,371
3.45%, 12/15/2051(c)	2,595,000	2,201,795
Leidos, Inc., 2.30%, 02/15/2031	4,736,000	4,272,369
		16,474,097

	Principal Amount	Value
Construction & Engineering-0.04%
AECOM, 5.13%, 03/15/2027	$133,000	$ 136,543
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)(c)	520,000	521,347
Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(c)	536,000	532,698
		1,190,588

Construction Machinery & Heavy Trucks-0.01%
Wabtec Corp., 4.95%, 09/15/2028	209,000	227,421

Construction Materials-0.11%
CRH America Finance, Inc. (Ireland), 3.95%, 04/04/2028(b)(c)	3,123,000	3,321,148

Consumer Finance-0.56%
Ally Financial, Inc.,
5.13%, 09/30/2024	434,000	460,286
4.63%, 03/30/2025(b)	1,303,000	1,370,085
2.20%, 11/02/2028(b)	2,473,000	2,314,280
Series C, 4.70%(d)(e)	2,073,000	1,927,890
FirstCash, Inc., 5.63%, 01/01/2030(b)(c)	362,000	360,058
Navient Corp.,
7.25%, 09/25/2023(b)	624,000	655,340
5.00%, 03/15/2027	486,000	469,741
5.63%, 08/01/2033	221,000	192,680
OneMain Finance Corp.,
6.88%, 03/15/2025	300,000	320,499
7.13%, 03/15/2026	735,000	797,648
3.88%, 09/15/2028	3,554,000	3,297,490
5.38%, 11/15/2029	519,000	522,892
Synchrony Financial, 4.50%, 07/23/2025	3,412,000	3,583,649
		16,272,538

Copper-0.14%
Freeport-McMoRan, Inc.,
5.00%, 09/01/2027	2,626,000	2,708,273
4.38%, 08/01/2028	506,000	513,185
5.40%, 11/14/2034(b)	826,000	929,489
		4,150,947

Data Processing & Outsourced Services-0.31%
Block, Inc., 3.50%, 06/01/2031(b)(c)	3,167,000	2,978,817
Clarivate Science Holdings Corp.,
3.88%, 07/01/2028(c)	3,254,000	3,079,830
4.88%, 07/01/2029(b)(c)	531,000	500,659
Fidelity National Information Services, Inc., 2.25%, 03/01/2031	530,000	483,022
PayPal Holdings, Inc., 2.85%, 10/01/2029	1,917,000	1,911,762
		8,954,090

Department Stores-0.03%
Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(c)	500,000	511,842
4.50%, 12/15/2034	275,000	245,163
		757,005

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Corporate Bond Fund

	Principal Amount	Value
Distributors-0.19%
Genuine Parts Co.,
1.88%, 11/01/2030	$2,582,000	$ 2,319,568
2.75%, 02/01/2032	3,467,000	3,320,762
		5,640,330

Diversified Banks-11.63%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(c)	7,620,000	7,948,651
African Export-Import Bank (The) (Supranational),
2.63%, 05/17/2026(c)	1,433,000	1,375,823
3.80%, 05/17/2031(c)	1,858,000	1,810,621
Australia & New Zealand Banking Group Ltd. (Australia), 6.75%(b)(c)(d)(e)	3,444,000	3,747,193
Banco do Brasil S.A. (Brazil), 3.25%, 09/30/2026(c)	3,144,000	3,024,717
Banco Mercantil del Norte S.A. (Mexico),
5.88%(c)(d)(e)	2,475,000	2,286,900
6.63%(c)(d)(e)	2,457,000	2,261,669
Banco Santander S.A. (Spain),
1.72%, 09/14/2027(d)	3,400,000	3,216,810
2.75%, 12/03/2030	3,000,000	2,736,404
Bank of America Corp.,
3.86%, 07/23/2024(d)	7,445,000	7,616,705
1.10% (SOFR + 1.05%), 02/04/2028(g)	4,260,000	4,261,438
2.69%, 04/22/2032(d)	6,050,000	5,824,225
2.30%, 07/21/2032(d)	2,970,000	2,757,755
2.57%, 10/20/2032(d)	3,181,000	3,014,526
2.97%, 02/04/2033(d)	3,216,000	3,153,361
2.48%, 09/21/2036(d)	5,040,000	4,579,716
7.75%, 05/14/2038	2,417,000	3,500,475
2.68%, 06/19/2041(d)	13,021,000	11,455,321
Series AA, 6.10%(b)(d)(e)	5,695,000	5,996,237
Series DD, 6.30%(b)(d)(e)	1,741,000	1,882,683
Series RR, 4.38%(d)(e)	7,381,000	7,131,522
Bank of China Ltd. (China), 5.00%, 11/13/2024(c)	2,850,000	3,035,891
Barclays PLC (United Kingdom),
2.28%, 11/24/2027(d)	2,551,000	2,462,245
3.33%, 11/24/2042(d)	2,601,000	2,380,444
BBVA Bancomer S.A. (Mexico), 4.38%, 04/10/2024(c)	1,666,000	1,720,045
BNP Paribas S.A. (France),
2.16%, 09/15/2029(c)(d)	2,248,000	2,083,271
4.38%, 03/01/2033(c)(d)	250,000	257,679
4.63%(b)(c)(d)(e)	5,265,000	5,017,545
BPCE S.A. (France),
2.05%, 10/19/2027(c)(d)	3,650,000	3,502,602
2.28%, 01/20/2032(c)(d)	3,204,000	2,911,344

	Principal Amount	Value
Diversified Banks-(continued)
Citigroup, Inc.,
3.50%, 05/15/2023	$3,395,000	$ 3,474,110
5.50%, 09/13/2025	3,836,000	4,184,198
0.74% (SOFR + 0.69%), 01/25/2026(g)	2,067,000	2,070,272
3.11%, 04/08/2026(d)	3,424,000	3,470,563
3.98%, 03/20/2030(d)	3,412,000	3,593,766
4.41%, 03/31/2031(d)	2,787,000	3,022,163
2.57%, 06/03/2031(d)	266,000	254,264
2.56%, 05/01/2032(d)	3,911,000	3,715,399
2.52%, 11/03/2032(d)	2,125,000	2,003,181
3.06%, 01/25/2033(d)	1,789,000	1,765,286
2.90%, 11/03/2042(d)	3,216,000	2,903,428
4.65%, 07/23/2048	1,693,000	1,983,528
3.88%(d)(e)	6,892,000	6,581,860
Series A, 5.95%(d)(e)	1,192,000	1,206,900
Series V, 4.70%(d)(e)	2,340,000	2,296,242
Citizens Bank N.A., 2.25%, 04/28/2025	2,836,000	2,828,117
Commonwealth Bank of Australia (Australia), 2.69%, 03/11/2031(c)	3,057,000	2,855,263
Credit Agricole S.A. (France),
1.91%, 06/16/2026(b)(c)(d)	1,828,000	1,779,730
4.75%(c)(d)(e)	5,718,000	5,360,625
7.88%(b)(c)(d)(e)	2,555,000	2,729,059
Danske Bank A/S (Denmark), 1.55%, 09/10/2027(c)(d)	2,939,000	2,772,042
Federation des Caisses Desjardins du Quebec (Canada), 2.05%, 02/10/2025(c)	4,680,000	4,620,406
HSBC Holdings PLC (United Kingdom),
1.65%, 04/18/2026(d)	1,970,000	1,899,966
2.25%, 11/22/2027(d)	4,186,000	4,037,866
2.01%, 09/22/2028(d)	5,480,000	5,146,671
2.36%, 08/18/2031(d)	201,000	184,801
2.87%, 11/22/2032(d)	5,727,000	5,437,479
6.00%(d)(e)	3,938,000	4,046,295
ING Groep N.V. (Netherlands),
3.88%(d)(e)	212,000	188,415
6.88%(c)(d)(e)	1,670,000	1,677,219
JPMorgan Chase & Co.,
1.15% (3 mo. USD LIBOR + 0.89%), 07/23/2024(g)	4,962,000	5,003,804
2.08%, 04/22/2026(d)	4,632,000	4,565,216
3.63%, 12/01/2027	2,348,000	2,446,840
3.70%, 05/06/2030(d)	3,412,000	3,549,022
2.58%, 04/22/2032(d)	4,087,000	3,918,960
2.96%, 01/25/2033(d)	1,790,000	1,770,875
4.26%, 02/22/2048(d)	1,651,000	1,812,576
Series W, 1.51% (3 mo. USD LIBOR + 1.00%), 05/15/2047(g)	5,505,000	4,733,199
Series V, 3.53% (3 mo. USD LIBOR + 3.32%)(e)(g)	1,768,000	1,759,160
Mitsubishi UFJ Financial Group, Inc. (Japan),
2.05%, 07/17/2030	4,387,000	4,046,182
2.49%, 10/13/2032(d)	1,815,000	1,709,617

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Banks-(continued)
Mizuho Financial Group, Inc. (Japan),
2.20%, 07/10/2031(d)	$5,865,000	$ 5,436,399
2.56%, 09/13/2031	3,186,000	2,916,983
National Australia Bank Ltd. (Australia),
2.33%, 08/21/2030(c)	256,000	233,016
2.99%, 05/21/2031(c)	2,367,000	2,261,603
NatWest Group PLC (United Kingdom), 3.50%, 05/15/2023(d)	4,559,000	4,574,880
Nordea Bank Abp (Finland),
3.75%(b)(c)(d)(e)	1,221,000	1,059,218
6.63%(c)(d)(e)	3,428,000	3,689,385
Royal Bank of Canada (Canada), 0.76% (SOFR + 0.71%), 01/21/2027(g)	6,586,000	6,596,168
Standard Chartered PLC (United Kingdom),
2.68%, 06/29/2032(c)(d)	3,806,000	3,512,430
3.27%, 02/18/2036(c)(d)	4,512,000	4,169,679
4.30%(c)(d)(e)	5,262,000	4,709,490
7.75%(c)(d)(e)	4,646,000	4,851,864
Sumitomo Mitsui Financial Group, Inc. (Japan),
1.47%, 07/08/2025	2,924,000	2,823,429
3.04%, 07/16/2029	3,934,000	3,926,223
2.14%, 09/23/2030	6,557,000	5,982,808
Sumitomo Mitsui Trust Bank Ltd. (Japan), 1.35%, 09/16/2026(c)	5,202,000	4,948,076
Turkiye Vakiflar Bankasi T.A.O. (Turkey), 5.50%, 10/01/2026(c)	3,672,000	3,398,418
U.S. Bancorp,
2.49%, 11/03/2036(d)	6,629,000	6,208,043
3.70%(d)(e)	4,204,000	3,920,230
UniCredit S.p.A. (Italy),
1.98%, 06/03/2027(c)(d)	3,337,000	3,114,342
3.13%, 06/03/2032(c)(d)	2,828,000	2,579,906
Wells Fargo & Co.,
2.19%, 04/30/2026(d)	1,374,000	1,356,525
4.15%, 01/24/2029	3,412,000	3,642,576
3.07%, 04/30/2041(d)	1,988,000	1,850,383
5.38%, 11/02/2043	6,711,000	8,065,004
4.75%, 12/07/2046	1,746,000	1,963,795
Series BB, 3.90%(d)(e)	2,918,000	2,810,399
Westpac Banking Corp. (Australia),
2.67%, 11/15/2035(d)	101,000	91,563
3.13%, 11/18/2041	1,996,000	1,795,903
		338,847,121

Diversified Capital Markets-1.37%
Credit Suisse Group AG (Switzerland),
4.19%, 04/01/2031(c)(d)	2,792,000	2,901,957
4.50%(b)(c)(d)(e)	4,764,000	4,212,567
5.10%(b)(c)(d)(e)	4,230,000	3,944,475
5.25%(c)(d)(e)	4,357,000	4,154,182
7.13%(c)(d)(e)	3,667,000	3,718,301
7.25%(c)(d)(e)	330,000	341,600
7.50%(c)(d)(e)	5,779,000	5,894,869
Macquarie Bank Ltd. (Australia), 6.13%(c)(d)(e)	5,010,000	5,064,283

	Principal Amount	Value
Diversified Capital Markets-(continued)
UBS Group AG (Switzerland),
3.13%, 08/13/2030(c)(d)	$7,105,000	$ 7,028,802
4.38%(c)(d)(e)	2,932,000	2,657,125
		39,918,161

Diversified Metals & Mining-0.74%
Corp. Nacional del Cobre de Chile (Chile), 3.15%, 01/15/2051(c)	1,214,000	984,534
FMG Resources August 2006 Pty. Ltd. (Australia), 4.38%, 04/01/2031(c)	2,932,000	2,849,977
Rio Tinto Finance USA Ltd. (Australia), 2.75%, 11/02/2051(b)	4,046,000	3,563,327
Teck Resources Ltd. (Canada),
6.13%, 10/01/2035	5,021,000	6,143,637
6.25%, 07/15/2041	6,504,000	7,875,083
		21,416,558

Diversified REITs-0.87%
CubeSmart L.P.,
2.25%, 12/15/2028	1,053,000	1,003,599
2.50%, 02/15/2032	2,181,000	2,044,080
iStar, Inc.,
4.75%, 10/01/2024	828,000	835,208
5.50%, 02/15/2026	191,000	195,473
Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(c)	4,124,000	4,299,435
5.25%, 01/30/2026(c)	3,705,000	3,788,492
4.87%, 01/15/2030(c)	3,446,000	3,417,157
6.39%, 01/15/2050(b)(c)	9,390,000	9,639,023
		25,222,467

Drug Retail-0.10%
CVS Pass-Through Trust,
6.04%, 12/10/2028	1,044,215	1,142,897
5.77%, 01/10/2033(c)	1,576,398	1,789,109
		2,932,006

Education Services-0.24%
Grand Canyon University, 3.25%, 10/01/2023	6,960,000	6,994,800

Electric Utilities-2.65%
Alfa Desarrollo S.p.A. (Chile), 4.55%, 09/27/2051(c)	3,117,000	2,643,045
American Electric Power Co., Inc., 3.88%, 02/15/2062(d)	10,567,000	9,860,984
Commonwealth Edison Co., Series 127, 3.20%, 11/15/2049	3,659,000	3,462,717
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(c)	3,016,000	3,065,100
Duke Energy Corp., 3.25%, 01/15/2082(d)	2,648,000	2,438,552
Duke Energy Progress LLC, 2.50%, 08/15/2050	8,927,000	7,386,592
Electricidad Firme de Mexico Holdings S.A. de C.V. (Mexico), 4.90%, 11/20/2026(c)	1,453,000	1,418,063
Electricite de France S.A. (France), 6.00%, 01/22/2114(c)	6,655,000	7,438,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Corporate Bond Fund

	Principal Amount	Value
Electric Utilities-(continued)
Enel Finance International N.V. (Italy), 2.88%, 07/12/2041(c)	$3,560,000	$ 3,072,165
Eversource Energy, Series R, 1.65%, 08/15/2030	88,000	78,134
Interconexion Electrica S.A. ESP (Colombia), 3.83%, 11/26/2033(c)	1,241,000	1,215,106
Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(c)	4,362,000	4,217,051
PacifiCorp, 2.90%, 06/15/2052	4,821,000	4,247,060
Southern Co. (The), Series B,
4.00%, 01/15/2051(d)	13,249,000	12,769,254
5.50%, 03/15/2057(b)(d)	10,246,000	10,118,063
Series 21-A, 3.75%, 09/15/2051(d)	2,246,000	2,094,620
Talen Energy Supply LLC, 7.63%, 06/01/2028(c)	587,000	526,351
Vistra Operations Co. LLC,
5.63%, 02/15/2027(c)	180,000	184,531
5.00%, 07/31/2027(c)	324,000	326,783
4.38%, 05/01/2029(c)	605,000	587,316
		77,149,882

Electrical Components & Equipment-0.17%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	4,891,000	4,509,614
EnerSys,
5.00%, 04/30/2023(c)	476,000	483,361
4.38%, 12/15/2027(c)	107,000	106,331
		5,099,306

Electronic Components-0.89%
Corning, Inc., 5.45%, 11/15/2079	21,859,000	25,293,369
Sensata Technologies, Inc., 3.75%, 02/15/2031(c)	541,000	504,001
Tyco Electronics Group S.A. (Switzerland), 2.50%, 02/04/2032	125,000	121,517
		25,918,887

Electronic Equipment & Instruments-0.10%
Vontier Corp.,
2.40%, 04/01/2028	200,000	182,237
2.95%, 04/01/2031	3,138,000	2,848,833
		3,031,070

Electronic Manufacturing Services-0.22%
Jabil, Inc., 3.00%, 01/15/2031	6,809,000	6,503,001

Environmental & Facilities Services-0.22%
Covanta Holding Corp.,
4.88%, 12/01/2029(c)	3,667,000	3,513,476
5.00%, 09/01/2030	404,000	388,729
GFL Environmental, Inc. (Canada), 3.50%, 09/01/2028(b)(c)	2,669,000	2,552,445
		6,454,650

Fertilizers & Agricultural Chemicals-0.09%
Consolidated Energy Finance S.A. (Switzerland), 5.63%, 10/15/2028(c)	294,000	272,112

	Principal Amount	Value
Fertilizers & Agricultural Chemicals-(continued)
OCI N.V. (Netherlands), 4.63%, 10/15/2025(c)	$843,000	$ 846,245
OCP S.A. (Morocco), 5.13%, 06/23/2051(c)	1,758,000	1,423,646
		2,542,003

Financial Exchanges & Data-1.28%
B3 S.A. - Brasil, Bolsa, Balcao (Brazil), 4.13%, 09/20/2031(c)	5,788,000	5,216,435
Coinbase Global, Inc.,
3.38%, 10/01/2028(c)	1,543,000	1,408,875
3.63%, 10/01/2031(c)	2,000,000	1,765,000
FactSet Research Systems, Inc.,
2.90%, 03/01/2027	3,009,000	3,032,055
3.45%, 03/01/2032	3,641,000	3,661,509

Intercontinental Exchange, Inc., 1.85%, 09/15/2032	170,000	151,875
Moody’s Corp.,
2.00%, 08/19/2031	3,102,000	2,844,847
2.75%, 08/19/2041	3,628,000	3,147,151
5.25%, 07/15/2044	1,421,000	1,727,364
3.75%, 02/25/2052	2,721,000	2,723,458
3.10%, 11/29/2061	6,625,000	5,615,587
MSCI, Inc.,
3.88%, 02/15/2031(b)(c)	1,983,000	1,977,051
3.63%, 11/01/2031(b)(c)	1,992,000	1,945,148
S&P Global, Inc., 1.25%, 08/15/2030(b)	2,285,000	2,026,824
		37,243,179

Food Distributors-0.13%
American Builders & Contractors Supply Co., Inc.,
4.00%, 01/15/2028(c)	512,000	501,340
3.88%, 11/15/2029(c)	3,447,000	3,245,575
		3,746,915

Food Retail-0.22%
Alimentation Couche-Tard, Inc. (Canada),
3.44%, 05/13/2041(b)(c)	1,481,000	1,385,076
3.63%, 05/13/2051(c)	4,124,000	3,843,871
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 02/15/2028(c)	1,045,000	1,043,882
		6,272,829

Health Care Distributors-0.09%
McKesson Corp., 1.30%, 08/15/2026	2,866,000	2,715,834

Health Care Facilities-0.37%
Encompass Health Corp., 4.50%, 02/01/2028(b)	506,000	493,249
HCA, Inc.,
5.00%, 03/15/2024	7,850,000	8,254,109
5.38%, 02/01/2025	242,000	256,551
5.25%, 04/15/2025	151,000	162,197
5.88%, 02/15/2026	166,000	179,600
5.38%, 09/01/2026	111,000	119,572
5.88%, 02/01/2029	216,000	241,729
3.50%, 09/01/2030	1,234,000	1,223,511
		10,930,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Corporate Bond Fund

	Principal Amount	Value
Health Care REITs-0.43%
CTR Partnership L.P./ CareTrust Capital Corp., 3.88%, 06/30/2028(c)	$531,000	$ 507,992
Diversified Healthcare Trust,
4.75%, 05/01/2024	257,000	252,158
9.75%, 06/15/2025	482,000	509,754
4.38%, 03/01/2031	268,000	230,599
Healthcare Trust of America Holdings L.P., 2.00%, 03/15/2031(b)	2,390,000	2,168,944
MPT Operating Partnership L.P./MPT Finance Corp., 4.63%, 08/01/2029	2,064,000	2,075,362
Omega Healthcare Investors, Inc.,
3.38%, 02/01/2031	230,000	217,779
3.25%, 04/15/2033	4,647,000	4,272,968
Welltower, Inc., 3.10%, 01/15/2030(b)	2,324,000	2,326,164
		12,561,720

Health Care Services-0.95%
Cigna Corp.,
7.88%, 05/15/2027	4,693,000	5,863,400
4.38%, 10/15/2028	1,653,000	1,793,660
4.80%, 08/15/2038	4,714,000	5,260,489
CVS Health Corp., 1.30%, 08/21/2027(b)	3,492,000	3,257,087
Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(c)	2,775,000	2,658,959
Global Medical Response, Inc., 6.50%, 10/01/2025(b)(c)	508,000	498,975
Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	1,567,000	1,443,634
Series 2042, 2.72%, 01/01/2042	1,513,000	1,354,748
2.86%, 01/01/2052(b)	1,729,000	1,528,443
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	4,628,000	3,949,713
		27,609,108

Health Care Supplies-0.01%
Mozart Debt Merger Sub, Inc., 3.88%, 04/01/2029(c)	273,000	259,432

Homebuilding-0.66%
Lennar Corp.,
4.75%, 11/15/2022	172,000	174,497
4.75%, 11/29/2027(b)	2,223,000	2,418,968
M.D.C. Holdings, Inc.,
3.85%, 01/15/2030	6,697,000	6,757,150
6.00%, 01/15/2043	3,845,000	4,168,309
3.97%, 08/06/2061	5,921,000	4,856,534
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(c)	673,000	692,773
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(c)	57,000	58,282
		19,126,513

	Principal Amount	Value
Hotel & Resort REITs-0.03%
Service Properties Trust, 4.50%, 03/15/2025	$1,062,000	$ 996,910

Hotels, Resorts & Cruise Lines-0.32%
Carnival Corp.,
10.50%, 02/01/2026(c)	150,000	168,569
5.75%, 03/01/2027(b)(c)	295,000	287,713
Expedia Group, Inc.,
3.60%, 12/15/2023	2,512,000	2,568,841
4.63%, 08/01/2027	3,884,000	4,160,554
2.95%, 03/15/2031	185,000	177,590
Hilton Domestic Operating Co., Inc., 3.63%, 02/15/2032(c)	1,980,000	1,884,722
		9,247,989

Hypermarkets & Super Centers-0.25%
Walmart, Inc., 6.50%, 08/15/2037	5,079,000	7,313,778

Independent Power Producers & Energy Traders-0.63%
AES Corp. (The),
1.38%, 01/15/2026	2,653,000	2,522,978
2.45%, 01/15/2031	4,699,000	4,353,306
Calpine Corp., 3.75%, 03/01/2031(c)	4,464,000	4,069,628
Clearway Energy Operating LLC, 4.75%, 03/15/2028(c)	589,000	593,070
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(c)	5,671,000	4,626,146
Vistra Corp., 7.00%(b)(c)(d)(e)	2,295,000	2,281,368
		18,446,496

Industrial Conglomerates-0.17%
Bidvest Group UK PLC (The) (South Africa), 3.63%, 09/23/2026(c)	2,813,000	2,707,569
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/2035	2,111,000	2,376,018
		5,083,587

Industrial Machinery-0.25%
EnPro Industries, Inc., 5.75%, 10/15/2026	489,000	507,895
Flowserve Corp., 2.80%, 01/15/2032(b)	3,523,000	3,245,563
Mueller Water Products, Inc., 4.00%, 06/15/2029(c)	518,000	495,379
Ritchie Bros. Holdings, Inc. (Canada), 4.75%, 12/15/2031(b)(c)	530,000	527,427
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(c)	66,000	63,772
Weir Group PLC (The) (United Kingdom), 2.20%, 05/13/2026(c)	2,501,000	2,406,646
		7,246,682

Industrial REITs-0.08%
LXP Industrial Trust, 2.38%, 10/01/2031	2,407,000	2,223,003

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Corporate Bond Fund

	Principal Amount	Value
Insurance Brokers-0.08%
Arthur J. Gallagher & Co., 3.50%, 05/20/2051	$2,315,000	$ 2,179,116
Ryan Specialty Group LLC, 4.38%, 02/01/2030(c)	264,000	254,311
		2,433,427

Integrated Oil & Gas-1.75%
BP Capital Markets America, Inc.,
3.06%, 06/17/2041	5,222,000	4,689,145
2.77%, 11/10/2050	5,526,000	4,625,870
2.94%, 06/04/2051	4,954,000	4,176,956
3.00%, 03/17/2052	4,723,000	4,023,309
BP Capital Markets PLC (United Kingdom),
4.38%(d)(e)	4,346,000	4,356,865
4.88%(d)(e)	1,722,000	1,712,055
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(c)	2,913,000	2,882,627
Lukoil Capital DAC (Russia), 2.80%, 04/26/2027(c)	4,204,000	2,290,694
Occidental Petroleum Corp.,
5.55%, 03/15/2026	322,000	346,461
8.50%, 07/15/2027	87,000	104,984
6.13%, 01/01/2031(b)	305,000	347,282
6.20%, 03/15/2040	233,000	259,649
4.10%, 02/15/2047	315,000	291,881
Petroleos Mexicanos (Mexico), 6.70%, 02/16/2032(c)	3,593,000	3,472,796
Qatar Energy (Qatar), 3.30%, 07/12/2051(c)	3,664,000	3,456,757
SA Global Sukuk Ltd. (Saudi Arabia), 1.60%, 06/17/2026(c)	1,803,000	1,729,726
Saudi Arabian Oil Co. (Saudi Arabia), 4.38%, 04/16/2049(c)	2,407,000	2,566,608
Shell International Finance B.V. (Netherlands),
2.88%, 11/26/2041	5,316,000	4,902,075
3.00%, 11/26/2051	5,316,000	4,852,962
		51,088,702

Integrated Telecommunication Services-2.33%
Altice France S.A. (France),
8.13%, 02/01/2027(c)	472,000	497,370
5.13%, 07/15/2029(c)	253,000	229,277
5.50%, 10/15/2029(c)	325,000	298,241
AT&T, Inc.,
1.38% (3 mo. USD LIBOR + 1.18%), 06/12/2024(b)(g)	2,703,000	2,751,850
2.55%, 12/01/2033	200,000	185,665
3.10%, 02/01/2043	4,510,000	4,033,016
3.50%, 09/15/2053	8,695,000	7,963,032
3.55%, 09/15/2055	11,107,000	10,087,640
3.50%, 02/01/2061	2,892,000	2,553,778
British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(c)(d)	6,220,000	5,997,231
IHS Holding Ltd. (Nigeria),
5.63%, 11/29/2026(c)	2,169,000	2,135,901
6.25%, 11/29/2028(c)	1,677,000	1,642,219

	Principal Amount	Value
Integrated Telecommunication Services-(continued)
Iliad Holding S.A.S. (France),
6.50%, 10/15/2026(c)	$750,000	$ 749,044
7.00%, 10/15/2028(b)(c)	300,000	298,917
Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	2,445,000	3,181,297
Verizon Communications, Inc.,
1.75%, 01/20/2031(b)	3,319,000	2,990,466
2.55%, 03/21/2031	2,059,000	1,978,253
2.36%, 03/15/2032(c)	3,932,000	3,674,839
4.81%, 03/15/2039	1,935,000	2,239,912
2.65%, 11/20/2040	2,177,000	1,891,537
3.40%, 03/22/2041	2,075,000	2,001,099
2.88%, 11/20/2050	3,306,000	2,831,405
3.00%, 11/20/2060	5,951,000	4,956,781
3.70%, 03/22/2061	2,953,000	2,820,726
		67,989,496

Interactive Home Entertainment-0.76%
Electronic Arts, Inc.,
1.85%, 02/15/2031	4,495,000	4,106,605
2.95%, 02/15/2051	4,418,000	3,810,874
ROBLOX Corp., 3.88%, 05/01/2030(b)(c)	5,757,000	5,482,391
WMG Acquisition Corp.,
3.75%, 12/01/2029(c)	6,429,000	6,150,881
3.00%, 02/15/2031(b)(c)	2,963,000	2,683,930
		22,234,681

Interactive Media & Services-0.94%
Alphabet, Inc.,
1.90%, 08/15/2040	2,247,000	1,888,292
2.25%, 08/15/2060	3,919,000	3,140,633
Audacy Capital Corp., 6.75%, 03/31/2029(b)(c)	501,000	475,599
Baidu, Inc. (China),
3.08%, 04/07/2025(b)	1,175,000	1,187,676
1.72%, 04/09/2026	1,255,000	1,201,603
Match Group Holdings II LLC,
4.63%, 06/01/2028(c)	790,000	793,737
5.63%, 02/15/2029(c)	4,618,000	4,797,964
3.63%, 10/01/2031(c)	55,000	51,371
Scripps Escrow II, Inc., 3.88%, 01/15/2029(c)	515,000	483,487
Tencent Holdings Ltd. (China),
1.81%, 01/26/2026(b)(c)	1,509,000	1,461,591
3.60%, 01/19/2028(c)	4,305,000	4,392,050
3.93%, 01/19/2038(b)(c)	3,137,000	3,048,160
Twitter, Inc., 3.88%, 12/15/2027(b)(c)	4,527,000	4,458,190
		27,380,353

Internet & Direct Marketing Retail-0.44%
Alibaba Group Holding Ltd. (China), 3.15%, 02/09/2051	3,700,000	2,975,909
Amazon.com, Inc., 3.10%, 05/12/2051	4,625,000	4,479,180
Meituan (China), 2.13%, 10/28/2025(b)(c)	3,055,000	2,810,107
Prosus N.V. (China), 3.26%, 01/19/2027(c)	2,374,000	2,276,387
QVC, Inc., 5.45%, 08/15/2034	225,000	191,599
		12,733,182

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Corporate Bond Fund

	Principal Amount	Value
Internet Services & Infrastructure-0.53%
Twilio, Inc.,
3.63%, 03/15/2029(b)	$3,200,000	$ 3,070,592
3.88%, 03/15/2031	3,079,000	2,895,646
VeriSign, Inc., 2.70%, 06/15/2031	2,641,000	2,455,060
ZoomInfo Technologies LLC/ ZoomInfo Finance Corp., 3.88%, 02/01/2029(c)	7,289,000	6,925,206
		15,346,504

Investment Banking & Brokerage-3.79%
Brookfield Finance I (UK) PLC (Canada), 2.34%, 01/30/2032	3,830,000	3,533,110
Brookfield Finance, Inc. (Canada),
3.90%, 01/25/2028	3,604,000	3,788,051
2.72%, 04/15/2031	229,000	219,223
3.63%, 02/15/2052	5,581,000	5,189,003
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(c)	2,872,000	2,915,084
Charles Schwab Corp. (The),
Series E, 4.63% (3 mo. USD LIBOR + 3.32%)(b)(e)(g)	3,891,000	3,883,374
Series G, 5.38%(d)(e)	231,000	244,340
Goldman Sachs Group, Inc. (The),
0.63% (SOFR + 0.58%), 03/08/2024(g)	6,481,000	6,474,689
0.75% (SOFR + 0.70%), 01/24/2025(g)	3,809,000	3,813,494
3.50%, 04/01/2025	2,952,000	3,035,769
0.84% (SOFR + 0.79%), 12/09/2026(g)	6,521,000	6,498,974
1.09%, 12/09/2026(d)	3,203,000	3,014,579
0.86% (SOFR + 0.81%), 03/09/2027(g)	9,144,000	9,097,702
0.97% (SOFR + 0.92%), 10/21/2027(g)	1,953,000	1,947,310
1.95%, 10/21/2027(d)	3,134,000	3,004,871
1.17% (SOFR + 1.12%), 02/24/2028(g)	1,872,000	1,881,676
1.99%, 01/27/2032(d)	3,078,000	2,777,340
2.38%, 07/21/2032(d)	2,968,000	2,753,539
2.65%, 10/21/2032(d)	3,804,000	3,610,502
3.10%, 02/24/2033(d)	2,213,000	2,180,272
6.75%, 10/01/2037	4,034,000	5,307,206
3.44%, 02/24/2043(d)	2,667,000	2,570,559
4.80%, 07/08/2044	3,651,000	4,183,558
Series T, 3.80%(d)(e)	146,000	138,700
Series V, 4.13%(d)(e)	2,539,000	2,412,050
Jefferies Group LLC/Jefferies Group Capital Finance, Inc., 4.15%, 01/23/2030	3,305,000	3,473,549
Morgan Stanley,
0.67% (SOFR + 0.63%), 01/24/2025(b)(g)	2,718,000	2,721,926
2.19%, 04/28/2026(d)	2,373,000	2,343,374
3.62%, 04/01/2031(d)	2,833,000	2,931,336
2.24%, 07/21/2032(d)	4,901,000	4,515,733
2.51%, 10/20/2032(d)	2,363,000	2,233,396
2.94%, 01/21/2033(d)	2,593,000	2,541,531
2.48%, 09/16/2036(d)	3,162,000	2,873,536

	Principal Amount	Value
Investment Banking & Brokerage-(continued)
NFP Corp., 4.88%, 08/15/2028(c)	$202,000	$ 195,128
Raymond James Financial, Inc., 3.75%, 04/01/2051	2,003,000	1,989,849
		110,294,333

IT Consulting & Other Services-0.20%
DXC Technology Co., 2.38%, 09/15/2028	5,109,000	4,860,923
Gartner, Inc.,
4.50%, 07/01/2028(c)	740,000	750,538
3.63%, 06/15/2029(c)	253,000	245,913
		5,857,374

Life & Health Insurance-3.65%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	5,798,000	6,302,399
Athene Global Funding,
1.20%, 10/13/2023(c)	4,515,000	4,455,929
2.50%, 01/14/2025(c)	2,936,000	2,933,704
1.45%, 01/08/2026(c)	2,316,000	2,213,454
Athene Holding Ltd.,
4.13%, 01/12/2028	6,136,000	6,454,958
6.15%, 04/03/2030	3,163,000	3,723,419
3.95%, 05/25/2051	723,000	691,441
3.45%, 05/15/2052(b)	4,142,000	3,633,945
Brighthouse Financial Global Funding, 1.20%, 12/15/2023(c)	4,460,000	4,382,045
Brighthouse Financial, Inc.,
4.70%, 06/22/2047(b)	1,835,000	1,837,377
3.85%, 12/22/2051	5,622,000	4,920,636
Delaware Life Global Funding,
Series 22-1, 3.31%, 03/10/2025(c)	5,895,000	5,895,000
Series 21-1, 2.66%, 06/29/2026(c)	13,992,000	13,813,042
F&G Global Funding, 2.00%, 09/20/2028(c)	4,591,000	4,287,596
GA Global Funding Trust,
2.25%, 01/06/2027(c)	5,133,000	4,974,325
1.95%, 09/15/2028(c)	5,572,000	5,126,684
2.90%, 01/06/2032(c)	5,529,000	5,191,711
MAG Mutual Holding Co., 4.75%, 04/30/2041(h)	11,777,000	11,509,549
Maple Grove Funding Trust I, 4.16%, 08/15/2051(c)	2,428,000	2,268,654
MetLife, Inc., Series D, 5.88%(d)(e)	300,000	313,046
Nationwide Financial Services, Inc., 3.90%, 11/30/2049(c)	2,897,000	3,015,544

Pacific Life Global Funding II, 0.67% (SOFR + 0.62%), 06/04/2026(c)(g)	3,494,000	3,505,660
Pacific LifeCorp, 3.35%, 09/15/2050(c)	3,060,000	2,932,586
Prudential Financial, Inc., 3.91%, 12/07/2047	1,707,000	1,782,258
		106,164,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Corporate Bond Fund

	Principal Amount	Value
Life Sciences Tools & Services-0.07%
Illumina, Inc., 2.55%, 03/23/2031	$2,313,000	$ 2,194,706

Managed Health Care-0.47%
Centene Corp.,
4.63%, 12/15/2029	526,000	542,651
3.38%, 02/15/2030	320,000	307,515
3.00%, 10/15/2030	1,000,000	954,746
2.50%, 03/01/2031	6,080,000	5,607,584
Kaiser Foundation Hospitals, Series 2021,
2.81%, 06/01/2041	3,275,000	3,032,684
3.00%, 06/01/2051	3,415,000	3,172,898
		13,618,078

Metal & Glass Containers-0.05%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(c)	600,000	564,960
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(c)	489,000	496,024
Ball Corp., 5.25%, 07/01/2025	359,000	380,953
		1,441,937

Movies & Entertainment-0.18%
Netflix, Inc.,
5.88%, 11/15/2028	1,017,000	1,151,600
5.38%, 11/15/2029(c)	252,000	281,867
Tencent Music Entertainment Group (China),
1.38%, 09/03/2025	1,560,000	1,479,164
2.00%, 09/03/2030	2,480,000	2,214,056
		5,126,687

Multi-line Insurance-0.27%
Allianz SE (Germany), 3.20%(c)(d)(e)	2,807,000	2,426,651
American International Group, Inc., 4.50%, 07/16/2044	1,929,000	2,144,317
Nationwide Mutual Insurance Co., 4.95%, 04/22/2044(c)	2,964,000	3,296,577
		7,867,545

Multi-Utilities-0.39%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(d)	9,298,000	8,834,402
Dominion Energy, Inc., Series C, 2.25%, 08/15/2031	354,000	327,952
WEC Energy Group, Inc., 1.38%, 10/15/2027	2,313,000	2,153,303
		11,315,657

Office REITs-0.86%
Alexandria Real Estate Equities, Inc.,
3.95%, 01/15/2027	2,329,000	2,479,064
1.88%, 02/01/2033	11,614,000	10,280,587
2.95%, 03/15/2034(b)	1,998,000	1,955,222
Highwoods Realty L.P., 2.60%, 02/01/2031	1,917,000	1,824,689

	Principal Amount	Value
Office REITs-(continued)
Office Properties Income Trust,
4.50%, 02/01/2025	$4,778,000	$ 4,900,354
2.65%, 06/15/2026	782,000	744,351
2.40%, 02/01/2027	3,149,000	2,916,920
		25,101,187

Oil & Gas Drilling-0.12%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(c)	523,000	512,242
Nabors Industries, Inc., 7.38%, 05/15/2027(c)	509,000	526,181
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(c)	405,000	407,146
Precision Drilling Corp. (Canada),
7.13%, 01/15/2026(c)	100,000	101,320
6.88%, 01/15/2029(c)	395,000	396,997
Rockies Express Pipeline LLC,
4.95%, 07/15/2029(c)	222,000	215,156
4.80%, 05/15/2030(c)	430,000	416,747
6.88%, 04/15/2040(c)	339,000	346,309
Valaris Ltd.,
12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(c)(i)	182,000	190,008
Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(i)	342,000	357,048
		3,469,154

Oil & Gas Equipment & Services-0.26%
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 3.34%, 12/15/2027	2,968,000	3,061,999
Bristow Group, Inc., 6.88%, 03/01/2028(c)	761,000	770,900
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(c)	3,614,000	3,386,083
USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	485,000	486,145
		7,705,127

Oil & Gas Exploration & Production-1.48%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(c)	1,046,000	1,109,137
Callon Petroleum Co.,
9.00%, 04/01/2025(c)	192,000	206,171
8.00%, 08/01/2028(b)(c)	501,000	521,649
Cameron LNG LLC,
3.30%, 01/15/2035(c)	3,617,000	3,561,919
3.40%, 01/15/2038(c)	3,961,000	3,821,371
Civitas Resources, Inc., 5.00%, 10/15/2026(c)	520,000	513,110
ConocoPhillips, 2.40%, 02/15/2031(c)	66,000	65,002
Continental Resources, Inc.,
2.27%, 11/15/2026(c)	1,416,000	1,351,494
2.88%, 04/01/2032(b)(c)	1,771,000	1,621,846
Devon Energy Corp., 5.25%, 10/15/2027	8,334,000	8,641,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production-(continued)
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates),
2.16%, 03/31/2034(c)	$3,520,000	$ 3,281,030
2.94%, 09/30/2040(c)	5,170,000	4,773,034
Gazprom PJSC Via Gaz Finance PLC (Russia), 2.95%, 01/27/2029(c)	5,299,000	2,702,384
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	255,000	245,682
8.00%, 01/15/2027	546,000	552,825
7.75%, 02/01/2028	304,000	300,633
Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(c)	482,000	492,204
Lundin Energy Finance B.V. (Netherlands),
2.00%, 07/15/2026(c)	2,566,000	2,479,203
3.10%, 07/15/2031(c)	2,566,000	2,450,702
Murphy Oil Corp.,
6.38%, 07/15/2028(b)	2,418,000	2,508,615
6.38%, 12/01/2042	180,000	169,040
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(c)	811,000	853,578
Ovintiv Exploration, Inc., 5.63%, 07/01/2024	314,000	335,985
SM Energy Co., 10.00%, 01/15/2025(b)(c)	509,000	558,724
		43,116,727

Oil & Gas Refining & Marketing-0.33%
Parkland Corp. (Canada), 4.50%, 10/01/2029(c)	1,951,000	1,842,905
Petronas Capital Ltd. (Malaysia),
2.48%, 01/28/2032(c)	2,247,000	2,106,427
3.40%, 04/28/2061(c)	6,289,000	5,602,776
		9,552,108

Oil & Gas Storage & Transportation-6.44%
Boardwalk Pipelines L.P.,
3.40%, 02/15/2031	2,911,000	2,844,898
3.60%, 09/01/2032	5,115,000	5,064,312
Cheniere Corpus Christi Holdings LLC, 2.74%, 12/31/2039(c)	3,143,000	2,873,861
CNX Midstream Partners L.P., 4.75%, 04/15/2030(c)	374,000	362,047
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 8.00%, 04/01/2029(c)	838,000	892,721
El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	1,575,000	2,106,195
Enbridge, Inc. (Canada),
0.68% (SOFR + 0.63%), 02/16/2024(b)(g)	838,000	840,394
1.60%, 10/04/2026	1,861,000	1,775,822
3.40%, 08/01/2051	1,875,000	1,700,173

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Energy Transfer L.P.,
5.88%, 01/15/2024	$508,000	$ 537,135
2.90%, 05/15/2025	3,709,000	3,727,383
3.75%, 05/15/2030	6,281,000	6,387,407
4.90%, 03/15/2035	9,976,000	10,448,639
5.00%, 05/15/2050	6,690,000	6,972,862
Series A, 6.25%(d)(e)	342,000	288,135
Enterprise Products Operating LLC,
3.13%, 07/31/2029	350,000	354,123
4.80%, 02/01/2049	2,022,000	2,208,043
4.20%, 01/31/2050	2,378,000	2,394,782
3.70%, 01/31/2051	11,472,000	10,715,663
3.30%, 02/15/2053	2,585,000	2,269,899
Series D, 6.88%, 03/01/2033	2,270,000	2,919,175
4.88%, 08/16/2077(d)	9,666,000	8,288,707
EQM Midstream Partners L.P., 6.50%, 07/01/2027(c)	197,000	206,348
Hess Midstream Operations L.P., 5.63%, 02/15/2026(c)	729,000	748,147
Kinder Morgan Energy Partners L.P., 4.30%, 05/01/2024	1,820,000	1,890,599
Kinder Morgan, Inc.,
7.80%, 08/01/2031	15,785,000	20,733,169
7.75%, 01/15/2032	16,317,000	21,635,871
3.25%, 08/01/2050(b)	12,666,000	10,667,539
MPLX L.P.,
1.75%, 03/01/2026	3,164,000	3,034,075
4.80%, 02/15/2029	2,009,000	2,203,502
4.70%, 04/15/2048	2,374,000	2,457,757
5.50%, 02/15/2049	3,234,000	3,696,446
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	357,000	309,389
NGPL PipeCo LLC, 7.77%, 12/15/2037(c)	11,275,000	15,010,997
Northern Natural Gas Co., 3.40%, 10/16/2051(c)	2,162,000	1,979,319
ONEOK Partners L.P., 6.85%, 10/15/2037	3,593,000	4,439,914
ONEOK, Inc., 6.35%, 01/15/2031	4,892,000	5,809,928
Plains All American Pipeline L.P., Series B, 6.13%(d)(e)	385,000	320,397
Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, 12/15/2029	200,000	197,623
Sunoco L.P./Sunoco Finance Corp., 5.88%, 03/15/2028	723,000	736,527
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 01/15/2028(c)	562,000	542,454
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.88%, 04/15/2026	677,000	699,764
5.00%, 01/15/2028	201,000	207,481
5.50%, 03/01/2030	63,000	66,780
Venture Global Calcasieu Pass LLC, 3.88%, 11/01/2033(b)(c)	3,751,000	3,617,858

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Williams Cos., Inc. (The),
4.55%, 06/24/2024	$399,000	$ 418,068
3.50%, 11/15/2030	1,858,000	1,890,455
2.60%, 03/15/2031(b)	5,802,000	5,485,180
3.50%, 10/15/2051	2,763,000	2,456,091
		187,434,054

Other Diversified Financial Services-2.94%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
4.50%, 09/15/2023	2,796,000	2,881,329
2.45%, 10/29/2026	5,084,000	4,907,909
3.00%, 10/29/2028	3,232,000	3,115,906
3.30%, 01/30/2032	3,879,000	3,685,482
3.40%, 10/29/2033	4,187,000	3,957,335
3.85%, 10/29/2041	3,957,000	3,671,505
Avolon Holdings Funding Ltd. (Ireland),
2.13%, 02/21/2026(c)	2,956,000	2,858,901
4.25%, 04/15/2026(c)	1,855,000	1,907,438
2.75%, 02/21/2028(c)	3,436,000	3,243,270
Blackstone Holdings Finance Co. LLC,
1.60%, 03/30/2031(c)	2,714,000	2,397,537
2.55%, 03/30/2032(c)	2,071,000	1,966,911
2.80%, 09/30/2050(c)	1,984,000	1,656,910
3.20%, 01/30/2052(c)	4,241,000	3,829,602
Blackstone Private Credit Fund,
1.75%, 09/15/2024(c)	1,114,000	1,074,071
2.35%, 11/22/2024(c)	3,364,000	3,273,378
2.63%, 12/15/2026(c)	7,751,000	7,219,211
3.25%, 03/15/2027(c)	4,084,000	3,906,688
Blue Owl Finance LLC, 3.13%, 06/10/2031(c)	3,963,000	3,586,289
Carlyle Finance LLC, 5.65%, 09/15/2048(c)	360,000	439,738
Fuqing Investment Management Ltd. (China), 4.00%, 06/12/2022(c)	1,849,000	1,843,453
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(c)	794,000	775,631
KKR Group Finance Co. VIII LLC, 3.50%, 08/25/2050(c)	2,006,000	1,861,141
LSEGA Financing PLC (United Kingdom),
1.38%, 04/06/2026(c)	2,907,000	2,771,127
2.00%, 04/06/2028(c)	2,683,000	2,556,600
2.50%, 04/06/2031(c)	1,634,000	1,562,417
OWL Rock Core Income Corp., 4.70%, 02/08/2027(c)	3,350,000	3,317,973
Pershing Square Holdings Ltd.,
3.25%, 11/15/2030(c)	4,800,000	4,622,894
3.25%, 10/01/2031(c)	6,400,000	6,146,336
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(c)	635,000	631,666
		85,668,648

Packaged Foods & Meats-0.67%
General Mills, Inc., 2.25%, 10/14/2031(b)	1,730,000	1,628,064
JBS Finance Luxembourg S.a.r.l., 3.63%, 01/15/2032(c)	3,156,000	2,868,299

	Principal Amount	Value
Packaged Foods & Meats-(continued)
JDE Peet’s N.V. (Netherlands),
1.38%, 01/15/2027(c)	$2,419,000	$ 2,248,183
2.25%, 09/24/2031(c)	1,957,000	1,775,696
Kraft Heinz Foods Co. (The),
6.88%, 01/26/2039	340,000	450,500
5.00%, 06/04/2042	352,000	388,520
4.38%, 06/01/2046	472,000	484,390
5.50%, 06/01/2050	540,000	649,350
Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(c)	9,776,000	8,949,782
		19,442,784

Paper Packaging-0.64%
Berry Global, Inc., 1.65%, 01/15/2027	17,673,000	16,493,231
Sealed Air Corp., 1.57%, 10/15/2026(c)	2,387,000	2,249,063
		18,742,294

Paper Products-0.26%
Georgia-Pacific LLC, 2.10%, 04/30/2027(c)	2,818,000	2,755,163
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(c)	1,493,000	1,409,803
Suzano Austria GmbH (Brazil),
2.50%, 09/15/2028	1,519,000	1,386,087
3.13%, 01/15/2032	2,139,000	1,901,667
		7,452,720

Pharmaceuticals-1.29%
Bausch Health Cos., Inc.,
6.13%, 04/15/2025(c)	153,000	153,861
9.00%, 12/15/2025(c)	152,000	156,922
5.75%, 08/15/2027(c)	500,000	497,445
Bristol-Myers Squibb Co.,
2.95%, 03/15/2032	5,291,000	5,364,627
3.55%, 03/15/2042	9,966,000	10,167,144
3.70%, 03/15/2052	8,974,000	9,266,801
Mayo Clinic, Series 2021,
3.20%, 11/15/2061	2,444,000	2,386,388
Merck & Co., Inc.,
2.15%, 12/10/2031(b)	3,585,000	3,427,930
2.75%, 12/10/2051	2,971,000	2,653,093
2.90%, 12/10/2061	2,971,000	2,624,065
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(c)	785,000	787,198
Royalty Pharma PLC, 2.20%, 09/02/2030	82,000	74,473
		37,559,947

Property & Casualty Insurance-0.60%
Assured Guaranty US Holdings, Inc., 3.60%, 09/15/2051	1,597,000	1,450,766
Chubb INA Holdings, Inc.,
2.85%, 12/15/2051	1,026,000	918,785
3.05%, 12/15/2061	2,327,000	2,084,657
Fairfax Financial Holdings Ltd. (Canada),
4.85%, 04/17/2028(b)	2,568,000	2,736,139
4.63%, 04/29/2030	300,000	323,005
Fidelity National Financial, Inc., 3.20%, 09/17/2051	1,622,000	1,360,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Corporate Bond Fund

	Principal Amount	Value
Property & Casualty Insurance-(continued)
First American Financial Corp., 2.40%, 08/15/2031	$2,981,000	$ 2,723,630
Stewart Information Services Corp., 3.60%, 11/15/2031	3,615,000	3,492,739
W.R. Berkley Corp., 3.15%, 09/30/2061	2,791,000	2,314,471
		17,404,474

Railroads-1.89%
Canadian Pacific Railway Co. (Canada),
1.75%, 12/02/2026(b)	2,835,000	2,751,287
6.13%, 09/15/2115	15,272,000	19,963,344
Empresa de los Ferrocarriles del Estado (Chile), 3.83%, 09/14/2061(c)	3,030,000	2,538,928
Norfolk Southern Corp.,
3.00%, 03/15/2032(b)	6,415,000	6,544,588
3.40%, 11/01/2049	3,046,000	2,955,798
3.70%, 03/15/2053	3,777,000	3,874,975
Union Pacific Corp.,
2.15%, 02/05/2027(b)	3,224,000	3,187,399
2.80%, 02/14/2032	2,308,000	2,316,839
3.38%, 02/14/2042(b)	1,681,000	1,680,253
3.50%, 02/14/2053	6,019,000	6,051,852
3.85%, 02/14/2072(b)	3,017,000	3,053,447
		54,918,710

Real Estate Development-0.77%
Agile Group Holdings Ltd. (China),
5.75%, 01/02/2025(c)	200,000	80,000
5.50%, 04/21/2025(c)	1,950,000	755,625
6.05%, 10/13/2025(c)	1,493,000	582,270
5.50%, 05/17/2026(c)	376,000	139,120
Arabian Centres Sukuk II Ltd. (Saudi Arabia), 5.63%, 10/07/2026(c)	4,192,000	4,114,993
Country Garden Holdings Co. Ltd. (China),
4.75%, 07/25/2022(b)(c)	2,091,000	1,991,678
5.40%, 05/27/2025(c)	614,000	475,850
3.13%, 10/22/2025(c)	1,730,000	1,240,410
5.63%, 12/15/2026(c)	676,000	517,140
Essential Properties L.P., 2.95%, 07/15/2031	2,845,000	2,617,215
Greentown China Holdings Ltd. (China), 4.70%, 04/29/2025(c)	899,000	878,323
Logan Group Co. Ltd. (China),
7.50%, 08/25/2022(c)	426,000	200,220
4.25%, 07/12/2025(c)	961,000	288,300
Piedmont Operating Partnership L.P., 3.15%, 08/15/2030	2,301,000	2,255,418
Shimao Group Holdings Ltd. (China), 4.75%, 07/03/2022(c)	1,610,000	773,605
Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(c)	2,915,000	2,816,510
Sino-Ocean Land Treasure IV Ltd. (China),
5.25%, 04/30/2022(c)	728,000	726,214
3.25%, 05/05/2026(c)	2,470,000	2,039,459
		22,492,350

	Principal Amount	Value
Regional Banks-1.95%
Citizens Financial Group, Inc.,
2.50%, 02/06/2030	$3,116,000	$ 2,988,527
3.25%, 04/30/2030	210,000	212,901
Series G, 4.00%(d)(e)	3,379,000	3,184,707
Fifth Third Bancorp,
4.30%, 01/16/2024	2,329,000	2,422,640
2.38%, 01/28/2025	6,558,000	6,572,904
2.55%, 05/05/2027	2,010,000	2,009,972
Huntington Bancshares, Inc., 2.49%, 08/15/2036(c)(d)	2,657,000	2,434,214
KeyCorp, 2.25%, 04/06/2027	4,530,000	4,463,439
M&T Bank Corp., 3.50%(d)(e)	2,903,000	2,656,245
SVB Financial Group,
2.10%, 05/15/2028(b)	2,193,000	2,103,371
1.80%, 02/02/2031	4,284,000	3,881,396
Series C, 4.00%(b)(d)(e)	6,884,000	6,479,565
Series D, 4.25%(d)(e)	7,204,000	6,938,352
Series E, 4.70%(d)(e)	4,585,000	4,338,556
Synovus Financial Corp., 3.13%, 11/01/2022	2,167,000	2,180,837
Zions Bancorporation N.A., 3.25%, 10/29/2029	3,884,000	3,903,033
		56,770,659

Reinsurance-0.69%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	2,985,000	2,625,115
Global Atlantic Fin Co.,
4.40%, 10/15/2029(c)	8,842,000	9,188,537
3.13%, 06/15/2031(c)	2,134,000	1,991,272
4.70%, 10/15/2051(c)(d)	6,477,000	6,194,603
		19,999,527

Renewable Electricity-0.11%
Adani Green Energy Ltd. (India), 4.38%, 09/08/2024(c)	3,156,000	3,122,231

Research & Consulting Services-0.00%
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(c)	108,000	103,825

Residential REITs-0.56%
American Campus Communities Operating Partnership L.P., 2.25%, 01/15/2029	1,971,000	1,857,427
American Homes 4 Rent L.P.,
2.38%, 07/15/2031	801,000	737,109
3.38%, 07/15/2051	787,000	676,150
Invitation Homes Operating Partnership L.P.,
2.30%, 11/15/2028	1,205,000	1,139,362
2.70%, 01/15/2034	3,466,000	3,160,623
Mid-America Apartments L.P., 2.88%, 09/15/2051	798,000	706,106
Spirit Realty L.P.,
3.40%, 01/15/2030	4,601,000	4,592,275
2.70%, 02/15/2032	352,000	332,996
Sun Communities Operating L.P., 2.70%, 07/15/2031	842,000	792,798
UDR, Inc., 3.00%, 08/15/2031(b)	2,436,000	2,402,394
		16,397,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Corporate Bond Fund

	Principal Amount	Value
Restaurants-0.35%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(c)	$4,574,000	$ 4,231,339
Aramark Services, Inc., 5.00%, 04/01/2025(c)	515,000	519,280
IRB Holding Corp., 6.75%, 02/15/2026(c)	690,000	695,865
Papa John’s International, Inc., 3.88%, 09/15/2029(c)	541,000	503,887
Starbucks Corp., 3.00%, 02/14/2032(b)	4,379,000	4,357,973
		10,308,344

Retail REITs-1.06%
Agree L.P., 2.60%, 06/15/2033	2,557,000	2,358,767
Brixmor Operating Partnership L.P.,
4.05%, 07/01/2030	2,630,000	2,730,880
2.50%, 08/16/2031	1,925,000	1,780,930
Kimco Realty Corp.,
1.90%, 03/01/2028	3,929,000	3,717,774
2.70%, 10/01/2030	2,252,000	2,191,132
2.25%, 12/01/2031	1,933,000	1,785,884
Kite Realty Group Trust, 4.75%, 09/15/2030	2,428,000	2,620,403
National Retail Properties, Inc., 3.50%, 04/15/2051	3,003,000	2,815,229
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(c)	246,000	253,626
Realty Income Corp.,
2.20%, 06/15/2028	1,846,000	1,790,922
3.25%, 01/15/2031	2,888,000	2,931,547
Regency Centers L.P., 4.13%, 03/15/2028	2,044,000	2,181,124
Simon Property Group L.P., 1.38%, 01/15/2027(b)	3,948,000	3,735,743
		30,893,961

Semiconductor Equipment-0.01%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 3.40%, 05/01/2030(c)	289,000	291,969

Semiconductors-1.16%
Broadcom, Inc.,
2.45%, 02/15/2031(c)	2,460,000	2,274,123
3.47%, 04/15/2034(c)	5,648,000	5,459,050
3.14%, 11/15/2035(c)	2,488,000	2,306,807
3.19%, 11/15/2036(c)	7,529,000	6,999,655
Marvell Technology, Inc., 2.95%, 04/15/2031	5,880,000	5,668,639
Micron Technology, Inc.,
4.98%, 02/06/2026	1,736,000	1,866,434
4.19%, 02/15/2027	5,248,000	5,550,180
2.70%, 04/15/2032	2,493,000	2,335,156
3.37%, 11/01/2041	1,420,000	1,280,989
Skyworks Solutions, Inc., 3.00%, 06/01/2031	125,000	116,155
		33,857,188

	Principal Amount	Value
Soft Drinks-0.28%
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	$155,000	$ 135,539
Coca-Cola Icecek A.S. (Turkey), 4.50%, 01/20/2029(c)	8,012,000	7,890,938
		8,026,477

Sovereign Debt-2.27%
Airport Authority (Hong Kong), 3.25%, 01/12/2052(c)	5,354,000	5,039,328
Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(c)	8,000,000	8,313,440
China Government International Bond (China), 2.50%, 10/26/2051(c)	5,478,000	5,081,669
Dominican Republic International Bond (Dominican Republic), 5.30%, 01/21/2041(c)	2,320,000	1,998,123
Egypt Government International Bond (Egypt),
3.88%, 02/16/2026(c)	3,583,000	3,102,341
5.88%, 02/16/2031(b)(c)	2,762,000	2,151,186
7.50%, 02/16/2061(c)	3,075,000	2,200,661
Ghana Government International Bond (Ghana), 7.75%, 04/07/2029(c)	1,905,000	1,306,830
Guatemala Government Bond (Guatemala), 3.70%, 10/07/2033(c)	3,197,000	2,903,675
Indonesia Government International Bond (Indonesia), 3.20%, 09/23/2061(b)	3,826,000	3,223,830
Mexico Government International Bond (Mexico),
3.50%, 02/12/2034	4,579,000	4,318,043
4.40%, 02/12/2052	6,164,000	5,688,293
Morocco Government International Bond (Morocco), 4.00%, 12/15/2050(c)	1,625,000	1,286,797
Oman Government International Bond (Oman), 6.25%, 01/25/2031(c)	1,140,000	1,186,165
Perusahaan Penerbit SBSN Indonesia III (Indonesia), 3.55%, 06/09/2051(c)	3,149,000	2,898,434
Turkey Government International Bond (Turkey), 4.75%, 01/26/2026	3,652,000	3,346,879
UAE International Government Bond (United Arab Emirates),
2.00%, 10/19/2031(c)	2,189,000	2,086,321
2.88%, 10/19/2041(c)	3,229,000	3,028,218
3.25%, 10/19/2061(c)	4,061,000	3,812,345
Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(c)	3,661,000	3,196,298
		66,168,876

Specialized Consumer Services-0.05%
Carriage Services, Inc., 4.25%, 05/15/2029(c)	1,078,000	1,018,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Corporate Bond Fund

	Principal Amount	Value
Specialized Consumer Services-(continued)
Terminix Co. LLC (The), 7.45%, 08/15/2027	$463,000	$ 543,428
		1,562,111

Specialized Finance-0.38%
Mitsubishi HC Capital, Inc. (Japan), 3.64%, 04/13/2025(c)	5,514,000	5,680,150
National Rural Utilities Cooperative Finance Corp., 2.40%, 03/15/2030	2,236,000	2,153,895
2.75%, 04/15/2032	3,363,000	3,299,403
		11,133,448

Specialized REITs-0.94%
American Tower Corp., 2.70%, 04/15/2031	5,956,000	5,606,126
3.10%, 06/15/2050	4,412,000	3,707,443
2.95%, 01/15/2051	2,749,000	2,259,430
Crown Castle International Corp., 2.50%, 07/15/2031	4,691,000	4,361,434
Equinix, Inc., 3.20%, 11/18/2029	120,000	118,518
Extra Space Storage L.P., 2.55%, 06/01/2031	2,171,000	2,062,125
2.35%, 03/15/2032	2,161,000	1,993,332
Life Storage L.P., 2.40%, 10/15/2031	3,466,000	3,226,123
SBA Communications Corp., 3.88%, 02/15/2027	255,000	254,841
3.13%, 02/01/2029	4,116,000	3,828,168
		27,417,540

Specialty Chemicals-0.63%
Braskem Idesa S.A.P.I. (Mexico), 7.45%, 11/15/2029(c)	3,457,000	3,436,863
6.99%, 02/20/2032(c)	4,356,000	4,167,908
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(c)	690,000	691,297
Sasol Financing USA LLC (South Africa), 4.38%, 09/18/2026	4,049,000	3,965,368
5.50%, 03/18/2031	5,790,000	5,556,055
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(b)(c)	520,000	519,896
		18,337,387

Specialty Stores-0.02%
Bath & Body Works, Inc., 6.75%, 07/01/2036	436,000	476,184

Steel-0.04%
Cleveland-Cliffs, Inc., 9.88%, 10/17/2025(c)	470,000	522,273
SunCoke Energy, Inc., 4.88%, 06/30/2029(c)	531,000	510,153
		1,032,426

Systems Software-0.65%
Camelot Finance S.A., 4.50%, 11/01/2026(c)	1,546,000	1,549,208
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029(b)	2,891,000	2,715,502

	Principal Amount	Value
Systems Software-(continued)
Oracle Corp., 3.60%, 04/01/2050	$10,400,000	$ 9,060,581
3.85%, 04/01/2060	4,022,000	3,474,657
VMware, Inc., 2.20%, 08/15/2031	2,254,000	2,066,478
		18,866,426

Technology Distributors-0.07%
Avnet, Inc., 4.63%, 04/15/2026	1,920,000	2,035,685

Technology Hardware, Storage & Peripherals-0.39%
Apple, Inc.,
2.65%, 05/11/2050	3,974,000	3,534,910
2.80%, 02/08/2061	8,925,000	7,797,278
		11,332,188

Textiles-0.01%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(c)	214,000	194,042

Thrifts & Mortgage Finance-0.01%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(c)	236,000	222,114

Tobacco-0.96%
Altria Group, Inc., 4.40%, 02/14/2026	2,965,000	3,150,792
2.45%, 02/04/2032	5,087,000	4,545,814
3.40%, 02/04/2041	4,666,000	3,869,688
3.70%, 02/04/2051	13,350,000	10,935,549
4.00%, 02/04/2061	6,502,000	5,423,466
BAT Capital Corp. (United Kingdom), 2.73%, 03/25/2031	143,000	131,153
		28,056,462

Trading Companies & Distributors-0.50%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(c)(d)	7,903,000	8,337,942
Air Lease Corp., 3.00%, 09/15/2023	1,734,000	1,752,783
Aircastle Ltd., 5.00%, 04/01/2023	534,000	548,668
4.40%, 09/25/2023	3,412,000	3,501,447
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(c)	301,000	287,995
		14,428,835

Trucking-1.53%
Aviation Capital Group LLC, 4.13%, 08/01/2025(c)	4,772,000	4,870,421
3.50%, 11/01/2027(c)	13,856,000	13,704,793
Ryder System, Inc., 4.63%, 06/01/2025(b)	3,107,000	3,301,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Corporate Bond Fund

	Principal Amount	Value
Trucking-(continued)
SMBC Aviation Capital Finance DAC (Ireland), 3.00%, 07/15/2022(c)	$2,947,000	$2,961,706
4.13%, 07/15/2023(c)	3,266,000	3,354,427
1.90%, 10/15/2026(c)	2,457,000	2,360,104
Triton Container International Ltd. (Bermuda), 2.05%, 04/15/2026(c)	5,705,000	5,512,588
3.15%, 06/15/2031(c)	2,955,000	2,841,207
Uber Technologies, Inc., 4.50%, 08/15/2029(b)(c)	6,022,000	5,776,453
		44,683,032

Wireless Telecommunication Services-2.00%
Empresa Nacional de Telecomunicaciones S.A. (Chile), 3.05%, 09/14/2032(c)	1,644,000	1,516,130
Rogers Communications, Inc. (Canada), 4.50%, 03/15/2043	330,000	343,096
5.00%, 03/15/2044	4,126,000	4,481,711
Sprint Capital Corp., 8.75%, 03/15/2032	315,000	437,522
Sprint Corp., 7.88%, 09/15/2023	84,000	90,405
7.63%, 02/15/2025	394,000	436,848
7.63%, 03/01/2026	389,000	443,927
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(c)	8,730,312	8,995,393
5.15%, 03/20/2028(c)	10,773,000	11,595,132
T-Mobile USA, Inc., 2.25%, 02/15/2026(c)	3,076,000	2,971,862
2.63%, 04/15/2026	3,413,000	3,354,808
3.50%, 04/15/2031	925,000	911,994
2.70%, 03/15/2032(c)	259,000	243,764
4.50%, 04/15/2050	2,405,000	2,511,470
3.40%, 10/15/2052(c)	9,897,000	8,784,757
VEON Holdings B.V. (Netherlands), 3.38%, 11/25/2027(c)	2,347,000	1,032,680
Vodafone Group PLC (United Kingdom),
3.25%, 06/04/2081(d)	2,081,000	1,933,790
4.13%, 06/04/2081(d)	3,580,000	3,299,919
5.13%, 06/04/2081(d)	3,503,000	3,131,822
Xiaomi Best Time International Ltd. (China), 4.10%, 07/14/2051(c)	1,841,000	1,675,677
		58,192,707
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,686,152,058)		2,584,431,715

U.S. Treasury Securities-5.02%
U.S. Treasury Bills-0.24%
0.41%, 05/26/2022(j)(k)	7,088,000	7,082,793
U.S. Treasury Bonds-1.44%
2.38%, 02/15/2042	16,106,400	16,451,178
1.88%, 11/15/2051	27,199,900	25,385,157
		41,836,335

	Principal Amount	Value

U.S. Treasury Notes-3.34%
1.50%, 02/29/2024	$2,328,000	$ 2,330,046
1.50%, 02/15/2025	9,851,000	9,812,519
1.88%, 02/28/2027	8,714,200	8,772,751
1.88%, 02/28/2029	3,746,200	3,759,372
1.88%, 02/15/2032(b)	72,376,800	72,653,867
		97,328,555
Total U.S. Treasury Securities (Cost $144,068,275)		146,247,683

	Shares
Preferred Stocks-2.78%
Asset Management & Custody Banks-0.13%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(d)	3,717,000	3,823,864

Diversified Banks-1.58%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	100	131,756
Bank of America Corp., 6.50%, Series Z, Pfd.(b)(d)	3,839,000	4,102,931
Citigroup, Inc., 6.25%, Series T, Pfd.(d)	2,110,000	2,273,525
Citigroup, Inc., 5.00%, Series U, Pfd.(b)(d)	7,500,000	7,605,000
Citigroup, Inc., 4.00%, Series W, Pfd.(d)	3,879,000	3,757,199
JPMorgan Chase & Co., 3.77% (3 mo. USD LIBOR + 3.47%), Series I, Pfd.(g)	8,498,000	8,473,982
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	14,554	19,678,755
		46,023,148

Integrated Telecommunication Services-0.17%
AT&T, Inc., 2.88%, Series B, Pfd.(d)	4,400,000	4,764,388

Investment Banking & Brokerage-0.60%
Charles Schwab Corp. (The), 4.00%, Series H, Pfd.(d)	3,619,000	3,354,162
Goldman Sachs Group, Inc. (The), 5.00%, Series P, Pfd.(b)(d)	3,255,000	3,143,679
Morgan Stanley, 7.13%, Series E, Pfd.(d)	256,997	6,946,629
Morgan Stanley, 6.88%, Series F, Pfd.(d)	150,000	4,053,000
		17,497,470

Life & Health Insurance-0.10%
MetLife, Inc., 3.85%, Series G, Pfd.(b)(d)	2,866,000	2,851,670

Multi-Utilities-0.06%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(d)	1,866,000	1,843,841

Other Diversified Financial Services-0.06%
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(d)	1,724,000	1,737,792

Regional Banks-0.08%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(d)	92,134	2,322,698
Total Preferred Stocks (Cost $78,891,193)		80,864,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Corporate Bond Fund

	Principal Amount	Value
Asset-Backed Securities-0.92%
IP Lending III Ltd., Series 2022- 3A, Class SNR, 3.38%, 11/02/2026(c)(h)	$3,923,000	$ 3,914,435
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(c)	2,690,686	2,759,858
Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(c)	10,530,635	10,771,803
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(c)	2,539,375	2,402,972
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(c)	2,499,542	2,341,341
Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(c)	4,368,000	4,456,307
Total Asset-Backed Securities (Cost $26,671,560)		26,646,716

Municipal Obligations-0.21%
California State University, Series 2021 B, Ref. RB, 2.72%, 11/01/2052	2,340,000	2,188,135
Series 2021 B, Ref. RB, 2.94%, 11/01/2052	3,495,000	3,256,249
Florida Development Finance Corp. (Palm Bay Academy, Inc.), Series 2017, Ref. RB, 9.00%, 05/15/2024(c)	735,000	733,412
Series 2017, Ref. RB, 0.00%, 05/15/2037(c)(h)	360,000	4
Series 2017, Ref. RB, 0.00%, 05/15/2037(c)(h)	350,000	70,000
Total Municipal Obligations (Cost $6,910,786)		6,247,800

	Shares
Exchange-Traded Funds-0.19%
Invesco Total Return Bond ETF (Cost $5,830,000)(l)	100,000	5,394,000

	Principal Amount
Variable Rate Senior Loan Interests-0.17%(m)(n)
Diversified REITs-0.17%
Asterix, Inc. (Canada), Term Loan, 3.90%, 03/31/2023 (Cost $4,744,930)(h)	$6,344,447	5,065,045

Investment Abbreviations:

Conv.	- Convertible
ETF	- Exchange-Traded Fund
EUR	- Euro
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
RB	- Revenue Bonds
Ref.	- Refunding
REIT	- Real Estate Investment Trust
SOFR	- Secured Overnight Financing Rate
USD	- U.S. Dollar

	Principal Amount	Value
Non-U.S. Dollar Denominated Bonds & Notes-0.15%(o)
Movies & Entertainment-0.11%
Netflix, Inc., 3.88%, 11/15/2029(c)	EUR 2,600,000	$3,196,994

Sovereign Debt-0.04%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2030(c)	EUR 2,765,000	1,069,588

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $5,967,768)		4,266,582

	Shares
Money Market Funds-0.85%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(l)(p)	6,719,731	6,719,731

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(l)(p)	10,479,780	10,479,780

Invesco Treasury Portfolio, Institutional Class, 0.01%(l)(p)	7,679,693	7,679,693

Total Money Market Funds (Cost $24,879,520)		24,879,204

Options Purchased-0.06%
(Cost $1,966,432)(q)		1,690,629

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.09% (Cost $2,986,082,522)		2,885,734,245

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-8.33%
Invesco Private Government Fund, 0.12%(l)(p)(r)	72,323,771	72,323,771

Invesco Private Prime Fund, 0.08%(l)(p)(r)	170,213,555	170,230,580

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $242,570,065)		242,554,351

TOTAL INVESTMENTS IN SECURITIES-107.42% (Cost $3,228,652,587)		3,128,288,596

OTHER ASSETS LESS LIABILITIES-(7.42)%		(216,051,583)

NET ASSETS-100.00%		$2,912,237,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Corporate Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at February 28, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $974,410,867, which represented 33.46% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Zero coupon bond issued at a discount.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2022.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2022	Dividend Income
Invesco Total Return Bond ETF	$5,686,000	$-	$-	$(292,000)	$-	$5,394,000	$113,438
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	38,593,273	287,638,559	(319,512,101)	-	-	6,719,731	3,307
Invesco Liquid Assets Portfolio, Institutional Class	27,566,599	205,456,113	(222,538,803)	(416)	(3,713)	10,479,780	1,562
Invesco Treasury Portfolio, Institutional Class	44,106,598	328,729,781	(365,156,686)	-	-	7,679,693	1,434
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,748,998	364,371,433	(294,796,660)	-	-	72,323,771	8,576	*
Invesco Private Prime Fund	4,123,497	748,927,745	(582,787,439)	(15,714)	(17,509)	170,230,580	82,496	*
Total	$122,824,965	$1,935,123,631	$(1,784,791,689)	$(308,130)	$(21,222)	$272,827,555	$210,813

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(m)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(n)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)	The rate shown is the 7-day SEC standardized yield as of February 28, 2022.
(q)	The table below details options purchased.
(r)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value

Equity Risk

Alphabet, Inc.	Call	09/16/2022	3	USD	3,150.00	USD	945,000	$ 25,995

Amazon.com, Inc.	Call	09/16/2022	1	USD	3,260.00	USD	326,000	21,343

Apple, Inc.	Call	09/16/2022	24	USD	185.00	USD	444,000	16,800

iShares China Large-Cap ETF	Call	01/20/2023	2,889	USD	41.00	USD	11,844,900	356,791

Microsoft Corp.	Call	09/16/2022	15	USD	315.00	USD	472,500	27,900
Total Open Exchange-Traded Equity Options Purchased								$ 448,829

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Corporate Bond Fund

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value

Equity Risk

S&P 500 Index	Call	09/16/2022	56	USD	4,475.00	USD	25,060,000	$1,241,800

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Index Options Written

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value*		Value

Equity Risk

S&P 500 Index	Call	09/16/2022	56	USD	4,775.00	USD	26,740,000	$(487,480)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	945	June-2022	$203,389,101	$642,303	$642,303

U.S. Treasury 5 Year Notes	1,425	June-2022	168,550,781	875,486	875,486

U.S. Treasury 10 Year Notes	1,020	June-2022	129,986,250	871,250	871,250

U.S. Treasury Long Bonds	742	June-2022	116,262,125	1,512,984	1,512,984

Subtotal–Long Futures Contracts				3,902,023	3,902,023

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 10 Year Ultra Notes	2,296	June-2022	(324,489,375)	(3,300,500)	(3,300,500)

U.S. Treasury Ultra Bonds	558	June-2022	(103,753,125)	(1,054,969)	(1,054,969)

Subtotal–Short Futures Contracts				(4,355,469)	(4,355,469)

Total Futures Contracts				$(453,446)	$(453,446)

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)

Currency Risk

05/17/2022	Citibank, N.A.	EUR	852,000	USD	979,543	$21,454

05/17/2022	Goldman Sachs International	CAD	11,226,000	USD	8,860,300	2,003

05/17/2022	Goldman Sachs International	EUR	7,940,000	USD	9,125,886	197,224

05/17/2022	Goldman Sachs International	GBP	289,000	USD	393,231	5,496

07/12/2022	Goldman Sachs International	JPY	2,232,354,123	AUD	27,080,000	223,621

07/12/2022	Goldman Sachs International	USD	34,546,016	AUD	48,500,000	753,222

Subtotal–Appreciation						1,203,020

Currency Risk

07/12/2022	Citibank, N.A.	AUD	13,540,000	JPY	1,121,962,041	(61,314)

07/12/2022	Citibank, N.A.	AUD	24,250,000	USD	17,487,376	(162,244)

07/12/2022	Goldman Sachs International	AUD	13,540,000	JPY	1,122,415,902	(57,353)

07/12/2022	Goldman Sachs International	AUD	24,250,000	USD	17,493,142	(156,477)

Subtotal–Depreciation						(437,388)

Total Forward Foreign Currency Contracts						$765,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Corporate Bond Fund

Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound Sterling

JPY – Japanese Yen

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Corporate Bond Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $2,955,373,002)*	$2,855,461,041

Investments in affiliates, at value (Cost $273,279,585)	272,827,555

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	1,203,020

Foreign currencies, at value (Cost $8,251,322)	8,236,487

Receivable for:
Investments sold	57,279,599

Fund shares sold	4,377,862

Dividends	296,183

Interest	24,895,931

Investment for trustee deferred compensation and retirement plans	200,298

Other assets	110,051

Total assets	3,224,888,027

Liabilities:
Other investments:
Options written, at value (premiums received $353,480)	487,480

Variation margin payable - futures contracts	1,678,296

Unrealized depreciation on forward foreign currency contracts outstanding	437,388

Payable for:
Investments purchased	59,659,124

Dividends	1,104,319

Fund shares reacquired	5,481,569

Amount due custodian	272

Collateral upon return of securities loaned	242,570,065

Accrued fees to affiliates	823,779

Accrued trustees’ and officers’ fees and benefits	6,210

Accrued other operating expenses	178,920

Trustee deferred compensation and retirement plans	223,592

Total liabilities	312,651,014

Net assets applicable to shares outstanding	$2,912,237,013

Net assets consist of:

Shares of beneficial interest	$3,029,879,459

Distributable earnings (loss)	(117,642,446)

$2,912,237,013

Net Assets:

Class A	$1,295,987,428

Class C	$51,443,706

Class R	$13,750,273

Class Y	$576,511,641

Class R5	$14,978,050

Class R6	$959,565,915

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	181,326,037

Class C	7,142,787

Class R	1,922,820

Class Y	80,491,727

Class R5	2,093,026

Class R6	133,953,092

Class A:
Net asset value per share	$7.15

Maximum offering price per share (Net asset value of $7.15 ÷ 95.75%)	$7.47

Class C:
Net asset value and offering price per share	$7.20

Class R:
Net asset value and offering price per share	$7.15

Class Y:
Net asset value and offering price per share	$7.16

Class R5:
Net asset value and offering price per share	$7.16

Class R6:
Net asset value and offering price per share	$7.16

*	At February 28, 2022, securities with an aggregate value of $237,641,668 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Corporate Bond Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Interest (net of foreign withholding taxes of $28,401)	$93,432,572

Dividends	1,974,112

Dividends from affiliates (includes securities lending income of $181,899)	301,640

Total investment income	95,708,324

Expenses:

Advisory fees	8,200,798

Administrative services fees	400,269

Custodian fees	76,869

Distribution fees:
Class A	3,386,378

Class C	606,864

Class R	64,409

Transfer agent fees – A, C, R and Y	2,801,045

Transfer agent fees – R5	15,667

Transfer agent fees – R6	200,855

Trustees’ and officers’ fees and benefits	47,372

Registration and filing fees	219,737

Reports to shareholders	159,375

Professional services fees	93,813

Other	37,317

Total expenses	16,310,768

Less: Fees waived and/or expense offset arrangement(s)	(43,155)

Net expenses	16,267,613

Net investment income	79,440,711

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	11,004,702

Affiliated investment securities	(21,222)

Foreign currencies	(233,575)

Forward foreign currency contracts	837,632

Futures contracts	(6,654,299)

Option contracts written	617,129

Swap agreements	(342,703)

5,207,664

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(206,248,288)

Affiliated investment securities	(308,130)

Foreign currencies	(15,013)

Forward foreign currency contracts	697,062

Futures contracts	(1,888,954)

Option contracts written	(255,401)

(208,018,724)

Net realized and unrealized gain (loss)	(202,811,060)

Net increase (decrease) in net assets resulting from operations	$(123,370,349)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:

Net investment income	$79,440,711	$69,397,448

Net realized gain	5,207,664	100,097,393

Change in net unrealized appreciation (depreciation)	(208,018,724)	(34,247,244)

Net increase (decrease) in net assets resulting from operations	(123,370,349)	135,247,597

Distributions to shareholders from distributable earnings:

Class A	(66,050,560)	(75,965,080)

Class C	(2,426,197)	(3,630,108)

Class R	(609,685)	(673,911)

Class Y	(28,233,702)	(26,565,725)

Class R5	(859,252)	(714,077)

Class R6	(46,805,423)	(37,802,611)

Total distributions from distributable earnings	(144,984,819)	(145,351,512)

Share transactions-net:

Class A	73,499,790	121,480,031

Class C	(8,959,819)	(1,174,577)

Class R	3,148,823	(531,997)

Class Y	132,781,189	157,159,060

Class R5	1,904,087	6,083,742

Class R6	369,459,920	121,518,498

Net increase in net assets resulting from share transactions	571,833,990	404,534,757

Net increase in net assets	303,478,822	394,430,842

Net assets:

Beginning of year	2,608,758,191	2,214,327,349

End of year	$2,912,237,013	$2,608,758,191

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Corporate Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$7.80	$0.21	$(0.49)	$(0.28)	$(0.21)	$(0.16)	$(0.37)	$7.15	(3.79)%	$1,295,987	0.72%		0.72%		2.66%		133%
Year ended 02/28/21	7.80	0.22	0.25	0.47	(0.24)	(0.23)	(0.47)	7.80	6.14	1,342,071	0.74		0.74		2.87		182
Year ended 02/29/20	7.02	0.25	0.80	1.05	(0.27)	–	(0.27)	7.80	15.20	1,224,248	0.80		0.80		3.30		192
Year ended 02/28/19	7.20	0.28	(0.17)	0.11	(0.29)	(0.00)	(0.29)	7.02	1.65	968,160	0.83		0.83		4.00		145
Year ended 02/28/18	7.31	0.26	(0.06)	0.20	(0.27)	(0.04)	(0.31)	7.20	2.68	1,001,173	0.85		0.85		3.58		180
Class C
Year ended 02/28/22	7.86	0.15	(0.49)	(0.34)	(0.16)	(0.16)	(0.32)	7.20	(4.60)	51,444	1.47		1.47		1.91		133
Year ended 02/28/21	7.87	0.17	0.24	0.41	(0.19)	(0.23)	(0.42)	7.86	5.23	65,404	1.49		1.49		2.12		182
Year ended 02/29/20	7.08	0.19	0.82	1.01	(0.22)	–	(0.22)	7.87	14.43	66,662	1.55		1.55		2.55		192
Year ended 02/28/19	7.26	0.23	(0.17)	0.06	(0.24)	(0.00)	(0.24)	7.08	0.91 (d)	37,280	1.53	(d)	1.53	(d)	3.30	(d)	145
Year ended 02/28/18	7.36	0.21	(0.06)	0.15	(0.21)	(0.04)	(0.25)	7.26	2.07 (d)	82,939	1.58	(d)	1.58	(d)	2.85	(d)	180
Class R
Year ended 02/28/22	7.81	0.19	(0.49)	(0.30)	(0.20)	(0.16)	(0.36)	7.15	(4.16)	13,750	0.97		0.97		2.41		133
Year ended 02/28/21	7.81	0.20	0.25	0.45	(0.22)	(0.23)	(0.45)	7.81	5.87	11,819	0.99		0.99		2.62		182
Year ended 02/29/20	7.02	0.23	0.81	1.04	(0.25)	–	(0.25)	7.81	15.06	12,435	1.05		1.05		3.05		192
Year ended 02/28/19	7.21	0.26	(0.17)	0.09	(0.28)	(0.00)	(0.28)	7.02	1.30	6,889	1.08		1.08		3.75		145
Year ended 02/28/18	7.31	0.25	(0.06)	0.19	(0.25)	(0.04)	(0.29)	7.21	2.57	7,196	1.10		1.10		3.33		180
Class Y
Year ended 02/28/22	7.82	0.23	(0.50)	(0.27)	(0.23)	(0.16)	(0.39)	7.16	(3.66)	576,512	0.47		0.47		2.91		133
Year ended 02/28/21	7.82	0.24	0.25	0.49	(0.26)	(0.23)	(0.49)	7.82	6.40	497,643	0.49		0.49		3.12		182
Year ended 02/29/20	7.03	0.27	0.81	1.08	(0.29)	–	(0.29)	7.82	15.62	343,580	0.55		0.55		3.55		192
Year ended 02/28/19	7.22	0.30	(0.18)	0.12	(0.31)	(0.00)	(0.31)	7.03	1.76	86,657	0.58		0.58		4.25		145
Year ended 02/28/18	7.32	0.28	(0.05)	0.23	(0.29)	(0.04)	(0.33)	7.22	3.08	87,895	0.60		0.60		3.83		180
Class R5
Year ended 02/28/22	7.81	0.23	(0.48)	(0.25)	(0.24)	(0.16)	(0.40)	7.16	(3.47)	14,978	0.42		0.42		2.96		133
Year ended 02/28/21	7.81	0.25	0.24	0.49	(0.26)	(0.23)	(0.49)	7.81	6.45	14,418	0.44		0.44		3.17		182
Year ended 02/29/20	7.03	0.27	0.80	1.07	(0.29)	–	(0.29)	7.81	15.55	8,537	0.49		0.49		3.61		192
Year ended 02/28/19	7.21	0.30	(0.17)	0.13	(0.31)	(0.00)	(0.31)	7.03	2.00	6,841	0.49		0.49		4.34		145
Year ended 02/28/18	7.31	0.29	(0.06)	0.23	(0.29)	(0.04)	(0.33)	7.21	3.16	3,829	0.53		0.53		3.90		180
Class R6
Year ended 02/28/22	7.82	0.23	(0.49)	(0.26)	(0.24)	(0.16)	(0.40)	7.16	(3.54)	959,566	0.35		0.35		3.03		133
Year ended 02/28/21	7.82	0.25	0.25	0.50	(0.27)	(0.23)	(0.50)	7.82	6.54	677,403	0.36		0.36		3.25		182
Year ended 02/29/20	7.04	0.28	0.80	1.08	(0.30)	–	(0.30)	7.82	15.62	558,866	0.41		0.41		3.69		192
Year ended 02/28/19	7.22	0.31	(0.17)	0.14	(0.32)	(0.00)	(0.32)	7.04	2.01	388,221	0.43		0.43		4.40		145
Year ended 02/28/18	7.32	0.30	(0.06)	0.24	(0.30)	(0.04)	(0.34)	7.22	3.25	413,844	0.44		0.44		3.99		180

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.95% and 0.98% for the years ended February 28, 2019 and 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Corporate Bond Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

32	Invesco Corporate Bond Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act

33	Invesco Corporate Bond Fund

as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2022, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties

34	Invesco Corporate Bond Fund

are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

LIBOR Risk - The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (FCA), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

P.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

R.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer

35	Invesco Corporate Bond Fund

market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

S.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.420%

Next $750 million	0.350%

Over $1.25 billion	0.220%

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.29%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2022, the Adviser waived advisory fees of $42,278.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares. The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.50% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 25% of the Fund’s average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the Fund’s average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

For the year ended February 28, 2022, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $176,002 in front-end sales commissions from the sale of Class A shares and $13,636 and $4,993 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily

36	Invesco Corporate Bond Fund

available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$2,572,922,166	$11,509,549	$2,584,431,715

U.S. Treasury Securities	–	146,247,683	–	146,247,683

Preferred Stocks	33,132,838	47,732,033	–	80,864,871

Asset-Backed Securities	–	22,732,281	3,914,435	26,646,716

Municipal Obligations	–	6,177,796	70,004	6,247,800

Exchange-Traded Funds	5,394,000	–	–	5,394,000

Variable Rate Senior Loan Interests	–	–	5,065,045	5,065,045

Non-U.S. Dollar Denominated Bonds & Notes	–	4,266,582	–	4,266,582

Money Market Funds	24,879,204	242,554,351	–	267,433,555

Options Purchased	1,690,629	–	–	1,690,629

Total Investments in Securities	65,096,671	3,042,632,892	20,559,033	3,128,288,596

Other Investments - Assets*

Futures Contracts	3,902,023	–	–	3,902,023

Forward Foreign Currency Contracts	–	1,203,020	–	1,203,020

	3,902,023	1,203,020	–	5,105,043

Other Investments - Liabilities*

Futures Contracts	(4,355,469)	–	–	(4,355,469)

Forward Foreign Currency Contracts	–	(437,388)	–	(437,388)

Options Written	(487,480)	–	–	(487,480)

	(4,842,949)	(437,388)	–	(5,280,337)

Total Other Investments	(940,926)	765,632	–	(175,294)

Total Investments	$64,155,745	$3,043,398,524	$20,559,033	$3,128,113,302

*	Futures contracts and forward foreign currency contracts are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2022:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$-	$3,902,023	$3,902,023

Unrealized appreciation on forward foreign currency contracts outstanding	1,203,020	-	-	1,203,020

Options purchased, at value – Exchange-Traded(b)	-	1,690,629	-	1,690,629

Total Derivative Assets	1,203,020	1,690,629	3,902,023	6,795,672

Derivatives not subject to master netting agreements	-	(1,690,629)	(3,902,023)	(5,592,652)

Total Derivative Assets subject to master netting agreements	$1,203,020	$-	$-	$1,203,020

37	Invesco Corporate Bond Fund

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$-	$(4,355,469)	$(4,355,469)

Unrealized depreciation on forward foreign currency contracts outstanding	(437,388)	-	-	(437,388)

Options written, at value – Exchange-Traded	-	(487,480)	-	(487,480)

Total Derivative Liabilities	(437,388)	(487,480)	(4,355,469)	(5,280,337)

Derivatives not subject to master netting agreements	-	487,480	4,355,469	4,842,949

Total Derivative Liabilities subject to master netting agreements	$(437,388)	$-	$-	$(437,388)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Citibank, N.A.	$ 21,454	$(223,558)	$(202,104)	$–	$–	$(202,104)

Goldman Sachs International	1,181,566	(213,830)	967,736	–	–	967,736

Total	$1,203,020	$(437,388)	$765,632	$–	$–	$765,632

Effect of Derivative Investments for the year ended February 28, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$837,632	$-	$-	$837,632

Futures contracts	-	-	-	(6,654,299)	(6,654,299)

Options purchased(a)	-	(706,401)	3,856,680	-	3,150,279

Options written	-	84,037	(576,337)	1,109,429	617,129

Swap agreements	(342,703)	-	-	-	(342,703)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	697,062	-	-	697,062

Futures contracts	-	-	-	(1,888,954)	(1,888,954)

Options purchased(a)	-	-	1,229,975	-	1,229,975

Options written	-	-	(255,401)	-	(255,401)

Total	$(342,703)	$912,330	$4,254,917	$(7,433,824)	$(2,609,280)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Index Options Purchased	Foreign Currency Options Purchased	Equity Options Written	Index Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements

Average notional value	$41,864,021	$1,098,561,199	$26,283,163	$35,576,042	$108,083,645	$27,302,909	$34,010,000	$62,336,800	$56,250,000	$54,398,403

Average contracts	–	–	4,723	80	–	4,227	71	–	–	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $877.

38	Invesco Corporate Bond Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$106,646,519	$139,786,948

Long-term capital gain	38,338,300	5,564,564

Total distributions	$144,984,819	$145,351,512

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$637,104

Net unrealized appreciation (depreciation) – investments	(108,065,660)

Net unrealized appreciation (depreciation) – foreign currencies	(11,478)

Temporary book/tax differences	(139,895)

Post-October capital loss deferral	(10,062,517)

Shares of beneficial interest	3,029,879,459

Total net assets	$2,912,237,013

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments, straddles, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2022.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $2,165,009,131 and $1,660,894,901, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$56,091,508

Aggregate unrealized (depreciation) of investments	(164,157,168)

Net unrealized appreciation (depreciation) of investments	$(108,065,660)

Cost of investments for tax purposes is $3,236,178,962.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, foreign currency transactions, derivative instruments, amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was increased by $1,363,663 and undistributed net realized gain (loss) was decreased by $1,363,663. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

39	Invesco Corporate Bond Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	32,438,345	$251,450,399	42,426,949	$329,987,090

Class C	1,188,953	9,315,146	3,264,279	25,393,841

Class R	758,550	5,846,005	773,452	5,957,853

Class Y	51,395,738	398,167,587	57,457,299	442,795,202

Class R5	795,926	6,160,820	1,104,999	8,728,618

Class R6	66,002,220	512,181,475	27,744,665	216,580,860

Issued as reinvestment of dividends:
Class A	7,608,578	58,333,573	8,590,964	67,200,792

Class C	252,111	1,947,156	373,451	2,949,384

Class R	79,476	608,989	85,384	667,766

Class Y	2,832,647	21,743,742	2,560,753	20,141,227

Class R5	111,498	857,095	90,723	712,329

Class R6	5,709,398	43,825,549	4,509,781	35,354,372

Automatic conversion of Class C shares to Class A shares:
Class A	584,512	4,493,163	1,357,383	10,710,890

Class C	(580,247)	(4,493,163)	(1,345,849)	(10,710,890)

Reacquired:
Class A	(31,292,482)	(240,777,345)	(37,298,221)	(286,418,741)

Class C	(2,035,330)	(15,728,958)	(2,449,613)	(18,806,912)

Class R	(428,914)	(3,306,171)	(937,974)	(7,157,616)

Class Y	(37,370,286)	(287,130,140)	(40,319,234)	(305,777,369)

Class R5	(659,521)	(5,113,828)	(443,245)	(3,357,205)

Class R6	(24,361,546)	(186,547,104)	(17,109,553)	(130,416,734)

Net increase in share activity	73,029,626	$571,833,990	50,436,393	$404,534,757

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

40	Invesco Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Corporate Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

41	Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL (5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(09/01/21)	(02/28/22)[1]	Period[2]	(02/28/22)	Period[2]	Ratio
Class A	$1,000.00	$932.30	$3.45	$1,021.22	$3.61	0.72%
Class C	1,000.00	928.00	7.03	1,017.50	7.35	1.47
Class R	1,000.00	929.90	4.64	1,019.98	4.86	0.97
Class Y	1,000.00	932.40	2.25	1,022.46	2.36	0.47
Class R5	1,000.00	934.00	1.97	1,022.76	2.06	0.41
Class R6	1,000.00	933.00	1.68	1,023.06	1.76	0.35

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

42	Invesco Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$38,338,300
Qualified Dividend Income*	7.96%
Corporate Dividends Received Deduction*	7.39%
U.S. Treasury Obligations*	1.74%
Qualified Business Income*	0.00%
Business Interest Income*	82.78%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Short-Term Capital Gain Distributions	$23,550,912

43	Invesco Corporate Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. /Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Corporate Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Corporate Bond Fund

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Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Global Real Estate Fund

Nasdaq:

A: AGREX ∎ C: CGREX ∎ R: RGREX ∎ Y: ARGYX ∎ R5: IGREX ∎ R6: FGREX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Global Real Estate Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Global Real Estate Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.80%
Class C Shares	9.96
Class R Shares	10.53
Class Y Shares	11.08
Class R5 Shares	11.17
Class R6 Shares	11.26
MSCI World Index▼ (Broad Market Index)	10.74
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	10.94
Lipper Global Real Estate Funds Classification Average◆ (Peer Group)	13.02
Source(s):▼ RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Global equity markets started the fiscal year in positive territory amid concerns about rising bond yields and inflation, with value and cyclical recovery stocks outperforming growth stocks. The successful rollout of coro-navirus (COVID-19) vaccinations in the US and UK benefited equity markets. Listed real estate performed well, with performance led by the US, Hong Kong and Japan, while Euro-pean and Australian listed real estate lagged.

    During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and the easing of COVID-19-related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities. Listed real estate generated returns in line with broader global equities. US REITs performed the best, followed by Europe, while Asia lagged.

    Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Emerging market equities declined during the fiscal year, primarily due to weak performance from Chi-nese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer. Performance for listed real estate was volatile during the fiscal year, consistent with the broader macro cross-currents impacting equities.

    Most developed global equity markets ended the fourth quarter of 2021 in positive territory despite rising inflation and the emergence of Omicron, a new COVID-19 variant.

Pandemic-related supply chain disruptions and labor shortages intensified during the fiscal year, resulting in higher costs for companies and consumers. Emerging market equities declined due to COVID-19 concerns and China’s ongoing regulatory tightening and slowing economic growth. Overall, developed listed real estate outperformed emerging market listed real estate for the fiscal year.

    The market environment on a year-to-date basis from January 1, 2022 through February 28, 2022 was volatile through the end of the fiscal year. Uncertainties over inflation prospects, interest rate policy normalization and the sustainability of the post COVID-19 economic recovery have been complicated by the negative impact of war in Eastern Europe. In our view, the current base case suggests moderated economic growth and more sustained food and energy inflation. However, uncertainty could prevail for some time and a wide range of outcomes is possible. We believe capital markets are expected to remain volatile with credit spreads and government bond yields rising for both long and short duration bonds. General equity indices have fallen. Listed real estate has been more defensive but has still seen price declines alongside global equities.

    From a country perspective, key contributors to the Fund’s relative performance in the fiscal year were stock selection and an overweight exposure to both the US and United Kingdom. Key detractors to relative Fund performance included an overweight and stock selection in Germany, overweight exposure in Spain and stock selection in Singapore.

    From a sector perspective, the largest contributors to the Fund’s relative performance versus its style-specific benchmark during the fiscal year were overweight exposure and security selection to residential, with key contributions from US multi-family properties. Additional relative contributors included overweight exposure to industrial and stock selection within retail. The largest detractors to the Fund’s relative performance versus its style-specific benchmark included overweight exposure in lodging and infrastructure, along with underweight exposure to self-storage. The portfolio’s cash exposure also detracted relatively as the index has no cash exposure.

    Top individual detractors relative to the Fund’s style specific benchmark included Pro-logis and AvalonBay Communities. Prologis owns a portfolio of high-quality industrial assets which are primarily located in global gateway markets. Fundamentals for the industrial sector were strong during the fiscal year, driven by e-commerce and investment in tenant supply chains. The company outperformed partly driven by its strong operating fundamentals, increasing external growth drivers and access to low-cost capital. Avalon-Bay Communities owns multi-family assets primarily in the coastal markets of the US. The overall apartment sector outperformed the style-specific benchmark during the fiscal year as the market rewarded sectors as they expected to experience improving operating results amidst a continued economic recovery.

    Top individual detractors relative to the Fund’s style-specific benchmark included Public Storage and Americold Realty. Public Storage is the largest owner of self-storage assets in the US. During the fiscal year, the Fund’s underweight position to Public Storage detracted from Fund performance. The self-storage sector has continued to exhibit strong operating trends with high occupancy allowing for positive rent increases, although low barriers to entry and new supply coming to the market are likely to weigh on future growth. We exited our position during the fiscal year. Americold Realty owns a dominant position in cold storage and retains above-average long-term growth characteristics. The stock underperformed during the fiscal year as the company reduced guidance due to higher labor costs and a slow rebound of inventory levels. Longer-term demand trends and a favorable growth outlook remain intact. We exited our position during the fiscal year.

    The portfolio added exposure to structural growth sectors during the fiscal year, including industrial and residential. The portfolio’s industrial exposure normally benefits from high levels of demand for industrial assets, which is driving more capital value growth. Demand for large modern warehouses is expanding rapidly and the supply of new assets is dominated by high levels of tenant demand. The portfolio also added residential exposure, focusing on single-family residential and apartments. Residential real estate is under-supplied in most countries around the world, which continues to form a solid base for investment. In contrast, the portfolio reduced exposure to the office sector. Office markets remain somewhat in limbo with working from home still common. We believe the sector

2	Invesco Global Real Estate Fund

faces long-term headwinds such as demand deceleration, supply headwinds and rising cap-ex burdens. We anticipate these issues will remain very evident in larger office occupiers’ minds and investor preferences for many years to come.

    The overall portfolio is biased toward companies that we believe have higher-quality assets, supply-constrained real estate market exposure, lower leveraged balance sheets and better governance characteristics. The unpredictable macro and geopolitical environments suggest caution in taking significant active factors, country and currency exposures. As such, portfolio risk is still most likely to be allocated to stock-specific opportunities where there is a belief that attractive relative value exists.

    We thank you for your continued investment in Invesco Global Real Estate Fund.

Portfolio manager(s):

Mark Blackburn

James Cowen - Lead

Grant Jackson

Chip McKinley

Joe Rodriguez, Jr. - Lead

Darin Turner

Ping-Ying Wang - Lead

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

3 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Global Real Estate Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	4.88%
10 Years	5.13
5 Years	3.23
1 Year	4.67

Class C Shares
Inception (4/29/05)	4.86%
10 Years	5.09
5 Years	3.63
1 Year	8.96

Class R Shares
Inception (4/29/05)	4.97%
10 Years	5.45
5 Years	4.13
1 Year	10.53

Class Y Shares
Inception (10/3/08)	5.99%
10 Years	5.98
5 Years	4.66
1 Year	11.08

Class R5 Shares
Inception (4/29/05)	5.71%
10 Years	6.19
5 Years	4.77
1 Year	11.17

Class R6 Shares
10 Years	6.22%
5 Years	4.86
1 Year	11.26

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Global Real Estate Fund

Supplemental Information

Invesco Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

∎

The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/ NAREIT Developed Index (gross) from fund inception through February 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) from February 18, 2005, through June 30, 2014; the FTSE EPRA NAREIT Global Index (Net) from July 1, 2014 through June 30, 2021, and the FTSE EPRA NAREIT Developed Index (Net) from July 1, 2021 onward. The FTSE EPRA/NAREIT Developed index is considered representative of global real estate companies and REITs. The FTSE EPRA/ NAREIT Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The net version of indexes is computed using the net return, which withholds taxes for non-resident investors.

∎	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Global Real Estate Fund

Fund Information

Portfolio Composition

By country	% of total net assets

United States	60.99%

Japan	9.82

Germany	5.99

Hong Kong	4.57

United Kingdom	4.16

Australia	3.74

Singapore	2.51

Canada	2.02

Countries, each less than 2% of portfolio	5.27

Money Market Funds Plus Other Assets Less Liabilities	0.93

Top 10 Equity Holdings*

		% of total net assets

1.	Prologis, Inc.	7.15%

2.	AvalonBay Communities, Inc.	4.64

3.	UDR, Inc.	4.11

4.	Invitation Homes, Inc.	3.95

5.	VICI Properties, Inc.	3.29

6.	Vonovia SE	3.29

7.	Welltower, Inc.	3.23

8.	Equinix, Inc.	3.23

9.	Kimco Realty Corp.	2.54

10.	Ventas, Inc.	2.53

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2022.

7	Invesco Global Real Estate Fund

Schedule of Investments

February 28, 2022

	Shares	Value

Common Stocks & Other Equity Interests-99.07%
Australia-3.74%
Charter Hall Group	134,680	$1,648,484

GPT Group (The)	1,486,710	5,358,665

Mirvac Group	1,395,623	2,636,363

National Storage REIT	1,258,910	2,382,431

NEXTDC Ltd.(a)	254,272	2,009,732

Stockland	1,008,552	3,097,099

		17,132,774

Belgium-1.51%
Aedifica S.A.	30,282	3,433,230

Cofinimmo S.A.	18,432	2,416,163

VGP N.V.	4,271	1,079,326

		6,928,719

Canada-2.02%
Chartwell Retirement Residences	521,352	5,005,802

Summit Industrial Income REIT	251,446	4,271,110

		9,276,912

France-0.81%
Covivio	28,516	2,329,351

Gecina S.A.	10,967	1,392,790

		3,722,141

Germany-5.99%
Aroundtown S.A.	929,948	5,763,626

Instone Real Estate Group SE(b)	101,532	1,950,720

LEG Immobilien SE	11,107	1,435,116

Sirius Real Estate Ltd.	1,946,865	3,256,583

Vonovia SE	283,109	15,065,734

		27,471,779

Hong Kong-4.57%
Hang Lung Properties Ltd.	2,269,000	4,756,050

Hongkong Land Holdings Ltd.	464,400	2,514,202

Kerry Properties Ltd.	926,500	2,535,685

New World Development Co. Ltd.	1,021,000	4,082,796

Sun Hung Kai Properties Ltd.	484,100	5,631,272

Wharf Real Estate Investment Co. Ltd.	324,000	1,451,535

		20,971,540

Japan-9.82%
Advance Residence Investment Corp.	981	2,761,108

GLP J-Reit	703	1,049,162

Japan Metropolitan Fund Investment Corp.	3,922	3,175,399

Japan Prime Realty Investment Corp.	513	1,668,781

Kenedix Office Investment Corp.	387	2,299,843

Mitsubishi Estate Co. Ltd.	173,300	2,647,803

Mitsubishi Estate Logistics REIT Investment Corp.	319	1,186,079

Mitsui Fudosan Co. Ltd.	287,400	6,403,670

Mitsui Fudosan Logistics Park, Inc.	505	2,305,971

Nippon Accommodations Fund, Inc.	361	1,900,212

Nomura Real Estate Master Fund, Inc.	1,248	1,655,829

ORIX JREIT, Inc.	1,538	2,153,874

	Shares	Value

Japan-(continued)
Sumitomo Realty & Development Co. Ltd.	236,000	$6,969,189

Tokyo Tatemono Co. Ltd.	132,300	2,033,488

Tokyu Fudosan Holdings Corp.	854,700	4,764,306

United Urban Investment Corp.	1,766	2,027,556

		45,002,270

Malta-0.00%
BGP Holdings PLC(c)	9,888,325	11

Singapore-2.51%
CapitaLand Integrated Commercial Trust	2,704,500	4,224,518

Digital Core REIT Management Pte Ltd.(a)	2,321,600	2,605,606

Mapletree Commercial Trust	1,230,300	1,643,390

Mapletree Industrial Trust	1,613,980	3,046,326

		11,519,840

Spain-1.21%
Cellnex Telecom S.A.(b)	122,159	5,526,295

Sweden-1.74%
Castellum AB	115,664	2,553,191

Samhallsbyggnadsbolaget i Norden AB, Class B(d)	378,530	1,738,111

Wihlborgs Fastigheter AB	186,149	3,684,938

		7,976,240

United Kingdom-4.16%
Capital & Counties Properties PLC	1,220,031	2,698,082

Derwent London PLC	19,745	804,065

Grainger PLC	662,591	2,489,775

Safestore Holdings PLC	128,655	2,187,248

Segro PLC	267,748	4,661,508

Tritax Big Box REIT PLC	1,303,729	4,092,349

UNITE Group PLC (The)	149,976	2,137,525

		19,070,552

United States-60.99%
American Homes 4 Rent, Class A	152,503	5,796,639

AvalonBay Communities, Inc.	89,186	21,278,888

Brixmor Property Group, Inc.	194,824	4,893,979

Camden Property Trust(d)	33,150	5,473,396

Duke Realty Corp.	175,623	9,308,019

Equinix, Inc.	20,875	14,815,614

Equity LifeStyle Properties, Inc.	31,103	2,320,906

Equity Residential	39,850	3,399,205

Essential Properties Realty Trust, Inc.	142,903	3,612,588

First Industrial Realty Trust, Inc.	60,881	3,505,528

Gaming and Leisure Properties, Inc.	69,529	3,157,312

Healthcare Realty Trust, Inc.	67,735	1,766,529

Hilton Worldwide Holdings, Inc.(a)	23,407	3,484,366

Invitation Homes, Inc.	478,795	18,098,451

Kimco Realty Corp.	494,571	11,637,256

Lamar Advertising Co., Class A	26,072	2,843,412

Life Storage, Inc.	58,524	7,408,553

Mid-America Apartment Communities, Inc.	49,372	10,102,005

NETSTREIT Corp.(d)	64,712	1,432,724

Outfront Media, Inc.	34,795	929,026

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Real Estate Fund

	Shares	Value

United States-(continued)
PotlatchDeltic Corp.	33,657	$1,847,769

Prologis, Inc.	224,765	32,781,975

Realty Income Corp.	18,560	1,226,630

Rexford Industrial Realty, Inc.	164,225	11,517,099

Ryman Hospitality Properties, Inc.(a)	59,388	5,232,677

SBA Communications Corp., Class A	18,989	5,761,073

Simon Property Group, Inc.	75,776	10,423,747

SITE Centers Corp.	217,972	3,389,465

Sun Communities, Inc.(d)	52,236	9,454,716

UDR, Inc.	343,128	18,827,433

Urban Edge Properties	134,657	2,453,451

Ventas, Inc.	214,683	11,592,882

VICI Properties, Inc.	539,112	15,073,571

Welltower, Inc.	178,062	14,830,784

		279,677,668

Total Common Stocks & Other Equity Interests (Cost $392,601,371)		454,276,741

Money Market Funds-1.16%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f)	1,892,614	1,892,614

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(e)(f)	1,265,303	1,265,303

	Shares	Value

Money Market Funds-(continued)
Invesco Treasury Portfolio, Institutional Class, 0.01%(e)(f)	2,162,988	$2,162,988

Total Money Market Funds (Cost $5,320,894)		5,320,905

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.23% (Cost $397,922,265)		459,597,646

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.98%
Invesco Private Government Fund, 0.12%(e)(f)(g)	4,102,625	4,102,625

Invesco Private Prime Fund, 0.08%(e)(f)(g)	9,571,834	9,572,791

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,676,208)		13,675,416

TOTAL INVESTMENTS IN SECURITIES-103.21% (Cost $411,598,473)		473,273,062

OTHER ASSETS LESS LIABILITIES-(3.21)%		(14,734,800)

NET ASSETS-100.00%		$458,538,262

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $7,477,015, which represented 1.63% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	All or a portion of this security was out on loan at February 28, 2022.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2022.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,531,994	$41,656,098	$(42,295,478)	$-	$-	$1,892,614	$259
Invesco Liquid Assets Portfolio, Institutional Class	1,808,371	29,563,076	(30,105,759)	11	(396)	1,265,303	91
Invesco Treasury Portfolio, Institutional Class	2,893,707	47,606,968	(48,337,687)	-	-	2,162,988	127
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	62,814,735	(58,712,110)	-	-	4,102,625	492*
Invesco Private Prime Fund	-	130,743,462	(121,168,368)	(792)	(1,511)	9,572,791	4,370*
Total	$7,234,072	$312,384,339	$(300,619,402)	$(781)	$(1,907)	$18,996,321	$5,339

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of February 28, 2022.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $392,601,371)*	$454,276,741

Investments in affiliated money market funds, at value (Cost $18,997,102)	18,996,321

Foreign currencies, at value (Cost $586,181)	583,508

Receivable for:
Investments sold	10,038,578

Fund shares sold	401,635

Dividends	732,515

Investment for trustee deferred compensation and retirement plans	138,156

Other assets	35,753

Total assets	485,203,207

Liabilities:
Payable for:
Investments purchased	8,944,625

Fund shares reacquired	3,617,080

Collateral upon return of securities loaned	13,676,208

Accrued fees to affiliates	185,924

Accrued trustees’ and officers’ fees and benefits	3,769

Accrued other operating expenses	86,037

Trustee deferred compensation and retirement plans	151,302

Total liabilities	26,664,945

Net assets applicable to shares outstanding	$458,538,262

Net assets consist of:
Shares of beneficial interest	$396,068,103

Distributable earnings	62,470,159

$458,538,262

Net Assets:
Class A	$107,879,875

Class C	$5,057,084

Class R	$24,518,568

Class Y	$67,783,023

Class R5	$87,664,159

Class R6	$165,635,553

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	9,277,914

Class C	434,576

Class R	2,109,683

Class Y	5,833,278

Class R5	7,569,907

Class R6	14,304,877

Class A:
Net asset value per share	$11.63

Maximum offering price per share (Net asset value of $11.63 ÷ 94.50%)	$12.31

Class C:
Net asset value and offering price per share	$11.64

Class R:
Net asset value and offering price per share	$11.62

Class Y:
Net asset value and offering price per share	$11.62

Class R5:
Net asset value and offering price per share	$11.58

Class R6:
Net asset value and offering price per share	$11.58

*	At February 28, 2022, securities with an aggregate value of $13,169,715 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Dividends (net of foreign withholding taxes of $436,600)	$12,006,050

Dividends from affiliated money market funds (includes securities lending income of $5,625)	6,102

Total investment income	12,012,152

Expenses:
Advisory fees	3,877,190

Administrative services fees	72,046

Distribution fees:
Class A	286,735

Class C	56,277

Class R	129,203

Transfer agent fees – A, C, R and Y	525,766

Transfer agent fees – R5	103,393

Transfer agent fees – R6	22,619

Trustees’ and officers’ fees and benefits	26,800

Registration and filing fees	109,330

Reports to shareholders	41,163

Professional services fees	113,559

Other	9,182

Total expenses	5,373,263

Less: Fees waived and/or expense offset arrangement(s)	(1,064)

Net expenses	5,372,199

Net investment income	6,639,953

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $61,446)	64,760,554

Affiliated investment securities	(1,907)

Foreign currencies	(73,544)

64,685,103

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $72,325)	(11,973,100)

Affiliated investment securities	(781)

Foreign currencies	(18,436)

(11,992,317)

Net realized and unrealized gain	52,692,786

Net increase in net assets resulting from operations	$59,332,739

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$6,639,953	$11,201,510

Net realized gain (loss)	64,685,103	(26,474,240)

Change in net unrealized appreciation (depreciation)	(11,992,317)	(14,610,343)

Net increase (decrease) in net assets resulting from operations	59,332,739	(29,883,073)

Distributions to shareholders from distributable earnings:
Class A	(2,928,183)	(5,185,414)

Class C	(102,987)	(290,832)

Class R	(596,650)	(987,347)

Class Y	(2,580,238)	(5,961,613)

Class R5	(3,281,554)	(6,282,253)

Class R6	(5,367,899)	(9,584,906)

Total distributions from distributable earnings	(14,857,511)	(28,292,365)

Share transactions-net:
Class A	(9,486,671)	(22,413,244)

Class C	(890,718)	(5,309,439)

Class R	(847,531)	2,307,536

Class Y	(54,497,517)	(37,004,226)

Class R5	(48,145,806)	(25,144,365)

Class R6	(14,940,083)	(19,368,398)

Net increase (decrease) in net assets resulting from share transactions	(128,808,326)	(106,932,136)

Net increase (decrease) in net assets	(84,333,098)	(165,107,574)

Net assets:
Beginning of year	542,871,360	707,978,934

End of year	$458,538,262	$542,871,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Global Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/22	$10.77	$0.12		$1.04	$1.16	$(0.30)	$–	$(0.30)	$11.63	10.80%	$107,880	1.30%	1.30%	1.01%		88%
Year ended 02/28/21	11.65	0.17		(0.56)	(0.39)	(0.21)	(0.28)	(0.49)	10.77	(2.96)	108,687	1.32	1.32	1.70		160
Year ended 02/29/20	12.59	0.24		0.22	0.46	(0.54)	(0.86)	(1.40)	11.65	3.20	143,448	1.27	1.27	1.87		60
Year ended 02/28/19	12.76	0.29		0.84	1.13	(0.60)	(0.70)	(1.30)	12.59	9.46	154,173	1.26	1.26	2.26		47
Year ended 02/28/18	12.83	0.30	(d)	(0.01)	0.29	(0.28)	(0.08)	(0.36)	12.76	2.17	156,543	1.27	1.27	2.31	(d)	51
Class C
Year ended 02/28/22	10.78	0.03		1.05	1.08	(0.22)	–	(0.22)	11.64	9.96	5,057	2.05	2.05	0.26		88
Year ended 02/28/21	11.65	0.10		(0.56)	(0.46)	(0.13)	(0.28)	(0.41)	10.78	(3.68)	5,493	2.07	2.07	0.95		160
Year ended 02/29/20	12.59	0.15		0.21	0.36	(0.44)	(0.86)	(1.30)	11.65	2.43	12,169	2.02	2.02	1.12		60
Year ended 02/28/19	12.75	0.20		0.84	1.04	(0.50)	(0.70)	(1.20)	12.59	8.71	14,673	2.01	2.01	1.51		47
Year ended 02/28/18	12.83	0.21	(d)	(0.03)	0.18	(0.18)	(0.08)	(0.26)	12.75	1.33	27,654	2.02	2.02	1.56	(d)	51
Class R
Year ended 02/28/22	10.77	0.09		1.03	1.12	(0.27)	–	(0.27)	11.62	10.42	24,519	1.55	1.55	0.76		88
Year ended 02/28/21	11.64	0.15		(0.56)	(0.41)	(0.18)	(0.28)	(0.46)	10.77	(3.14)	23,490	1.57	1.57	1.45		160
Year ended 02/29/20	12.58	0.21		0.21	0.42	(0.50)	(0.86)	(1.36)	11.64	2.94	22,293	1.52	1.52	1.62		60
Year ended 02/28/19	12.75	0.26		0.84	1.10	(0.57)	(0.70)	(1.27)	12.58	9.18	24,003	1.51	1.51	2.01		47
Year ended 02/28/18	12.83	0.27	(d)	(0.02)	0.25	(0.25)	(0.08)	(0.33)	12.75	1.84	23,658	1.52	1.52	2.06	(d)	51
Class Y
Year ended 02/28/22	10.77	0.15		1.03	1.18	(0.33)	–	(0.33)	11.62	10.98	67,783	1.05	1.05	1.26		88
Year ended 02/28/21	11.65	0.20		(0.57)	(0.37)	(0.23)	(0.28)	(0.51)	10.77	(2.69)	113,549	1.07	1.07	1.95		160
Year ended 02/29/20	12.59	0.28		0.21	0.49	(0.57)	(0.86)	(1.43)	11.65	3.46	166,069	1.02	1.02	2.12		60
Year ended 02/28/19	12.76	0.33		0.83	1.16	(0.63)	(0.70)	(1.33)	12.59	9.74	191,757	1.01	1.01	2.51		47
Year ended 02/28/18	12.83	0.34	(d)	(0.02)	0.32	(0.31)	(0.08)	(0.39)	12.76	2.42	623,470	1.02	1.02	2.56	(d)	51
Class R5
Year ended 02/28/22	10.73	0.17		1.03	1.20	(0.35)	–	(0.35)	11.58	11.17	87,664	0.91	0.91	1.40		88
Year ended 02/28/21	11.61	0.21		(0.56)	(0.35)	(0.25)	(0.28)	(0.53)	10.73	(2.57)	124,597	0.94	0.94	2.08		160
Year ended 02/29/20	12.55	0.29		0.21	0.50	(0.58)	(0.86)	(1.44)	11.61	3.59	164,048	0.91	0.91	2.23		60
Year ended 02/28/19	12.72	0.34		0.84	1.18	(0.65)	(0.70)	(1.35)	12.55	9.87	208,742	0.92	0.92	2.60		47
Year ended 02/28/18	12.81	0.35	(d)	(0.03)	0.32	(0.33)	(0.08)	(0.41)	12.72	2.40	260,397	0.93	0.93	2.65	(d)	51
Class R6
Year ended 02/28/22	10.73	0.18		1.03	1.21	(0.36)	–	(0.36)	11.58	11.26	165,636	0.83	0.83	1.48		88
Year ended 02/28/21	11.61	0.22		(0.56)	(0.34)	(0.26)	(0.28)	(0.54)	10.73	(2.48)	167,055	0.85	0.85	2.17		160
Year ended 02/29/20	12.55	0.30		0.22	0.52	(0.60)	(0.86)	(1.46)	11.61	3.68	199,952	0.82	0.82	2.32		60
Year ended 02/28/19	12.72	0.35		0.84	1.19	(0.66)	(0.70)	(1.36)	12.55	9.97	207,085	0.83	0.83	2.69		47
Year ended 02/28/18	12.81	0.36	(d)	(0.03)	0.33	(0.34)	(0.08)	(0.42)	12.72	2.49	197,835	0.85	0.85	2.73	(d)	51
(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the year ended February 28, 2018. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.25 and 1.92%, $0.16 and 1.17%, $0.22 and 1.67%, $0.29 and 2.17%, $0.30 and 2.26%, $0.31 and 2.34% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Global Real Estate Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment

14	Invesco Global Real Estate Fund

securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund.

Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2022, fees paid to the Adviser were less than $500.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar

15	Invesco Global Real Estate Fund

amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an

16	Invesco Global Real Estate Fund

expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2022, the Adviser waived advisory fees of $807.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $12,488 in front-end sales commissions from the sale of Class A shares and $84 and $120 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$17,132,774	$–	$17,132,774

Belgium	–	6,928,719	–	6,928,719

Canada	9,276,912	–	–	9,276,912

France	–	3,722,141	–	3,722,141

Germany	–	27,471,779	–	27,471,779

Hong Kong	–	20,971,540	–	20,971,540

Japan	–	45,002,270	–	45,002,270

Malta	–	–	11	11

Singapore	–	11,519,840	–	11,519,840

Spain	–	5,526,295	–	5,526,295

Sweden	–	7,976,240	–	7,976,240

United Kingdom	–	19,070,552	–	19,070,552

United States	279,677,668	–	–	279,677,668

Money Market Funds	5,320,905	13,675,416	–	18,996,321

Total Investments	$294,275,485	$178,997,566	$11	$473,273,062

17	Invesco Global Real Estate Fund

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $257.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$14,857,511	$13,455,296

Long-term capital gain	—	14,837,069

Total distributions	$14,857,511	$28,292,365

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$817,760

Undistributed long-term capital gain	7,482,928

Net unrealized appreciation – investments	54,276,117

Net unrealized appreciation (depreciation) – foreign currencies	(11,739)

Temporary book/tax differences	(94,907)

Shares of beneficial interest	396,068,103

Total net assets	$458,538,262

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $449,733,449 and $581,248,774, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$66,143,407

Aggregate unrealized (depreciation) of investments	(11,867,290)

Net unrealized appreciation of investments	$54,276,117

Cost of investments for tax purposes is $418,996,945.

18	Invesco Global Real Estate Fund

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on February 28, 2022, undistributed net investment income was increased by $9,263,606 and undistributed net realized gain was decreased by $9,263,606. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	1,070,428	$12,747,642	1,349,484	$13,071,621

Class C	94,122	1,128,552	89,374	913,658

Class R	573,756	6,828,350	858,679	8,250,509

Class Y	1,057,626	12,365,470	3,660,820	35,900,779

Class R5	1,892,974	22,276,270	2,840,633	28,148,666

Class R6	2,322,240	27,388,791	5,088,501	48,468,462

Issued as reinvestment of dividends:
Class A	226,269	2,670,148	482,379	4,790,055

Class C	7,866	93,000	25,955	259,864

Class R	50,494	596,149	98,537	987,130

Class Y	126,802	1,493,421	343,183	3,376,720

Class R5	269,883	3,153,094	625,118	6,153,843

Class R6	452,413	5,308,016	963,658	9,522,735

Automatic conversion of Class C shares to Class A shares:
Class A	57,167	675,193	263,600	2,643,502

Class C	(57,084)	(675,193)	(263,139)	(2,643,502)

Reacquired:
Class A	(2,165,101)	(25,579,654)	(4,316,104)	(42,918,422)

Class C	(119,811)	(1,437,077)	(386,968)	(3,839,459)

Class R	(696,095)	(8,272,030)	(690,057)	(6,930,103)

Class Y	(5,896,319)	(68,356,408)	(7,712,404)	(76,281,725)

Class R5	(6,204,845)	(73,575,170)	(5,981,799)	(59,446,874)

Class R6	(4,040,623)	(47,636,890)	(7,702,425)	(77,359,595)

Net increase (decrease) in share activity	(10,977,838)	$(128,808,326)	(10,362,975)	$(106,932,136)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 56% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19	Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Global Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$951.90	$6.05	$1,018.60	$6.26	1.25%
Class C	1,000.00	948.30	9.66	1,014.88	9.99	2.00
Class R	1,000.00	950.60	7.25	1,017.36	7.50	1.50
Class Y	1,000.00	953.00	4.84	1,019.84	5.01	1.00
Class R5	1,000.00	953.40	4.31	1,020.38	4.46	0.89
Class R6	1,000.00	953.80	3.92	1,020.78	4.06	0.81

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21	Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year – end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	32.48%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	29.08%
Business Interest Income*	0.00%

*   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22	Invesco Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Global Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Global Real Estate Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Government Money Market Fund

Nasdaq:

Invesco Cash Reserve: AIMXX ∎ A: ADAXX ∎ AX: ACZXX ∎ C: ACNXX ∎ CX: ACXXX

∎ R: AIRXX ∎ Y: AIYXX ∎ Investor: INAXX ∎ R6: INVXX

2	Management’s Discussion

3	Supplemental Information

4	Schedule of Investments

8	Financial Statements

11	Financial Highlights

12	Notes to Financial Statements

17	Report of Independent Registered Public Accounting Firm

18	Fund Expenses

19	Tax Information

T-1	Trustees and Officers

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco Government Money Market Fund covers the fiscal year ended February 28, 2022. As of that date, the Fund’s net assets totaled $3.3 billion. As of the same date, the Fund’s weighted average maturity was 47 days and the Fund’s weighted average life was 110 days.1

Market conditions affecting money market funds

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,2 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. Short-term rates, which are closely tied to US Federal Reserve (Fed) policy, remained steady, as the Fed remained accommodative and maintained the federal funds target range at 0.00% to 0.25% throughout 2021 and into 2022.3 As a result, yields on money market funds remained close to the zero bound for the year.

    During the second quarter of 2021, the Federal Open Markets Committee (FOMC) moved to increase the rates of interest on excess reserves (IOER) and reverse repo (RRP) by 0.05% to 0.15% and 0.05%3 respectively at the June FOMC meeting, to mitigate the downward pressure on front-end rates given the surge in government money market funds assets in the first half of 2021, which coincided with diminishing supply over the same time frame. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.4 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter of 2021 and economically sensitive areas such as the consumer discretionary and industrials sectors began to recover.

    In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose to 7%,5 its highest level in nearly 40 years, and money market curves steepened as markets began to anticipate the start of a Fed hiking cycle. The Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation in 2022 and also announced it would ramp up its tapering of asset purchases.

    At the beginning of 2022, geopolitical and economic tensions dominated headlines as Russia invaded Ukraine. Regarding inflation concerns, political uncertainty should give central banks a reason to be cautious. Following the end of the fiscal year, the Fed raised interest rates by 0.25% at the March 2022 Federal Open Market Committee meeting, whereas before this crisis, a 0.50% increase appeared to be increasingly likely.

    Thank you for investing in Invesco Government Money Market Fund. We believe our long-term approach to short-term investing makes us a strong partner for investors seeking premier liquidity management.

1 Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes. Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2	Source: US Department of the Treasury
3	Source: US Federal Reserve
4	Source: US Bureau of Economic Statistics
5	Source: US Bureau of Labor Statistics

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity* In days, as of 02/28/2022

1-7	25.7%
8-30	6.1
31-60	8.8
61-90	16.5
91-180	26.7
181+	16.2

* The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2	Invesco Government Money Market Fund

Invesco Government Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

3	Invesco Government Money Market Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities-55.89%
U.S. Treasury Bills-37.31%(a)
U.S. Treasury Bills	0.06%	03/01/2022	$75,000	$75,000,000

U.S. Treasury Bills	0.07%	03/10/2022	25,000	24,999,562

U.S. Treasury Bills	0.08%	03/24/2022	25,000	24,998,802

U.S. Treasury Bills	0.07%	03/29/2022	20,000	19,998,911

U.S. Treasury Bills	0.09%	03/31/2022	50,000	49,996,458

U.S. Treasury Bills	0.25%	04/12/2022	150,000	149,956,250

U.S. Treasury Bills	0.11%	04/26/2022	50,000	49,991,328

U.S. Treasury Bills	0.24%	05/05/2022	40,000	39,982,667

U.S. Treasury Bills	0.29%	05/12/2022	75,000	74,956,500

U.S. Treasury Bills	0.23%	05/17/2022	35,000	34,982,782

U.S. Treasury Bills	0.24%	05/24/2022	75,000	74,958,438

U.S. Treasury Bills	0.29%	05/31/2022	120,000	119,913,146

U.S. Treasury Bills	0.09%	06/02/2022	45,000	44,972,600

U.S. Treasury Bills	0.34%	06/07/2022	95,000	94,912,719

U.S. Treasury Bills	0.11%	06/09/2022	20,000	19,994,167

U.S. Treasury Bills	0.50%	06/14/2022	25,000	24,963,833

U.S. Treasury Bills	0.07%	06/16/2022	10,000	9,997,919

U.S. Treasury Bills	0.55%	06/21/2022	100,000	99,828,889

U.S. Treasury Bills	0.57%	06/28/2022	40,000	39,924,633

U.S. Treasury Bills	0.08%	08/11/2022	17,000	16,993,842

U.S. Treasury Bills	0.61%-0.71%	08/25/2022	80,000	79,749,791

U.S. Treasury Bills	0.09%-0.10%	10/06/2022	50,000	49,972,199

				1,221,045,436

U.S. Treasury Floating Rate Notes-8.31%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.47%	04/30/2022	25,000	25,001,798

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.42%	07/31/2022	38,000	38,001,855

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.42%	10/31/2022	45,000	44,999,201

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	0.41%	01/31/2023	20,000	20,000,112

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.39%	04/30/2023	40,000	40,002,006

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.39%	07/31/2023	64,000	64,001,377

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	0.40%	10/31/2023	40,000	39,999,830

				272,006,179

U.S. Treasury Notes-10.27%
U.S. Treasury Notes	1.88%	03/31/2022	9,800	9,814,410

U.S. Treasury Notes	1.75%	04/30/2022	10,000	10,027,687

U.S. Treasury Notes	1.88%	04/30/2022	90,000	90,266,750

U.S. Treasury Notes	1.75%	05/15/2022	10,000	10,033,819

U.S. Treasury Notes	2.13%	05/15/2022	45,000	45,181,910

U.S. Treasury Notes	1.88%	05/31/2022	25,000	25,102,332

U.S. Treasury Notes	0.13%	06/30/2022	40,000	40,005,901

U.S. Treasury Notes	1.75%	07/15/2022	20,000	20,123,958

U.S. Treasury Notes	0.13%	07/31/2022	25,000	25,001,926

U.S. Treasury Notes	2.00%	07/31/2022	10,000	10,079,523

U.S. Treasury Notes	1.88%	08/31/2022	30,000	30,238,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Notes-(continued)
U.S. Treasury Notes	1.50%	09/15/2022	$20,000	$20,151,942

				336,028,518

Total U.S. Treasury Securities (Cost $1,829,080,133)				1,829,080,133

U.S. Government Sponsored Agency Securities-17.90%
Federal Farm Credit Bank (FFCB)-7.87%
Federal Farm Credit Bank (SOFR + 0.08%)(b)	0.13%	03/10/2022	4,000	4,000,000

Federal Farm Credit Bank(a)	0.08%	03/23/2022	25,000	24,998,778

Federal Farm Credit Bank	0.25%	06/02/2022	2,075	2,075,844

Federal Farm Credit Bank (SOFR + 0.09%)(b)	0.13%	06/17/2022	10,000	10,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	07/11/2022	15,000	14,999,541

Federal Farm Credit Bank (SOFR + 0.15%)(b)	0.19%	07/28/2022	6,000	6,000,000

Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.12%	08/11/2022	20,000	19,999,997

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	08/22/2022	10,000	9,999,879

Federal Farm Credit Bank (SOFR + 0.08%)(b)	0.13%	10/14/2022	16,000	16,000,000

Federal Farm Credit Bank (SOFR + 0.01%)(b)	0.06%	11/16/2022	10,000	9,999,856

Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.12%	11/18/2022	8,000	8,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	12/01/2022	14,000	14,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	01/20/2023	16,000	16,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	02/09/2023	12,000	12,000,000

Federal Farm Credit Bank (SOFR + 0.02%)(b)	0.07%	06/12/2023	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.02%)(b)	0.07%	06/23/2023	2,500	2,499,859

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	07/07/2023	8,000	8,000,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.07%	09/08/2023	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	09/18/2023	10,000	10,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	09/20/2023	28,000	28,000,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.07%	09/27/2023	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.10%	11/07/2023	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	12/13/2023	7,000	7,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	01/25/2024	15,000	15,000,000

				257,573,754

Federal Home Loan Bank (FHLB)-7.77%
Federal Home Loan Bank	0.05%	03/17/2022	15,000	14,999,930

Federal Home Loan Bank (SOFR + 0.07%)(b)	0.11%	04/28/2022	20,000	20,000,000

Federal Home Loan Bank(a)	0.40%	05/20/2022	75,000	74,933,334

Federal Home Loan Bank(a)	0.28%	05/23/2022	25,000	24,983,861

Federal Home Loan Bank(a)	0.09%	05/27/2022	34,516	34,508,493

Federal Home Loan Bank	2.13%	06/10/2022	4,725	4,751,643

Federal Home Loan Bank (SOFR + 0.13%)(b)	0.18%	08/05/2022	5,000	5,000,000

Federal Home Loan Bank (SOFR + 0.09%)(b)	0.14%	08/19/2022	35,000	35,000,472

Federal Home Loan Bank (SOFR + 0.09%)(b)	0.14%	09/08/2022	10,000	10,000,000

Federal Home Loan Bank (SOFR + 0.09%)(b)	0.13%	10/05/2022	20,000	20,000,000

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.11%	12/08/2022	10,000	10,000,000

				254,177,733

Federal Home Loan Mortgage Corp. (FHLMC)-1.60%
Federal Home Loan Mortgage Corp.	0.25%	06/08/2022	11,213	11,212,553

Federal Home Loan Mortgage Corp. (SOFR + 0.07%)(b)	0.12%	08/12/2022	26,000	26,000,000

Federal Home Loan Mortgage Corp. (SOFR + 0.09%)(b)	0.14%	09/16/2022	15,000	15,000,000

				52,212,553

Federal National Mortgage Association (FNMA)-0.35%
Federal National Mortgage Association	2.25%	04/12/2022	6,535	6,551,394

Federal National Mortgage Association (SOFR + 0.20%)(b)	0.25%	06/15/2022	5,000	5,000,000

				11,551,394

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. International Development Finance Corp. (DFC)-0.31%
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.17%	06/15/2025	$3,500	$3,500,000

U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	0.17%	02/15/2028	6,667	6,666,667

				10,166,667

Total U.S. Government Sponsored Agency Securities (Cost $585,682,101)				585,682,101

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-73.79% (Cost $2,414,762,234)				2,414,762,234

			Repurchase Amount

Repurchase Agreements-28.12%(d)
BNP Paribas Securities Corp., joint term agreement dated 02/22/2022, aggregate maturing value of $500,004,861 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $510,000,007; 0.00% - 7.00%; 06/21/2022 - 02/01/2052)(e)	0.05%	03/01/2022	40,000,389	40,000,000

CIBC World Markets Corp., joint term agreement dated 01/24/2022, aggregate maturing value of $500,043,333 (collateralized by domestic agency mortgage-backed securities valued at $510,000,000; 1.50% - 4.50%; 10/01/2036 - 03/01/2052)(e)	0.06%	03/17/2022	50,004,333	50,000,000

Credit Agricole Corporate & Investment Bank, joint open agreement dated 12/01/2021 (collateralized by U.S. Treasury obligations valued at $2,032,860,462; 0.13% - 3.13%; 04/15/2024 - 11/15/2050)(b)(f)	0.05%	03/01/2022	65,002,510	65,000,000

Goldman Sachs & Co., term agreement dated 02/22/2022, maturing value of $40,000,428 (collateralized by domestic agency mortgage-backed securities valued at $40,800,000; 0.41% - 5.50%; 02/15/2026 - 09/16/2054)(e)	0.06%	03/01/2022	40,000,428	40,000,000

ING Financial Markets, LLC, joint term agreement dated 02/22/2022, aggregate maturing value of $200,008,944 (collateralized by domestic agency mortgage-backed securities valued at $204,000,000; 1.50% - 4.50%; 10/01/2029 - 05/01/2058)	0.07%	03/17/2022	35,001,565	35,000,000

ING Financial Markets, LLC, joint term agreement dated 12/28/2021, aggregate maturing value of $350,070,000 (collateralized by U.S. government sponsored agency obligations and domestic agency mortgage-backed securities valued at $357,000,395; 0.00% - 7.50%; 12/28/2022 - 05/01/2058)	0.08%	03/28/2022	10,002,000	10,000,000

ING Financial Markets, LLC, term agreement dated 02/10/2022, maturing value of $40,001,933 (collateralized by domestic agency mortgage-backed securities valued at $40,800,000; 1.50% - 4.50%; 08/01/2028 - 02/01/2052)	0.06%	03/11/2022	40,001,933	40,000,000

J.P. Morgan Securities LLC, joint open agreement dated 03/27/2020 (collateralized by U.S. Treasury obligations valued at $867,001,467; 0.00% - 2.38%; 03/03/2022 - 05/15/2050)(b)(f)	0.05%	03/01/2022	15,000,579	15,000,000

J.P. Morgan Securities LLC, open agreement dated 01/24/2022 (collateralized by domestic agency mortgage-backed securities valued at $15,300,000; 1.87% - 6.00%; 05/01/2027 - 11/01/2059)(b)(f)	0.07%	03/01/2022	15,000,813	15,000,000

J.P. Morgan Securities LLC, open agreement dated 01/24/2022 (collateralized by domestic agency mortgage-backed securities valued at $15,300,000; 1.94% - 7.00%; 07/01/2026 - 11/20/2050)(b)(f)	0.06%	03/01/2022	15,000,696	15,000,000

J.P. Morgan Securities LLC, open agreement dated 01/24/2022 (collateralized by domestic agency mortgage-backed securities valued at $25,500,001; 2.50% - 6.50%; 05/15/2028 - 02/15/2047)(b)(f)	0.07%	03/01/2022	25,001,354	25,000,000

Metropolitan Life Insurance Co., joint term agreement dated 02/23/2022, aggregate maturing value of $350,014,295 (collateralized by U.S. Treasury obligations valued at $358,935,903; 0.00%; 08/15/2027 - 11/15/2045)(e)	0.07%	03/02/2022	25,001,628	25,001,288

Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 02/23/2022, aggregate maturing value of $768,135,455 (collateralized by U.S. Treasury obligations valued at $788,525,747; 1.13%; 02/28/2025 - 02/28/2027)(e)	0.07%	03/02/2022	57,975,789	57,975,000

RBC Capital Markets LLC, joint term agreement dated 02/28/2022, aggregate maturing value of $750,001,875 (collateralized by U.S. government sponsored agency obligations, domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $765,000,244; 0.13% - 8.00%; 03/01/2022 - 08/20/2065)(b)(e)	0.09%	03/01/2022	35,000,088	35,000,000

RBC Dominion Securities Inc., joint term agreement dated 01/11/2022, aggregate maturing value of $500,049,167 (collateralized by domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $510,000,022; 0.00% - 6.00%; 03/31/2022 - 01/15/2052)(e)	0.06%	03/11/2022	75,007,375	75,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value

RBC Dominion Securities Inc., joint term agreement dated 02/08/2022, aggregate maturing value of $500,016,667 (collateralized by U.S. Treasury obligations valued at $510,000,124; 0.13% - 6.00%; 07/15/2024 - 02/15/2050)(e)	0.05%	03/04/2022	$75,002,500	$75,000,000

Societe Generale, joint agreement dated 02/28/2022, aggregate maturing value of $1,600,002,222 (collateralized by U.S. government sponsored agency obligations, domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $1,632,000,047; 0.00% - 7.13%; 03/15/2022 - 02/01/2052)	0.05%	03/01/2022	50,000,069	50,000,000

Societe Generale, joint open agreement dated 01/05/2022 (collateralized by U.S. Treasury obligations valued at $1,020,000,098; 0.00% - 7.63%; 03/01/2022 - 02/15/2052)(b)(f)	0.05%	03/01/2022	35,000,049	35,000,000

Societe Generale, joint open agreement dated 01/12/2022 (collateralized by U.S. government sponsored agency obligations, domestic agency mortgage-backed securities and U.S. Treasury obligations valued at $1,530,000,206; 0.00% -7.63%; 03/01/2022 - 10/01/2051)(b)(f)	0.05%	03/01/2022	50,000,069	50,000,000

Sumitomo Mitsui Banking Corp., joint agreement dated 02/28/2022, aggregate maturing value of $2,300,003,833 (collateralized by domestic agency mortgage-backed securities valued at $2,346,000,000; 2.00% - 5.00%; 12/15/2039 - 02/01/2052)	0.06%	03/01/2022	167,422,588	167,422,309

Total Repurchase Agreements (Cost $920,398,597)				920,398,597

TOTAL INVESTMENTS IN SECURITIES(g) -101.91% (Cost $3,335,160,831)				3,335,160,831

OTHER ASSETS LESS LIABILITIES-(1.91)%				(62,510,093)

NET ASSETS-100.00%				$3,272,650,738

Investment Abbreviations:

SOFR	-Secured Overnight Financing Rate
VRD	-Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on February 28, 2022.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)

Either party may terminate the agreement upon demand. Interest rate, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Government Money Market Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$2,414,762,234

Repurchase agreements, at value and cost	920,398,597

Cash	1,126

Receivable for:
Fund shares sold	9,972,815

Interest	1,608,375

Investment for trustee deferred compensation and retirement plans	374,413

Other assets	3,912

Total assets	3,347,121,472

Liabilities:

Payable for:
Investments purchased	64,901,883

Fund shares reacquired	8,114,737

Accrued fees to affiliates	864,675

Accrued trustees’ and officers’ fees and benefits	7,109

Accrued operating expenses	172,832

Trustee deferred compensation and retirement plans	409,498

Total liabilities	74,470,734

Net assets applicable to shares outstanding	$3,272,650,738

Net assets consist of:
Shares of beneficial interest	$3,272,878,402

Distributable earnings	(227,664)

$3,272,650,738

Net Assets:

Invesco Cash Reserve	$2,390,849,982

Class A	$340,936,603

Class AX	$70,035,168

Class C	$122,056,655

Class CX	$243,633

Class R	$159,912,365

Class Y	$67,999,340

Investor Class	$120,490,817

Class R6	$126,175

Shares outstanding, no par value, unlimited number of shares authorized:

Invesco Cash Reserve	2,390,959,344

Class A	340,952,695

Class AX	70,038,615

Class C	122,062,299

Class CX	243,646

Class R	159,919,745

Class Y	68,002,518

Investor Class	120,496,487

Class R6	126,181

Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Government Money Market Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Interest	$2,474,258

Expenses:

Advisory fees	4,776,586

Administrative services fees	1,396,743

Custodian fees	41,402

Distribution fees:
Invesco Cash Reserve	3,446,469

Class A	702,048

Class AX	108,431

Class C	926,934

Class CX	2,976

Class R	655,783

Transfer agent fees - Invesco Cash Reserve, A, AX, C, CX, R, Y and Investor	4,620,563

Transfer agent fees - R6	63

Trustees’ and officers’ fees and benefits	41,978

Registration and filing fees	263,318

Reports to shareholders	235,192

Professional services fees	87,236

Other	93,826

Total expenses	17,399,548

Less: Fees waived and expenses reimbursed	(15,108,926)

Net expenses	2,290,622

Net investment income	183,636

Net realized gain from unaffiliated investment securities	13,825

Net increase in net assets resulting from operations	$197,461

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$183,636	$1,864,288

Net realized gain	13,825	46,199

Net increase in net assets resulting from operations	197,461	1,910,487

Distributions to shareholders from distributable earnings:
Invesco Cash Reserve	(134,956)	(1,600,645)

Class A	(19,204)	(31,795)

Class AX	(3,633)	(46,020)

Class C	(6,863)	(17,050)

Class CX	(16)	(75)

Class R	(9,586)	(24,046)

Class Y	(3,841)	(44,686)

Investor Class	(5,530)	(99,944)

Class R6	(7)	(27)

Total distributions from distributable earnings	(183,636)	(1,864,288)

Share transactions-net:
Invesco Cash Reserve	(308,616,596)	293,307,446

Class A	(60,295,189)	401,127,580

Class AX	(3,966,263)	(2,164,991)

Class C	(22,275,650)	100,829,760

Class CX	(125,638)	(137,291)

Class R	(23,146,020)	150,735,224

Class Y	12,187,061	13,129,184

Investor Class	5,825,443	3,462,654

Class R6	(1,296)	107,237

Net increase (decrease) in net assets resulting from share transactions	(400,414,148)	960,396,803

Net increase (decrease) in net assets	(400,400,323)	960,443,002

Net assets:
Beginning of year	3,673,051,061	2,712,608,059

End of year	$3,272,650,738	$3,673,051,061

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Government Money Market Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets
Invesco Cash Reserve
Year ended 02/28/22	$1.00	$0.00	$(0.00	)(c)	$0.00	$(0.00)	$1.00	0.01%	$2,390,850	0.07%		0.51%		0.01%
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	2,699,457	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	2,406,243	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.50	1,299,414	0.58		0.58		1.52
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.40	815,631	0.68		0.68		0.39
Class A
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	340,937	0.07		0.56		0.01
Period ended 02/28/21(d)	1.00	0.00	(0.00)		(0.00)	(0.00)	1.00	0.01	401,229	0.20	(e)	0.54	(e)	0.08	(e)
Class AX
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	70,035	0.07		0.51		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	74,001	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	76,169	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.50	81,110	0.58		0.58		1.52
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.40	91,906	0.68		0.68		0.39
Class C
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	122,057	0.07		1.11		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	144,331	0.23		1.11		0.05
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	43,478	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.76	38,700	1.31		1.33		0.79
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.27	65,411	0.81		1.43		0.26
Class CX
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	244	0.07		1.26		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	369	0.29		1.25		(0.01)
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	507	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.77	669	1.31		1.33		0.79
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.27	4,114	0.81		1.43		0.26
Class R
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	159,912	0.07		0.76		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.04	183,057	0.22		0.74		0.06
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	1.35	32,297	0.76		0.76		1.30
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	1.25	25,871	0.83		0.83		1.27
Year ended 02/28/18	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.27	27,387	0.80		0.93		0.27
Class Y
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	67,999	0.07		0.36		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.08	55,813	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	42,686	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.65	34,105	0.43		0.43		1.67
Year ended 02/28/18	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.55	30,080	0.53		0.53		0.54
Investor Class
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	120,491	0.07		0.36		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.08	114,665	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	111,208	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.65	125,886	0.43		0.43		1.67
Year ended 02/28/18	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.55	117,630	0.53		0.53		0.54
Class R6
Year ended 02/28/22	1.00	0.00	(0.00	)(c)	0.00	(0.00)	1.00	0.01	126	0.07		0.27		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.10	127	0.18		0.31		0.10
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.81	20	0.32		0.32		1.74
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.80	12	0.36		0.38		1.74
Period ended 02/28/18(f)	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.69	10	0.37	(e)	0.37	(e)	0.70	(e)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Net gains (losses) on securities (both realized and unrealized) per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(d)	Commencement date of May 15, 2020.
(e)	Annualized.
(f)	Commencement date of April 04, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Government Money Market Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of nine different classes of shares: Invesco Cash Reserve, Class A , Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. Class A, Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class A, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations – The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

12	Invesco Government Money Market Fund

results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements – The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks – Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of that entity will be adversely impacted.

K.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least, June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares to 1.40%, 1.45%, 1.40%, 2.00%, 2.15%, 1.65%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2022, Invesco voluntarily waived advisory fees of $4,646,208 and reimbursed class level expenses of $6,780,107, $960,564, $213,309, $773,042, $3,456, $663,302, $93,568, $160,998 and $63 for Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares, respectively, in order to increase the yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class A, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve shares, 0.75% of the Fund’s average daily net assets of Class C shares and 0.40% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.20% of the Fund’s average daily net assets of Class A shares, up to a maximum annual rate of 0.15% of the Fund’s average daily net assets of Class AX shares and up to a maximum annual rate of 0.90% of the average daily net assets of Class CX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of

13	Invesco Government Money Market Fund

shares of the Fund. Prior to July 1, 2021, IDI had contractually agreed, through June 30, 2021, to limit 12b-1 fees to 0.00% of average daily net assets for Class A, Class C and Class R shares. Prior to July 1, 2021, $250,760, $333,206 and $230,343 were waived for Class A, Class C and Class R shares, respectively. The Expenses before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the the year ended February 28, 2022, expenses incurred after combined contractual waivers and voluntary yield waivers and reimbursements were $0, $0, $0, $1, $0 and $0 for Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, and Class R shares, respectively.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $886, $286, $9,906 and $0 from Invesco Cash Reserve, Class A, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2022, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2022 and February 28, 2021:

	2022	2021

Ordinary income*	$183,636	$1,864,288

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$87,126

Temporary book/tax differences	(314,790)

Shares of beneficial interest	3,272,878,402

Total net assets	$3,272,650,738

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2022.

14	Invesco Government Money Market Fund

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of equalization, on February 28, 2022, undistributed net investment income was decreased by $385,174, undistributed net realized gain (loss) was decreased by $13,826 and shares of beneficial interest was increased by $399,000. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 8–Share Information

	Summary of Share Activity

	Years ended February 28,
	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	1,782,722,725	$1,782,722,725	3,427,519,770	$3,427,519,770

Class A(b)	100,774,227	100,774,227	134,655,336	134,655,336

Class AX	11,478,496	11,478,496	13,358,152	13,358,152

Class C	74,697,650	74,697,650	160,645,349	160,645,349

Class CX	19,228	19,228	69,393	69,393

Class R	77,680,745	77,680,745	126,016,149	126,016,149

Class Y	53,892,255	53,892,255	72,123,028	72,123,028

Investor Class	42,473,954	42,473,954	63,786,957	63,786,957

Class R6	63,781	63,781	64,249	64,249

Issued as reinvestment of dividends:
Invesco Cash Reserve	134,956	134,956	1,600,523	1,600,523

Class A	18,714	18,714	23,660	23,660

Class AX	3,468	3,468	43,927	43,927

Class C	6,863	6,863	17,050	17,050

Class CX	10	10	56	56

Class R	9,586	9,586	24,046	24,046

Class Y	3,841	3,841	44,686	44,686

Investor Class	5,530	5,530	99,944	99,944

Class R6	5	5	15	15

Automatic Conversion of Class C and CX shares to Invesco
Cash Reserve shares:
Invesco Cash Reserve	11,821,653	11,821,653	29,351,146	29,351,146

Class C	(11,793,413)	(11,793,413)	(29,199,920)	(29,199,920)

Class CX	(28,240)	(28,240)	(151,226)	(151,226)

Issued in connection with acquisitions:(c)
Class A	-	-	451,606,343	451,486,039

Class C	-	-	110,567,396	110,537,809

Class R	-	-	127,042,511	127,008,626

Class Y	-	-	358,538	358,442

Class R6	-	-	101,127	101,102

Reacquired:
Invesco Cash Reserve	(2,103,295,930)	(2,103,295,930)	(3,165,163,993)	(3,165,163,993)

Class A	(161,088,130)	(161,088,130)	(185,037,455)	(185,037,455)

Class AX	(15,448,227)	(15,448,227)	(15,567,070)	(15,567,070)

Class C	(85,186,750)	(85,186,750)	(141,170,528)	(141,170,528)

Class CX	(116,636)	(116,636)	(55,514)	(55,514)

Class R	(100,836,351)	(100,836,351)	(102,313,597)	(102,313,597)

Class Y	(41,709,035)	(41,709,035)	(59,396,972)	(59,396,972)

Investor Class	(36,654,041)	(36,654,041)	(60,424,247)	(60,424,247)

Class R6	(65,082)	(65,082)	(58,129)	(58,129)

Net increase (decrease) in share activity	(400,414,148)	$(400,414,148)	960,580,700	$960,396,803

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Commencement date of May 15, 2020.

15	Invesco Government Money Market Fund

(c)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Government Cash Reserves Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 689,675,915 shares of the Fund for 689,675,915 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $689,492,018, including $0 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $3,297,363,876 and $3,986,855,894 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$2,070,178

Net realized gain from investment securities	55,136

Net increase in net assets resulting from operations	$2,125,314

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since May 16, 2020.

16	Invesco Government Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Government Money Market Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

17	Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period	Ending Account Value (02/28/22)	Expenses Paid During Period	Annualized Expense Ratio
Invesco Cash Reserve	$1,000.00	$1,000.02	$0.40	$1,024.40	$0.40	0.08%
A	1,000.00	1,000.02	0.40	1,024.40	0.40	0.08
AX	1,000.00	1,000.02	0.40	1,024.40	0.40	0.08
C	1,000.00	1,000.02	0.40	1,024.40	0.40	0.08
CX	1,000.00	1,000.02	0.40	1,024.40	0.40	0.08
R	1,000.00	1,000.02	0.40	1,024.40	0.40	0.08
Y	1,000.00	1,000.02	0.40	1,024.40	0.40	0.08
Investor	1,000.00	1,000.02	0.40	1,024.40	0.40	0.08
R6	1,000.00	1,000.02	0.40	1,024.40	0.40	0.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

18	Invesco Government Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Business Income*	0.00%
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	95.07%
U.S. Treasury Obligations*	100.00%
* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$13,824

19	Invesco Government Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee

Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)

Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)

Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US

Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None

Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas

Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None

Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Government Money Market Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President - Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	2 Hanson Place
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Brooklyn, NY 11217-1431

T-6	Invesco Government Money Market Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519 Invesco Distributors, Inc.	GMKT-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco High Yield Fund

Nasdaq:

A: AMHYX ∎ C: AHYCX ∎ Y: AHHYX ∎ Investor: HYINX ∎ R5: AHIYX ∎ R6: HYIFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

16	Financial Statements

19	Financial Highlights

20	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Fund Expenses

32	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco High Yield Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.11%
Class C Shares	-0.65
Class Y Shares	0.38
Investor Class Shares	0.36
Class R5 Shares	0.67
Class R6 Shares	0.75
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-2.64
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	0.64
Lipper High Current Yield Bond Funds Index∎ (Peer Group Index)	1.24

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,1 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.75% to end the quarter at 2.41%.1 Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.05% to 0.16%.1

    Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the fiscal year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.2 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter of 2021 and economically sensitive areas such as the consumer discretionary and industrials sectors began to recover.

    In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose to 7%,3 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52%.1 The yield curve, as measured by the yield differential between two- and 10-year Treasuries flattened during the quarter. Despite the withdrawal of central bank support and coronavirus variants raising concerns about economic reopenings and the resumption of travel, we believe investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2022.

    At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukraine. World leaders levied sanctions against Russia that we believe will likely have material effects on its fixed income markets, particularly sovereign debt, corporates and levels of liquidity. Regarding inflation concerns, political uncertainty should give central banks a reason to be cautious, with the Fed unlikely to raise rates by more than 0.25% at the March Federal Open Market Committee meeting, whereas before this crisis, a 0.50% increase was increasingly likely.

    Against this backdrop, the high-yield market experienced strong returns heading into 2022 but quickly reversed course as geopolitical concerns intensified at the beginning of the fiscal year. That said, a strong US economy and fundamental backdrop for high-yield fixed income helped push the par-weighted, trailing twelve months, high-yield default rate to 0.24%; roughly 3% lower than the twenty-five year average of 3.02%.4

    The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index, which measures the performance of the US high-yield bond market and is the Funds style-specific index, generated a positive return for the fiscal year.5 Likewise, the Fund, at NAV, generated a positive return for the fiscal year.

    During the fiscal year, the Fund benefited from its security selection in the independent energy and electric sectors. The Fund had an overweight allocation to oil field services and underweight to wireless, relative to the style-specific index, which also contributed positively. An allocation to bank loans was also beneficial to relative performance as bank loans, floating rate securities and interest rates increased. During the fiscal year, security selection in the health care and supermarket sectors detracted from performance relative to the style-specific index.

    During the fiscal year, we used derivatives to mitigate overall portfolio risk. These instruments include credit default swaps (CDX), options on CDX (known as swaptions) and total return swaps, which offer greater efficiency and lower transaction costs than cash bonds. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. For the fiscal year, derivatives employed by the Fund had a small positive impact on the Fund’s relative performance.

    We also used currency-forward contracts during the fiscal year to hedge currency exposure of our non-US dollar-denominated positions. The use of currency-forward contracts had a negligible impact on the Fund’s relative performance.

    At the close of the fiscal year, the outlook was positive for risk assets, including high-yield, though we believe the upside is far more limited following the strong rally in both equities and credit spreads since the lows of mid-March 2020. We expect an uneven but solid economic recovery as the COVID-19 vaccine gets rolled out. Of course, the speed and breadth of vaccinations will determine how quickly and to what extent the global economy can recover to pre-pandemic levels. As that unfolds, we expect a rotation in investor focus from technology and consumer noncyclicals to sectors impacted by COVID-19. Further support is likely to come from a weaker dollar, still low rates and an upward sloping yield curve which tends to support credit markets. Meanwhile, inflationary pressures are mounting, most evident in commodity prices. And, with fiscal stimulus in the outlook, we expect rate-sensitive segments of fixed income to feel a greater pressure than high-yield should interest rates rise in response. Importantly for high-yield, the default outlook appears much more favorable with defaults potentially half what was experienced in 2020. We expect issuance to remain

2	Invesco High Yield Fund

strong, though not at the record-breaking level seen in 2020, providing a solid technical backdrop. In short, the positive momentum leads us to have a constructive view on portfolio risk positioning though that view is significantly tempered by the tighter spreads and lesser compensation for taking on risk at current levels. We believe careful security selection will drive relative performance in an environment less conducive to simply expressing a view on broad-based risk and that total returns will be more muted compared to the past couple of quarters.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise faster than expected, markets may experience increased volatility which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco High Yield Fund and for sharing our long-term investment horizon.

1	Source: US Federal Reserve

2	Source: US Bureau of Labor Statistics

3	Source: US Bureau of Economic Analysis

4	Source: JP Morgan Markets

5	Source: Bloomberg LP

Portfolio manager(s):

Niklas Nordenfelt

Rahim Shad

Philip Susser

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco High Yield Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges
Class A Shares
Inception (7/11/78)	7.07%
10 Years	4.06
5 Years	2.44
1 Year	-4.22
Class C Shares
Inception (8/4/97)	3.47%
10 Years	3.89
5 Years	2.57
1 Year	-1.61
Class Y Shares
Inception (10/3/08)	7.21%
10 Years	4.78
5 Years	3.56
1 Year	0.38
Investor Class Shares
Inception (9/30/03)	6.22%
10 Years	4.54
5 Years	3.36
1 Year	0.36
Class R5 Shares
Inception (4/30/04)	6.24%
10 Years	4.86
5 Years	3.70
1 Year	0.67
Class R6 Shares
10 Years	4.93%
5 Years	3.82
1 Year	0.75

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco High Yield Fund

Supplemental Information

Invesco High Yield Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

∎	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco High Yield Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments

AAA	0.19%

BBB	2.91

BB	57.18

B	31.93

CCC	5.25

Non-Rated	0.73

Cash	1.81

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	CCO Holdings LLC/CCO Holdings Capital Corp.	2.27%

2.	Ford Motor Credit Co. LLC	1.96

3.	Occidental Petroleum Corp.	1.80

4.	Callon Petroleum Co.	1.73

5.	CSC Holdings LLC	1.70

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2022.

7	Invesco High Yield Fund

Schedule of Investments(a)

February 28, 2022

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes-89.41%
Advertising-0.52%
Lamar Media Corp., 4.00%, 02/15/2030	$300,000	$289,269

3.63%, 01/15/2031	4,604,000	4,329,026

		4,618,295

Aerospace & Defense-0.55%
TransDigm UK Holdings PLC, 6.88%, 05/15/2026	4,677,000	4,835,644

Airlines-1.67%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	10,971,000	11,245,275

5.75%, 04/20/2029(b)	1,960,000	2,007,177

United Airlines, Inc., 4.38%, 04/15/2026(b)	1,518,000	1,516,027

		14,768,479

Alternative Carriers-1.11%
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	6,965,000	6,222,949

Lumen Technologies, Inc., Series P, 7.60%, 09/15/2039	4,050,000	3,571,594

		9,794,543

Apparel Retail-0.75%
Gap, Inc. (The), 3.63%, 10/01/2029(b)	7,358,000	6,677,385

Apparel, Accessories & Luxury Goods-0.75%
Kontoor Brands, Inc., 4.13%, 11/15/2029(b)	7,030,000	6,637,796

Auto Parts & Equipment-2.07%
Clarios Global L.P., 6.75%, 05/15/2025(b)	1,032,000	1,072,072

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	5,596,000	5,839,426

Dana, Inc., 5.38%, 11/15/2027	4,172,000	4,260,676

5.63%, 06/15/2028	629,000	643,942

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	6,803,000	6,548,194

		18,364,310

Automobile Manufacturers-4.17%
Allison Transmission, Inc., 4.75%, 10/01/2027(b)	5,085,000	5,063,338

3.75%, 01/30/2031(b)	6,440,000	5,989,651

Ford Motor Co., 3.25%, 02/12/2032	2,329,000	2,201,161

4.75%, 01/15/2043	441,000	427,342

Ford Motor Credit Co. LLC, 5.13%, 06/16/2025	1,418,000	1,484,802

3.38%, 11/13/2025	1,644,000	1,621,214

4.39%, 01/08/2026	4,693,000	4,793,102

5.11%, 05/03/2029	4,746,000	5,011,040

4.00%, 11/13/2030	4,562,000	4,533,168

	Principal Amount	Value

Automobile Manufacturers-(continued)
J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	$5,609,000	$5,827,751

		36,952,569

Automotive Retail-3.82%
Asbury Automotive Group, Inc., 4.50%, 03/01/2028	1,175,000	1,156,858

4.63%, 11/15/2029(b)	5,796,000	5,661,852

Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	9,368,000	9,044,570

LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	6,997,000	6,676,502

Lithia Motors, Inc., 3.88%, 06/01/2029(b)	6,859,000	6,781,150

Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	4,741,000	4,507,956

		33,828,888

Broadcasting-0.58%
Gray Television, Inc., 7.00%, 05/15/2027(b)	4,851,000	5,108,443

Building Products-0.51%
Standard Industries, Inc., 5.00%, 02/15/2027(b)	4,469,000	4,502,629

Cable & Satellite-7.76%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.00%, 02/01/2028(b)	3,857,000	3,885,040

4.75%, 03/01/2030(b)	3,494,000	3,437,223

4.50%, 08/15/2030(b)	10,996,000	10,608,611

4.25%, 01/15/2034(b)	2,350,000	2,164,515

CSC Holdings LLC, 6.50%, 02/01/2029(b)	4,670,000	4,735,730

5.75%, 01/15/2030(b)	6,581,000	5,830,898

4.63%, 12/01/2030(b)	1,991,000	1,661,465

4.50%, 11/15/2031(b)	2,330,000	2,123,562

5.00%, 11/15/2031(b)	836,000	696,956

DISH DBS Corp., 7.75%, 07/01/2026	2,600,000	2,635,997

DISH Network Corp., Conv., 3.38%, 08/15/2026	7,514,000	6,833,983

Gray Escrow II, Inc., 5.38%, 11/15/2031(b)	4,040,000	3,894,762

Sirius XM Radio, Inc., 3.13%, 09/01/2026(b)	8,019,000	7,669,052

4.00%, 07/15/2028(b)	3,673,000	3,537,466

Virgin Media Finance PLC (United Kingdom), 5.00%, 07/15/2030(b)	1,939,000	1,836,514

Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	2,440,000	2,441,621

VZ Secured Financing B.V. (Netherlands), 5.00%, 01/15/2032(b)	5,040,000	4,782,935

		68,776,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Fund

	Principal Amount	Value

Casinos & Gaming-2.99%
Codere Finance 2 (Luxembourg) S.A. (Spain), 11.63% PIK Rate, 2.00% Cash Rate, 11/30/2027(b)(c)	$568,775	$560,243

Everi Holdings, Inc., 5.00%, 07/15/2029(b)	4,610,000	4,526,501

Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp., 4.88%, 05/01/2029(b)	4,718,000	4,605,948

Mohegan Gaming & Entertainment, 8.00%, 02/01/2026(b)	8,762,000	8,860,135

Scientific Games International, Inc., 8.25%, 03/15/2026(b)	2,044,000	2,137,063

7.25%, 11/15/2029(b)	2,145,000	2,281,208

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/2029(b)	3,642,000	3,509,777

		26,480,875

Construction & Engineering-1.06%
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)	4,691,000	4,703,150

Howard Midstream Energy Partners LLC, 6.75%, 01/15/2027(b)	4,695,000	4,666,079

		9,369,229

Consumer Finance-1.27%
FirstCash, Inc., 5.63%, 01/01/2030(b)	4,720,000	4,694,677

OneMain Finance Corp., 7.13%, 03/15/2026	3,525,000	3,825,454

5.38%, 11/15/2029	2,720,000	2,740,400

		11,260,531

Copper-0.79%
First Quantum Minerals Ltd. (Zambia), 6.88%, 10/15/2027(b)	6,575,000	6,995,011

Data Processing & Outsourced Services-0.50%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	4,724,000	4,454,071

Department Stores-0.76%
Macy’s Retail Holdings LLC, 5.88%, 04/01/2029(b)	4,450,000	4,555,398

4.50%, 12/15/2034	2,460,000	2,193,090

		6,748,488

Diversified REITs-1.28%
DigitalBridge Group, Inc., Conv., 5.00%, 04/15/2023	2,624,000	2,682,536

iStar, Inc., 4.75%, 10/01/2024	6,842,000	6,901,560

5.50%, 02/15/2026	1,695,000	1,734,697

		11,318,793

Electric Utilities-1.50%
Talen Energy Supply LLC, 10.50%, 01/15/2026(b)	6,761,000	3,054,214

7.63%, 06/01/2028(b)	3,976,000	3,565,200

	Principal Amount	Value

Electric Utilities-(continued)
Vistra Operations Co. LLC, 5.63%, 02/15/2027(b)	$1,600,000	$1,640,272

5.00%, 07/31/2027(b)	2,911,000	2,936,005

4.38%, 05/01/2029(b)	2,150,000	2,087,156

		13,282,847

Electrical Components & Equipment-1.01%
EnerSys, 5.00%, 04/30/2023(b)	3,225,000	3,274,875

4.38%, 12/15/2027(b)	1,342,000	1,333,606

Sensata Technologies B.V., 4.88%, 10/15/2023(b)	3,665,000	3,760,638

4.00%, 04/15/2029(b)	643,000	618,408

		8,987,527

Electronic Components-0.27%
Sensata Technologies, Inc., 4.38%, 02/15/2030(b)	1,348,000	1,313,201

3.75%, 02/15/2031(b)	1,136,000	1,058,309

		2,371,510

Environmental & Facilities Services-1.23%
Covanta Holding Corp., 4.88%, 12/01/2029(b)	3,182,000	3,048,781

5.00%, 09/01/2030	1,358,000	1,306,668

Waste Pro USA, Inc., 5.50%, 02/15/2026(b)	6,941,000	6,552,304

		10,907,753

Fertilizers & Agricultural Chemicals-0.97%
Consolidated Energy Finance S.A. (Switzerland), 6.50%, 05/15/2026(b)	1,875,000	1,877,128

5.63%, 10/15/2028(b)	2,883,000	2,668,361

OCI N.V. (Netherlands), 4.63%, 10/15/2025(b)	4,041,000	4,056,558

		8,602,047

Food Distributors-0.61%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/2028(b)	5,505,000	5,390,386

Food Retail-0.23%
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 02/15/2029(b)	1,971,000	2,074,014

Health Care Facilities-1.33%
Encompass Health Corp., 4.50%, 02/01/2028	4,516,000	4,402,197

HCA, Inc., 5.38%, 02/01/2025	2,458,000	2,605,800

5.88%, 02/15/2026	699,000	756,266

5.38%, 09/01/2026	1,344,000	1,447,797

5.88%, 02/01/2029	2,281,000	2,552,701

		11,764,761

Health Care REITs-1.47%
CTR Partnership L.P./ CareTrust Capital Corp., 3.88%, 06/30/2028(b)	4,712,000	4,507,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Fund

	Principal Amount	Value

Health Care REITs-(continued)
Diversified Healthcare Trust, 4.75%, 05/01/2024	$2,354,000	$2,309,651

9.75%, 06/15/2025	169,000	178,731

4.38%, 03/01/2031	6,990,000	6,014,510

		13,010,721

Health Care Services-1.41%
Community Health Systems, Inc., 8.00%, 03/15/2026(b)	4,268,000	4,434,111

6.13%, 04/01/2030(b)	4,680,000	4,358,203

Hadrian Merger Sub, Inc., 8.50%, 05/01/2026(b)	3,683,000	3,725,741

		12,518,055

Homebuilding-0.60%
Taylor Morrison Communities, Inc., 6.63%, 07/15/2027(b)	5,159,000	5,310,571

Hotel & Resort REITs-0.51%
Service Properties Trust, 4.50%, 03/15/2025	2,890,000	2,712,872

4.95%, 10/01/2029	1,975,000	1,788,985

		4,501,857

Hotels, Resorts & Cruise Lines-0.51%
Carnival Corp., 10.50%, 02/01/2026(b)	4,011,000	4,507,522

Household Products-0.74%
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	7,094,000	6,546,343

Independent Power Producers & Energy Traders-1.26%
Calpine Corp., 3.75%, 03/01/2031(b)	4,782,000	4,359,534

Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	4,411,000	4,441,480

Vistra Corp., 7.00%(b)(d)(e)	2,372,000	2,357,911

		11,158,925

Industrial Machinery-2.04%
EnPro Industries, Inc., 5.75%, 10/15/2026	4,136,000	4,295,815

Mueller Water Products, Inc., 4.00%, 06/15/2029(b)	4,904,000	4,689,842

Ritchie Bros. Holdings, Inc. (Canada), 4.75%, 12/15/2031(b)	4,648,000	4,625,434

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	4,639,000	4,482,434

		18,093,525

Insurance Brokers-0.25%
Ryan Specialty Group LLC, 4.38%, 02/01/2030(b)	2,327,000	2,241,599

Integrated Oil & Gas-1.80%
Occidental Petroleum Corp., 3.20%, 08/15/2026	1,684,000	1,686,492

8.50%, 07/15/2027	1,314,000	1,585,617

6.13%, 01/01/2031	5,894,000	6,711,085

6.20%, 03/15/2040	2,474,000	2,756,964

4.10%, 02/15/2047	3,430,000	3,178,255

		15,918,413

	Principal Amount	Value

Integrated Telecommunication Services-1.73%
Altice France S.A. (France), 8.13%, 02/01/2027(b)	$1,337,000	$1,408,864

5.13%, 07/15/2029(b)	2,760,000	2,501,209

5.50%, 10/15/2029(b)	2,885,000	2,647,463

Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)	2,417,000	2,413,918

7.00%, 10/15/2028(b)	6,343,000	6,320,102

		15,291,556

Interactive Home Entertainment-1.27%
Cinemark USA, Inc., 5.88%, 03/15/2026(b)	4,544,000	4,480,384

Sea Ltd. (Taiwan), Conv., 0.25%, 09/15/2026	2,680,000	2,239,408

WMG Acquisition Corp., 3.75%, 12/01/2029(b)	4,740,000	4,534,948

		11,254,740

Interactive Media & Services-2.03%
Audacy Capital Corp., 6.75%, 03/31/2029(b)	4,765,000	4,523,415

Match Group Holdings II LLC, 4.63%, 06/01/2028(b)	6,810,000	6,842,211

Scripps Escrow II, Inc., 3.88%, 01/15/2029(b)	4,667,000	4,381,426

5.38%, 01/15/2031(b)	2,350,000	2,237,224

		17,984,276

Investment Banking & Brokerage-0.71%
NFP Corp., 4.88%, 08/15/2028(b)	1,789,000	1,728,138

6.88%, 08/15/2028(b)	4,874,000	4,539,278

		6,267,416

IT Consulting & Other Services-1.02%
Gartner, Inc., 4.50%, 07/01/2028(b)	6,734,000	6,829,892

3.63%, 06/15/2029(b)	2,248,000	2,185,034

		9,014,926

Managed Health Care-0.78%
Centene Corp., 3.00%, 10/15/2030	7,228,000	6,900,904

Metal & Glass Containers-1.00%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/2028(b)	4,683,000	4,409,513

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	4,377,000	4,439,875

		8,849,388

Oil & Gas Drilling-4.04%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	4,633,000	4,537,699

Nabors Industries Ltd., 7.25%, 01/15/2026(b)	2,530,000	2,470,887

7.50%, 01/15/2028(b)	2,116,000	2,024,187

Nabors Industries, Inc., 7.38%, 05/15/2027(b)	4,533,000	4,686,011

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Fund

	Principal Amount	Value

Oil & Gas Drilling-(continued)
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/2026(b)	$4,731,000	$4,756,074

Precision Drilling Corp. (Canada), 7.13%, 01/15/2026(b)	1,108,000	1,122,620

6.88%, 01/15/2029(b)	3,497,000	3,514,677

Rockies Express Pipeline LLC, 4.95%, 07/15/2029(b)	1,876,000	1,818,163

6.88%, 04/15/2040(b)	4,173,000	4,262,970

Valaris Ltd., 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(b)(c)	1,651,000	1,723,644

Series 1145, 12.00% PIK Rate, 8.25% Cash Rate, 04/30/2028(c)	4,655,000	4,859,820

		35,776,752

Oil & Gas Equipment & Services-1.23%
Bristow Group, Inc., 6.88%, 03/01/2028(b)	6,558,000	6,643,319

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 09/01/2027	4,279,000	4,289,099

		10,932,418

Oil & Gas Exploration & Production-8.21%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	12,472,000	13,224,810

Baytex Energy Corp. (Canada), 8.75%, 04/01/2027(b)	4,075,000	4,373,086

Callon Petroleum Co., 6.13%, 10/01/2024	4,428,000	4,415,823

9.00%, 04/01/2025(b)	1,242,000	1,333,666

8.00%, 08/01/2028(b)(f)	9,161,000	9,538,571

Civitas Resources, Inc., 5.00%, 10/15/2026(b)	4,382,000	4,323,938

Genesis Energy L.P./Genesis Energy Finance Corp., 6.25%, 05/15/2026	6,199,000	5,972,489

8.00%, 01/15/2027	3,877,000	3,925,462

7.75%, 02/01/2028	1,313,000	1,298,459

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	2,862,000	2,922,589

5.75%, 02/01/2029(b)	1,556,000	1,566,495
Northern Oil and Gas, Inc., 8.13%, 03/01/2028(b)	8,319,000	8,755,747

SM Energy Co., 6.75%, 09/15/2026	4,083,000	4,129,015

6.63%, 01/15/2027	4,586,000	4,660,729

6.50%, 07/15/2028	2,221,000	2,279,224

		72,720,103

Oil & Gas Storage & Transportation-2.55%
CNX Midstream Partners L.P., 4.75%, 04/15/2030(b)	3,133,000	3,032,869

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp. (), 8.00%, 04/01/2029(b)	8,384,000	8,931,475

EQM Midstream Partners L.P., 6.50%, 07/01/2027(b)	1,691,000	1,771,238

	Principal Amount	Value

Oil & Gas Storage & Transportation-(continued)
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 04/15/2026	$4,695,000	$4,068,851

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 5.50%, 01/15/2028(b)	4,975,000	4,801,970

		22,606,403

Other Diversified Financial Services-1.14%
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	4,754,000	4,644,016

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	5,448,000	5,419,398

		10,063,414

Packaged Foods & Meats-0.50%
Kraft Heinz Foods Co. (The), 4.38%, 06/01/2046	4,351,000	4,465,214

Paper Products-0.47%
Schweitzer-Mauduit International, Inc., 6.88%, 10/01/2026(b)	4,364,000	4,120,816

Pharmaceuticals-0.83%
Bausch Health Americas, Inc., 9.25%, 04/01/2026(b)	1,692,000	1,752,455

Bausch Health Cos., Inc., 9.00%, 12/15/2025(b)	2,234,000	2,306,348

5.75%, 08/15/2027(b)	1,021,000	1,015,783

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	2,293,000	2,299,420

		7,374,006

Research & Consulting Services-0.51%
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)	4,682,000	4,500,994

Restaurants-1.50%
1011778 BC ULC/New Red Finance, Inc. (Canada), 4.00%, 10/15/2030(b)	4,916,000	4,547,718

Papa John’s International, Inc., 3.88%, 09/15/2029(b)	9,397,000	8,752,366

		13,300,084

Retail REITs-0.53%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	4,593,000	4,735,383

Specialized Consumer Services-1.72%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	9,331,000	8,817,562

Terminix Co. LLC (The), 7.45%, 08/15/2027	5,474,000	6,424,888

		15,242,450

Specialized REITs-0.99%
SBA Communications Corp., 3.88%, 02/15/2027	8,762,000	8,756,524

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Fund

	Principal Amount	Value

Specialty Chemicals-1.99%
Braskem Idesa S.A.P.I. (Mexico), 7.45%, 11/15/2029(b)	$1,929,000	$1,917,764

6.99%, 02/20/2032(b)	2,643,000	2,528,875

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	8,672,000	8,688,303

SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/2026(b)	4,495,000	4,494,101

		17,629,043

Specialty Stores-0.52%
Bath & Body Works, Inc., 6.75%, 07/01/2036	4,196,000	4,582,724

Steel-0.51%
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	4,688,000	4,503,949

Systems Software-1.47%
Camelot Finance S.A., 4.50%, 11/01/2026(b)	13,014,000	13,041,004

Textiles-0.75%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 7.50%, 05/01/2025(b)	7,353,000	6,667,259

Trading Companies & Distributors-0.28%
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)	2,622,000	2,508,716

Wireless Telecommunication Services-0.48%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(d)	4,624,000	4,262,241

Total U.S. Dollar Denominated Bonds & Notes (Cost $814,281,064)		792,033,388

Variable Rate Senior Loan Interests-6.72%(h)(i)
Environmental & Facilities Services-0.11%
Covanta Holding Corp., Term Loan B, -%, 11/17/2028(j)	892,531	886,395

Term Loan C, -%, 11/17/2028(j)	66,856	66,396

		952,791

Food Distributors-0.50%
United Natural Foods, Inc., Term Loan B, 3.46% (1 mo. USD LIBOR + 3.25%), 10/22/2025	4,444,508	4,430,619

Health Care Services-1.01%
Global Medical Response, Inc., Term Loan, 5.25% (1 mo. USD LIBOR + 4.25%), 10/02/2025	4,478,760	4,463,084

Surgery Center Holdings, Inc., Term Loan, 4.50% (1 mo. USD LIBOR + 3.75%), 09/03/2026	4,478,468	4,445,686

		8,908,770

Hotels, Resorts & Cruise Lines-0.51%
Four Seasons Hotels Ltd. (Canada), First Lien Term Loan, 2.21% (1 mo. USD LIBOR + 2.00%), 11/30/2023	4,591,667	4,566,642

	Principal Amount		Value

Metal & Glass Containers-0.51%
Flex Acquisition Co., Inc., Incremental Term Loan B, 3.21% (3 mo. USD LIBOR + 3.00%), 06/29/2025		$4,499,077	$4,483,983

Paper Products-1.05%
Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B, 4.50% (1 mo. USD LIBOR + 3.75%), 04/20/2028(g)		9,465,765	9,276,450

Pharmaceuticals-1.21%
Bausch Health Americas, Inc., First Lien Incremental Term Loan, 2.96% (1 mo. USD LIBOR + 2.75%), 11/27/2025		6,304,653	6,225,845

Endo LLC, Term Loan, 5.75% (3 mo. USD LIBOR + 5.00%), 03/27/2028		4,595,275	4,455,326

			10,681,171

Restaurants-1.05%
IRB Holding Corp., First Lien Term Loan B, 3.75% (3 mo. SOFR + 3.00%), 12/01/2027		9,420,858	9,344,313

Specialty Stores-0.77%
PetSmart, Inc., Term Loan, 4.50% (3 mo. USD LIBOR + 3.75%), 02/11/2028		6,872,133	6,847,085

Total Variable Rate Senior Loan Interests (Cost $60,041,957)			59,491,824

	Shares
Common Stocks & Other Equity Interests-0.29%

Cable & Satellite-0.19%
Altice USA, Inc., Class A(k)		146,000	1,687,760

Leisure Products-0.00%
HF Holdings, Inc.(g)		36,820	0

Oil & Gas Drilling-0.10%
Valaris Ltd.(k)		21,400	871,836

Other Diversified Financial Services-0.00%
Codere New Topco S.A. (Spain)(g)		22,979	0

Total Common Stocks & Other Equity Interests (Cost $9,529,881)			2,559,596

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes-0.27%(l)

Casinos & Gaming-0.16%
Codere Finance 2 (Luxembourg) S.A. (Spain), 3.00% PIK Rate, 8.00% Cash Rate, 09/30/2026(b)(c)	EUR	1,190,000	1,410,588

Other Diversified Financial Services-0.07%
Codere New Holdco S.A. (Spain), 7.50% PIK Rate, 0.00% Cash Rate, 11/30/2027(b)(c)	EUR	616,581	620,479

Paper Packaging-0.01%
Mossi & Ghisolfi Finance Luxembourg S.A. (Brazil), 5.06%(3 mo. EURIBOR + 5.63%)(e)(m)(n)	EUR	4,100,000	91,942

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Fund

	Principal Amount		Value

Textiles-0.03%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), 5.38%, 05/01/2023(b)	EUR	200,000	$214,577

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $3,432,449)			2,337,586

U.S. Treasury Securities-0.19%
U.S. Treasury Bills-0.19%
0.30%, 05/26/2022
(Cost $1,689,588)(o)		$1,690,000	1,688,758

	Shares

Money Market Funds-1.52%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(p)(q) 3,552,487			3,552,487

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(p)(q)		5,859,107	5,859,107

Invesco Treasury Portfolio, Institutional Class, 0.01%(p)(q)		4,059,986	4,059,986

Total Money Market Funds (Cost $13,475,180)			13,471,580

Investment Abbreviations:

Conv.	- Convertible
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
LIBOR	- London Interbank Offered Rate
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
SOFR	- Secured Overnight Financing Rate
USD	- U.S. Dollar

	Shares	Value

Options Purchased-0.18%
(Cost $1,192,473)(r)		$1,623,008

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.58% (Cost $903,642,592)		873,205,740

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.34%
Invesco Private Government Fund, 0.12%(p)(q)(s)	909,625	909,625

Invesco Private Prime Fund, 0.08%(p)(q)(s)	2,122,245	2,122,457

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,032,161)		3,032,082

TOTAL INVESTMENTS IN SECURITIES-98.92% (Cost $906,674,753)		876,237,822

OTHER ASSETS LESS LIABILITIES-1.08%		9,582,272

NET ASSETS-100.00%		$885,820,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $601,751,197, which represented 67.93% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security was out on loan at February 28, 2022.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(i)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(j)	This variable rate interest will settle after February 28, 2022, at which time the interest rate will be determined.
(k)	Non-income producing security.
(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at February 28, 2022 represented less than 1% of the Fund’s Net Assets.

(n)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(o)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2022.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$6,858,550	$160,326,950	$(163,633,013)	$-	$-	$3,552,487	$1,610
Invesco Liquid Assets Portfolio, Institutional Class	9,742,049	114,081,397	(117,961,224)	(977)	(2,138)	5,859,107	1,003
Invesco Treasury Portfolio, Institutional Class	7,838,342	183,230,801	(187,009,157)	-	-	4,059,986	694
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	3,426,574	(2,516,949)	-	-	909,625	49*
Invesco Private Prime Fund	-	7,110,537	(4,988,001)	(79)	-	2,122,457	279*
Total	$24,438,941	$468,176,259	$(476,108,344)	$(1,056)	$(2,138)	$16,503,662	$3,635

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(q)	The rate shown is the 7-day SEC standardized yield as of February 28, 2022.
(r)	The table below details options purchased.
(s)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

	Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
Ford Motor Co.	Call	09/16/2022	415	USD	22.00	USD	913,000	$40,255
iShares China Large-Cap ETF	Call	01/20/2023	886	USD	41.00	USD	3,632,600	109,421
iShares China Large-Cap ETF	Call	01/20/2023	548	USD	38.00	USD	2,082,400	113,162
Occidental Petroleum Corp.	Call	01/20/2023	1,524	USD	42.00	USD	6,400,800	1,360,170
Total Open Exchange-Traded Equity Options Purchased								$1,623,008

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Fund

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
Ford Motor Co.	Call	09/16/2022	415	USD	29.00	USD	1,203,500	$(9,338)
Occidental Petroleum Corp.	Call	01/20/2023	1,524	USD	50.00	USD	7,620,000	(910,590)
Total Open Exchange-Traded Equity Options Written								$(919,928)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Forward Foreign Currency Contracts

		Contract to
Settlement Date	Counterparty	Deliver		Receive		Unrealized Appreciation
Currency Risk
05/17/2022	Goldman Sachs International	EUR	1,522,000	USD	1,749,320	$37,805
05/17/2022	Goldman Sachs International	GBP	100,000	USD	136,066	1,902
Total Forward Foreign Currency Contracts						$39,707

Abbreviations:

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $890,167,412)*	$859,734,160

Investments in affiliated money market funds, at value (Cost $16,507,341)	16,503,662

Other investments:
Variation margin receivable–centrally cleared swap agreements	118,291

Unrealized appreciation on forward foreign currency contracts outstanding	39,707

Foreign currencies, at value (Cost $371,168)	366,956

Receivable for:
Investments sold	6,078,383

Fund shares sold	882,181

Dividends	12,708

Interest	11,994,836

Cash segregated as collateral	500,015

Investment for trustee deferred compensation and retirement plans	283,180

Other assets	62,799

Total assets	896,576,878

Liabilities:

Other investments:
Options written, at value (premiums received $485,349)	919,928

Payable for:
Investments purchased	3,232,636

Dividends	764,231

Fund shares reacquired	613,094

Amount due custodian	1,354,188

Collateral upon return of securities loaned	3,032,161

Accrued fees to affiliates	399,805

Accrued trustees’ and officers’ fees and benefits	4,240

Accrued other operating expenses	90,720

Trustee deferred compensation and retirement plans	345,781

Total liabilities	10,756,784

Net assets applicable to shares outstanding	$885,820,094

Net assets consist of:
Shares of beneficial interest	$1,143,277,498

Distributable earnings (loss)	(257,457,404)

$885,820,094

Net Assets:
Class A	$640,948,443

Class C	$22,625,882

Class Y	$45,483,363

Investor Class	$68,374,924

Class R5	$27,997,071

Class R6	$80,390,411

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	168,087,254

Class C	5,947,530

Class Y	11,900,670

Investor Class	17,951,460

Class R5	7,369,883

Class R6	21,102,663

Class A:
Net asset value per share	$3.81

Maximum offering price per share (Net asset value of $3.81 ÷ 95.75%)	$3.98

Class C:
Net asset value and offering price per share	$3.80

Class Y:
Net asset value and offering price per share	$3.82

Investor Class:
Net asset value and offering price per share	$3.81

Class R5:
Net asset value and offering price per share	$3.80

Class R6:
Net asset value and offering price per share	$3.81

*	At February 28, 2022, securities with an aggregate value of $2,994,513 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$46,094,758

Dividends	8,245

Dividends from affiliated money market funds (includes securities lending income of $12,455)	15,762

Total investment income	46,118,765

Expenses:
Advisory fees	5,093,370

Administrative services fees	129,450

Custodian fees	25,091

Distribution fees:
Class A	1,657,631

Class C	251,383

Investor Class	184,353

Transfer agent fees – A, C, Y and Investor	1,262,383

Transfer agent fees – R5	34,192

Transfer agent fees – R6	22,076

Trustees’ and officers’ fees and benefits	31,914

Registration and filing fees	112,319

Reports to shareholders	110,333

Professional services fees	289,451

Other	23,349

Total expenses	9,227,295

Less: Fees waived and/or expense offset arrangement(s)	(9,986)

Net expenses	9,217,309

Net investment income	36,901,456

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	14,972,278

Affiliated investment securities	(2,138)

Foreign currencies	(228,909)

Forward foreign currency contracts	668,014

Futures contracts	(254,005)

Option contracts written	(665,109)

Swap agreements	(198,840)

14,291,291

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(46,476,096)

Affiliated investment securities	(1,056)

Foreign currencies	(11,990)

Forward foreign currency contracts	10,221

Option contracts written	(445,088)

(46,924,009)

Net realized and unrealized gain (loss)	(32,632,718)

Net increase in net assets resulting from operations	$4,268,738

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$36,901,456	$46,982,352

Net realized gain (loss)	14,291,291	(56,740,108)

Change in net unrealized appreciation (depreciation)	(46,924,009)	64,918,746

Net increase in net assets resulting from operations	4,268,738	55,160,990

Distributions to shareholders from distributable earnings:
Class A	(29,655,741)	(36,337,213)

Class C	(935,438)	(1,605,096)

Class Y	(2,411,889)	(3,453,422)

Investor Class	(3,293,321)	(4,324,940)

Class R5	(1,673,240)	(2,615,850)

Class R6	(4,399,047)	(7,661,843)

Total distributions from distributable earnings	(42,368,676)	(55,998,364)

Return of capital:
Class A	-	(1,772,865)

Class C	-	(78,311)

Class Y	-	(168,490)

Investor Class	-	(211,011)

Class R5	-	(127,625)

Class R6	-	(373,816)

Total return of capital	-	(2,732,118)

Total distributions	(42,368,676)	(58,730,482)

Share transactions-net:
Class A	10,360,973	(6,810,503)

Class C	(3,255,144)	(8,814,544)

Class Y	(3,584,636)	(10,179,218)

Investor Class	(3,689,781)	(5,412,983)

Class R5	(9,426,910)	(16,233,844)

Class R6	1,080,660	(102,497,843)

Net increase (decrease) in net assets resulting from share transactions	(8,514,838)	(149,948,935)

Net increase (decrease) in net assets	(46,614,776)	(153,518,427)

Net assets:
Beginning of year	932,434,870	1,085,953,297

End of year	$885,820,094	$932,434,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$3.97	$0.15	$(0.13)	$0.02	$(0.18)	$–	$(0.18)	$3.81	0.36%	$640,948	1.03%		1.03%		3.90%		88%
Year ended 02/28/21	3.96	0.19	0.05	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59	657,549	1.07		1.07		4.89		101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53	663,578	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.28	685,222	1.15		1.15		4.96		34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.13	3.07	701,560	1.07		1.08		4.69		56
Class C
Year ended 02/28/22	3.96	0.12	(0.13)	(0.01)	(0.15)	–	(0.15)	3.80	(0.40)	22,626	1.78		1.78		3.15		88
Year ended 02/28/21	3.95	0.16	0.05	0.21	(0.19)	(0.01)	(0.20)	3.96	5.79	26,860	1.82		1.82		4.14		101
Year ended 02/29/20	4.04	0.18	(0.07)	0.11	(0.20)	–	(0.20)	3.95	2.75	35,743	1.76		1.77		4.34		62
Year ended 02/28/19	4.12	0.17	(0.07)	0.10	(0.18)	–	(0.18)	4.04	2.50	37,607	1.90		1.90		4.21		34
Year ended 02/28/18	4.20	0.16	(0.06)	0.10	(0.18)	–	(0.18)	4.12	2.29	88,812	1.82		1.83		3.94		56
Class Y
Year ended 02/28/22	3.98	0.16	(0.13)	0.03	(0.19)	–	(0.19)	3.82	0.63	45,483	0.78		0.78		4.15		88
Year ended 02/28/21	3.97	0.19	0.06	0.25	(0.23)	(0.01)	(0.24)	3.98	6.85	51,180	0.82		0.82		5.14		101
Year ended 02/29/20	4.07	0.22	(0.08)	0.14	(0.24)	–	(0.24)	3.97	3.54	61,065	0.76		0.77		5.34		62
Year ended 02/28/19	4.14	0.21	(0.06)	0.15	(0.22)	–	(0.22)	4.07	3.79	112,350	0.90		0.90		5.21		34
Year ended 02/28/18	4.23	0.21	(0.08)	0.13	(0.22)	–	(0.22)	4.14	3.09	116,954	0.82		0.83		4.94		56
Investor Class
Year ended 02/28/22	3.97	0.15	(0.13)	0.02	(0.18)	–	(0.18)	3.81	0.36	68,375	1.03		1.03		3.90		88
Year ended 02/28/21	3.96	0.18	0.06	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59	74,887	1.07		1.07		4.89		101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53	80,043	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.31	79,404	1.15		1.15		4.96		34
Year ended 02/28/18	4.21	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.13	3.11 (d)	97,913	1.01	(d)	1.02	(d)	4.75	(d)	56
Class R5
Year ended 02/28/22	3.96	0.17	(0.14)	0.03	(0.19)	–	(0.19)	3.80	0.67	27,997	0.72		0.72		4.21		88
Year ended 02/28/21	3.94	0.20	0.06	0.26	(0.23)	(0.01)	(0.24)	3.96	7.21	38,676	0.74		0.74		5.22		101
Year ended 02/29/20	4.04	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.94	3.75	55,520	0.68		0.69		5.42		62
Year ended 02/28/19	4.12	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.04	3.59	64,804	0.84		0.84		5.27		34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.12	3.40	75,185	0.75		0.76		5.01		56
Class R6
Year ended 02/28/22	3.97	0.17	(0.14)	0.03	(0.19)	–	(0.19)	3.81	0.75	80,390	0.64		0.64		4.29		88
Year ended 02/28/21	3.95	0.20	0.07	0.27	(0.24)	(0.01)	(0.25)	3.97	7.29	83,282	0.65		0.65		5.31		101
Year ended 02/29/20	4.05	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.95	3.70	190,003	0.59		0.60		5.51		62
Year ended 02/28/19	4.12	0.22	(0.06)	0.16	(0.23)	–	(0.23)	4.05	3.94	186,913	0.75		0.75		5.36		34
Year ended 02/28/18	4.20	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.12	3.49	195,027	0.66		0.67		5.10		56

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19% for the year ended February 28, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Yield Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a securitys fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

20	Invesco High Yield Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Funds uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund.

Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (BNYM) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act

21	Invesco High Yield Fund

as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2022, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to lock in the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (Counterparties) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Call Options Purchased and Written - The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a swaption. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently marked-to-market to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a swaption. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Funds resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted

22	Invesco High Yield Fund

through a future commission merchant ("FCM") and cleared through a clearinghouse that serves as a central Counterparty (centrally cleared swap). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Funds NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a "basket" of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as "initial margin." Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a "variation margin" amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the "par value", of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Funds exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by marking to market on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (ISDA Master Agreement) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Funds net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Funds exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

P.

LIBOR Risk - The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (FCA), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would

23	Invesco High Yield Fund

cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

Q.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

R.

Other Risks - The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U. S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government- sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

The Fund may invest in lower-quality debt securities, i.e., junk bonds. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

S.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Funds average daily net assets as follows:

Average Daily Net Assets	Rate

First $200 million	0.625%

Next $300 million	0.550%

Next $500 million	0.500%

Over $1 billion	0.450%

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.54%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Funds average daily net assets (the “expense limits”). In determining the Advisers obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2022, the Adviser waived advisory fees of $9,065.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (SSB) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Funds custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (IIS) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

24	Invesco High Yield Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trusts Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. ("IDI") to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds Class A, Class C, Class R and Investor Class shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Funds average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $60,479 in front-end sales commissions from the sale of Class A shares and $1,761 and $1,005 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investments assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Funds own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$792,033,388	$–	$792,033,388

Variable Rate Senior Loan Interests	–	50,215,374	9,276,450	59,491,824

Common Stocks & Other Equity Interests	2,559,596	–	0	2,559,596

Non-U.S. Dollar Denominated Bonds & Notes	–	2,337,586	–	2,337,586

U.S. Treasury Securities	–	1,688,758	–	1,688,758

Money Market Funds	13,471,580	3,032,082	–	16,503,662

Options Purchased	1,623,008	–	–	1,623,008

Total Investments in Securities	17,654,184	849,307,188	9,276,450	876,237,822

Other Investments - Assets*

Forward Foreign Currency Contracts	–	39,707	–	39,707

Other Investments - Liabilities*

Options Written	(919,928)	–	–	(919,928)

Total Other Investments	(919,928)	39,707	–	(880,221)

Total Investments	$16,734,256	$849,346,895	$9,276,450	$875,357,601

*	Forward foreign currency contracts are valued at unrealized appreciation. Options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2022:

	Value 02/28/21	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/22
Variable Rate Senior Loan Interests	$4,633,332	$4,855,600	$(47,567)	$–	$476	$(165,391)	$–	$–	$9,276,450
Common Stocks & Other Equity Interests	0	–	–	–	–	0	–	–	0
U.S. Dollar Denominated Bonds & Notes	0	–	(2,111)	–	2,111	0	–	–	–
Total	$4,633,332	$4,855,600	$(49,678)	$–	$2,587	$(165,391)	$–	$–	$9,276,450

25	Invesco High Yield Fund

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 02/28/22	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used
Schweitzer-Mauduit International, Inc. (SWM International), Term Loan B	$9,276,450	Valuation Service	N/A	N/A	N/A	(a)

(a)

Securities classified as Level 3 whose unadjusted values were provided by a pricing service and for which such inputs are unobservable. The Adviser periodically reviews pricing vendor methodologies and inputs to confirm they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing service.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (ISDA Master Agreement) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Funds derivative investments, detailed by primary risk exposure, held as of February 28, 2022:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total
Unrealized appreciation on forward foreign currency contracts outstanding	$39,707	$-	$39,707
Options purchased, at value – Exchange-Traded(a)	-	1,623,008	1,623,008
Total Derivative Assets	39,707	1,623,008	1,662,715
Derivatives not subject to master netting agreements	-	(1,623,008)	(1,623,008)
Total Derivative Assets subject to master netting agreements	$39,707	$-	$39,707

(a)	Options purchased, at value as reported in the Schedule of Investments.

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Total
Options written, at value – Exchange-Traded	$-	$(919,928)	$(919,928)
Derivatives not subject to master netting agreements	-	919,928	919,928
Total Derivative Liabilities subject to master netting agreements	$-	$-	$-

Offsetting Assets and Liabilities

The table below reflects the Funds exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2022.

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International	$39,707	$39,707	$–	$–	$39,707

Effect of Derivative Investments for the year ended February 28, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$668,014	$-	$-	$668,014
Futures contracts	-	-	-	(254,005)	(254,005)
Options purchased(a)	-	-	1,309,766	-	1,309,766
Options written	-	-	(665,109)	-	(665,109)
Swap agreements	(198,840)	-	-	-	(198,840)

26	Invesco High Yield Fund

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	$-	$10,221	$-	$-	$10,221
Options purchased(a)	-	-	467,237	-	467,237
Options written	-	-	(445,088)	-	(445,088)
Total	$(198,840)	$678,235	$666,806	$(254,005)	$892,196

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Equity Options Written	Swap Agreements
Average notional value	$12,974,911	$13,280,313	$10,305,067	$10,050,625	$37,500,000
Average contracts	–	–	4,390	3,758	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Funds total expenses of $921.

NOTE 6–Trustees and Officers Fees and Benefits

Trustees and Officers Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees and Officers Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees and Officers Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Funds total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Funds total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021
Ordinary income*	$42,368,676	$55,998,364
Return of capital	–	2,732,118
Total distributions	$42,368,676	$58,730,482

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022
Undistributed ordinary income	$425,687
Net unrealized appreciation (depreciation) – investments	(34,579,904)
Net unrealized appreciation (depreciation) – foreign currencies	(5,363)
Temporary book/tax differences	(231,803)
Capital loss carryforward	(223,066,021)
Shares of beneficial interest	1,143,277,498
Total net assets	$885,820,094

27	Invesco High Yield Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Funds temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$54,411,386	$168,654,635	$223,066,021

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $801,728,460 and $838,347,251, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$12,342,217
Aggregate unrealized (depreciation) of investments	(46,922,121)
Net unrealized appreciation (depreciation) of investments	$(34,579,904)

Cost of investments for tax purposes is $909,937,505.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was increased by $5,999,674, undistributed net realized gain (loss) was decreased by $6,031,822 and shares of beneficial interest was increased by $32,148. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount
Sold:
Class A	36,290,763	$143,829,705	29,195,845	$110,136,013
Class C	1,503,055	5,955,768	2,347,529	8,647,952
Class Y	5,913,568	23,509,650	11,252,740	40,046,832
Investor Class	16,538,567	65,705,922	9,686,952	36,495,466
Class R5	1,438,848	5,659,073	3,319,296	12,755,668
Class R6	8,860,823	35,102,627	8,091,930	30,114,155

Issued as reinvestment of dividends:
Class A	5,564,336	21,993,448	7,484,797	28,184,475
Class C	160,718	633,994	318,397	1,192,841
Class Y	403,328	1,598,498	670,224	2,521,039
Investor Class	686,860	2,713,877	989,542	3,722,290
Class R5	422,999	1,667,465	732,116	2,735,497
Class R6	1,052,348	4,156,051	2,060,063	7,624,253

Automatic conversion of Class C shares to Class A shares:
Class A	555,275	2,198,379	1,947,548	7,557,588
Class C	(556,681)	(2,198,379)	(1,949,808)	(7,557,588)

28	Invesco High Yield Fund

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(39,798,531)	$(157,660,559)	(40,759,509)	$(152,688,579)

Class C	(1,936,919)	(7,646,527)	(2,988,920)	(11,097,749)

Class Y	(7,264,253)	(28,692,784)	(14,458,192)	(52,747,089)

Investor Class	(18,134,741)	(72,109,580)	(12,042,096)	(45,630,739)

Class R5	(4,263,782)	(16,753,448)	(8,360,698)	(31,725,009)

Class R6	(9,793,276)	(38,178,018)	(37,259,909)	(140,236,251)

Net increase (decrease) in share activity	(2,356,695)	$(8,514,838)	(39,722,153)	$(149,948,935)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29	Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco High Yield Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds management. Our responsibility is to express an opinion on the Funds financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30	Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled Actual Expenses Paid During Period to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$973.80	$5.04	$1,019.69	$5.16	1.03%
Class C	1,000.00	970.00	8.69	1,015.97	8.90	1.78
Class Y	1,000.00	975.20	3.82	1,020.93	3.91	0.78
Investor Class	1,000.00	976.20	5.05	1,019.69	5.16	1.03
Class R5	1,000.00	977.60	3.53	1,021.22	3.61	0.72
Class R6	1,000.00	978.00	3.14	1,021.62	3.21	0.64

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

31	Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific states requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	1.13%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	93.14%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Funds fiscal year.

32	Invesco High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the Trust), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trusts organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School—Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management—Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco High Yield Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Funds Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Funds Statement of Additional Information for information on the Funds sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco High Yield Fund

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∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Funds semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Funds Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco High Yield Bond Factor Fund

Nasdaq:

A: OGYAX ∎ C: OGYCX ∎ R: OGYNX ∎ Y: OGYYX ∎ R5: GBHYX ∎ R6: OGYIX

2	Management’s Discussion

2	Performance Summary

3	Long-Term Fund Performance

5	Supplemental Information

7	Schedule of Investments

15	Financial Statements

18	Financial Highlights

19	Notes to Financial Statements

27	Auditor’s Report

28	Fund Expenses

29	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco High Yield Bond Factor Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.06%
Class C Shares	-0.69
Class R Shares	-0.19
Class Y Shares	0.31
Class R5 Shares	0.31
Class R6 Shares	0.31
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market/Style-Specific Index)	0.64

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The US high yield market, as measured by the Bloomberg US High Yield Bond Index, was positive for the year 2021 driven by tighter credit spreads.

    Despite overall positive performance for the fiscal year, the US high yield bond market saw pockets of volatility in the fourth quarter of 2021 due to the uncertainties around inflation and the rise in cases of the coronavirus (COVID-19) Omicron variant. November 2021 saw credit spreads widen meaningfully on risk-off sentiment. The trend reversed in December 2021 as credit spreads tightened and risky assets in general rallied.

    The Invesco High Yield Bond Factor Fund changed strategies on February 28, 2020, to utilize a systematic, quantitative, factor-based approach to investing. The Fund generated positive returns since the strategy change, at NAV. It underperformed its broad market/ style specific benchmark (Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index) but was in the top half of its peer group (40th percentile) since inception.

    The Fund attempts to outperform its benchmark and peers by tilting toward bonds within the high yield universe that tended to have higher returns over a cycle. These bonds have the following positive characteristics:

    ∎ Carry bonds are the highest spread bonds in a universe, excluding those rated† CCC and below.

    ∎ Value bonds are those with the highest spread relative to other securities with similar credit ratings and sectors.

    ∎ Low volatility bonds are those with lower duration and higher credit quality in a universe.

    Though the Fund does not explicitly target rating categories, an overweight to higher credit quality bonds tends to be an outcome of the Fund’s investment process.

    Since the strategy change, value and carry bonds contributed to benchmark relative to outperformance and low volatility bonds had a negligible contribution to Fund performance, in line with expectations given the environment in 2021.

    Please note that we implemented our strategy using derivative instruments, including futures, forwards and swaps. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks.

    Part of the Funds strategy to manage credit, interest rate and currency risk during the fiscal year entailed purchasing and selling credit, interest rate and currency derivatives. Generally, derivative exposure is to mitigate active risk relative to the benchmark. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and we believe this strategy was effective in managing the currency positioning within the Fund. Interest rate exposure was managed utilizing interest rate futures.

    The investment team does not attempt to time the credit market, interest rates, sectors, or factors and therefore maintains its allocations versus the index. Over time, we believe this has the potential to deliver positive relative performance over a market cycle.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows.

The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

    Thank you for investing in Invesco High Yield Bond Factor Fund and for sharing our long-term investment horizon.

† A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Noelle Corum

James Ong

Jay Raol

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2	Invesco High Yield Bond Factor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 11/8/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3	Invesco High Yield Bond Factor Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (11/8/13)	3.10%
5 Years	2.85
1 Year	-4.19

Class C Shares
Inception (11/8/13)	2.94%
5 Years	2.99
1 Year	-1.65

Class R Shares
Inception (11/8/13)	3.39%
5 Years	3.48
1 Year	-0.19

Class Y Shares
Inception (11/8/13)	3.94%
5 Years	4.03
1 Year	0.31

Class R5 Shares
Inception	3.72%
5 Years	3.87
1 Year	0.31

Class R6 Shares
Inception (11/8/13)	3.97%
5 Years	4.05
1 Year	0.31

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global High Yield Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global High Yield Fund. The Fund was subsequently renamed the Invesco High Yield Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco High Yield Bond Factor Fund

Supplemental Information

Invesco High Yield Bond Factor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎

The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unman-aged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco High Yield Bond Factor Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments

AAA	0.25%

BBB	9.88

BB	60.74

B	25.71

CCC	1.36

Non-Rated	0.26

Cash	1.80

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

% of total net assets

1. Bausch Health Cos., Inc.	2.07%

2. Ford Motor Co.	1.83

3. Sprint Corp.	1.59

4. Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.	1.24

5. Service Properties Trust	1.16

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2022.

6	Invesco High Yield Bond Factor Fund

Schedule of Investments(a)

February 28, 2022

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–93.19%
Aerospace & Defense–2.49%
Bombardier, Inc. (Canada), 7.50%, 03/15/2025(b)	$31,000	$31,343

7.88%, 04/15/2027(b)	42,000	42,635

Howmet Aerospace, Inc., 5.13%, 10/01/2024	166,000	174,836

5.90%, 02/01/2027	100,000	108,789

Rolls-Royce PLC (United Kingdom), 5.75%, 10/15/2027(b)	200,000	206,397

TransDigm, Inc., 5.50%, 11/15/2027	150,000	149,570

Triumph Group, Inc., 8.88%, 06/01/2024(b)	133,000	142,061

		855,631

Airlines–1.32%
American Airlines, Inc., 11.75%, 07/15/2025(b)	93,000	112,896

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(b)	135,000	138,249

Delta Air Lines, Inc., 2.90%, 10/28/2024	177,000	174,963

United Airlines, Inc., 4.38%, 04/15/2026(b)	28,000	27,964

		454,072

Alternative Carriers–0.93%
Lumen Technologies, Inc.,
Series W, 6.75%, 12/01/2023	131,000	137,052

Series P, 7.60%, 09/15/2039	121,000	106,707

Series U, 7.65%, 03/15/2042	86,000	75,621

		319,380

Apparel Retail–0.30%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)	97,000	102,453

Apparel, Accessories & Luxury Goods–0.64%
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	66,000	69,626

Hanesbrands, Inc., 4.63%, 05/15/2024(b)	150,000	152,233

		221,859

Auto Parts & Equipment–0.97%
Adient US LLC, 9.00%, 04/15/2025(b)	127,000	134,291

Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	32,000	33,392

Tenneco, Inc., 7.88%, 01/15/2029(b)	158,000	167,050

		334,733

Automobile Manufacturers–3.26%
Ford Motor Co., 7.13%, 11/15/2025	75,000	82,622

6.63%, 10/01/2028	400,000	449,692

9.98%, 02/15/2047	65,000	95,925

Ford Motor Credit Co. LLC, 4.13%, 08/04/2025	350,000	354,375

Winnebago Industries, Inc., 6.25%, 07/15/2028(b)	132,000	136,786

		1,119,400

	Principal Amount	Value

Biotechnology–0.19%
Emergent BioSolutions, Inc., 3.88%, 08/15/2028(b)	$74,000	$66,315

Broadcasting–2.51%
AMC Networks, Inc., 5.00%, 04/01/2024	63,000	63,008

4.25%, 02/15/2029(c)	109,000	102,222

iHeartCommunications, Inc., 8.38%, 05/01/2027	64,671	67,434

Liberty Interactive LLC, 8.25%, 02/01/2030	195,000	191,483

Sinclair Television Group, Inc., 4.13%, 12/01/2030(b)	142,000	127,314

TEGNA, Inc., 5.00%, 09/15/2029(c)	310,000	309,668

		861,129

Building Products–1.55%
Builders FirstSource, Inc., 6.75%, 06/01/2027(b)	146,000	151,913

North Queensland Export Terminal Pty. Ltd. (Australia), 4.45%, 12/15/2022(b)	200,000	179,439

SRM Escrow Issuer LLC, 6.00%, 11/01/2028(b)	201,000	201,157

		532,509

Cable & Satellite–3.46%
CSC Holdings LLC, 6.50%, 02/01/2029(b)	287,000	291,039

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc, 5.88%, 08/15/2027(b)	312,000	312,390

LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027(b)	180,000	186,169

Telenet Finance Luxembourg Notes S.a r.l. (Belgium), 5.50%, 03/01/2028(b)	70,000	70,000

Telesat Canada/Telesat LLC (Canada), 5.63%, 12/06/2026(b)	188,000	138,536

UPC Broadband Finco B.V. (Netherlands), 4.88%, 07/15/2031(b)	200,000	191,302

		1,189,436

Casinos & Gaming–5.02%
Affinity Gaming, 6.88%, 12/15/2027(b)	170,000	167,667

Caesars Entertainment, Inc., 8.13%, 07/01/2027(b)	40,000	43,162

International Game Technology PLC, 6.50%, 02/15/2025(b)	200,000	212,735

Melco Resorts Finance Ltd. (Hong Kong), 5.75%, 07/21/2028(b)	200,000	182,398

MGM China Holdings Ltd. (Macau), 5.38%, 05/15/2024(b)	200,000	194,271

MGM Resorts International, 5.75%, 06/15/2025	175,000	183,531

Sabre GLBL, Inc., 9.25%, 04/15/2025(b)	86,000	97,098

7.38%, 09/01/2025(b)	210,000	217,875

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/2023(b)	150,000	150,764

5.50%, 03/01/2025(b)	270,000	274,131

		1,723,632

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Coal & Consumable Fuels–0.57%
Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 05/01/2025(b)	$196,000	$196,225

Murray Energy Corp., 3.00% PIK Rate, 9.00% Cash Rate, 04/15/2024(b)(d)(e)	130,760	667

		196,892

Commodity Chemicals–0.84%
Methanex Corp. (Canada), 5.13%, 10/15/2027	138,000	140,336

5.25%, 12/15/2029	147,000	148,749

		289,085

Communications Equipment–1.14%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	99,000	96,945

Plantronics, Inc., 4.75%, 03/01/2029(b)	180,000	159,523

ViaSat, Inc., 5.63%, 04/15/2027(b)	136,000	136,015

		392,483

Construction & Engineering–0.94%
Artera Services LLC, 9.03%, 12/04/2025(b)	75,000	75,347

Dycom Industries, Inc., 4.50%, 04/15/2029(b)	72,000	69,427

Fluor Corp., 4.25%, 09/15/2028	181,000	177,465

		322,239

Construction Machinery & Heavy Trucks–0.24%
Trinity Industries, Inc., 4.55%, 10/01/2024	82,000	83,729

Consumer Finance–2.27%
ASG Finance Designated Activity Co. (Cyprus), 7.88%, 12/03/2024(b)	200,000	194,500

Credit Acceptance Corp., 5.13%, 12/31/2024(b)	139,000	140,973

Navient Corp., 5.88%, 10/25/2024	101,000	104,587

6.75%, 06/25/2025	160,000	167,101

5.63%, 08/01/2033	79,000	68,877

OneMain Finance Corp., 6.13%, 03/15/2024	101,000	104,154

		780,192

Department Stores–1.31%
Macy’s Retail Holdings LLC, 3.63%, 06/01/2024	352,000	360,402

Nordstrom, Inc., 6.95%, 03/15/2028	85,000	89,816

		450,218

Diversified Banks–1.04%
Banco Mercantil del Norte S.A. (Mexico), 7.50%(b)(f)(g)	160,000	156,624

UniCredit S.p.A. (Italy), 5.46%, 06/30/2035(b)(f)	200,000	199,466

		356,090

Diversified Chemicals–0.44%
NOVA Chemicals Corp. (Canada), 4.25%, 05/15/2029(b)	160,000	150,202

	Principal Amount	Value

Diversified Metals & Mining–0.29%
Mineral Resources Ltd. (Australia), 8.13%, 05/01/2027(b)	$95,000	$100,484

Diversified REITs–1.21%
iStar, Inc., 4.75%, 10/01/2024	153,000	154,332

MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 5.63%, 05/01/2024	115,000	119,522

VICI Properties L.P./VICI Note Co., Inc., 3.50%, 02/15/2025(b)	140,000	140,501

		414,355

Diversified Support Services–0.49%
MPH Acquisition Holdings LLC, 5.75%, 11/01/2028(b)	60,000	54,217

Ritchie Bros. Auctioneers, Inc. (Canada), 5.38%, 01/15/2025(b)	111,000	112,790

		167,007

Drug Retail–0.36%
Rite Aid Corp., 7.50%, 07/01/2025(b)	74,000	71,190

8.00%, 11/15/2026(b)	55,000	52,464

		123,654

Education Services–0.03%
Graham Holdings Co., 5.75%, 06/01/2026(b)	9,000	9,265

Electric Utilities–1.49%
FirstEnergy Transmission LLC, 4.35%, 01/15/2025(b)	123,000	126,526

InterGen N.V. (Netherlands), 7.00%, 06/30/2023(b)	200,000	196,830

Talen Energy Supply LLC, 7.25%, 05/15/2027(b)	127,000	113,260

Vistra Operations Co. LLC, 4.38%, 05/01/2029(b)	77,000	74,749

		511,365

Electrical Components & Equipment–0.72%
Sensata Technologies B.V., 5.63%, 11/01/2024(b)	128,000	135,014

WESCO Distribution, Inc., 7.13%, 06/15/2025(b)	107,000	112,186

		247,200

Electronic Components–0.17%
Likewize Corp., 9.75%, 10/15/2025(b)	55,000	57,297

Environmental & Facilities Services–1.02%
GFL Environmental, Inc. (Canada), 4.25%, 06/01/2025(b)	170,000	170,621

Stericycle, Inc., 5.38%, 07/15/2024(b)	105,000	107,479

3.88%, 01/15/2029(b)	78,000	72,747

		350,847

Fertilizers & Agricultural Chemicals–0.39%
Eurochem Finance DAC (Russia), 5.50%, 03/13/2024(b)	200,000	134,734

Financial Exchanges & Data–0.29%
S&P Global, Inc., 4.75%, 02/15/2025(b)	95,000	100,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Food Distributors–0.38%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	$150,000	$130,664

Gas Utilities–0.41%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.63%, 05/20/2024	138,000	140,947

Health Care Equipment–0.46%
Varex Imaging Corp., 7.88%, 10/15/2027(b)	146,000	157,551

Health Care Facilities–1.66%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/2025(b)	33,000	32,885

HCA, Inc., 5.38%, 02/01/2025	129,000	136,757

7.50%, 11/15/2095	30,000	37,650

RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)	31,000	32,547

Tenet Healthcare Corp., 6.75%, 06/15/2023	35,000	36,437

4.63%, 07/15/2024	72,000	72,302

4.63%, 09/01/2024(b)	120,000	121,758

6.13%, 10/01/2028(b)	99,000	100,391

		570,727

Health Care REITs–0.29%
Diversified Healthcare Trust, 4.75%, 02/15/2028	110,000	99,623

Health Care Services–1.36%
Community Health Systems, Inc., 6.88%, 04/15/2029(b)	33,000	32,037

6.13%, 04/01/2030(b)	33,000	30,731

Omnicare, Inc., 4.75%, 12/01/2022	30,000	30,496

Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	195,000	199,655

US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	178,000	175,508

		468,427

Homebuilding–1.07%
LGI Homes, Inc., 4.00%, 07/15/2029(b)	187,000	174,789

New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	100,000	99,359

TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/2024	90,000	93,712

		367,860

Homefurnishing Retail–0.29%
Bed Bath & Beyond, Inc., 3.75%, 08/01/2024	100,000	99,351

Hotel & Resort REITs–1.16%
Service Properties Trust, 4.65%, 03/15/2024	159,000	155,208

4.35%, 10/01/2024	177,000	170,842

4.95%, 02/15/2027	78,000	72,673

		398,723

	Principal Amount	Value

Hotels, Resorts & Cruise Lines–2.52%
Carnival Corp., 7.63%, 03/01/2026(b)	$185,000	$190,364

9.88%, 08/01/2027(b)	92,000	103,399

Royal Caribbean Cruises Ltd., 9.13%, 06/15/2023(b)	150,000	157,032

11.50%, 06/01/2025(b)	73,000	80,729

Travel + Leisure Co., 5.65%, 04/01/2024	7,000	7,271

Series J, 6.00%, 04/01/2027	174,000	182,110

VOC Escrow Ltd., 5.00%, 02/15/2028(b)	151,000	144,006

		864,911

Independent Power Producers & Energy Traders–0.47%
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Spain), 5.38%, 12/30/2030(b)	200,000	163,151

Industrial Conglomerates–0.38%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.75%, 09/15/2024	131,000	130,825

Insurance Brokers–0.19%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)	32,000	31,316

HUB International Ltd., 7.00%, 05/01/2026(b)	33,000	33,254

		64,570

Integrated Oil & Gas–0.85%
Occidental Petroleum Corp., 6.95%, 07/01/2024	100,000	108,624

2.90%, 08/15/2024	184,000	184,445

		293,069

Integrated Telecommunication Services–3.39%
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	200,000	202,700

Embarq Corp., 8.00%, 06/01/2036	162,000	160,249

Frontier Communications Holdings LLC, 5.00%, 05/01/2028(b)	170,000	165,283

5.88%, 11/01/2029	72,000	66,370

Ligado Networks LLC, 15.50% PIK Rate, 0.00% Cash Rate, 11/01/2023(b)(d)	40,765	31,355

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	305,000	314,242

Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)	221,000	223,329

		1,163,528

Interactive Home Entertainment–0.70%
Cinemark USA, Inc., 8.75%, 05/01/2025(b)	100,000	104,937

5.88%, 03/15/2026(b)	20,000	19,720

5.25%, 07/15/2028(b)	120,000	114,600

		239,257

Interactive Media & Services–0.60%
Audacy Capital Corp., 6.50%, 05/01/2027(b)	102,000	97,026

Cumulus Media New Holdings, Inc., 6.75%, 07/01/2026(b)	69,000	70,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Interactive Media & Services–(continued)
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)	$94,000	$38,702

		206,005

Internet & Direct Marketing Retail–0.78%
Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(b)	271,000	269,612

Investment Banking & Brokerage–0.43%
FS Energy and Power Fund, 7.50%, 08/15/2023(b)	115,000	118,885

NFP Corp., 6.88%, 08/15/2028(b)	32,000	29,802

		148,687

Leisure Facilities–0.30%
Vail Resorts, Inc., 6.25%, 05/15/2025(b)	100,000	103,133

Metal & Glass Containers–0.85%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 08/15/2027(b)	200,000	190,335

Mauser Packaging Solutions Holding Co., 7.25%, 04/15/2025(b)	34,000	33,466

TriMas Corp., 4.13%, 04/15/2029(b)	73,000	68,832

		292,633

Mortgage REITs–0.31%
New Residential Investment Corp., 6.25%, 10/15/2025(b)	109,000	107,026

Movies & Entertainment–0.86%
Banijay Entertainment S.A.S.U. (France), 5.38%, 03/01/2025(b)	200,000	198,200

Netflix, Inc., 5.75%, 03/01/2024	92,000	97,867

		296,067

Office Services & Supplies–0.98%
ACCO Brands Corp., 4.25%, 03/15/2029(b)	184,000	171,920

Pitney Bowes, Inc., 6.88%, 03/15/2027(b)	70,000	66,015

7.25%, 03/15/2029(b)	105,000	99,869

		337,804

Oil & Gas Drilling–0.38%
Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	130,000	131,389

Oil & Gas Equipment & Services–0.29%
Oceaneering International, Inc., 4.65%, 11/15/2024	100,000	98,540

Oil & Gas Exploration & Production–6.32%
Baytex Energy Corp. (Canada), 8.75%, 04/01/2027(b)	114,000	122,339

CNX Resources Corp., 6.00%, 01/15/2029(b)	110,000	112,508

CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	103,000	104,294

Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/2028(b)	148,000	150,156

Endeavor Energy Resources L.P./EER Finance, Inc., 6.63%, 07/15/2025(b)	68,000	71,148

EQT Corp., 6.63%, 02/01/2025	123,000	133,007

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)
Genesis Energy L.P./Genesis Energy Finance Corp., 5.63%, 06/15/2024	$185,000	$182,410

8.00%, 01/15/2027	124,000	125,550

Gulfport Energy Corp., 8.00%, 05/17/2026	1,756	1,859

8.00%, 05/17/2026(b)	39,502	41,821

Gulfport Energy Operating Corp., 6.38%, 05/15/2025	135,000	682

Hilcorp Energy I L.P./Hilcorp Finance Co., 6.25%, 11/01/2028(b)	265,000	270,610

MEG Energy Corp. (Canada), 6.50%, 01/15/2025(b)	59,000	59,992

Murphy Oil Corp., 6.88%, 08/15/2024	45,000	45,561

7.05%, 05/01/2029	80,000	84,453

6.38%, 12/01/2042	110,000	103,302

Par Petroleum LLC/Par Petroleum Finance Corp., 7.75%, 12/15/2025(b)	83,000	83,952

PDC Energy, Inc., 6.13%, 09/15/2024	66,000	66,582

5.75%, 05/15/2026	145,000	147,362

Southwestern Energy Co., 5.95%, 01/23/2025	71,000	74,101

Vermilion Energy, Inc. (Canada), 5.63%, 03/15/2025(b)	186,000	188,412

		2,170,101

Oil & Gas Refining & Marketing–2.48%
CVR Energy, Inc., 5.25%, 02/15/2025(b)	97,000	94,029

5.75%, 02/15/2028(b)	181,000	170,842

EnLink Midstream Partners L.P., 4.15%, 06/01/2025	75,000	75,193

4.85%, 07/15/2026	175,000	177,403

PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/2025(c)	350,000	294,635

Weatherford International Ltd., 11.00%, 12/01/2024(b)	40,000	41,470

		853,572

Oil & Gas Storage & Transportation–2.35%
Buckeye Partners L.P., 4.13%, 03/01/2025(b)	100,000	99,821

EnLink Midstream LLC, 5.38%, 06/01/2029	109,000	108,627

EQM Midstream Partners L.P., 4.00%, 08/01/2024	100,000	98,126

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 6.00%, 03/01/2027(b)	70,000	70,115

5.50%, 01/15/2028(b)	269,000	259,644

Western Midstream Operating L.P., 3.60%, 02/01/2025	172,000	172,646

		808,979

Other Diversified Financial Services–1.90%
CNG Holdings, Inc., 12.50%, 06/15/2024(b)	43,000	40,524

Global Aircraft Leasing Co. Ltd. (Cayman Islands), 7.25% PIK Rate, 6.50% Cash Rate, 09/15/2024(b)(d)	275,642	262,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Other Diversified Financial Services–(continued)
Midcap Financial Issuer Trust, 5.63%, 01/15/2030(b)	$200,000	$182,869

Operadora de Servicios Mega S.A. de C.V. Sofom ER (Mexico), 8.25%, 02/11/2025(b)	200,000	168,133

		653,848

Packaged Foods & Meats–0.37%
Kraft Heinz Foods Co. (The), 3.00%, 06/01/2026	129,000	129,074

Paper Packaging–0.57%
Graphic Packaging International LLC, 4.13%, 08/15/2024	68,000	70,274

Sealed Air Corp., 5.13%, 12/01/2024(b)	120,000	124,342

		194,616

Paper Products–0.70%
Clearwater Paper Corp., 5.38%, 02/01/2025(b)	68,000	70,403

Domtar Corp., 6.75%, 10/01/2028(b)(c)	93,000	93,073

Sylvamo Corp., 7.00%, 09/01/2029(b)	76,000	76,285

		239,761

Personal Products–2.08%
Avon Products, Inc. (United Kingdom), 8.45%, 03/15/2043	107,000	127,486

Edgewell Personal Care Co., 5.50%, 06/01/2028(b)	134,000	134,863

4.13%, 04/01/2029(b)	77,000	72,439

Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	199,000	208,939

Oriflame Investment Holding PLC (Switzerland), 5.13%, 05/04/2026(b)	200,000	169,500

		713,227

Pharmaceuticals–3.30%
Bausch Health Cos., Inc., 5.50%, 11/01/2025(b)	173,000	173,825

5.00%, 01/30/2028(b)	153,000	128,398

6.25%, 02/15/2029(b)	195,000	166,593

7.25%, 05/30/2029(b)	60,000	52,611

5.25%, 01/30/2030(b)	233,000	188,248

Elanco Animal Health, Inc., 6.40%, 08/28/2028	16,000	17,365

Endo Luxembourg Finance Co. I S.a.r.l./Endo US, Inc., 6.13%, 04/01/2029(b)	160,000	150,631

P&L Development LLC/PLD Finance Corp., 7.75%, 11/15/2025(b)	130,000	124,380

Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	130,000	130,364

		1,132,415

Precious Metals & Minerals–0.00%
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/01/2022(b)(e)	142,000	9

Property & Casualty Insurance–0.21%
MBIA, Inc., 5.70%, 12/01/2034	73,000	71,167

Regional Banks–0.37%
Synovus Financial Corp., 5.90%, 02/07/2029(f)	120,000	125,908

	Principal Amount	Value

Restaurants–1.59%
Aramark Services, Inc., 5.00%, 04/01/2025(b)	$196,000	$197,629

6.38%, 05/01/2025(b)	143,000	148,269

Brinker International, Inc., 5.00%, 10/01/2024(b)	70,000	71,781

Yum! Brands, Inc., 7.75%, 04/01/2025(b)	123,000	128,236

		545,915

Security & Alarm Services–1.19%
CoreCivic, Inc., 4.63%, 05/01/2023	192,000	192,285

4.75%, 10/15/2027	75,000	66,538

Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 04/15/2024(b)	147,000	150,133

		408,956

Specialized REITs–0.90%
Iron Mountain, Inc., 4.88%, 09/15/2029(b)	147,000	142,453

5.25%, 07/15/2030(b)	167,000	165,948

		308,401

Specialty Chemicals–0.65%
Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	222,000	222,417

Specialty Stores–1.16%
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	118,000	113,799

Michaels Cos., Inc. (The), 7.88%, 05/01/2029(b)	36,000	31,567

Staples, Inc., 7.50%, 04/15/2026(b)	257,000	254,396

		399,762

Steel–1.79%
Carpenter Technology Corp., 6.38%, 07/15/2028	204,000	206,010

Cleveland-Cliffs, Inc., 6.75%, 03/15/2026(b)	237,000	250,059

Infrabuild Australia Pty. Ltd. (Australia), 12.00%, 10/01/2024(b)	69,000	70,758

SunCoke Energy, Inc., 4.88%, 06/30/2029(b)	92,000	88,388

		615,215

Systems Software–0.48%
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	166,000	164,390

Technology Hardware, Storage & Peripherals–1.29%
Diebold Nixdorf, Inc., 9.38%, 07/15/2025(b)	107,000	110,907

Xerox Corp., 6.75%, 12/15/2039	266,000	266,485

Xerox Holdings Corp., 5.50%, 08/15/2028(b)	65,000	64,950

		442,342

Thrifts & Mortgage Finance–1.12%
Enact Holdings, Inc., 6.50%, 08/15/2025(b)	90,000	93,258

MGIC Investment Corp., 5.75%, 08/15/2023	88,000	91,852

NMI Holdings, Inc., 7.38%, 06/01/2025(b)	82,000	88,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Bond Factor Fund

	Principal Amount	Value

Thrifts & Mortgage Finance–(continued)
Radian Group, Inc., 6.63%, 03/15/2025	$104,000	$110,238

		383,591

Tobacco–0.32%
Vector Group Ltd., 5.75%, 02/01/2029(b)	118,000	109,061

Wireless Telecommunication Services–2.80%
Sprint Corp., 7.88%, 09/15/2023	155,000	166,818

7.13%, 06/15/2024	200,000	216,500

7.63%, 02/15/2025	145,000	160,769

T-Mobile USA, Inc., 2.25%, 02/15/2026	51,000	49,273

VEON Holdings B.V. (Netherlands), 4.95%, 06/16/2024(b)	200,000	112,000

Vmed O2 UK Financing I PLC (United Kingdom), 4.25%, 01/31/2031(b)	277,000	255,253

		960,613

Total U.S. Dollar Denominated Bonds & Notes (Cost $33,127,560)		32,016,101

	Shares

Exchange-Traded Funds–3.09%
Invesco High Yield Bond Factor ETF (Cost $1,109,352)(h)	43,455	1,059,867

Common Stocks & Other Equity Interests–0.46%
Advertising–0.00%
Cxloyalty Group, Inc., Wts., expiring 04/10/2024(i)	39	0

Apparel, Accessories & Luxury Goods–0.02%
Claire’s Holdings LLC	20	6,550

Coal & Consumable Fuels–0.03%
ACNR Holdings, Inc.(i)	232	12,064

Oil & Gas Equipment & Services–0.10%
Superior Energy Services, Inc.(i)	761	34,245

Oil & Gas Exploration & Production–0.31%
Gulfport Energy Corp.(j)	1,549	106,850

Total Common Stocks & Other Equity Interests (Cost $101,607)		159,709

Investment Abbreviations:

ETF	– Exchange-Traded Fund
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
USD	– U.S. Dollar
Wts.	– Warrants

	Principal Amount	Value

U.S. Treasury Securities–0.24%
U.S. Treasury Bills–0.24%
0.41%, 05/26/2022
(Cost $83,917)(k)(l)	$84,000	$83,938

Variable Rate Senior Loan Interests–0.04%(m)(n)
Apparel, Accessories & Luxury Goods–0.04%
Claire’s Stores, Inc., Term Loan, 6.71% (1 mo. USD LIBOR + 6.50%), 12/18/2026 (Cost $10,661)	12,360	12,274

	Shares
Preferred Stocks–0.00%
Apparel, Accessories & Luxury Goods–0.00%
Claire’s Holdings LLC, Series A, Pfd. (Cost $3,125)	5	1,294

Money Market Funds–0.68%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(h)(o)	82,499	82,499

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(h)(o)	57,351	57,351

Invesco Treasury Portfolio, Institutional Class, 0.01%(h)(o)	94,285	94,285

Total Money Market Funds (Cost $234,135)		234,135

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–97.70% (Cost $34,670,357)		33,567,318

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.89%
Invesco Private Government Fund, 0.12%(h)(o)(p)	194,457	194,457

Invesco Private Prime Fund, 0.08%(h)(o)(p)	453,688	453,733

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $648,192)		648,190

TOTAL INVESTMENTS IN SECURITIES–99.59% (Cost $35,318,549)		34,215,508

OTHER ASSETS LESS LIABILITIES–0.41%		139,378

NET ASSETS–100.00%		$34,354,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Bond Factor Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $21,327,693, which represented 62.08% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at February 28, 2022.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2022 was $676, which represented less than 1% of the Fund’s Net Assets.

(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Perpetual bond with no specified maturity date.
(h)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2022.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2022	Dividend Income
Invesco High Yield Bond Factor ETF	$ 988,545	$ 792,089	$ (673,639)	$(40,513)	$(6,615)	$1,059,867	$52,267
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	156,793	5,244,031	(5,318,325)	-	-	82,499	30
Invesco Liquid Assets Portfolio, Institutional Class	111,978	3,732,713	(3,787,312)	-	(28)	57,351	12
Invesco Treasury Portfolio, Institutional Class	179,192	5,993,178	(6,078,085)	-	-	94,285	14
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	1,294,674	(1,100,217)	-	-	194,457	18*
Invesco Private Prime Fund	-	2,237,598	(1,783,784)	(2)	(79)	453,733	121*
Total	$1,436,508	$19,294,283	$(18,741,362)	$(40,515)	$(6,722)	$1,942,192	$52,462

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	Non-income producing security.
(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(n)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(o)	The rate shown is the 7-day SEC standardized yield as of February 28, 2022.
(p)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	9	June-2022	$1,064,531	$4,859	$ 4,859
U.S. Treasury 10 Year Notes	17	June-2022	2,166,437	18,328	18,328
U.S. Treasury 10 Year Ultra Notes	11	June-2022	1,554,609	18,059	18,059
U.S. Treasury Long Bonds	1	June-2022	156,688	2,352	2,352
U.S. Treasury Ultra Bonds	1	June-2022	185,938	2,211	2,211
Subtotal–Long Futures Contracts				45,809	45,809

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	16	June-2022	(3,443,625)	(11,750)	(11,750)
Total Futures Contracts				$34,059	$34,059

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Bond Factor Fund

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Markit CDX North America High Yield Index, Series 37, Version 1	Sell	5.00%	Quarterly	12/20/2026	3.636%	USD 1,000,000	$65,064	$55,637	$(9,427)

(a)	Centrally cleared swap agreements collateralized by $57,815 cash held with Citigroup Global Markets Inc.
(b)

Implied credit spreads represent the current level, as of February 28, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Bond Factor Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $ 33,326,870)*	$32,273,316

Investments in affiliates, at value (Cost $ 1,991,679)	1,942,192

Other investments:
Variation margin receivable – futures contracts	45,171

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	57,815

Cash	304,959

Receivable for:
Investments sold	106,072

Fund shares sold	22,371

Dividends	724

Interest	527,933

Investment for trustee deferred compensation and retirement plans	23,795

Other assets	18,925

Total assets	35,323,273

Liabilities:
Other investments:
Variation margin payable – centrally cleared swap agreements	28,824

Payable for:
Investments purchased	101,007

Dividends	25,406

Fund shares reacquired	31,356

Collateral upon return of securities loaned	648,192

Accrued fees to affiliates	14,881

Accrued trustees’ and officers’ fees and benefits	3,155

Accrued other operating expenses	91,771

Trustee deferred compensation and retirement plans	23,795

Total liabilities	968,387

Net assets applicable to shares outstanding	$34,354,886

Net assets consist of:

Shares of beneficial interest	$39,690,856

Distributable earnings (loss)	(5,335,970)

$34,354,886

Net Assets:

Class A	$23,142,845

Class C	$4,416,525

Class R	$3,806,888

Class Y	$2,898,571

Class R5	$9,812

Class R6	$80,245

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	2,616,053

Class C	499,376

Class R	430,179

Class Y	327,532

Class R5	1,109

Class R6	9,068

Class A:
Net asset value per share	$8.85

Maximum offering price per share (Net asset value of $8.85 ÷ 95.75%)	$9.24

Class C:
Net asset value and offering price per share	$8.84

Class R:
Net asset value and offering price per share	$8.85

Class Y:
Net asset value and offering price per share	$8.85

Class R5:
Net asset value and offering price per share	$8.85

Class R6:
Net asset value and offering price per share	$8.85

*	At February 28, 2022, securities with an aggregate value of $620,334 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Bond Factor Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Interest	$1,808,671

Dividends from affiliates (includes securities lending income of $3,180)	55,503

Other income	8,288

Total investment income	1,872,462

Expenses:

Advisory fees	137,585

Administrative services fees	5,321

Distribution fees:
Class A	60,371

Class C	51,027

Class R	17,541

Transfer agent fees – A, C, R and Y	46,053

Transfer agent fees – R5	5

Transfer agent fees – R6	30

Trustees’ and officers’ fees and benefits	23,078

Registration and filing fees	84,847

Professional services fees	104,246

Other	(35,891)

Total expenses	494,213

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(220,270)

Net expenses	273,943

Net investment income	1,598,519

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	474,191

Affiliated investment securities	(6,722)

Futures contracts	(51,239)

Swap agreements	19,966

436,196

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(2,025,629)

Affiliated investment securities	(40,515)

Futures contracts	67,999

Swap agreements	(9,427)

(2,007,572)

Net realized and unrealized gain (loss)	(1,571,376)

Net increase in net assets resulting from operations	$27,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Bond Factor Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:

Net investment income	$1,598,519	$1,676,813

Net realized gain (loss)	436,196	(842,053)

Change in net unrealized appreciation (depreciation)	(2,007,572)	1,740,510

Net increase in net assets resulting from operations	27,143	2,575,270

Distributions to shareholders from distributable earnings:

Class A	(1,131,081)	(1,247,439)

Class C	(184,884)	(250,179)

Class R	(144,223)	(152,928)

Class Y	(119,542)	(72,282)

Class R5	(474)	(552)

Class R6	(2,667)	(3,056)

Total distributions from distributable earnings	(1,582,871)	(1,726,436)

Return of capital:

Class A	–	(47,219)

Class C	–	(9,470)

Class R	–	(5,789)

Class Y	–	(2,736)

Class R5	–	(21)

Class R6	–	(116)

Total return of capital	–	(65,351)

Total distributions	(1,582,871)	(1,791,787)

Share transactions–net:

Class A	(1,629,812)	1,798,731

Class C	(606,991)	(580,687)

Class R	817,615	(32,303)

Class Y	1,631,535	266,472

Class R6	61,568	(86,123)

Net increase in net assets resulting from share transactions	273,915	1,366,090

Net increase (decrease) in net assets	(1,281,813)	2,149,573

Net assets:

Beginning of year	35,636,699	33,487,126

End of year	$34,354,886	$35,636,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Bond Factor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$9.24	$0.41	$(0.40)	$0.01	$(0.40)	$ –	$(0.40)	$8.85	0.06	%(d)	$23,143	0.63	%(d)	1.21	%(d)	4.41	%(d)	63%
Year ended 02/28/21	8.99	0.46	0.29	0.75	(0.48)	(0.02)	(0.50)	9.24	8.73	(d)	25,804	0.64	(d)	2.07	(d)	5.29	(d)	161
Nine months ended 02/29/20	8.96	0.32	0.04	0.36	(0.31)	(0.02)	(0.33)	8.99	4.04		23,445	2.40	(e)	2.40	(e)	4.72	(e)	127
Year ended 05/31/19	9.17	0.51	(0.21)	0.30	(0.51)	–	(0.51)	8.96	3.42		22,791	1.78		1.78		5.61		56
Year ended 05/31/18	9.51	0.49	(0.34)	0.15	(0.49)	–	(0.49)	9.17	1.61		21,669	1.68		1.68		5.19		71
Year ended 05/31/17	9.07	0.45	0.45	0.90	(0.46)	–	(0.46)	9.51	10.08		27,376	1.59		1.59		4.85		89
Class C
Year ended 02/28/22	9.23	0.34	(0.40)	(0.06)	(0.33)	–	(0.33)	8.84	(0.69)		4,417	1.38		1.98		3.66		63
Year ended 02/28/21	8.98	0.40	0.28	0.68	(0.41)	(0.02)	(0.43)	9.23	7.93		5,224	1.39		2.84		4.54		161
Nine months ended 02/29/20	8.96	0.27	0.03	0.30	(0.27)	(0.01)	(0.28)	8.98	3.39		5,719	3.17	(e)	3.17	(e)	4.02	(e)	127
Year ended 05/31/19	9.16	0.44	(0.19)	0.25	(0.45)	–	(0.45)	8.96	2.81		6,484	2.57		2.57		4.91		56
Year ended 05/31/18	9.50	0.42	(0.33)	0.09	(0.43)	–	(0.43)	9.16	0.90		6,972	2.47		2.47		4.50		71
Year ended 05/31/17	9.06	0.39	0.44	0.83	(0.39)	–	(0.39)	9.50	9.33		7,070	2.55		2.55		4.18		89
Class R
Year ended 02/28/22	9.24	0.38	(0.39)	(0.01)	(0.38)	–	(0.38)	8.85	(0.19)		3,807	0.88		1.48		4.16		63
Year ended 02/28/21	8.99	0.44	0.28	0.72	(0.45)	(0.02)	(0.47)	9.24	8.46		3,151	0.89		2.34		5.04		161
Nine months ended 02/29/20	8.96	0.31	0.03	0.34	(0.29)	(0.02)	(0.31)	8.99	3.85		3,098	2.67	(e)	2.67	(e)	4.48	(e)	127
Year ended 05/31/19	9.17	0.48	(0.20)	0.28	(0.49)	–	(0.49)	8.96	3.17		2,839	2.20		2.20		5.36		56
Year ended 05/31/18	9.51	0.47	(0.34)	0.13	(0.47)	–	(0.47)	9.17	1.36		2,185	2.07		2.07		4.96		71
Year ended 05/31/17	9.07	0.44	0.43	0.87	(0.43)	–	(0.43)	9.51	9.81		1,542	2.39		2.39		4.66		89
Class Y
Year ended 02/28/22	9.24	0.43	(0.39)	0.04	(0.43)	–	(0.43)	8.85	0.31		2,899	0.38		0.98		4.66		63
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		1,425	0.39		1.84		5.54		161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		1,105	2.17	(e)	2.17	(e)	5.01	(e)	127
Year ended 05/31/19	9.17	0.53	(0.19)	0.34	(0.54)	–	(0.54)	8.97	3.85		1,505	1.50		1.50		5.91		56
Year ended 05/31/18	9.51	0.52	(0.34)	0.18	(0.52)	–	(0.52)	9.17	1.92		1,534	1.44		1.44		5.50		71
Year ended 05/31/17	9.07	0.48	0.45	0.93	(0.49)	–	(0.49)	9.51	10.41		2,235	1.42		1.42		5.18		89
Class R5
Year ended 02/28/22	9.24	0.43	(0.39)	0.04	(0.43)	–	(0.43)	8.85	0.31		10	0.38		0.91		4.66		63
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		10	0.39		1.52		5.54		161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		10	1.84	(e)	1.84	(e)	5.02	(e)	127
Period ended 05/31/19(f)	9.02	0.01	(0.06)	(0.05)	(0.00)	–	(0.00)	8.97	3.48		10	1.22	(e)	1.22	(e)	5.91	(e)	56
Class R6
Year ended 02/28/22	9.24	0.42	(0.38)	0.04	(0.43)	–	(0.43)	8.85	0.31		80	0.38		0.91		4.66		63
Year ended 02/28/21	9.00	0.48	0.28	0.76	(0.50)	(0.02)	(0.52)	9.24	8.88		23	0.39		1.52		5.54		161
Nine months ended 02/29/20	8.97	0.35	0.04	0.39	(0.34)	(0.02)	(0.36)	9.00	4.32		110	1.81	(e)	1.81	(e)	5.05	(e)	127
Year ended 05/31/19	9.16	0.54	(0.19)	0.35	(0.54)	–	(0.54)	8.97	3.98		123	1.31		1.31		5.96		56
Year ended 05/31/18	9.50	0.52	(0.33)	0.19	(0.53)	–	(0.53)	9.16	1.97		13,165	1.24		1.24		5.56		71
Year ended 05/31/17	9.07	0.48	0.44	0.92	(0.49)	–	(0.49)	9.50	10.34		9,843	1.18		1.18		5.12		89

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.23% for the years ended February 28, 2022 and 2021.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Bond Factor Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco High Yield Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020, the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated. For periods prior to February 28, 2020, the Financial Highlights report the operations of the Fund and the Subsidiary on a consolidated basis.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

19	Invesco High Yield Bond Factor Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

J.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could

20	Invesco High Yield Bond Factor Fund

experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2022, there were no securities lending transactions with the Adviser.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and

21	Invesco High Yield Bond Factor Fund

amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

O.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

P.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $2 billion	0.370%

Over $2 billion	0.350%

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.64%, 1.39%, 0.89%, 0.39%, 0.39% and 0.39%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2022, the Adviser waived advisory fees of $137,585, reimbursed fund level expenses of $36,410 and reimbursed class level expenses of $32,149, $6,264, $4,360, $3,280, $5 and $30 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

22	Invesco High Yield Bond Factor Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $8,930 in front-end sales commissions from the sale of Class A shares and $0 and $185 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$32,016,101	$–	$32,016,101

Exchange-Traded Funds	1,059,867	–	–	1,059,867

Common Stocks & Other Equity Interests	106,850	6,550	46,309	159,709

U.S. Treasury Securities	–	83,938	–	83,938

Variable Rate Senior Loan Interests	–	12,274	–	12,274

Preferred Stocks	–	1,294	–	1,294

Money Market Funds	234,135	648,190	–	882,325

Total Investments in Securities	1,400,852	32,768,347	46,309	34,215,508

Other Investments - Assets*

Futures Contracts	45,809	–	–	45,809

Other Investments - Liabilities*

Futures Contracts	(11,750)	–	–	(11,750)

Swap Agreements	–	(9,427)	–	(9,427)

	(11,750)	(9,427)	–	(21,177)

Total Other Investments	34,059	(9,427)	–	24,632

Total Investments	$1,434,911	$32,758,920	$46,309	$34,240,140

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk

23	Invesco High Yield Bond Factor Fund

through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2022:

	Value
Derivative Assets	Credit Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$45,809	$45,809

Derivatives not subject to master netting agreements	-	(45,809)	(45,809)

Total Derivative Assets subject to master netting agreements	$-	$-	$-

		Value

Derivative Liabilities	Credit Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(11,750)	$(11,750)

Unrealized depreciation on swap agreements – Centrally Cleared(a)	(9,427)	-	(9,427)

Total Derivative Liabilities	(9,427)	(11,750)	(21,177)

Derivatives not subject to master netting agreements	9,427	11,750	21,177

Total Derivative Liabilities subject to master netting agreements	$-	$-	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations

	Credit Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$-	$(51,239)	$(51,239)

Swap agreements	19,966	-	19,966

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	-	67,999	67,999

Swap agreements	(9,427)	-	(9,427)

Total	$10,539	$16,760	$27,299

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$7,840,572	$662,500

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $187.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund

24	Invesco High Yield Bond Factor Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$1,582,871	$1,726,436

Return of capital	–	65,351

Total distributions	$1,582,871	$1,791,787

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$17,060

Net unrealized appreciation (depreciation) – investments	(1,107,022)

Temporary book/tax differences	(17,206)

Capital loss carryforward	(4,228,802)

Shares of beneficial interest	39,690,856

Total net assets	$34,354,886

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$1,294,896	$2,933,906	$4,228,802

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $22,567,671 and $22,522,898, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 648,741

Aggregate unrealized (depreciation) of investments	(1,755,763)

Net unrealized appreciation (depreciation) of investments	$(1,107,022)

Cost of investments for tax purposes is $35,347,162.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of derivative instruments, on February 28, 2022, undistributed net investment income was increased by $11,333, undistributed net realized gain (loss) was decreased by $11,329 and shares of beneficial interest was decreased by $4. This reclassification had no effect on the net assets of the Fund.

25	Invesco High Yield Bond Factor Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	689,863	$6,375,087	712,810	$6,278,805

Class C	126,528	1,169,030	182,202	1,598,201

Class R	163,457	1,501,493	97,058	844,750

Class Y	256,496	2,387,754	54,911	474,206

Class R6	10,371	96,882	233	2,128

Issued as reinvestment of dividends:
Class A	99,297	916,194	121,947	1,071,974

Class C	15,850	146,223	22,864	200,494

Class R	15,519	143,078	17,841	156,458

Class Y	7,059	65,148	6,774	59,610

Class R6	281	2,577	204	1,758

Automatic conversion of Class C shares to Class A shares:
Class A	46,045	424,513	61,830	558,432

Class C	(46,056)	(424,513)	(61,843)	(558,432)

Reacquired:
Class A	(1,012,748)	(9,345,606)	(711,775)	(6,110,480)

Class C	(162,685)	(1,497,731)	(214,155)	(1,820,950)

Class R	(89,820)	(826,956)	(118,572)	(1,033,511)

Class Y	(90,213)	(821,367)	(30,413)	(267,344)

Class R6	(4,089)	(37,891)	(10,188)	(90,009)

Net increase in share activity	25,155	$273,915	131,728	$1,366,090

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 17% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

26	Invesco High Yield Bond Factor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco High Yield Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Bond Factor Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended February 28, 2022, the nine months ended February 29, 2020 and the year ended May 31, 2019 for Class A, Class C, Class R, Class Y and Class R6

For each of the two years in the period ended February 28, 2022, the nine months ended February 29, 2020 and the period May 24, 2019 (commencement date) through May 31, 2019 for Class R5

The financial statements of Oppenheimer Global High Yield Fund (subsequently renamed Invesco High Yield Bond Factor Fund) as of and for the year ended May 31, 2018 and the financial highlights for each of the periods ended on or prior to May 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 25, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27	Invesco High Yield Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$968.10	$3.07	$1,021.67	$3.16	0.63%
Class C	1,000.00	963.30	6.72	1,017.95	6.90	1.38
Class R	1,000.00	965.80	4.29	1,020.43	4.41	0.88
Class Y	1,000.00	968.30	1.85	1,022.91	1.91	0.38
Class R5	1,000.00	968.30	1.85	1,022.91	1.91	0.38
Class R6	1,000.00	969.30	1.86	1,022.91	1.91	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

28	Invesco High Yield Bond Factor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	95.79%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29	Invesco High Yield Bond Factor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco High Yield Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco High Yield Bond Factor Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-GLHY-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Income Fund

Nasdaq:

A: AGOVX ∎ C: AGVCX ∎ R: AGVRX ∎ Y: AGVYX ∎ Investor: AGIVX ∎ R5: AGOIX ∎ R6: AGVSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

13	Financial Statements

16	Financial Highlights

17	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Fund Expenses

29	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2022, Class A shares of Invesco Income Fund (the Fund), at net asset value (NAV), outperformed the Bloomberg U.S. Aggregate Bond Index, the Fund’s broad market benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.06%
Class C Shares	-0.81
Class R Shares	-0.40
Class Y Shares	0.19
Investor Class Shares	0.01
Class R5 Shares	0.28
Class R6 Shares	0.36
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-2.64

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,1 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.75% to end the quarter at 2.41%.1 Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.05% to 0.16%.1

    Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the fiscal year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.2 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter of 2021 and economically sensitive areas such as the consumer discretionary and industrials sectors began to recover.

    In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose to 7%,3 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the fiscal year. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52%.1 The yield curve, as measured by the yield differential between two- and 10-year Treasuries flattened during the fiscal year. Despite the withdrawal of central bank support and coronavirus variants raising concerns about economic reopenings and the resumption of travel, we believe investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2022.

    At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukraine. World leaders levied sanctions against Russia that we believe will likely have material effects on its fixed income markets, particularly sovereign debt, corporates and levels of liquidity. Regarding inflation concerns, political uncertainty should give central banks a reason to be cautious, with the Fed unlikely to raise rates by more than 0.25% at the March Federal Open Market Committee meeting, whereas before this crisis, a 0.50% increase was increasingly likely.

    During the fiscal year, structured credit securities such as commercial mortgage-backed securities (CMBS), non-agency residential mortgage-backed securities (RMBS) and asset-backed securities (ABS) comprised the majority of the holdings for the Fund. Structured credit securities experienced spread widening during the fiscal year as broad market volatility caused by inflation concerns and anticipation of a more aggressive Fed weighed on spreads. Heavy issuance within structured credit also contributed to spread widening during the fiscal year.

    Given this market backdrop, Class A shares of Invesco Income Fund, at NAV, generated a negative return but outperformed its Broad Market Index, the Bloomberg U.S. Aggregate Bond Index. During the fiscal year, the Fund’s duration and yield curve positioning, which was shorter than the index, was a contributor to the Fund’s relative performance. The Fund’s out-of-index exposure to RMBS was also a contributor to relative performance for the fiscal year. The Fund’s security selection within CMBS was a detractor for the fiscal year.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. During the fiscal year, the Fund used active duration and yield curve positioning for risk management and for generating returns. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter-duration portfolio tending to be less sensitive to these changes. Buying and selling US Treasury futures contracts was an important tool we used for the management of interest rate risk and to maintain our targeted portfolio duration. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    We welcome new investors who joined the Fund during the fiscal year and thank you for your investment in Invesco Income Fund.

1	Source: US Department of the Treasury

2	Source: US Bureau of Economic Analysis

3	Source: US Bureau of Labor Statistics

Portfolio manager(s):

Philip Armstrong

Mario Clemente

Kevin Collins

Clint Dudley

David Lyle

Brian Norris

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views

2	Invesco Income Fund

and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1  Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Income Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.38%
10 Years	0.36
5 Years	-0.25
1 Year	-4.28

Class C Shares
Inception (8/4/97)	3.05%
10 Years	0.20
5 Years	-0.14
1 Year	-1.78

Class R Shares
Inception (6/3/02)	2.43%
10 Years	0.54
5 Years	0.35
1 Year	-0.40

Class Y Shares
Inception (10/3/08)	2.25%
10 Years	1.05
5 Years	0.85
1 Year	0.19

Investor Class Shares
Inception (9/30/03)	2.48%
10 Years	0.84
5 Years	0.67
1 Year	0.01

Class R5 Shares
Inception (4/29/05)	2.90%
10 Years	1.15
5 Years	0.94
1 Year	0.28

Class R6 Shares
10 Years	0.96%
5 Years	0.95
1 Year	0.36

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Income Fund

Supplemental Information

Invesco Income Fund’s investment objective is current income and, secondarily, capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Income Fund

Fund Information

Portfolio Composition

By security type	% of total investments

Asset-Backed Securities	78.25%

Agency Credit Risk Transfer Notes	8.62

Preferred Stocks	5.26

U.S. Government Sponsored Agency Mortgage-Backed Securities	1.61

Security types each less than 1% portfolio	0.32

Money Market Funds	5.94

Top Five Debt Issuers*

% of total net assets

1. Benchmark Mortgage Trust	4.32%

2. Angel Oak Mortgage Trust	3.40

3. Wells Fargo Commercial Mortgage Trust	3.37

4. Progress Residential Trust	3.37

5. CSAIL Commercial Mortgage Trust	2.87

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2022.

7	Invesco Income Fund

Schedule of Investments

February 28, 2022

	Principal Amount	Value

Asset-Backed Securities–78.22%
AMSR Trust, Series 2020-SFR2, Class E1, 4.03%, 07/17/2037(a)	$2,412,000	$2,420,213

Series 2020-SFR5, Class D, 2.18%, 11/17/2037(a)	5,000,000	4,719,070

Angel Oak Mortgage Trust, Series 2019-5, Class B1, 3.96%, 10/25/2049(a)(b)	2,361,000	2,350,722

Series 2020-3, Class M1, 3.81%, 04/25/2065(a)(b)	5,000,000	5,008,090

Series 2020-6, Class A3, 1.78%, 05/25/2065(a)(b)	1,709,105	1,693,007

Series 2021-1, Class M1, 2.22%, 01/25/2066(a)(b)	3,164,000	3,094,542

Series 2021-7, Class M1, 3.26%, 10/25/2066(a)(b)	5,000,000	4,857,800

Arroyo Mortgage Trust, Series 2020-1, Class A3, 3.33%, 03/25/2055(a)	4,463,000	4,505,638

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.79%, 09/15/2048(c)	17,451,315	427,318

Bank, Series 2018-BNK14, Class E, 3.00%, 09/15/2060(a)	5,750,000	4,244,678

BBCMS Mortgage Trust, Series 2018-C2, Class C, 4.97%, 12/15/2051(b)	2,500,000	2,659,894

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 2.76%, 01/25/2035(b)	298,730	305,997

Benchmark Mortgage Trust, Series 2018-B3, Class C, 4.54%, 04/10/2051(b)	4,375,000	4,498,297

Series 2019-B11, Class D, 3.00%, 05/15/2052(a)	5,250,000	4,498,170

Series 2019-B14, Class C, 3.77%, 12/15/2062(b)	4,650,000	4,555,683

Series 2019-B15, Class C, 3.72%, 12/15/2072(b)	1,000,000	974,018

Series 2019-B9, Class C, 4.97%, 03/15/2052(b)	4,000,000	4,240,556

Series 2020-B17, Class C, 3.37%, 03/15/2053(b)	3,000,000	2,876,835

Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A, Class B, 5.68%, 12/16/2041(a)(d)	4,564,779	4,280,564

BRAVO Residential Funding Trust, Series 2019-NQM2, Class A3, 3.11%, 11/25/2059(a)(b)	1,448,647	1,437,248

Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, 4.66%, 05/15/2052(a)(b)	4,517,000	4,019,144

CBAM LLC, Series 2021-15A, Class C, 2.37% (3 mo. USD LIBOR + 2.25%), 01/15/2036(a)(e)	5,000,000	4,981,720

Cerberus Loan Funding XXV L.P., Series 2018-4RA, Class DR, 3.92% (3 mo. USD LIBOR + 3.80%), 10/15/2030(a)(e)	2,100,000	2,075,147

	Principal Amount	Value

Chase Mortgage Finance Corp., Series 2016-SH1, Class M3, 3.75%, 04/25/2045(a)(b)	$1,351,734	$1,344,520

Series 2016-SH2, Class M3, 3.73%, 12/25/2045(a)(b)	1,880,545	1,870,009

Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class D, 4.42%, 04/10/2046(a)(b)	4,885,000	4,886,993

Series 2015-GC29, Class D, 3.11%, 04/10/2048(a)	5,000,000	4,669,519

COLT Mortgage Loan Trust, Series 2020-1, Class A3, 2.90%, 02/25/2050(a)(b)	525,600	525,600

Series 2020-2, Class A3, 3.70%, 03/25/2065(a)(b)	2,664,000	2,677,303

Series 2020-3, Class A3, 2.38%, 04/27/2065(a)(b)	815,620	813,775

Series 2021-1, Class M1, 2.29%, 06/25/2066(a)(b)	4,500,000	4,311,701

Commercial Mortgage Trust, Series 2014-CR19, Class C, 4.70%, 08/10/2024(b)	4,578,800	4,608,441

Series 2014-UBS4, Class C, IO, 4.65%, 07/10/2024(c)	5,000,000	4,969,727

Series 2015-CR26, Class C, 4.48%, 10/10/2048(b)	4,000,000	4,055,555

Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A3, 2.73%, 04/25/2065(a)(d)	5,000,000	4,975,139

Credit Suisse Mortgage Capital Trust, Series 2021-NQM2, Class M1, 2.28%, 02/25/2066(a)(b)	6,000,000	5,825,737

CSAIL Commercial Mortgage Trust, Series 2016-C6, Class E, 3.92%, 01/15/2049(a)(b)	3,000,000	2,008,817

Series 2017-CX9, Class D, 4.14%, 09/15/2050(a)(b)	6,304,000	5,444,914

Series 2019-C16, Class C, 4.24%, 06/15/2052(b)	2,000,000	1,983,972

Series 2019-C17, Class C, 3.93%, 09/15/2052	5,000,000	4,925,133

Dryden 53 CLO Ltd., Series 2017- 53A, Class A, 1.36% (3 mo. USD LIBOR + 1.12%), 01/15/2031(a)(e)	2,000,000	1,993,492

Dryden 76 CLO Ltd., Series 2019- 76A, Class CR, 2.25% (3 mo. USD LIBOR + 2.00%), 10/20/2034(a)(e)	3,000,000	2,986,188

FirstKey Homes Trust, Series 2020- SFR2, Class D, 1.97%, 10/19/2037(a)	5,000,000	4,781,913

Flagstar Mortgage Trust, Series 2018-5, Class B1, 4.50%, 09/25/2048(a)(b)	1,581,178	1,560,433

Series 2018-5, Class B2, 4.50%, 09/25/2048(a)(b)	1,894,624	1,858,935

Series 2018-6RR, Class B2, 4.94%, 10/25/2048(a)(b)	2,794,360	2,797,978

Series 2018-6RR, Class B3, 4.94%, 10/25/2048(a)(b)	2,794,360	2,794,223

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Income Fund

	Principal Amount	Value

FREMF Mortgage Trust, Series 2019-KF68, Class B, 2.31% (1 mo. USD LIBOR + 2.20%), 07/25/2026(a)(e)	$1,282,620	$1,273,303

Series 2019-KF72, Class B, 2.21% (1 mo. USD LIBOR + 2.10%), 11/25/2026(a)(e)	4,161,430	4,129,938

FRTKL, Series 2021-SFR1, Class E2, 2.52%, 09/17/2038(a)	3,250,000	2,991,107

Galton Funding Mortgage Trust, Series 2019-H1, Class B1, 3.89%, 10/25/2059(a)(b)	5,480,000	5,417,426

GCAT Trust, Series 2019-NQM3, Class B1, 3.95%, 11/25/2059(a)(b)	4,000,000	4,056,287

Series 2020-NQM2, Class M1, 3.59%, 04/25/2065(a)(b)	3,500,000	3,487,227

Golub Capital Partners CLO 34(M) Ltd., Series 2017-34A, Class CR, 3.79% (3 mo. USD LIBOR + 3.65%), 03/14/2031(a)(e)	5,000,000	4,974,465

GS Mortgage Securities Corp. Trust, Series 2017-SLP, Class E, 4.59%, 10/10/2032(a)(b)	5,050,000	4,956,597

Series 2018-TWR, Class G, 4.12% (1 mo. USD LIBOR + 3.92%), 07/15/2022(a)(e)	3,000,000	2,631,117

GS Mortgage Securities Trust, Series 2017-GS6, Class C, 4.32%, 05/10/2050(b)	2,774,000	2,830,208

GS Mortgage-Backed Securities Trust, Series 2020-NQM1, Class A3, 2.35%, 09/27/2060(a)(b)	736,766	739,195

Imperial Fund Mortgage Trust, Series 2022-NQM1, Class M1, 4.08%, 02/25/2067(a)(b)	7,053,000	6,900,129

Invitation Homes Trust, Series 2018-SFR2, Class C, 1.47% (1 mo. USD LIBOR + 1.28%), 06/17/2037(a)(e)	1,249,804	1,240,006

Series 2018-SFR3, Class C, 1.42% (1 mo. USD LIBOR + 1.30%), 07/17/2037(a)(e)	921,943	916,343

Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(a)	3,997,500	4,100,266

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class E, 4.06% (1 mo. USD LIBOR + 2.56%), 06/15/2022(a)(e)	2,000,000	725,400

Series 2018-PHH, Class F, 4.66% (1 mo. USD LIBOR + 3.16%), 06/15/2022(a)(e)	2,000,000	430,500

JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class C, 4.09%, 07/15/2045(b)	4,760,000	4,793,629

JPMDB Commercial Mortgage Securities Trust, Series 2020- COR7, Class C, 3.72%, 05/13/2053(b)	4,779,000	4,764,776

Life Mortgage Trust, Series 2021-BMR, Class D, 1.59% (1 mo. USD LIBOR + 1.40%), 03/15/2038(a)(e)	5,701,227	5,534,617

MACH 1 Cayman Ltd., Series 2019-1, Class B, 4.34%, 10/15/2039(a)	1,953,845	1,837,530

	Principal Amount	Value

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class D, 3.07%, 02/15/2048(a)	$3,200,000	$2,989,285

Series 2015-C24, Class D, 3.26%, 07/15/2025(a)	5,000,000	4,619,071

Morgan Stanley Capital I Trust, Series 2018-H4, Class C, 5.07%, 12/15/2051(b)	5,000,000	5,104,104

New Residential Mortgage Loan Trust, Series 2021-NQ1R, Class M1, 2.27%, 07/25/2055(a)(b)	2,250,000	2,222,584

Octagon Investment Partners 48 Ltd., Series 2020-3A, Class CR, 2.30% (3 mo. USD LIBOR + 2.05%), 10/20/2034(a)(e)	3,000,000	2,982,945

OHA Loan Funding Ltd. (Cayman Islands), Series 2015-1A, Class CR3, 3.26% (3 mo. USD LIBOR + 2.05%), 01/19/2037(a)(e)	5,000,000	4,979,550

Series 2016-1A, Class AR, 1.51% (3 mo. USD LIBOR + 1.26%), 01/20/2033(a)(e)	2,400,000	2,389,644

PRKCM Trust, Series 2021-AFC1, Class M1, 3.11%, 08/25/2056(a)(b)	6,966,000	6,682,158

Progress Residential Trust, Series 2021-SFR10, Class E1, 3.57%, 12/17/2040(a)	5,000,000	4,742,608

Series 2021-SFR11, Class E1, 3.38%, 01/17/2039(a)	4,000,000	3,762,581

Series 2021-SFR2, Class E2, 2.65%, 04/19/2038(a)	4,500,000	4,188,676

Series 2021-SFR5, Class E2, 2.36%, 07/17/2038(a)	4,570,000	4,172,537

Residential Mortgage Loan Trust, Series 2019-3, Class B1, 3.81%, 09/25/2059(a)(b)	3,276,000	3,263,520

Sapphire Aviation Finance II Ltd., Series 2020-1A, Class B, 4.34%, 03/15/2040(a)	3,039,185	2,602,105

Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, 4.75%, 06/25/2057(a)(b)	3,000,000	3,047,432

SG Residential Mortgage Trust, Series 2021-2, Class M1, 3.05%, 12/25/2061(a)(b)	5,634,000	5,424,607

Sonic Capital LLC, Series 2020-1A, Class A2I, 3.85%, 01/20/2050(a)	5,627,305	5,756,179

Series 2021-1A, Class A2II, 2.64%, 08/20/2051(a)	1,364,292	1,277,943

STAR Trust, Series 2021-SFR1, Class D, 1.42% (1 mo. USD LIBOR + 1.30%), 04/17/2038(a)(e)	6,665,000	6,624,183

Starwood Mortgage Residential Trust, Series 2020-2, Class A2, 3.97%, 04/25/2060(a)(b)	4,000,000	4,017,524

Series 2020-3, Class A3, 2.59%, 04/25/2065(a)(b)	3,000,000	2,988,655

Series 2022-1, Class M1, 3.69%, 12/25/2066(a)(b)	6,000,000	5,952,421

Strata CLO I Ltd., Series 2018-1A, Class D, 4.30% (3 mo. USD LIBOR + 4.06%), 01/15/2031(a)(e)	5,000,000	4,942,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Income Fund

	Principal Amount	Value

Textainer Marine Containers Ltd., Series 2021-3A, Class B, 2.43%, 08/20/2046(a)	$4,800,000	$4,563,658

Textainer Marine Containers VII Ltd. (China), Series 2020-1A, Class B, 4.94%, 08/21/2045(a)	3,382,370	3,400,608

Series 2021-2A, Class B, 2.82%, 04/20/2046(a)	4,666,993	4,539,005

TICP CLO IX Ltd., Series 2017-9A, Class A, 1.39% (3 mo. USD LIBOR + 1.14%), 01/20/2031(a)(e)	7,000,000	6,966,778

TIF Funding II LLC, Series 2021-1A, Class B, 2.54%, 02/20/2046(a)	1,694,677	1,634,938

Tricon American Homes Trust, Series 2018-SFR1, Class D, 4.17%, 05/17/2037(a)	2,000,000	2,003,507

Series 2020-SFR1, Class D, 2.55%, 07/17/2038(a)	8,900,000	8,432,482

Series 2020-SFR1, Class E, 3.54%, 07/17/2038(a)	1,600,000	1,553,902

Series 2020-SFR2, Class D, 2.28%, 11/17/2039(a)	2,000,000	1,822,911

TRK Trust, Series 2022-INV1, Class M1, 4.08%, 02/25/2057(a)(b)	8,000,000	7,942,406

Verus Securitization Trust, Series 2020-INV1, Class A3, 3.89%, 03/25/2060(a)(b)	2,800,000	2,833,053

Series 2021-R2, Class M1, 2.24%, 02/25/2064(a)	4,281,000	4,207,686

Vista Point Securitization Trust, Series 2020-1, Class M1, 4.15%, 03/25/2065(a)(b)	2,100,000	2,115,469

Series 2020-2, Class A3, 2.50%, 04/25/2065(a)(b)	1,184,651	1,171,944

Series 2020-2, Class M1, 3.40%, 04/25/2065(a)(b)	1,650,000	1,636,795

Voya CLO Ltd., Series 2014-1A, Class CR2, 3.04% (3 mo. USD LIBOR + 2.80%), 04/18/2031(a)(e)	1,300,000	1,208,806

Wells Fargo Commercial Mortgage Trust, Series 2014-LC18, Class D, 3.96%, 12/15/2024(a)(b)	6,000,000	5,620,913

Series 2015-NXS2, Class D, 4.29%, 07/15/2025(b)	6,000,000	5,428,910

Series 2017-C39, Class C, 4.12%, 09/15/2050	2,309,000	2,307,905

Series 2017-RC1, Class D, 3.25%, 01/15/2060(a)	4,000,000	3,544,004

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(a)	2,388,000	2,329,725

Total Asset-Backed Securities (Cost $404,776,273)		392,122,221

Agency Credit Risk Transfer Notes–8.62%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, 3.19% (1 mo. USD LIBOR + 3.00%), 10/25/2029(e)	4,873,876	4,980,329

Series 2017-C05, Class 1M2, 2.39% (1 mo. USD LIBOR + 2.20%), 01/25/2030(e)	3,165,366	3,215,290

Series 2018-C03, Class 1M2, 2.34% (1 mo. USD LIBOR + 2.15%), 10/25/2030(e)	3,552,978	3,603,342

	Principal Amount	Value

Freddie Mac, Series 2018-HQA1, Class M2, STACR ® , 2.49% (1 mo. USD LIBOR + 2.30%), 09/25/2030(e)	$3,794,566	$3,830,687

Series 2018-DNA2, Class M2, STACR ® , 2.34% (1 mo. USD LIBOR + 2.15%), 12/25/2030(a)(e)	5,000,000	5,040,326

Series 2021-DNA2, Class M2, STACR ® , 2.35% (30 Day Average SOFR + 2.30%), 08/25/2033(a)(e)	6,630,000	6,711,212

Series 2021-DNA5, Class M2, STACR ® , 1.70% (30 Day Average SOFR + 1.65%), 01/25/2034(a)(e)	915,000	899,490

Series 2021-HQA3, Class M2, STACR ® , 2.15% (30 Day Average SOFR + 2.10%), 09/25/2041(a)(e)	4,250,000	4,096,269

Series 2018-HRP2, Class M3, STACR ® , 2.59% (1 mo. USD LIBOR + 2.40%), 02/25/2047(a)(e)	5,000,000	5,053,681

Series 2020-DNA5, Class M2, STACR ® , 2.85% (30 Day Average SOFR + 2.80%), 10/25/2050(a)(e)	3,076,123	3,096,884

Freddie Mac Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, 3.44% (1 mo. USD LIBOR + 3.25%), 10/15/2049(a)(e)	1,333,000	1,279,097

Series 2019-01, Class B10, 5.69% (1 mo. USD LIBOR + 5.50%), 10/15/2049(a)(e)	1,500,000	1,414,872

Total Agency Credit Risk Transfer Notes (Cost $42,817,598)		43,221,479

	Shares

Preferred Stocks–5.26%
Mortgage REITs–5.26%
AG Mortgage Investment Trust, Inc., 8.00%, Series C, Pfd.(f)	150,000	3,450,000

Annaly Capital Management, Inc., 6.50%, Series G, Pfd.(f)	150,000	3,411,000

Chimera Investment Corp., 8.00%, Series B, Pfd.(f)	150,000	3,721,500

Dynex Capital, Inc., 6.90%, Series C, Pfd.(f)	160,000	3,936,000

MFA Financial, Inc., 6.50%, Series C, Pfd.(f)	150,000	3,427,500

New Residential Investment Corp., 7.13%, Series B, Pfd.(f)	100,000	2,360,000

PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.(f)	100,000	2,562,000

Two Harbors Investment Corp., 7.25%, Series C, Pfd.(f)	150,000	3,489,000

Total Preferred Stocks (Cost $25,541,506)		26,357,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Income Fund

	Principal Amount	Value

U.S. Government Sponsored Agency Mortgage-Backed Securities–1.61%
Collateralized Mortgage Obligations–1.45%
Freddie Mac Multifamily Structured Credit Risk, Series 2021-MN2, Class M1, 1.85% (30 Day Average SOFR + 1.80%), 07/25/2041(a)(e)	$4,699,572	$4,487,213

Series 2021-MN1, Class M1, 2.05% (30 Day Average SOFR + 2.00%), 01/25/2051(a)(e)	1,395,078	1,351,618

Series 2021-MN1, Class M2, 3.80% (30 Day Average SOFR + 3.75%), 01/25/2051(a)(e)	1,500,000	1,433,112

		7,271,943

Federal Home Loan Mortgage Corp. (FHLMC)–0.00%
9.00%, 04/01/2025	11,162	11,828

9.50%, 04/01/2025	3,084	3,106

6.50%, 06/01/2029 to 08/01/2032	2,630	2,897

7.00%, 03/01/2032 to 05/01/2032	884	930

		18,761

Federal National Mortgage Association (FNMA)–0.01%
6.00%, 04/01/2024	83	90

6.75%, 07/01/2024	31,238	34,095

6.95%, 07/01/2025 to 10/01/2025	17,159	17,307

6.50%, 01/01/2026 to 10/01/2036	3,812	4,187

7.00%, 06/01/2029 to 02/01/2032	837	864

8.00%, 10/01/2029	21	23

		56,566

Investment Abbreviations:

Ctfs.	– Certificates
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
USD	– U.S. Dollar

	Principal Amount	Value

Government National Mortgage Association (GNMA)–0.15%
8.00%, 04/15/2022 to 02/15/2036	$324,953	$360,653

7.00%, 01/15/2023 to 12/15/2036	287,035	297,457

6.50%, 07/15/2024 to 09/15/2032	21,090	21,441

6.95%, 07/20/2025 to 11/20/2026	39,833	40,171

8.50%, 01/15/2037	14,489	14,904

		734,626

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $8,389,091)		8,081,896

U.S. Treasury Securities–0.32%
U.S. Treasury Bills–0.32%
0.41%, 05/26/2022 (Cost $1,601,420)(g)(h)	1,603,000	1,601,823

	Shares

Money Market Funds–5.93%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(i)(j)	17,855,736	17,855,736

Invesco Treasury Portfolio, Institutional Class, 0.01%(i)(j)	11,903,824	11,903,824

Total Money Market Funds (Cost $29,759,560)		29,759,560

TOTAL INVESTMENTS IN SECURITIES–99.96% (Cost $512,885,448)		501,143,979

OTHER ASSETS LESS LIABILITIES–0.04%		181,608

NET ASSETS–100.00%		$501,325,587

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Income Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $360,675,037, which represented 71.94% of the Fund’s Net Assets.

(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2022.

(c)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2022.

(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(i)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2022.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value February 28, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$32,800,718	$162,671,234	$(177,616,216)	$-	$-	$17,855,736	$4,254
Invesco Treasury Portfolio, Institutional Class	21,867,146	108,447,489	(118,410,811)	-	-	11,903,824	1,073
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	6,752,726	(6,752,726)	-	-	-	20*
Invesco Private Prime Fund	-	10,652,834	(10,652,834)	-	-	-	312*
Total	$54,667,864	$288,524,283	$(313,432,587)	$-	$-	$29,759,560	$5,659

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(j)	The rate shown is the 7-day SEC standardized yield as of February 28, 2022.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Ultra Notes	208	June-2022	$(29,396,250)	$(375,048)	$(375,048)
U.S. Treasury Long Bonds	77	June-2022	(12,064,938)	(88,904)	(88,904)
U.S. Treasury Ultra Bonds	42	June-2022	(7,809,375)	(134,531)	(134,531)
Total Futures Contracts				$(598,483)	$(598,483)

Open Over-The-Counter Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
Merrill Lynch International	Markit CMBX North America A Index, Series 12, Version 1	Sell	2.00%	Monthly	08/17/2061	2.203%	USD 10,000,000	$67,556	$(116,979)	$(184,535)

(a)

Implied credit spreads represent the current level, as of February 28, 2022, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

USD – U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Income Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $483,125,888)	$471,384,419

Investments in affiliated money market funds, at value (Cost $29,759,560)	29,759,560

Other investments:
Swaps receivable – OTC	2,222

Premiums paid on swap agreements – OTC	67,556

Cash	279,505

Foreign currencies, at value (Cost $962)	910

Receivable for:
Fund shares sold	21,149

Dividends	247,162

Interest	1,223,643

Principal paydowns	14,091

Investment for trustee deferred compensation and retirement plans	192,112

Other assets	43,710

Total assets	503,236,039

Liabilities:
Other investments:
Variation margin payable - futures contracts	747,211

Unrealized depreciation on swap agreements – OTC	184,535

Payable for:
Dividends	124,120

Fund shares reacquired	134,871

Accrued fees to affiliates	190,274

Accrued trustees’ and officers’ fees and benefits	3,801

Accrued other operating expenses	320,325

Trustee deferred compensation and retirement plans	205,315

Total liabilities	1,910,452

Net assets applicable to shares outstanding	$501,325,587

Net assets consist of:
Shares of beneficial interest	$562,645,235

Distributable earnings (loss)	(61,319,648)

$501,325,587

Net Assets:
Class A	$303,030,376

Class C	$6,585,783

Class R	$4,042,659

Class Y	$7,658,988

Investor Class	$17,587,904

Class R5	$404,586

Class R6	$162,015,291

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	39,304,617

Class C	853,692

Class R	523,987

Class Y	992,093

Investor Class	2,277,593

Class R5	52,437

Class R6	21,036,764

Class A:
Net asset value per share	$7.71

Maximum offering price per share (Net asset value of $7.71 ÷ 95.75%)	$8.05

Class C:
Net asset value and offering price per share	$7.71

Class R:
Net asset value and offering price per share	$7.72

Class Y:
Net asset value and offering price per share	$7.72

Investor Class:
Net asset value and offering price per share	$7.72

Class R5:
Net asset value and offering price per share	$7.72

Class R6:
Net asset value and offering price per share	$7.70

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Income Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest	$17,508,304

Dividends	2,068,194

Dividends from affiliated money market funds (includes securities lending income of $3,729)	9,056

Total investment income	19,585,554

Expenses:
Advisory fees	2,424,685

Administrative services fees	84,233

Custodian fees	46,270

Distribution fees:
Class A	809,392

Class C	65,959

Class R	20,719

Investor Class	31,635

Transfer agent fees – A, C, R, Y and Investor	662,054

Transfer agent fees – R5	218

Transfer agent fees – R6	5,760

Trustees’ and officers’ fees and benefits	27,437

Registration and filing fees	100,264

Reports to shareholders	1,612

Professional services fees	58,370

Other	16,592

Total expenses	4,355,200

Less: Fees waived and/or expense offset arrangement(s)	(1,267)

Net expenses	4,353,933

Net investment income	15,231,621

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(3,053,707)

Futures contracts	5,596,839

Swap agreements	33,505

2,576,637

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(13,754,717)

Foreign currencies	(69)

Futures contracts	(2,511,673)

Swap agreements	172,644

(16,093,815)

Net realized and unrealized gain (loss)	(13,517,178)

Net increase in net assets resulting from operations	$1,714,443

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$15,231,621	$17,040,907

Net realized gain (loss)	2,576,637	(5,350,941)

Change in net unrealized appreciation (depreciation)	(16,093,815)	(11,003,510)

Net increase in net assets resulting from operations	1,714,443	686,456

Distributions to shareholders from distributable earnings:

Class A	(9,324,418)	(13,360,948)

Class C	(139,919)	(235,881)

Class R	(110,349)	(129,518)

Class Y	(1,057,242)	(979,490)

Investor Class	(557,785)	(812,329)

Class R5	(13,740)	(18,061)

Class R6	(5,839,584)	(5,455,684)

Total distributions from distributable earnings	(17,043,037)	(20,991,911)

Return of capital:

Class A	–	(239,615)

Class C	–	(4,230)

Class R	–	(2,323)

Class Y	–	(17,566)

Investor Class	–	(14,569)

Class R5	–	(324)

Class R6	–	(97,842)

Total return of capital	–	(376,469)

Total distributions	(17,043,037)	(21,368,380)

Share transactions–net:

Class A	(24,264,150)	(31,361,922)

Class C	1,304,560	(2,933,812)

Class R	335,353	(159,887)

Class Y	(41,290,606)	38,035,058

Investor Class	(1,442,967)	(2,926,497)

Class R5	28,957	(74,157)

Class R6	(60,422,394)	207,578,458

Net increase (decrease) in net assets resulting from share transactions	(125,751,247)	208,157,241

Net increase (decrease) in net assets	(141,079,841)	187,475,317

Net assets:

Beginning of year	642,405,428	454,930,111

End of year	$501,325,587	$642,405,428

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/22	$7.94	$0.20		$(0.20)	$0.00	$(0.23)	$–	$(0.23)	$7.71	(0.06)%		$303,030	0.91%		0.91%		2.56%		220%
Year ended 02/28/21	8.68	0.23		(0.66)	(0.43)	(0.30)	(0.01)	(0.31)	7.94	(4.62)		336,319	0.97		0.97		3.16		276
Year ended 02/29/20	8.51	0.35		0.22	0.57	(0.40)	–	(0.40)	8.68	6.75		405,061	1.00		1.00		4.08		97
Year ended 02/28/19	8.65	0.27	(d)	(0.13)	0.14	(0.28)	–	(0.28)	8.51	1.66		424,003	1.01		1.08		3.12	(d)	119	(d)
Year ended 02/28/18	8.84	0.12		(0.15)	(0.03)	(0.16)	–	(0.16)	8.65	(0.34)		482,902	0.98		0.98		1.34		25
Class C
Year ended 02/28/22	7.94	0.14		(0.20)	(0.06)	(0.17)	–	(0.17)	7.71	(0.81)		6,586	1.66		1.66		1.81		220
Year ended 02/28/21	8.68	0.18		(0.67)	(0.49)	(0.25)	(0.00)	(0.25)	7.94	(5.35)		5,489	1.72		1.72		2.41		276
Year ended 02/29/20	8.50	0.29		0.22	0.51	(0.33)	–	(0.33)	8.68	6.09		9,556	1.75		1.75		3.33		97
Year ended 02/28/19	8.65	0.20	(d)	(0.13)	0.07	(0.22)	–	(0.22)	8.50	0.78		9,862	1.76		1.83		2.37	(d)	119	(d)
Year ended 02/28/18	8.83	0.05		(0.13)	(0.08)	(0.10)	–	(0.10)	8.65	(0.97)		30,223	1.73		1.73		0.59		25
Class R
Year ended 02/28/22	7.95	0.18		(0.20)	(0.02)	(0.21)	–	(0.21)	7.72	(0.27)		4,043	1.16		1.16		2.31		220
Year ended 02/28/21	8.69	0.22		(0.67)	(0.45)	(0.28)	(0.01)	(0.29)	7.95	(4.85)		3,832	1.22		1.22		2.91		276
Year ended 02/29/20	8.52	0.33		0.21	0.54	(0.37)	–	(0.37)	8.69	6.48		4,443	1.25		1.25		3.83		97
Year ended 02/28/19	8.66	0.25	(d)	(0.13)	0.12	(0.26)	–	(0.26)	8.52	1.41		5,557	1.26		1.33		2.87	(d)	119	(d)
Year ended 02/28/18	8.85	0.10		(0.15)	(0.05)	(0.14)	–	(0.14)	8.66	(0.58)		5,427	1.23		1.23		1.09		25
Class Y
Year ended 02/28/22	7.95	0.23		(0.21)	0.02	(0.25)	–	(0.25)	7.72	0.19		7,659	0.66		0.66		2.81		220
Year ended 02/28/21	8.69	0.26		(0.67)	(0.41)	(0.32)	(0.01)	(0.33)	7.95	(4.37)		49,578	0.72		0.72		3.41		276
Year ended 02/29/20	8.52	0.38		0.21	0.59	(0.42)	–	(0.42)	8.69	7.02		10,540	0.75		0.75		4.33		97
Year ended 02/28/19	8.67	0.29	(d)	(0.14)	0.15	(0.30)	–	(0.30)	8.52	1.80		9,674	0.76		0.83		3.37	(d)	119	(d)
Year ended 02/28/18	8.86	0.14		(0.15)	(0.01)	(0.18)	–	(0.18)	8.67	(0.08)		10,671	0.73		0.73		1.59		25
Investor Class
Year ended 02/28/22	7.95	0.21		(0.21)	0.00	(0.23)	–	(0.23)	7.72	0.01	(e)	17,588	0.83	(e)	0.83	(e)	2.64	(e)	220
Year ended 02/28/21	8.69	0.24		(0.67)	(0.43)	(0.30)	(0.01)	(0.31)	7.95	(4.55	)(e)	19,552	0.89	(e)	0.89	(e)	3.24	(e)	276
Year ended 02/29/20	8.52	0.36		0.21	0.57	(0.40)	–	(0.40)	8.69	6.81	(e)	24,787	0.93	(e)	0.93	(e)	4.15	(e)	97
Year ended 02/28/19	8.66	0.27	(d)	(0.13)	0.14	(0.28)	–	(0.28)	8.52	1.71	(e)	25,692	0.95	(e)	1.02	(e)	3.18	(d)(e)	119	(d)
Year ended 02/28/18	8.85	0.12		(0.14)	(0.02)	(0.17)	–	(0.17)	8.66	(0.29	)(e)	30,085	0.96	(e)	0.96	(e)	1.36	(e)	25
Class R5
Year ended 02/28/22	7.94	0.23		(0.19)	0.04	(0.26)	–	(0.26)	7.72	0.41		405	0.54		0.54		2.93		220
Year ended 02/28/21	8.68	0.26		(0.67)	(0.41)	(0.32)	(0.01)	(0.33)	7.94	(4.26)		388	0.57		0.57		3.56		276
Year ended 02/29/20	8.51	0.38		0.22	0.60	(0.43)	–	(0.43)	8.68	7.11		508	0.64		0.64		4.44		97
Year ended 02/28/19	8.66	0.30	(d)	(0.14)	0.16	(0.31)	–	(0.31)	8.51	1.87		946	0.70		0.73		3.43	(d)	119	(d)
Year ended 02/28/18	8.85	0.15		(0.14)	0.01	(0.20)	–	(0.20)	8.66	0.04		615	0.58		0.58		1.74		25
Class R6
Year ended 02/28/22	7.93	0.24		(0.21)	0.03	(0.26)	–	(0.26)	7.70	0.36		162,015	0.49		0.49		2.98		220
Year ended 02/28/21	8.67	0.27		(0.67)	(0.40)	(0.33)	(0.01)	(0.34)	7.93	(4.23)		227,247	0.52		0.52		3.61		276
Year ended 02/29/20	8.51	0.39		0.20	0.59	(0.43)	–	(0.43)	8.67	7.00		36	0.63		0.63		4.45		97
Year ended 02/28/19	8.66	0.30	(d)	(0.14)	0.16	(0.31)	–	(0.31)	8.51	1.88		42	0.69		0.70		3.44	(d)	119	(d)
Period ended 02/28/18(f)	8.84	0.14		(0.14)	(0.00)	(0.18)	–	(0.18)	8.66	(0.03)		6,663	0.57	(g)	0.57	(g)	1.75	(g)	25

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Effective July 26, 2018, the Fund modified certain investment policies utilized in achieving its investment objective throughout the period. The Fund’s net investment income and portfolio turnover have increased significantly due to the realignment of the Fund’s portfolio of investments as a result of these changes.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.17%,0.17%, 0.19%, 0.19% and 0.23% for the years ended February 28, 2022, February 28, 2021, February 29, 2020, February 28, 2019 and February 28, 2018, respectively.

(f)	Commencement date of April 4, 2017.
(g)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Income Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Income Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income, and secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses

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on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from unaffiliated investment securities and Change in net unrealized appreciation (depreciation)of unaffiliated investment securities, respectively.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When

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loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2022, there were no securities lending transactions with the Adviser.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial

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margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2022, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on senior securities and borrowings.

P.

LIBOR Risk – The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (FCA), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

Q.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

R.	Other Risks - The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they

20	Invesco Income Fund

receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

S.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

21	Invesco Income Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 200 million	0.500%

Next $300 million	0.400%

Next $500 million	0.350%

Next $19.5 billion	0.300%

Over $20.5 billion	0.240%

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.43%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2022, the Adviser waived advisory fees of $418.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $15,084 in front-end sales commissions from the sale of Class A shares and $216 and $1,066 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

22	Invesco Income Fund

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Securities	$–	$392,122,221	$–	$392,122,221

Agency Credit Risk Transfer Notes	–	43,221,479	–	43,221,479

Preferred Stocks	26,357,000	–	–	26,357,000

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	8,081,896	–	8,081,896

U.S. Treasury Securities	–	1,601,823	–	1,601,823

Money Market Funds	29,759,560	–	–	29,759,560

Total Investments in Securities	56,116,560	445,027,419	–	501,143,979

Other Investments - Liabilities*

Futures Contracts	(598,483)	–	–	(598,483)

Swap Agreements	–	(184,535)	–	(184,535)

Total Other Investments	(598,483)	(184,535)	–	(783,018)

Total Investments	$55,518,077	$444,842,884	$–	$500,360,961

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2022:

	Value
Derivative Liabilities	Credit Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(598,483)	$(598,483)

Unrealized depreciation on swap agreements – OTC	(184,535)	-	(184,535)

Total Derivative Liabilities	(184,535)	(598,483)	(783,018)

Derivatives not subject to master netting agreements	-	598,483	598,483

Total Derivative Liabilities subject to master netting agreements	$(184,535)	$-	$(184,535)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Merrill Lynch International	$69,778	$(184,535)	$(114,757)	$–	$–	$(114,757)

Effect of Derivative Investments for the year ended February 28, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total

Realized Gain:
Futures contracts	$-	$5,596,839	$5,596,839

Swap agreements	33,505	-	33,505

23	Invesco Income Fund

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Interest Rate Risk	Total

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	$-	$(2,511,673)	$(2,511,673)

Swap agreements	172,644	-	172,644

Total	$206,149	$3,085,166	$3,291,315

The table below summarizes the average notional value of derivatives held during the period.

	Futures Contracts	Swap Agreements

Average notional value	$118,479,193	$15,833,333

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $849.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$17,043,037	$20,991,911

Return of capital	–	376,469

Total distributions	$17,043,037	$21,368,380

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$300,583

Net unrealized appreciation (depreciation) – investments	(11,694,471)

Net unrealized appreciation (depreciation) – foreign currencies	(52)

Temporary book/tax differences	(127,313)

Capital loss carryforward	(49,798,395)

Shares of beneficial interest	562,645,235

Total net assets	$501,325,587

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to lower-rated debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

24	Invesco Income Fund

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$19,230,342	$30,568,053	$49,798,395

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $148,812,200 and $247,546,120, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,601,155

Aggregate unrealized (depreciation) of investments	(15,295,626)

Net unrealized appreciation (depreciation) of investments	$(11,694,471)

Cost of investments for tax purposes is $512,055,432.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dollar rolls, on February 28, 2022, undistributed net investment income was increased by $2,452,223 and undistributed net realized gain (loss) was decreased by $2,452,223. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	2,000,705	$15,883,291	2,226,448	$16,564,185

Class C	460,079	3,662,748	320,565	2,429,814

Class R	131,792	1,047,079	174,836	1,301,117

Class Y	896,090	7,142,843	5,982,713	45,144,577

Investor Class	159,687	1,271,948	259,252	1,966,461

Class R5	11,542	91,956	18,795	137,686

Class R6	1,360,830	10,809,981	29,040,117	210,551,966

Issued as reinvestment of dividends:
Class A	1,026,350	8,139,244	1,607,668	11,729,640

Class C	15,638	124,019	27,388	198,770

Class R	13,892	110,198	17,923	130,650

Class Y	93,717	745,863	79,902	600,249

Investor Class	65,950	523,837	108,678	793,219

Class R5	1,676	13,301	2,466	17,939

Class R6	737,062	5,839,296	725,842	5,553,111

Automatic conversion of Class C shares to Class A shares:
Class A	91,478	725,785	234,191	1,778,837

Class C	(91,436)	(725,785)	(234,132)	(1,778,837)

25	Invesco Income Fund

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(6,175,388)	$(49,012,470)	(8,378,628)	$(61,434,584)

Class C	(221,508)	(1,756,422)	(523,859)	(3,783,559)

Class R	(103,913)	(821,924)	(221,744)	(1,591,654)

Class Y	(6,232,419)	(49,179,312)	(1,040,220)	(7,709,768)

Investor Class	(406,988)	(3,238,752)	(761,076)	(5,686,177)

Class R5	(9,620)	(76,300)	(30,899)	(229,782)

Class R6	(9,709,952)	(77,071,671)	(1,121,320)	(8,526,619)

Net increase (decrease) in share activity	(15,884,736)	$(125,751,247)	28,514,906	$208,157,241

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 9% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 30% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

26	Invesco Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Income Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27	Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$978.80	$4.42	$1,020.33	$4.51	0.90%
Class C	1,000.00	975.10	8.08	1,016.61	8.25	1.65
Class R	1,000.00	977.50	5.64	1,019.09	5.76	1.15
Class Y	1,000.00	980.10	3.19	1,021.57	3.26	0.65
Investor Class	1,000.00	979.20	4.02	1,020.73	4.11	0.82
Class R5	1,000.00	980.40	2.85	1,021.92	2.91	0.58
Class R6	1,000.00	980.70	2.41	1,022.36	2.46	0.49

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

28	Invesco Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.03%
Qualified Business Income*	8.92%
Business Interest Income*	80.38%
Tax-Exempt Interest Dividends*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29	Invesco Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188

Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit);

Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Income Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Intermediate Bond Factor Fund

Nasdaq:

A: OFIAX ∎ C: OFICX ∎ R: OFINX ∎ Y: OFIYX ∎ R5: IOTEX ∎ R6: OFIIX

2	Management’s Discussion
2	Performance Summary
3	Long-Term Fund Performance
5	Supplemental Information
7	Schedule of Investments
17	Financial Statements
20	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Fund Expenses
31	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2022, Class A shares of Invesco Intermediate Bond Factor Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg U.S. Aggregate Bond Index.
Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.80%
Class C Shares	-3.53
Class R Shares	-3.13
Class Y Shares	-2.56
Class R5 Shares	-2.65
Class R6 Shares	-2.56
Bloomberg U.S. Aggregate Bond Index▼	-2.64

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The US fixed income market, as measured by the Bloomberg U.S. Aggregate Bond Index, was negative for the year 2021. The market was driven by the slight underperformance of corporate bonds as well as the increase in interest rates. The strongest performing component of the Bloomberg U.S. Aggregate Bond Index was corporate bonds. US treasuries, which include less credit risk than the other components of the Bloomberg U.S. Aggregate Bond Index, was the weakest performing component of the index again due to the rise in interest rates.

In the first quarter of 2021, government bond yields rose globally as investors started to price in economic growth and inflation expectations as the economy emerged from the pandemic. However, the bond market seemed to settle down in the second quarter of the fiscal year with positive returns that would continue through the end of the third quarter as investors started to see the return to normal positively affecting the more economically sensitive areas of the market. In the fourth quarter of 2021 concerns about inflation rose as the economy saw inflation prints at the highest levels in nearly 40 years. The US Federal Reserve (the Fed) began to signal their intentions to tighten in early 2022 which caused the short-end of the interest curve to move higher relative to the long-end.

The Invesco Intermediate Bond Factor Fund changed strategies on February 28, 2020, to utilize a systematic, quantitative, factor-based approach to investing. The Fund generated positive returns since the strategy change and at NAV, outperformed its benchmark (Bloomberg U.S. Aggregate Bond Index).

The Fund attempts to outperform its benchmark and peers by overweighting the higher-yielding component of the fixed income market (i.e. corporate bonds), allocating away from treasuries and mortgages relative to the broad market. Within corporates, the investment team targets bonds from the Bloomberg U.S. Corporate Bond Index that tended to have higher returns over a cycle. These bonds have the following positive characteristics:

∎ Carry bonds are the highest spread bonds in a universe.

∎ Value bonds are those with the highest spread relative to other securities with similar credit ratings and sectors.

∎ Low volatility bonds are those with lower duration and higher credit quality in a universe.

Since the strategy change, value and carry bonds contributed to benchmark relative outperformance and low volatility bonds slightly detracted from relative performance, in line with expectations given the environment in 2021. Overall, bonds with attractive factor characteristics positively impacted the Fund’s relative performance.

Please note that we implemented our strategy using derivative instruments, including futures, forwards and swaps. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks.

Part of the Funds strategy to manage credit, interest rate and currency risk during the fiscal year entailed purchasing and selling credit, interest rate and currency derivatives. Generally, derivative exposure is to mitigate active risk relative to the benchmark. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency-forwards and we believe this strategy was effective in managing the currency positioning within the Funds. Interest rate exposure was managed utilizing interest rate futures.

The investment team does not attempt to time the credit market, interest rates, sectors, or factors and therefore maintains its allocations. Over time, we believe this has the potential to deliver positive relative performance over a market cycle.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain investments held by the Fund.

Thank you for investing in Invesco Intermediate Bond Factor Fund and for sharing our long-term investment horizon.

Portfolio manager(s):

Noelle Corum

James Ong

Jay Raol

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

2                    Invesco Intermediate Bond Factor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

3                    Invesco Intermediate Bond Factor Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (8/2/10)	3.70%
10 Years	2.99
5 Years	1.79
1 Year	-6.97

Class C Shares
Inception (8/2/10)	3.51%
10 Years	2.81
5 Years	1.86
1 Year	-4.49

Class R Shares
Inception (8/2/10)	3.78%
10 Years	3.16
5 Years	2.36
1 Year	-3.13

Class Y Shares
Inception (8/2/10)	4.33%
10 Years	3.70
5 Years	2.95
1 Year	-2.56

Class R5 Shares
10 Years	3.50%
5 Years	2.80
1 Year	-2.65

Class R6 Shares
Inception (11/28/12)	3.24%
5 Years	3.01
1 Year	-2.56

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Intermediate Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Intermediate Income Fund. The Fund was subsequently renamed the Invesco Intermediate Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous past performance investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

  Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4                    Invesco Intermediate Bond Factor Fund

Supplemental Information

Invesco Intermediate Bond Factor Fund’s investment objective is to seek total return.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5                    Invesco Intermediate Bond Factor Fund

Fund Information

Portfolio Composition

By security type	% of total investments
U.S. Dollar Denominated Bonds & Notes	38.19%
U.S. Treasury Securities	24.93
U.S. Government Sponsored Agency Mortgage- Backed Securities	21.69
Non-U.S. Dollar Denominated Bonds & Notes	9.00
Security types each less than 1% portfolio	0.18
Money Market Funds	6.01

Top Five Debt Issuers*

% of total net assets
1. U.S. Treasury	29.63%
2. Uniform Mortgage-Backed Securities	18.77
3. Federal National Mortgage Association	3.51
4. Federal Home Loan Mortgage Corp.	3.18
5. Norway Government Bond	2.85

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2022.

6                    Invesco Intermediate Bond Factor Fund

Schedule of Investments(a)

February 28, 2022

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–45.39%
Advertising–0.10%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	$200,000	$ 206,977

Aerospace & Defense–0.75%
Boeing Co. (The), 3.10%, 05/01/2026	725,000	731,770
Raytheon Technologies Corp., 3.50%, 03/15/2027	292,000	305,793
Rockwell Collins, Inc., 3.20%, 03/15/2024	441,000	451,781
		1,489,344

Agricultural Products–0.29%
Bunge Ltd. Finance Corp., 3.25%, 08/15/2026	553,000	565,512

Air Freight & Logistics–0.70%
FedEx Corp., 4.75%, 11/15/2045	600,000	665,842
4.55%, 04/01/2046	668,000	728,675
		1,394,517

Airlines–0.52%
Southwest Airlines Co., 3.00%, 11/15/2026	500,000	507,084
Spirit Airlines Pass-Through Trust, Series 2015-1A, 4.10%, 10/01/2029	94,352	95,127
United Airlines Pass-Through Trust, Series 2019-1, Class AA, 4.15%, 08/25/2031	396,573	425,951
		1,028,162

Apparel Retail–0.71%
TJX Cos., Inc. (The), 3.88%, 04/15/2030	1,312,000	1,414,124

Asset Management & Custody Banks–0.44%
Affiliated Managers Group, Inc., 4.25%, 02/15/2024	106,000	110,600
Ameriprise Financial, Inc., 4.00%, 10/15/2023	241,000	248,894
FS KKR Capital Corp., 4.13%, 02/01/2025	119,000	120,480
Golub Capital BDC, Inc., 3.38%, 04/15/2024	240,000	240,054
Main Street Capital Corp., 5.20%, 05/01/2024	150,000	154,945
		874,973

Automobile Manufacturers–0.98%
American Honda Finance Corp., 3.50%, 02/15/2028	848,000	890,017

	Principal Amount	Value
Automobile Manufacturers–(continued)
General Motors Co., 6.60%, 04/01/2036	$100,000	$ 124,258
5.15%, 04/01/2038	49,000	53,148
6.25%, 10/02/2043	403,000	490,429
6.75%, 04/01/2046	259,000	328,225
5.95%, 04/01/2049	44,000	52,674
		1,938,751

Biotechnology–0.48%
Amgen, Inc., 3.63%, 05/22/2024(b)	425,000	439,344
2.20%, 02/21/2027	17,000	16,788
Biogen, Inc., 2.25%, 05/01/2030	250,000	228,641
Gilead Sciences, Inc., 3.70%, 04/01/2024	250,000	258,079
		942,852

Brewers–0.36%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	262,000	400,734
Molson Coors Beverage Co., 5.00%, 05/01/2042	165,000	181,248
4.20%, 07/15/2046	140,000	139,461
		721,443

Broadcasting–0.15%
Discovery Communications LLC, 4.13%, 05/15/2029	289,000	299,634

Building Products–0.04%
Owens Corning, 7.00%, 12/01/2036	62,000	81,742

Cable & Satellite–1.01%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp., 5.05%, 03/30/2029	419,000	455,923
5.13%, 07/01/2049	50,000	50,989
Grupo Televisa S.A.B. (Mexico), 4.63%, 01/30/2026(b)	450,000	475,583
Time Warner Cable LLC, 7.30%, 07/01/2038	106,000	132,870
5.50%, 09/01/2041	408,000	435,613
4.50%, 09/15/2042	420,000	396,403
Time Warner Entertainment Co. L.P., 8.38%, 07/15/2033	35,000	47,807
		1,995,188

Commodity Chemicals–0.02%
Westlake Corp., 5.00%, 08/15/2046	27,000	30,700

Communications Equipment–0.02%
Juniper Networks, Inc., 5.95%, 03/15/2041	14,000	16,942
Motorola Solutions, Inc., 5.50%, 09/01/2044	14,000	16,471
		33,413

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Computer & Electronics Retail–0.27%
Dell International LLC/EMC Corp., 6.02%, 06/15/2026	$400,000	$446,653
8.10%, 07/15/2036	29,000	40,218
8.35%, 07/15/2046	35,000	53,184
		540,055

Construction & Engineering–0.04%
Valmont Industries, Inc., 5.25%, 10/01/2054	73,000	86,886

Construction Machinery & Heavy Trucks–0.80%
Caterpillar Financial Services Corp., 3.25%, 12/01/2024	637,000	659,916
Cummins, Inc., 3.65%, 10/01/2023	479,000	491,064
nVent Finance S.a.r.l. (United
Kingdom), 4.55%, 04/15/2028	400,000	429,936
		1,580,916

Consumer Finance–0.73%
Ally Financial, Inc., 8.00%, 11/01/2031	218,000	287,412
American Express Co., 3.40%, 02/22/2024	350,000	360,287
3.00%, 10/30/2024	75,000	76,684
Capital One Bank USA N.A., 3.38%, 02/15/2023	250,000	253,969
Capital One Financial Corp., 3.75%, 04/24/2024	453,000	467,003
		1,445,355

Distillers & Vintners–0.47%
Diageo Capital PLC (United Kingdom), 2.13%, 10/24/2024	574,000	574,892
3.88%, 05/18/2028	330,000	354,327
		929,219

Diversified Banks–7.18%
Australia & New Zealand Banking
Group Ltd. (Australia), 3.70%, 11/16/2025	400,000	422,165
Banco Santander S.A. (Spain), 5.18%, 11/19/2025	600,000	639,546
4.25%, 04/11/2027	400,000	422,655
4.38%, 04/12/2028	200,000	212,903
Bancolombia S.A. (Colombia), 3.00%, 01/29/2025	213,000	205,250
Bank of America Corp., 4.45%, 03/03/2026	430,000	458,510
1.32%, 06/19/2026(c)	405,000	387,178
3.56%, 04/23/2027(c)	221,000	227,013
2.48%, 09/21/2036(c)	489,000	444,341
Series DD, 6.30%(c)(d)	257,000	277,915
Bank of Montreal (Canada), 3.80%, 12/15/2032(c)	300,000	308,105
Barclays Bank PLC (United Kingdom), 3.75%, 05/15/2024	240,000	248,017
Barclays PLC (United Kingdom), 5.20%, 05/12/2026	284,000	305,043
3.56%, 09/23/2035(c)	400,000	382,676
7.88%(c)(d)(e)	75,000	75,159
8.00%(c)(d)	94,000	100,462
BPCE S.A. (France), 4.50%, 03/15/2025(e)	195,000	202,633

	Principal Amount	Value
Diversified Banks–(continued)
Citigroup, Inc., 4.04%, 06/01/2024(b)(c)	$300,000	$307,846
3.67%, 07/24/2028(c)	100,000	103,581
8.13%, 07/15/2039	200,000	313,380
Cooperatieve Rabobank U.A. (Netherlands), 3.38%, 05/21/2025	300,000	311,528
HSBC Bank USA N.A., 5.88%, 11/01/2034	700,000	849,877
HSBC Holdings PLC (United Kingdom), 4.25%, 03/14/2024	454,000	470,627
3.95%, 05/18/2024(c)	300,000	306,759
4.29%, 09/12/2026(c)	325,000	339,206
4.58%, 06/19/2029(c)	165,000	175,728
6.10%, 01/14/2042	342,000	450,510
JPMorgan Chase & Co., 3.80%, 07/23/2024(c)	258,000	264,298
3.88%, 09/10/2024	502,000	521,020
7.75%, 07/15/2025	250,000	292,374
Lloyds Banking Group PLC (United Kingdom), 4.50%, 11/04/2024	350,000	365,528
4.45%, 05/08/2025	755,000	795,139
3.87%, 07/09/2025(c)	201,000	206,960
3.75%, 01/11/2027	375,000	389,456
National Australia Bank Ltd. (Australia), 3.38%, 01/14/2026	300,000	313,400
2.50%, 07/12/2026	250,000	253,623
Sumitomo Mitsui Financial Group, Inc. (Japan), 2.35%, 01/15/2025	200,000	199,465
Svenska Handelsbanken AB (Sweden), 3.90%, 11/20/2023(b)	474,000	491,974
U.S. Bancorp, Series W, 3.10%, 04/27/2026	160,000	164,464
Westpac Banking Corp. (Australia), 3.30%, 02/26/2024	147,000	151,315
2.85%, 05/13/2026	451,000	463,063
2.70%, 08/19/2026	400,000	407,120
		14,227,812

Diversified Capital Markets–0.34%
Credit Suisse Group AG (Switzerland), 3.87%, 01/12/2029(c)(e)	189,000	191,584
Deutsche Bank AG (Germany), 3.95%, 02/27/2023	343,000	348,515
UBS Group AG (Switzerland), 7.00%(c)(d)(e)	125,000	130,225
		670,324

Diversified Chemicals–0.03%
Dow Chemical Co. (The), 9.40%, 05/15/2039	32,000	53,853

Diversified REITs–0.02%
CyrusOne L.P./CyrusOne Finance Corp., 3.45%, 11/15/2029	33,000	34,755

Drug Retail–0.14%
Walgreens Boots Alliance, Inc., 4.80%, 11/18/2044	245,000	268,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Education Services–0.02%
California Institute of Technology, 4.70%, 11/01/2111	$27,000	$ 34,622

Electric Utilities–2.96%
AEP Texas, Inc., 3.95%, 06/01/2028(e)	806,000	849,538
Duke Energy Corp., 3.75%, 04/15/2024	290,000	299,342
Edison International, 5.75%, 06/15/2027	150,000	166,652
4.13%, 03/15/2028	228,000	234,867
EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(e)	349,000	357,827
Eversource Energy, Series L, 2.90%, 10/01/2024	230,000	233,359
ITC Holdings Corp., 5.30%, 07/01/2043	323,000	386,443
National Grid USA, 5.80%, 04/01/2035	146,000	172,281
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/2079(c)	235,000	248,678
Oglethorpe Power Corp., 5.95%, 11/01/2039	374,000	462,646
Southern California Edison Co., 6.65%, 04/01/2029	500,000	605,069
6.00%, 01/15/2034	168,000	206,834
Southern Power Co., 5.15%, 09/15/2041	435,000	490,812
Union Electric Co., 8.45%, 03/15/2039	400,000	637,506
Virginia Electric & Power Co., 8.88%, 11/15/2038	316,000	514,111
		5,865,965

Electronic Components–0.16%
Amphenol Corp., 3.20%, 04/01/2024	111,000	113,478
Corning, Inc., 5.35%, 11/15/2048	50,000	62,667
5.85%, 11/15/2068	110,000	141,590
		317,735

Fertilizers & Agricultural Chemicals–0.03%
Mosaic Co. (The), 5.45%, 11/15/2033	19,000	22,434
5.63%, 11/15/2043	24,000	29,725
		52,159

Health Care Equipment–0.17%
Baxter International, Inc., 3.95%, 04/01/2030	318,000	342,841

Health Care Facilities–0.99%
CommonSpirit Health, 1.55%, 10/01/2025	314,000	303,186
3.35%, 10/01/2029	375,000	379,055
HCA, Inc., 5.25%, 04/15/2025	197,000	211,608
5.25%, 06/15/2049	300,000	342,001
SSM Health Care Corp., Series 2018, 3.69%, 06/01/2023	715,000	728,202
		1,964,052

	Principal Amount	Value
Health Care REITs–0.31%
Omega Healthcare Investors, Inc., 3.38%, 02/01/2031	$615,000	$ 582,322
Sabra Health Care L.P., 5.13%, 08/15/2026	28,000	29,770
		612,092

Health Care Services–0.77%
CHRISTUS Health, Series C, 4.34%, 07/01/2028	430,000	466,072
Cigna Corp., 4.50%, 02/25/2026	200,000	214,195
CVS Health Corp., 5.05%, 03/25/2048	302,000	353,168
Dignity Health, 5.27%, 11/01/2064	248,000	311,339
Toledo Hospital (The), 6.02%, 11/15/2048	154,000	181,729
		1,526,503

Home Improvement Retail–0.10%
Lowe’s Cos., Inc., 3.13%, 09/15/2024	200,000	204,278

Hotel & Resort REITs–0.11%
Host Hotels & Resorts L.P., Series H, 3.38%, 12/15/2029	125,000	123,144
Service Properties Trust, 4.35%, 10/01/2024	61,000	58,878
4.95%, 10/01/2029	50,000	45,291
		227,313

Hotels, Resorts & Cruise Lines–0.30%
Booking Holdings, Inc., 3.55%, 03/15/2028	399,000	423,625
Expedia Group, Inc., 4.63%, 08/01/2027	122,000	130,687
Marriott International, Inc., Series EE, 5.75%, 05/01/2025	39,000	42,702
		597,014

Independent Power Producers & Energy Traders–0.12%
Enel Generacion Chile S.A. (Chile), 4.25%, 04/15/2024	226,000	230,520

Industrial Conglomerates–0.46%
General Electric Co., 5.88%, 01/14/2038	725,000	904,778

Industrial Machinery–0.67%
Parker-Hannifin Corp., 3.25%, 03/01/2027	675,000	699,271
Stanley Black & Decker, Inc., 4.25%, 11/15/2028	570,000	624,321
		1,323,592

Insurance Brokers–0.30%
Aon Corp., 8.21%, 01/01/2027	100,000	120,319
Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	456,000	472,132
		592,451

Integrated Oil & Gas–1.65%
BP Capital Markets PLC (United
Kingdom), 3.81%, 02/10/2024	321,000	332,939
Chevron Corp., 2.90%, 03/03/2024	324,000	330,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Integrated Oil & Gas–(continued)
Chevron USA, Inc., 5.25%, 11/15/2043	$370,000	$ 471,683
Exxon Mobil Corp., 2.99%, 03/19/2025	450,000	462,252
4.11%, 03/01/2046	410,000	448,402
4.33%, 03/19/2050	400,000	453,207
Shell International Finance B.V. (Netherlands), 3.25%, 05/11/2025	90,000	93,412
4.55%, 08/12/2043	315,000	359,897
4.38%, 05/11/2045	205,000	227,576
Total Energies Capital International S.A. (France), 2.70%, 01/25/2023	82,000	82,904
		3,263,143

Integrated Telecommunication Services–0.92%
TCI Communications, Inc., 7.13%, 02/15/2028	1,100,000	1,354,343
Verizon Communications, Inc., 0.85%, 11/20/2025	500,000	475,841
		1,830,184

Interactive Media & Services–1.15%
Alphabet, Inc., 3.38%, 02/25/2024	274,000	282,340
Baidu, Inc. (China), 3.50%, 11/28/2022	865,000	875,501
4.38%, 05/14/2024	400,000	416,200
4.38%, 03/29/2028	300,000	319,270
2.38%, 08/23/2031	200,000	183,574
Weibo Corp. (China), 3.50%, 07/05/2024	200,000	201,854
		2,278,739

Internet & Direct Marketing Retail–0.63%
Alibaba Group Holding Ltd. (China), 3.40%, 12/06/2027	330,000	335,276
4.50%, 11/28/2034	570,000	602,838
Amazon.com, Inc., 4.25%, 08/22/2057	275,000	318,934
		1,257,048

Investment Banking & Brokerage–1.87%
Brookfield Finance, Inc. (Canada), 4.00%, 04/01/2024	240,000	248,363
4.70%, 09/20/2047	101,000	110,408
Goldman Sachs Group, Inc. (The), 4.00%, 03/03/2024	1,077,000	1,115,928
3.50%, 11/16/2026	301,000	308,413
Morgan Stanley, 3.74%, 04/24/2024(c)	726,000	739,813
3.88%, 01/27/2026	415,000	433,331
Series F, 3.88%, 04/29/2024	538,000	556,652
Nomura Holdings, Inc. (Japan), 2.65%, 01/16/2025	200,000	200,746
		3,713,654

IT Consulting & Other Services–0.32%
International Business Machines Corp., 7.13%, 12/01/2096	383,000	633,398

	Principal Amount	Value
Leisure Products–0.28%
Hasbro, Inc., 6.35%, 03/15/2040	$300,000	$ 382,376
5.10%, 05/15/2044	147,000	166,110
		548,486

Life & Health Insurance–1.26%
Brighthouse Financial, Inc., 3.70%, 06/22/2027	257,000	266,392
4.70%, 06/22/2047	236,000	236,306
MetLife, Inc., 3.60%, 04/10/2024	692,000	716,761
Series D, 5.88%(c)(d)	100,000	104,349
Prudential Financial, Inc., 5.63%, 06/15/2043(c)	342,000	351,405
5.20%, 03/15/2044(c)	225,000	226,969
5.38%, 05/15/2045(c)	135,000	138,700
Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(e)	441,000	441,109
Unum Group, 5.75%, 08/15/2042	13,000	14,542
		2,496,533

Managed Health Care–0.12%
Kaiser Foundation Hospitals, 3.15%, 05/01/2027	225,000	233,383

Motorcycle Manufacturers–0.23%
Harley-Davidson, Inc., 3.50%, 07/28/2025	187,000	190,900
4.63%, 07/28/2045	279,000	272,953
		463,853

Movies & Entertainment–0.22%
Walt Disney Co. (The), 5.40%, 10/01/2043	350,000	438,825

Multi-line Insurance–0.06%
American International Group, Inc.,
Series A-9, 5.75%, 04/01/2048(c)	20,000	20,600
8.18%, 05/15/2058(c)	11,000	15,507
XLIT Ltd. (Bermuda), 4.45%, 03/31/2025	75,000	79,249
		115,356

Multi-Utilities–0.26%
Black Hills Corp., 4.25%, 11/30/2023	216,000	223,516
3.95%, 01/15/2026	277,000	290,424
		513,940

Oil & Gas Equipment & Services–0.38%
Baker Hughes Holdings LLC, 5.13%, 09/15/2040	152,000	172,406
Baker Hughes Holdings LLC/Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/2047	181,000	183,394
Halliburton Co., 7.45%, 09/15/2039	113,000	154,617
NOV, Inc., 3.60%, 12/01/2029(b)	243,000	243,904
		754,321

Oil & Gas Exploration & Production–0.24%
Hess Corp., 5.60%, 02/15/2041	140,000	160,862

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
Marathon Oil Corp., 6.60%, 10/01/2037	$250,000	$ 314,810
		475,672

Oil & Gas Storage & Transportation–1.12%
Boardwalk Pipelines L.P., 4.45%, 07/15/2027	56,000	59,077
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	370,000	400,363
Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	143,000	171,767
Energy Transfer L.P., 3.90%, 05/15/2024	250,000	256,645
4.95%, 05/15/2028	51,000	54,629
5.30%, 04/15/2047	389,000	407,335
5.40%, 10/01/2047	167,000	179,081
Enterprise Products Operating LLC, 3.75%, 02/15/2025	165,000	171,657
Kinder Morgan Energy Partners L.P., 6.95%, 01/15/2038	131,000	166,688
Spectra Energy Partners L.P., 3.50%, 03/15/2025	175,000	179,625
Williams Cos., Inc. (The), 6.30%, 04/15/2040	136,000	167,468
		2,214,335

Other Diversified Financial Services–0.55%
Avolon Holdings Funding Ltd. (Ireland), 3.25%, 02/15/2027(e)	265,000	260,216
Blackstone Holdings Finance Co. LLC, 3.15%, 10/02/2027(e)	125,000	127,095
Equitable Holdings, Inc., 5.00%, 04/20/2048	44,000	48,989
Jefferies Group LLC, 6.25%, 01/15/2036	182,000	222,237
ORIX Corp. (Japan), 4.05%, 01/16/2024	322,000	333,951
3.70%, 07/18/2027	72,000	75,724
Voya Financial, Inc., 5.65%, 05/15/2053(c)	20,000	20,220
		1,088,432

Paper Packaging–0.16%
International Paper Co., 4.80%, 06/15/2044	280,000	315,100

Paper Products–0.12%
Fibria Overseas Finance Ltd. (Brazil), 5.50%, 01/17/2027	27,000	29,097
Suzano Austria GmbH (Brazil), 6.00%, 01/15/2029	200,000	219,335
		248,432

Pharmaceuticals–0.36%
Mylan, Inc., 4.55%, 04/15/2028	225,000	240,045
Novartis Capital Corp. (Switzerland), 3.10%, 05/17/2027	450,000	466,029
		706,074

Property & Casualty Insurance–0.40%
Allied World Assurance Co. Holdings
Ltd., 4.35%, 10/29/2025	76,000	79,599
Assured Guaranty US Holdings, Inc., 5.00%, 07/01/2024	176,000	185,879

	Principal Amount	Value
Property & Casualty Insurance–(continued)
CNA Financial Corp., 3.95%, 05/15/2024	$297,000	$ 306,572
Stewart Information Services Corp., 3.60%, 11/15/2031	225,000	217,391
		789,441

Regional Banks–0.56%
Fifth Third Bancorp, 2.38%, 01/28/2025	235,000	235,534
Huntington Bancshares, Inc., 2.63%, 08/06/2024	230,000	232,109
KeyBank N.A., 3.40%, 05/20/2026	230,000	237,392
PNC Financial Services Group, Inc. (The), 3.90%, 04/29/2024	270,000	281,062
Truist Bank, 4.05%, 11/03/2025	10,000	10,605
3.30%, 05/15/2026	115,000	118,961
		1,115,663

Reinsurance–0.02%
RenaissanceRe Finance, Inc. (Bermuda), 3.70%, 04/01/2025	34,000	35,292

Residential REITs–0.31%
American Campus Communities Operating Partnership L.P., 3.88%, 01/30/2031	100,000	105,004
AvalonBay Communities, Inc., 4.20%, 12/15/2023	325,000	336,305
Spirit Realty L.P., 3.20%, 02/15/2031	175,000	170,870
		612,179

Restaurants–0.24%
Starbucks Corp., 3.85%, 10/01/2023	467,000	480,500

Retail REITs–0.37%
Federal Realty Investment Trust, 4.50%, 12/01/2044	61,000	66,391
Kite Realty Group L.P., 4.00%, 10/01/2026	326,000	341,098
Simon Property Group L.P., 6.75%, 02/01/2040	244,000	335,169
		742,658

Semiconductors–0.98%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/2027	173,000	180,260
Broadcom, Inc., 4.11%, 09/15/2028	265,000	278,699
Intel Corp., 2.88%, 05/11/2024	275,000	281,594
Microchip Technology, Inc., 4.33%, 06/01/2023	200,000	205,790
QUALCOMM, Inc., 2.90%, 05/20/2024	681,000	696,192
Xilinx, Inc., 2.95%, 06/01/2024	300,000	305,474
		1,948,009

Soft Drinks–0.26%
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 2.75%, 01/22/2030	526,000	510,236

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Intermediate Bond Factor Fund

	Principal Amount	Value
Specialized Finance–0.27%
National Rural Utilities Cooperative Finance Corp., 3.40%, 11/15/2023	$305,000	$ 312,184
8.00%, 03/01/2032	148,000	207,954
5.25%, 04/20/2046(c)	12,000	12,493
		532,631

Specialty Chemicals–0.52%
DuPont de Nemours, Inc., 4.49%, 11/15/2025	610,000	650,182
Ecolab, Inc., 5.50%, 12/08/2041	90,000	118,608
PPG Industries, Inc., 2.40%, 08/15/2024	261,000	263,322
		1,032,112

Steel–0.14%
ArcelorMittal S.A. (Luxembourg), 4.25%, 07/16/2029	240,000	246,294
7.00%, 10/15/2039	27,000	32,916
		279,210

Systems Software–1.20%
Microsoft Corp., 2.88%, 02/06/2024	295,000	302,236
2.70%, 02/12/2025(b)	647,000	666,094
3.13%, 11/03/2025	425,000	442,786
3.95%, 08/08/2056	406,000	458,495
Oracle Corp., 2.50%, 04/01/2025	500,000	499,561
		2,369,172

Technology Hardware, Storage & Peripherals–1.33%
Apple, Inc., 3.00%, 02/09/2024	379,000	388,355
1.13%, 05/11/2025	500,000	487,821
3.25%, 02/23/2026	355,000	370,878
4.45%, 05/06/2044	476,000	556,100
4.65%, 02/23/2046	220,000	267,400
Hewlett Packard Enterprise Co., 6.35%, 10/15/2045	220,000	262,866
HP, Inc., 6.00%, 09/15/2041(b)	245,000	293,231
		2,626,651

Tobacco–2.15%
Altria Group, Inc., 4.80%, 02/14/2029	353,000	381,772
3.40%, 05/06/2030	460,000	453,212
2.45%, 02/04/2032	300,000	268,084
4.50%, 05/02/2043	557,000	521,460
3.88%, 09/16/2046	225,000	193,774
5.95%, 02/14/2049	41,000	45,642
BAT Capital Corp. (United Kingdom), 3.22%, 08/15/2024	200,000	202,536
3.56%, 08/15/2027	407,000	409,960
4.54%, 08/15/2047	87,000	80,484
4.76%, 09/06/2049	35,000	33,196
Philip Morris International, Inc., 6.38%, 05/16/2038	280,000	362,120
4.50%, 03/20/2042	418,000	436,499

	Principal Amount	Value
Tobacco–(continued)
Reynolds American, Inc. (United Kingdom), 5.70%, 08/15/2035	$256,000	$ 280,128
5.85%, 08/15/2045	545,000	590,835
		4,259,702

Trading Companies & Distributors–0.27%
Air Lease Corp., 3.00%, 02/01/2030	560,000	535,392

Water Utilities–0.15%
American Water Capital Corp., 3.85%, 03/01/2024	174,000	179,954
6.59%, 10/15/2037	84,000	113,616
		293,570

Wireless Telecommunication Services–0.26%
America Movil S.A.B. de C.V. (Mexico), 6.38%, 03/01/2035	400,000	517,087
Total U.S. Dollar Denominated Bonds & Notes (Cost $92,290,189)		89,919,189

U.S. Treasury Securities–29.63%
U.S. Treasury Bills–0.19%
0.41%, 05/26/2022(f)(g)	376,000	375,724

U.S. Treasury Bonds–2.07%
2.00%, 11/15/2041	900,000	861,890
2.38%, 11/15/2049	1,037,600	1,076,186
2.00%, 02/15/2050	2,250,000	2,155,342
		4,093,418

U.S. Treasury Notes–27.37%
0.13%, 07/31/2022	2,535,000	2,529,904
0.13%, 01/31/2023	1,750,000	1,735,040
1.38%, 02/15/2023	563,000	564,588
0.50%, 11/30/2023	5,000,000	4,921,094
0.88%, 01/31/2024	9,300,000	9,200,098
1.38%, 01/31/2025	8,521,000	8,460,421
1.13%, 02/28/2025	3,577,000	3,523,624
0.75%, 03/31/2026	3,900,000	3,748,875
1.50%, 08/15/2026	5,980,000	5,916,930
1.50%, 01/31/2027	8,215,500	8,119,866
0.50%, 06/30/2027	2,100,000	1,965,633
1.38%, 10/31/2028	2,650,000	2,574,537
1.38%, 11/15/2031	1,000,000	958,828
		54,219,438
Total U.S. Treasury Securities (Cost $60,004,230)		58,688,580

U.S. Government Sponsored Agency Mortgage-Backed Securities–25.78%
Collateralized Mortgage Obligations–0.29%
Fannie Mae ACES, IO, 0.19%, 12/25/2022(h)	9,897,324	5,216
Fannie Mae REMICs, IO, 3.50%, 08/25/2035(i)	277,120	34,802
5.50%, 07/25/2046(i)	75,835	12,141
4.00%, 08/25/2047(i)	53,496	7,011
5.00% (5.90% - (1.00 x 1 mo. USD LIBOR)), 09/25/2047(i)(j)	682,691	123,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Intermediate Bond Factor Fund

		Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC03, Class X1, IO, 0.63%, 11/25/2024(h)		$4,152,066	$48,251
Series K734, Class X1, IO, 0.65%, 02/25/2026(h)		3,041,202	66,703
Series K735, Class X1, IO, 1.10%, 05/25/2026(h)		3,057,046	107,255
Series K093, Class X1, IO, 0.95%, 05/25/2029(h)		2,546,741	151,906
Freddie Mac REMICs, IO, 5.91%(6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(i)(j)		150,620	18,422
Freddie Mac STRIPS, IO, 3.00%, 12/15/2027(i)		72,539	3,651
			579,081

Federal Home Loan Mortgage Corp. (FHLMC)–3.18%
4.50%, 09/01/2049 to 01/01/2050		326,573	345,598
3.00%, 01/01/2050 to 05/01/2050		2,877,046	2,941,625
2.50%, 07/01/2050 to 08/01/2050		3,021,472	2,999,947
			6,287,170

Federal National Mortgage Association (FNMA)–3.51%
4.50%, 06/01/2049		145,796	153,829
3.00%, 10/01/2049 to 11/01/2051		2,330,806	2,369,442
2.50%, 03/01/2050 to 08/01/2051		1,952,825	1,935,681
2.00%, 03/01/2051 to 08/01/2051		2,599,037	2,499,829
			6,958,781

Government National Mortgage Association (GNMA)–0.03%
IO,
6.07% (6.20% - (1.00 x 1 mo. USD LIBOR)), 10/16/2047(i)(j)		332,758	54,929

Uniform Mortgage-Backed Securities–18.77%
TBA,
1.50%, 03/01/2037(k)		1,064,000	1,035,405
2.00%, 03/01/2037 to 03/01/2052(k)		13,032,000	12,644,402
2.50%, 03/01/2037 to 03/01/2052(k)		16,750,000	16,545,720
3.00%, 03/01/2052(k)		5,742,000	5,799,868
3.50%, 03/01/2052(k)		1,125,000	1,158,662
			37,184,057
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $51,900,260)			51,064,018

Non-U.S. Dollar Denominated Bonds & Notes–10.70%(l)
Sovereign Debt–10.70%
Australia Government Bond (Australia), Series 142, 4.25%, 04/21/2026(e)	AUD	1,785,000	1,426,653
Series 155, 2.50%, 05/21/2030(e)	AUD	1,086,000	814,739
Bundesobligation (Germany), Series 183, 0.01%, 04/10/2026(e)	EUR	3,068,000	3,474,697

		Principal Amount	Value
Sovereign Debt–(continued)
Bundesrepublik Deutschland Bundesanleihe (Germany), 0.01%, 02/15/2031(e)	EUR	1,138,000	$ 1,266,416
Canadian Government Bond (Canada), 0.50%, 09/01/2025	CAD	2,544,000	1,933,715
0.50%, 12/01/2030	CAD	1,357,000	958,557
Norway Government Bond (Norway), Series 477, 1.75%, 03/13/2025(e)	NOK	34,790,000	3,934,706
Series 482, 1.38%, 08/19/2030(e)	NOK	15,811,000	1,705,191
Sweden Government Bond (Sweden), Series 1058, 2.50%, 05/12/2025	SEK	12,275,000	1,389,606
Series 1061, 0.75%, 11/12/2029(e)	SEK	6,480,000	697,707
Swiss Confederation Government Bond (Switzerland),
1.25%, 06/11/2024(e)	CHF	2,167,000	2,453,972
0.50%, 05/27/2030(e)	CHF	989,000	1,110,212
United Kingdom Gilt (United Kingdom),
0.13%, 01/30/2026(e)	GBP	11,637	15,062
0.25%, 07/31/2031(e)	GBP	5,441	6,561
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $21,703,388)			21,187,794

Asset-Backed Securities–0.21%
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037		$13,365	12,500
Bank, Series 2019-BNK16, Class XA, IO, 0.94%, 02/15/2052(h)		2,321,227	124,857
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.08%, 10/12/2050(h)		6,100,403	254,411
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2005-AR14, Class 1A4, 2.83%, 12/25/2035(m)		22,371	22,690
Total Asset-Backed Securities (Cost $458,355)			414,458
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $51,900,260)			51,064,018

		Shares

Money Market Funds–6.13%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(n)(o)		4,218,297	4,218,297
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(n)(o)		3,100,868	3,100,868
Invesco Treasury Portfolio, Institutional Class, 0.01%(n)(o)		4,820,910	4,820,910
Total Money Market Funds (Cost $12,140,104)			12,140,075
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-117.84% (Cost $238,496,526)			233,414,114

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–1.01%
Invesco Private Government Fund, 0.12%(n)(o)(p)		600,824	600,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Intermediate Bond Factor Fund

	Shares	Value

Money Market Funds–(continued)
Invesco Private Prime Fund, 0.08%(n)(o)(p)	1,401,783	$1,401,923

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,002,947)		2,002,747

TOTAL INVESTMENTS IN SECURITIES–118.85% (Cost $240,499,473)		235,416,861

OTHER ASSETS LESS LIABILITIES–(18.85)%		(37,333,747)

NET ASSETS–100.00%		$198,083,114

Investment Abbreviations:

ACES	– Automatically Convertible Extendable Security
AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound Sterling
IO	– Interest Only
LIBOR	– London Interbank Offered Rate
NOK	– Norwegian Krone
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SEK	– Swedish Krona
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at February 28, 2022.
(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $19,541,302, which represented 9.87% of the Fund’s Net Assets.

(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2022.

(i)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(k)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2022.

(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2022.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value
	February 28, 2021	at Cost	from Sales	(Depreciation)	(Loss)	February 28, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio,
Institutional Class	$ 554,525	$24,832,173	$(21,168,401)	$ -	$ -	$ 4,218,297	$ 245
Invesco Liquid Assets Portfolio, Institutional Class	396,028	17,737,264	(15,031,920)	(29)	(475)	3,100,868	92
Invesco Treasury Portfolio, Institutional Class	633,743	28,379,625	(24,192,458)	-	-	4,820,910	117

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Intermediate Bond Factor Fund

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2022	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$-	$3,400,124	$(2,799,300)	$-	$-	$600,824	$71	*
Invesco Private Prime Fund	-	6,684,194	(5,281,800)	(200)	(271)	1,401,923	518	*
Total	$1,584,296	$81,033,380	$(68,473,879)	$(229)	$(746)	$14,142,822	$1,043

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of February 28, 2022.
(p)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 10 Year Notes	7	June-2022	$892,063	$7,547	$ 7,547
U.S. Treasury 10 Year Ultra Notes	9	June-2022	1,271,953	14,775	14,775
U.S. Treasury Long Bonds	10	June-2022	1,566,875	23,516	23,516
U.S. Treasury Ultra Bonds	52	June-2022	9,668,750	114,969	114,969
Subtotal–Long Futures Contracts				160,807	160,807

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	39	June-2022	(8,393,836)	(28,641)	(28,641)
U.S. Treasury 5 Year Notes	160	June-2022	(18,925,000)	(146,477)	(146,477)
Subtotal–Short Futures Contracts				(175,118)	(175,118)
Total Futures Contracts				$(14,311)	$ (14,311)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty					Unrealized Appreciation (Depreciation)
		Contract to
			Deliver		Receive
Currency Risk
03/16/2022	Bank of America, N.A.	AUD	3,273,000	USD	2,431,642	$ 54,015
03/16/2022	Bank of America, N.A.	GBP	1,334,913	USD	1,810,599	19,599
03/16/2022	Bank of America, N.A.	NOK	806	USD	93	1
03/16/2022	Bank of America, N.A.	SEK	20,419,820	USD	2,385,839	229,284
03/16/2022	Bank of America, N.A.	USD	60,576	AUD	85,000	1,171
03/16/2022	Barclays Bank PLC	USD	76,910	CHF	71,000	556
03/16/2022	Barclays Bank PLC	USD	81,829	NOK	723,000	176
03/16/2022	BNP Paribas S.A.	EUR	2,615,564	USD	2,960,854	26,514
03/16/2022	Deutsche Bank AG	NOK	1,768,362	USD	207,458	6,884
03/16/2022	Deutsche Bank AG	USD	3,052,966	CHF	2,803,522	5,843
03/16/2022	Goldman Sachs International	CAD	6,093,553	USD	4,895,319	87,472
03/16/2022	Goldman Sachs International	USD	2,581,097	CAD	3,282,107	8,504
03/16/2022	Morgan Stanley and Co. International PLC	CHF	2,545,433	USD	2,797,717	20,500
03/16/2022	Morgan Stanley and Co. International PLC	EUR	1,667,000	USD	1,937,815	67,647
03/16/2022	Morgan Stanley and Co. International PLC	NOK	60,288,802	USD	7,075,251	237,057
03/16/2022	Morgan Stanley and Co. International PLC	USD	36,617	AUD	51,506	799
03/16/2022	UBS AG	CHF	3,648,374	USD	3,992,212	11,620
Subtotal–Appreciation						777,642

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Intermediate Bond Factor Fund

Open Forward Foreign Currency Contracts-(continued)
Settlement Date	Counterparty					Unrealized Appreciation (Depreciation)
		Contract to
			Deliver		Receive

Currency Risk
03/16/2022	Bank of America, N.A.	USD	1,757,752	GBP	1,295,950	$(19,027)
03/16/2022	BNP Paribas S.A.	NOK	6,820,679	USD	748,705	(24,923)
03/16/2022	BNP Paribas S.A.	USD	5,387	SEK	48,600	(255)
03/16/2022	Goldman Sachs International	USD	80,330	CAD	100,000	(1,430)
03/16/2022	J.P. Morgan Chase Bank, N.A.	USD	102,732	EUR	90,000	(1,763)
03/16/2022	Morgan Stanley and Co. International PLC	CAD	998,965	USD	779,563	(8,626)
03/16/2022	Morgan Stanley and Co. International PLC	USD	54,960	CHF	50,000	(407)
03/16/2022	Morgan Stanley and Co. International PLC	USD	2,106,930	NOK	17,953,326	(70,592)
03/16/2022	UBS AG	USD	53,330	SEK	488,000	(1,792)
Subtotal–Depreciation						(128,815)
Total Forward Foreign Currency Contracts						$648,827

Abbreviations:

AUD	- Australian Dollar
CAD	- Canadian Dollar
CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound Sterling
NOK	- Norwegian Krone
SEK	- Swedish Krona
USD	- U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Intermediate Bond Factor Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $ 226,356,422)*	$221,274,039
Investments in affiliated money market funds, at value (Cost $ 14,143,051)	14,142,822
Other investments:
Variation margin receivable – futures contracts	87,130
Unrealized appreciation on forward foreign currency contracts outstanding	777,642
Cash	549,951
Foreign currencies, at value and cost	63
Receivable for:
Fund shares sold	599,289
Dividends	263
Interest	1,281,753
Investment for trustee deferred compensation and retirement plans	36,988
Other assets	24,623
Total assets	238,774,563

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	128,815
Payable for:
Investments purchased	37,409,153
Dividends	20,155
Fund shares reacquired	878,916
Collateral upon return of securities loaned	2,002,947
Accrued fees to affiliates	86,917
Accrued trustees’ and officers’ fees and benefits	3,250
Accrued other operating expenses	124,308
Trustee deferred compensation and retirement plans	36,988
Total liabilities	40,691,449
Net assets applicable to shares outstanding	$198,083,114

Net assets consist of:
Shares of beneficial interest	$205,324,288
Distributable earnings (loss)	(7,241,174)
$198,083,114

Net Assets:
Class A	$118,156,363
Class C	$14,724,215
Class R	$18,986,847
Class Y	$29,184,185
Class R5	$9,786
Class R6	$17,021,718

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,310,021
Class C	1,409,278
Class R	1,816,082
Class Y	2,795,943
Class R5	937
Class R6	1,630,114
Class A:
Net asset value per share	$10.45
Maximum offering price per share (Net asset value of $10.45 ÷ 95.75%)	$10.91
Class C:
Net asset value and offering price per share	$10.45
Class R:
Net asset value and offering price per share	$10.45
Class Y:
Net asset value and offering price per share	$10.44
Class R5:
Net asset value and offering price per share	$10.44
Class R6:
Net asset value and offering price per share	$10.44

*	At February 28, 2022, securities with an aggregate value of $1,950,932 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Intermediate Bond Factor Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:
Interest (net of foreign withholding taxes of $1,455)	$3,358,360

Dividends from affiliated money market funds (includes securities lending income of $676)	1,130

Total investment income	3,359,490

Expenses:
Advisory fees	493,512

Administrative services fees	27,338

Distribution fees:
Class A	307,354

Class C	170,796

Class R	97,952

Transfer agent fees - A, C, R and Y	219,412

Transfer agent fees - R5	2

Transfer agent fees - R6	3,321

Trustees’ and officers’ fees and benefits	24,812

Registration and filing fees	92,019

Professional services fees	60,770

Other	(15,232)

Total expenses	1,482,056

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(364,200)

Net expenses	1,117,856

Net investment income	2,241,634

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(895,508)

Affiliated investment securities	(746)

Foreign currencies	(9,627)

Forward foreign currency contracts	398,817

Futures contracts	747,241

240,177

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(8,623,249)

Affiliated investment securities	(229)

Foreign currencies	(4,807)

Forward foreign currency contracts	447,598

Futures contracts	(193,744)

(8,374,431)

Net realized and unrealized gain (loss)	(8,134,254)

Net increase (decrease) in net assets resulting from operations	$(5,892,620)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Intermediate Bond Factor Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$2,241,634	$2,657,103

Net realized gain	240,177	6,948,203

Change in net unrealized appreciation (depreciation)	(8,374,431)	(5,435,020)

Net increase (decrease) in net assets resulting from operations	(5,892,620)	4,170,286

Distributions to shareholders from distributable earnings:
Class A	(2,087,511)	(6,950,181)

Class C	(151,868)	(1,035,568)

Class R	(274,295)	(980,705)

Class Y	(388,273)	(1,024,796)

Class R5	(193)	(596)

Class R6	(266,034)	(431,934)

Total distributions from distributable earnings	(3,168,174)	(10,423,780)

Share transactions–net:
Class A	(9,215,388)	14,644,016

Class C	(3,582,815)	(3,458,732)

Class R	27,745	132,575

Class Y	12,656,401	(697,837)

Class R6	9,362,612	2,840,209

Net increase in net assets resulting from share transactions	9,248,555	13,460,231

Net increase in net assets	187,761	7,206,737

Net assets:
Beginning of year	197,895,353	190,688,616

End of year	$198,083,114	$197,895,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Intermediate Bond Factor Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Year ended 02/28/22	$10.93	$0.13	$(0.43)	$(0.30)	$(0.18)	$-	$(0.18)	$10.45	(2.80	)%(e)	$118,156	0.52	%(e)	0.71	%(e)	1.18	%(e)	207%
Year ended 02/28/21	11.27	0.16	0.10	0.26	(0.21)	(0.39)	(0.60)	10.93	2.30	(e)	132,856	0.52	(e)	0.96	(e)	1.42	(e)	292
Seven months ended 02/29/20	10.88	0.18	0.40	0.58	(0.19)	-	(0.19)	11.27	5.39		122,371	1.05	(f)	1.05	(f)	2.80	(f)	64
Year ended 07/31/19	10.43	0.32	0.45	0.77	(0.32)	-	(0.32)	10.88	7.52		119,300	0.97		0.97		3.07		108
Year ended 07/31/18	10.92	0.31	(0.49)	(0.18)	(0.31)	-	(0.31)	10.43	(1.67)		119,119	0.97		0.97		2.89		57
Year ended 07/31/17	11.03	0.29	(0.10)	0.19	(0.30)	-	(0.30)	10.92	1.82		129,985	1.00		1.00		2.68		80
Class C
Year ended 02/28/22	10.93	0.05	(0.43)	(0.38)	(0.10)	-	(0.10)	10.45	(3.53)		14,724	1.27		1.47		0.43		207
Year ended 02/28/21	11.26	0.08	0.10	0.18	(0.12)	(0.39)	(0.51)	10.93	1.56		19,013	1.27		1.72		0.67		292
Seven months ended 02/29/20	10.87	0.12	0.40	0.52	(0.13)	-	(0.13)	11.26	4.80		23,114	1.81	(f)	1.81	(f)	1.90	(f)	64
Year ended 07/31/19	10.43	0.23	0.44	0.67	(0.23)	-	(0.23)	10.87	6.52		23,487	1.72		1.72		2.17		108
Year ended 07/31/18	10.91	0.23	(0.48)	(0.25)	(0.23)	-	(0.23)	10.43	(2.32)		31,250	1.72		1.72		2.14		57
Year ended 07/31/17	11.03	0.21	(0.11)	0.10	(0.22)	-	(0.22)	10.91	0.97		33,420	1.75		1.75		1.92		80
Class R
Year ended 02/28/22	10.93	0.10	(0.43)	(0.33)	(0.15)	-	(0.15)	10.45	(3.04)		18,987	0.77		0.97		0.93		207
Year ended 02/28/21	11.27	0.13	0.10	0.23	(0.18)	(0.39)	(0.57)	10.93	2.02		19,876	0.77		1.22		1.17		292
Seven months ended 02/29/20	10.88	0.15	0.40	0.55	(0.16)	-	(0.16)	11.27	5.09		20,366	1.31	(f)	1.31	(f)	2.40	(f)	64
Year ended 07/31/19	10.44	0.28	0.44	0.72	(0.28)	-	(0.28)	10.88	7.06		20,511	1.22		1.22		2.67		108
Year ended 07/31/18	10.93	0.28	(0.49)	(0.21)	(0.28)	-	(0.28)	10.44	(1.91)		19,416	1.21		1.21		2.65		57
Year ended 07/31/17	11.04	0.26	(0.09)	0.17	(0.28)	-	(0.28)	10.93	1.58		15,318	1.25		1.25		2.45		80
Class Y
Year ended 02/28/22	10.92	0.15	(0.42)	(0.27)	(0.21)	-	(0.21)	10.44	(2.56)		29,184	0.27		0.47		1.43		207
Year ended 02/28/21	11.26	0.19	0.10	0.29	(0.24)	(0.39)	(0.63)	10.92	2.58		17,750	0.27		0.72		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.22)	-	(0.22)	11.26	5.55		19,032	0.81	(f)	0.81	(f)	3.09	(f)	64
Year ended 07/31/19	10.43	0.35	0.45	0.80	(0.35)	-	(0.35)	10.88	7.81		20,940	0.73		0.73		3.37		108
Year ended 07/31/18	10.91	0.33	(0.47)	(0.14)	(0.34)	-	(0.34)	10.43	(1.35)		27,430	0.72		0.72		3.14		57
Year ended 07/31/17	11.03	0.32	(0.11)	0.21	(0.33)	-	(0.33)	10.91	1.98		17,748	0.75		0.75		2.95		80
Class R5
Year ended 02/28/22	10.92	0.16	(0.43)	(0.27)	(0.21)	-	(0.21)	10.44	(2.56)		10	0.27		0.37		1.43		207
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	(0.63)	10.92	2.49		10	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.87	0.20	0.40	0.60	(0.20)	-	(0.20)	11.27	5.59		11	0.60	(f)	0.60	(f)	3.09	(f)	64
Period ended 07/31/19(g)	10.67	0.07	0.19	0.26	(0.06)	-	(0.06)	10.87	2.44		10	0.62	(f)	0.62	(f)	3.39	(f)	108
Class R6
Year ended 02/28/22	10.92	0.16	(0.43)	(0.27)	(0.21)	-	(0.21)	10.44	(2.56)		17,022	0.27		0.37		1.43		207
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	(0.63)	10.92	2.49		8,392	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.21)	-	(0.21)	11.27	5.60		5,795	0.58	(f)	0.58	(f)	3.14	(f)	64
Year ended 07/31/19	10.44	0.36	0.43	0.79	(0.35)	-	(0.35)	10.88	7.80		5,662	0.56		0.56		3.41		108
Year ended 07/31/18	10.92	0.35	(0.48)	(0.13)	(0.35)	-	(0.35)	10.44	(1.18)		7,783	0.56		0.56		3.30		57
Year ended 07/31/17	11.03	0.35	(0.11)	0.24	(0.35)	-	(0.35)	10.92	2.27		2,189	0.56		0.56		3.23		80

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.02% for the seven months ended February 29, 2020 and the years ended July 31, 2019, 2018 and 2017.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the seven months ended February 29, 2020, the portfolio turnover calculation excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $11,531,839 and 13,476,801, respectively. For the year ended July 31, 2019, the portfolio turnover calculation excludes purchase and sale transactions of TBA mortgage-related securities of $129,169,490 and $127,412,648, respectively.

(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended February 28, 2022 and 2021.
(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Intermediate Bond Factor Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Intermediate Bond Factor Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020, the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated. For periods prior to February 28, 2020, the Financial Highlights report the operations of the Fund and the Subsidiary on a consolidated basis.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

21                    Invesco Intermediate Bond Factor Fund

other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities

22                    Invesco Intermediate Bond Factor Fund

lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2022, there were no securities lending transactions with the Adviser.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. Dollar roll transactions covered in this manner are not treated as senior securities for purposes of a Fund’s fundamental investment limitation on borrowings.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

P.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond

23                    Invesco Intermediate Bond Factor Fund

markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Q.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate
First $ 2 billion	0.250%
Over $2 billion	0.230%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2022, the Adviser waived advisory fees of $140,940 and reimbursed class level expenses of $151,686, $19,956, $23,644, $24,127, $2 and $3,321 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $16,601 in front-end sales commissions from the sale of Class A shares and $5,543 and $1,388 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

24                    Invesco Intermediate Bond Factor Fund

market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$ –	$ 89,919,189	$–	$ 89,919,189

U.S. Treasury Securities	–	58,688,580	–	58,688,580

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	51,064,018	–	51,064,018

Non-U.S. Dollar Denominated Bonds & Notes	–	21,187,794	–	21,187,794

Asset-Backed Securities	–	414,458	–	414,458

Money Market Funds	12,140,075	2,002,747	–	14,142,822

Total Investments in Securities	12,140,075	223,276,786	–	235,416,861

Other Investments - Assets*

Futures Contracts	160,807	–	–	160,807

Forward Foreign Currency Contracts	–	777,642	–	777,642

	160,807	777,642	–	938,449

Other Investments - Liabilities*

Futures Contracts	(175,118)	–	–	(175,118)

Forward Foreign Currency Contracts	–	(128,815)	–	(128,815)

	(175,118)	(128,815)	–	(303,933)

Total Other Investments	(14,311)	648,827	–	634,516

Total Investments	$12,125,764	$223,925,613	$–	$236,051,377

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2022:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$-	$160,807	$160,807

Unrealized appreciation on forward foreign currency contracts outstanding	777,642	-	777,642

Total Derivative Assets	777,642	160,807	938,449

Derivatives not subject to master netting agreements	-	(160,807)	(160,807)

Total Derivative Assets subject to master netting agreements	$777,642	$-	$777,642

25                    Invesco Intermediate Bond Factor Fund

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$-	$(175,118)	$(175,118)

Unrealized depreciation on forward foreign currency contracts outstanding	(128,815)	-	(128,815)

Total Derivative Liabilities	(128,815)	(175,118)	(303,933)

Derivatives not subject to master netting agreements	-	175,118	175,118

Total Derivative Liabilities subject to master netting agreements	$(128,815)	$-	$(128,815)

(a) The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2022.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of America, N.A.	$304,070	$(19,027)	$285,043	$–	$–	$285,043

Barclays Bank PLC	732	–	732	–	–	732

BNP Paribas S.A.	26,514	(25,178)	1,336	–	–	1,336

Deutsche Bank AG	12,727	–	12,727	–	–	12,727

Goldman Sachs International	95,976	(1,430)	94,546	–	–	94,546

J.P. Morgan Chase Bank, N.A.	–	(1,763)	(1,763)	–	–	(1,763)

Morgan Stanley and Co. International PLC	326,003	(79,625)	246,378	–	–	246,378

UBS AG	11,620	(1,792)	9,828	–	–	9,828

Total	$777,642	$(128,815)	$648,827	$–	$–	$648,827

Effect of Derivative Investments for the year ended February 28, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total

Realized Gain:
Forward foreign currency contracts	$398,817	$-	$398,817

Futures contracts	-	747,241	747,241

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	447,598	-	447,598

Futures contracts	-	(193,744)	(193,744)

Total	$846,415	$553,497	$1,399,912

The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Futures Contracts

Average notional value	$26,887,714	$40,414,278

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $524.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

26                    Invesco Intermediate Bond Factor Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$3,168,174	$5,635,840

Long-term capital gain	–	4,787,940

Total distributions	$3,168,174	$10,423,780

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$512,706

Net unrealized appreciation (depreciation) – investments	(5,374,394)

Net unrealized appreciation (depreciation) – foreign currencies	(2,582)

Temporary book/tax differences	(29,912)

Capital loss carryforward	(2,346,992)

Shares of beneficial interest	205,324,288

Total net assets	$198,083,114

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, derivative instruments and straddles.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$2,346,992	$–	$2,346,992

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $41,604,422 and $38,308,902, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$2,043,186

Aggregate unrealized (depreciation) of investments	(7,417,580)

Net unrealized appreciation (depreciation) of investments	$(5,374,394)

Cost of investments for tax purposes is $241,425,771.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships, foreign currency transactions, dollar rolls and paydowns, on February 28, 2022, undistributed net investment income was increased by $1,432,276 and undistributed net realized gain (loss) was decreased by $1,432,276. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

27                    Invesco Intermediate Bond Factor Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	1,988,918	$21,596,160	3,508,888	$39,534,028

Class C	292,538	3,179,090	626,399	7,093,784

Class R	667,931	7,274,119	616,374	6,947,974

Class Y	1,935,566	20,924,099	1,012,270	11,367,384

Class R6	1,217,759	13,202,683	601,313	6,748,921

Issued as reinvestment of dividends:
Class A	176,075	1,910,695	578,748	6,484,001

Class C	13,167	142,961	86,432	966,642

Class R	24,974	271,081	87,372	978,807

Class Y	30,166	326,072	82,988	929,251

Class R6	24,161	261,697	38,370	429,973

Automatic conversion of Class C shares to Class A shares:
Class A	168,348	1,823,223	426,650	4,774,247

Class C	(168,348)	(1,823,223)	(426,677)	(4,774,247)

Reacquired:
Class A	(3,183,885)	(34,545,466)	(3,214,756)	(36,148,260)

Class C	(468,259)	(5,081,643)	(598,609)	(6,744,911)

Class R	(694,794)	(7,517,455)	(692,456)	(7,794,206)

Class Y	(795,681)	(8,593,770)	(1,159,492)	(12,994,472)

Class R6	(380,212)	(4,101,768)	(385,631)	(4,338,685)

Net increase in share activity	848,424	$9,248,555	1,188,183	$13,460,231

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28                    Invesco Intermediate Bond Factor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Intermediate Bond Factor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Bond Factor Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C, Class R, Class Y and Class R6
For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R5

The financial statements of Oppenheimer Intermediate Income Fund (subsequently renamed Invesco Intermediate Bond Factor Fund) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29                    Invesco Intermediate Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$954.70	$2.52	$1,022.22	$2.61	0.52%
Class C	1,000.00	951.00	6.14	1,018.50	6.36	1.27
Class R	1,000.00	953.50	3.73	1,020.98	3.86	0.77
Class Y	1,000.00	955.80	1.31	1,023.46	1.35	0.27
Class R5	1,000.00	955.80	1.31	1,023.46	1.35	0.27
Class R6	1,000.00	955.80	1.31	1,023.46	1.35	0.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30                    Invesco Intermediate Bond Factor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	1.12%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	15.35%
Qualified Business Income*	0.00%
Business Interest Income*	77.18%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                    Invesco Intermediate Bond Factor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

1

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3                    Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                    Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                    Invesco Intermediate Bond Factor Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6                    Invesco Intermediate Bond Factor Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-INTI-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Real Estate Fund

Nasdaq:

A: IARAX ∎ C: IARCX ∎ R: IARRX ∎ Y: IARYX ∎ Investor: REINX ∎ R5: IARIX ∎ R6: IARFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

10	Financial Statements

13	Financial Highlights

14	Notes to Financial Statements

20	Report of Independent Registered Public Accounting Firm

21	Fund Expenses

22	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Real Estate Fund (the Fund), at net asset value (NAV), underperformed the FTSE NAREIT All Equity REITs Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown doesnot include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	20.12%
Class C Shares	19.25
Class R Shares	19.84
Class Y Shares	20.43
Investor Class Shares	20.23
Class R5 Shares	20.58
Class R6 Shares	20.67
S&P 500 Index▼(Broad Market Index)	16.39
FTSE NAREIT All Equity REITs Index▼(Style-Specific Index)	21.80
Lipper Real Estate Funds Index∎ (Peer Group Index)	19.69

Source(s):▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

Equity markets started the fiscal year in positive territory amid concerns about rising bond yields and inflation, with value and cyclical recovery stocks outperforming growth stocks. The successful rollout of coronavirus (COVID-19) vaccinations benefited equity markets including listed real estate.

    During the second quarter of 2021, equity markets were again bolstered by the continued acceleration of vaccination rollouts and the easing of COVID-19-related restrictions. In a reversal from the first quarter, growth stocks outperformed value stocks as accommodative monetary policy continued to support economic recovery during the fiscal year. REITs delivered a positive quarter of performance, led by REITs with exposure to self-storage, apartments and regional malls. Latterly, data center REITs outperformed relative to other REITSs following the announcement of privatization activity in the sector. REITs with exposure to the lodging and health care sectors tended to under-perform relative to other REITs.

    Economic data in the US continued to trend positively in the third quarter of 2021, with the unemployment rate edging lower and gross domestic product (GDP) moving higher as the economy continued to heal following the rollout of vaccines. Both fiscal and monetary policies remained accommodative with increasing expectations that the US Federal Reserve (the Fed) might tighten some of its accommodative monetary policies and taper the level of bond buying. Capital market activity for REITs remained strong with secondary equity issuance and above normal merger and acquisition activity. Earnings growth remained above long-term average, with sectors which are beneficiaries of structural growth continuing to deliver growth and sec-

tors impacted by the pandemic showing recovery in rents and occupancy.

    The economic recovery in the US continued in the last quarter of 2021, although markets were impacted by concerns over inflation as well as the potential impact from the COVID-19 Omicron variant. The Fed switched from stimulative to flexible monetary policy during the fiscal year but was still supportive of the economic recovery and capital markets remained strong. Inflation levels in the US remained high as aggressive consumer demand outstripped inventory levels amidst supply chain disruptions. Against this backdrop, REIT fundamental performance delivered its trend above its 2021 growth, as most sectors continued to benefit from fundamental recovery and strong pricing power. Strong demand forecasts persisted in sectors like industrial and residential, driving cash flow growth rates above their historic averages. Retail and senior housing remained on a path to normalized occupancy levels, however the timing to reach pre-COVID-19 cash flow levels was clouded by ongoing mutations. Additionally, the timing for full recovery in office and lodging became even less certain as long-term demand seemed likely impaired.

    The market environment on a year-to-date basis from January 1, 2022 to February 28, 2022 and through the end of the fiscal year remained volatile. Uncertainties over inflation prospects, interest rate policy normalization and the sustainability of the post COVID-19 economic recovery have been complicated by the negative impact of war in Eastern Europe. In our view, the current base case suggests moderated economic growth and more sustained food and energy inflation. However, uncertainty could prevail for some time and a wide range of outcomes is possible. We believe capital markets are expected to remain volatile with credit spreads and government bond yields rising for both long and short duration bonds. General equity indices have fallen. Listed real estate has been more defensive but has still seen price declines alongside general equities.

    For the fiscal year, the Fund underper-formed its style-specific benchmark, the FTSE NAREIT All Equity REITs Index. Both market allocation and stock selection detracted from the Fund’s relative performance during the fiscal year. From a real estate sector perspective, the largest detractors from the Fund’s relative performance included overweight exposure to the lodging sector as well as underweights to the outperforming self-storage and manufactured homes sectors. Key positive relative contributors included overweights to the industrial, apartment and data center sectors. Additionally, stock selection in the health care sector also benefited relative Fund performance.

    Top individual detractors from the Fund’s relative performance compared to the Style-Specific Index included Public Storage and

Sunstone Hotel Investors. Public Storage is the largest owner of self-storage assets in the US. During the fiscal year, the Fund’s underweight position to Public Storage detracted from Fund performance. The self-storage sector has continued to exhibit strong operating trends with high occupancy allowing for positive rent increases, although in our view low barriers to entry and new supply coming to the market should weigh on future growth. We exited our position during the fiscal year. Sunstone Hotel Investors is a lodging REIT that focuses on the renovation or repositioning of hotels which are operated under nationally recognized brands. Sunstone Hotel Investors, as with many lodging companies, suffered from COVID-19-related travel bans. We exited our position during the fiscal year.

    Top individual contributors to the Fund’s relative performance compared to the Style-Specific Index during the fiscal year included

Rexford Industrial Realty and UDR. Rexford Industrial Realty owns a portfolio of high-quality industrial assets in the Southern Cali-fornia region. Fundamentals for the industrial sector were strong during the fiscal year, driven by e-commerce and investment in tenant supply chains. The company’s outperformance was partly driven by its strong operating fundamentals and increasing growth prospects. UDR is a multi-family REIT that owns, operates and develops a diversified portfolio of apartment homes across top-tier US markets. The overall apartment sector outperformed during the fiscal year as the market rewarded sectors expected to experience improving operating results amidst a continued economic recovery.

    With a changing macroeconomic and geopolitical backdrop as well as expected changes in monetary policy, the Fund seeks a balanced position, with exposure to companies we believe are able to capture near-term growth opportunities, companies with more defensive

2	Invesco Real Estate Fund

characteristics trading at attractive valuations and sectors with long-term structural growth characteristics. At the end of the fiscal year, the Fund held overweight exposure to property types such as apartments and senior housing, which offer fundamental recovery opportunity. To gain exposure to structural growth, the Fund held overweight exposure to industrial REITs and single family residential. The Fund also held underweight exposure to some sectors that proved more durable during the fiscal year of peak COVID-19 disruption but trade at less attractive valuations or have more muted growth profiles relative to peers. This included triple net retail, medical office and self-storage REITs.

    The overall portfolio is biased toward companies we believe have higher-quality assets, supply-constrained real estate market exposure, lower-leveraged balance sheets and better governance characteristics. The unpredictable macro and geopolitical environments suggest caution in taking significant active factors and macro exposures. As such, portfolio risk is still most likely to be allocated to stock or sector specific opportunities where there is a belief that attractive relative value exists.

    We thank you for your continued investment in Invesco Real Estate Fund.

Portfolio manager(s):

Mark Blackburn

James Cowen

Grant Jackson – Lead

Chip McKinley

Joe Rodriguez, Jr. – Lead

Darin Turner

Ping-Ying Wang

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Real Estate Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	8.88%
10 Years	7.86
5 Years	5.58
1 Year	13.49

Class C Shares
Inception (5/1/95)	9.97%
10 Years	7.82
5 Years	5.97
1 Year	18.25

Class R Shares
Inception (4/30/04)	8.87%
10 Years	8.21
5 Years	6.52
1 Year	19.84

Class Y Shares
Inception (10/3/08)	8.63%
10 Years	8.75
5 Years	7.04
1 Year	20.43

Investor Class Shares
Inception (9/30/03)	9.30%
10 Years	8.50
5 Years	6.83
1 Year	20.23

Class R5 Shares
Inception (4/30/04)	9.60%
10 Years	8.88
5 Years	7.18
1 Year	20.58

Class R6 Shares
10 Years	8.95%
5 Years	7.28
1 Year	20.67

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Real Estate Fund

Supplemental Information

Invesco Real Estate Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The FTSE NAREIT All Equity REITs

Index is an unmanaged index considered representative of US REITs.

∎	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Real Estate Fund

Fund Information

Portfolio Composition

By property type	% of total net assets

Apartments	16.51%

Infrastructure REITs	16.29

Industrial	15.31

Health Care	7.64

Shopping Centers	6.91

Single Family Homes	6.33

Specialty	6.21

Data Centers	4.83

Manufactured Homes	4.34

Timber REITs	3.62

Self Storage	3.18

Regional Malls	3.17

Free Standing	2.50

Lodging Resorts	2.47

Money Market Funds Plus Other Assets Less Liabilities	0.69

Top 10 Equity Holdings*

		% of total net assets

1.	Prologis, Inc.	8.25%

2.	American Tower Corp.	7.60

3.	SBA Communications Corp., Class A	5.48

4.	UDR, Inc.	4.95

5.	Equinix, Inc.	4.84

6.	AvalonBay Communities, Inc.	4.65

7.	Invitation Homes, Inc.	4.57

8.	Welltower, Inc.	4.05

9.	Rexford Industrial Realty, Inc.	3.77

10.	VICI Properties, Inc.	3.40

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2022.

7	Invesco Real Estate Fund

Schedule of Investments(a)

February 28, 2022

	Shares	Value

Common Stocks & Other Equity Interests–99.31%
Apartments – 16.51%
AvalonBay Communities, Inc.	378,002	$90,187,498

Camden Property Trust	273,160	45,101,448

Equity Residential	499,444	42,602,573

Mid-America Apartment Communities, Inc.	227,807	46,611,590

UDR, Inc.	1,752,324	96,150,018

		320,653,127

Data Centers–4.83%
Equinix, Inc.	132,256	93,866,051

Diversified–0.00%
BGP Holdings PLC(b)(c)	3,547,941	4

Free Standing – 2.50%
Agree Realty Corp.	243,341	15,610,325

Essential Properties Realty Trust, Inc.	790,077	19,973,147

NETSTREIT Corp.(d)	271,282	6,006,184

Realty Income Corp.	104,594	6,912,617

		48,502,273

Health Care–7.64%
Healthcare Realty Trust, Inc.	334,755	8,730,411

Ventas, Inc.	1,131,617	61,107,318

Welltower, Inc.	942,591	78,508,404

		148,346,133

Industrial–15.31%
Duke Realty Corp.	1,199,075	63,550,975

Exeter Industrial Value Fund L.P.(b)(c)(e)	4,185,000	236,021

Prologis, Inc.	1,098,559	160,224,830

Rexford Industrial Realty, Inc.	1,043,520	73,182,058

		297,193,884

Infrastructure REITs–16.29%
American Tower Corp.	650,191	147,508,832

Crown Castle International Corp.	374,217	62,340,810

SBA Communications Corp., Class A	350,870	106,450,449

		316,300,091

Lodging Resorts–2.47%
Hilton Worldwide Holdings, Inc.(f)	106,394	15,837,811

RLJ Lodging Trust	490,846	6,866,935

Ryman Hospitality Properties, Inc.(d)(f)	286,926	25,281,050

		47,985,796

Manufactured Homes–4.34%
Equity LifeStyle Properties, Inc.	357,156	26,650,981

Sun Communities, Inc.(d)	318,471	57,643,251

		84,294,232

Regional Malls–3.17%
Simon Property Group, Inc.	447,636	61,576,808

Self Storage–3.18%
CubeSmart	337,036	16,248,506

	Shares	Value

Self Storage–(continued)
Life Storage, Inc.	358,804	$45,420,998

		61,669,504

Shopping Centers–6.91%
Brixmor Property Group, Inc.	1,748,409	43,920,034

Kimco Realty Corp.	2,258,952	53,153,141

SITE Centers Corp.	1,054,584	16,398,781

Urban Edge Properties	1,134,941	20,678,625

		134,150,581

Single Family Homes–6.33%
American Homes 4 Rent, Class A	898,175	34,139,632

Invitation Homes, Inc.	2,348,262	88,764,303

		122,903,935

Specialty–6.21%
Gaming and Leisure Properties, Inc.	333,729	15,154,634

Lamar Advertising Co., Class A	184,335	20,103,575

Outfront Media, Inc.	725,611	19,373,814

VICI Properties, Inc.	2,361,363	66,023,709

		120,655,732

Timber REITs–3.62%
PotlatchDeltic Corp.	174,307	9,569,454

Weyerhaeuser Co.	1,560,970	60,690,514

		70,259,968

Total Common Stocks & Other Equity Interests (Cost $1,425,480,805)		1,928,358,119

Money Market Funds–0.84%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(g)(h)	5,425,636	5,425,636

Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(g)(h)	4,623,479	4,623,479

Invesco Treasury Portfolio, Institutional Class, 0.01%(g)(h)	6,200,726	6,200,726

Total Money Market Funds (Cost $16,249,242)		16,249,841

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.15% (Cost $1,441,730,047)		1,944,607,960

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.17%
Invesco Private Government Fund, 0.12%(g)(h)(i)	12,633,272	12,633,272

Invesco Private Prime Fund, 0.08%(g)(h)(i)	29,474,689	29,477,637

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $42,113,964)		42,110,909

TOTAL INVESTMENTS IN SECURITIES–102.32% (Cost $1,483,844,011)		1,986,718,869

OTHER ASSETS LESS LIABILITIES–(2.32)%		(44,998,809)

NET ASSETS–100.00%		$1,941,720,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Real Estate Fund

Investment Abbreviations:

REIT – Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $236,025, which represented less than 1% of the Fund’s Net Assets.

(c)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(d)	All or a portion of this security was out on loan at February 28, 2022.
(e)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exeter Industrial Value Fund L.P.	$315,000	1.26%
(f)	Non-income producing security.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2022.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 4,107,238	$95,706,850	$(94,388,452)	$ -	$-	$ 5,425,636	$1,058
Invesco Liquid Assets Portfolio, Institutional Class	5,655,340	67,872,762	(68,903,061)	(1,540)	(22)	4,623,479	534
Invesco Treasury Portfolio, Institutional Class	4,693,987	109,379,256	(107,872,517)	-	-	6,200,726	494
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	284,385,257	(271,751,985)	-	-	12,633,272	3,171*
Invesco Private Prime Fund	-	580,520,556	(551,031,196)	(3,055)	(8,668)	29,477,637	32,561*
Total	$14,456,565	$1,137,864,681	$(1,093,947,211)	$ (4,595)	$(8,690)	$ 58,360,750	$37,818

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of February 28, 2022.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Real Estate Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:
Investments in unaffiliated securities, at value (Cost $1,425,480,805)*	$1,928,358,119

Investments in affiliated money market funds, at value (Cost $58,363,206)	58,360,750

Foreign currencies, at value (Cost $223)	214

Receivable for:
Investments sold	24,089,463

Fund shares sold	1,912,452

Dividends	657,823

Investment for trustee deferred compensation and retirement plans	347,664

Other assets	63,449

Total assets	2,013,789,934

Liabilities:
Payable for:
Investments purchased	25,125,343

Fund shares reacquired	3,195,628

Collateral upon return of securities loaned	42,113,964

Accrued fees to affiliates	1,041,018

Accrued trustees’ and officers’ fees and benefits	19,244

Accrued other operating expenses	198,452

Trustee deferred compensation and retirement plans	376,225

Total liabilities	72,069,874

Net assets applicable to shares outstanding	$1,941,720,060

Net assets consist of:
Shares of beneficial interest	$1,406,349,258

Distributable earnings	535,370,802

$ 1,941,720,060

Net Assets:
Class A	$834,552,172

Class C	$37,459,265

Class R	$114,999,102

Class Y	$296,637,818

Investor Class	$33,025,629

Class R5	$283,546,272

Class R6	$341,499,802

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	39,459,129

Class C	1,784,944

Class R	5,428,557

Class Y	14,033,606

Investor Class	1,566,396

Class R5	13,411,627

Class R6	16,157,593

Class A:
Net asset value per share	$21.15

Maximum offering price per share (Net asset value of $21.15 ÷ 94.50%)	$22.38

Class C:
Net asset value and offering price per share	$20.99

Class R:
Net asset value and offering price per share	$21.18

Class Y:
Net asset value and offering price per share	$21.14

Investor Class:
Net asset value and offering price per share	$21.08

Class R5:
Net asset value and offering price per share	$21.14

Class R6:
Net asset value and offering price per share	$21.14

*	At February 28, 2022, securities with an aggregate value of $40,421,424 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Real Estate Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Dividends	$34,386,865

Dividends from affiliated money market funds (includes securities lending income of $41,319)	43,405

Total investment income	34,430,270

Expenses:

Advisory fees	14,955,326

Administrative services fees	281,604

Custodian fees	5,625

Distribution fees:
Class A	2,188,273

Class C	414,163

Class R	597,408

Investor Class	56,053

Transfer agent fees – A, C, R, Y and Investor	3,038,666

Transfer agent fees – R5	293,346

Transfer agent fees – R6	86,872

Trustees’ and officers’ fees and benefits	42,607

Registration and filing fees	132,793

Reports to shareholders	142,929

Professional services fees	75,531

Other	36,935

Total expenses	22,348,131

Less: Fees waived and/or expense offset arrangement(s)	(6,998)

Net expenses	22,341,133

Net investment income	12,089,137

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	239,264,266

Affiliated investment securities	(8,690)

239,255,576

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	113,837,778

Affiliated investment securities	(4,595)

Foreign currencies	(14)

113,833,169

Net realized and unrealized gain	353,088,745

Net increase in net assets resulting from operations	$365,177,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$12,089,137	$19,884,506

Net realized gain (loss)	239,255,576	(71,780,657)

Change in net unrealized appreciation	113,833,169	80,023,720

Net increase in net assets resulting from operations	365,177,882	28,127,569

Distributions to shareholders from distributable earnings:
Class A	(50,935,385)	(42,712,621)

Class C	(2,081,738)	(1,703,280)

Class R	(6,621,764)	(4,128,668)

Class Y	(19,059,695)	(14,655,908)

Investor Class	(1,848,651)	(2,129,016)

Class R5	(18,230,861)	(17,671,184)

Class R6	(23,020,346)	(16,566,750)

Total distributions from distributable earnings	(121,798,440)	(99,567,427)

Return of capital:
Class A	(1,296,414)	-

Class C	(52,984)	-

Class R	(168,535)	-

Class Y	(485,102)	-

Investor Class	(47,051)	-

Class R5	(464,007)	-

Class R6	(585,907)	-

Total return of capital	(3,100,000)	-

Total distributions	(124,898,440)	(99,567,427)

Share transactions–net:
Class A	(76,686,465)	206,855,280

Class C	(6,390,505)	10,947,348

Class R	(2,326,304)	42,752,924

Class Y	4,676,831	63,329,437

Investor Class	2,011,607	(5,310,138)

Class R5	5,285,773	3,700,100

Class R6	(21,903,084)	116,960,060

Net increase (decrease) in net assets resulting from share transactions	(95,332,147)	439,235,011

Net increase in net assets	144,947,295	367,795,153

Net assets:
Beginning of year	1,796,772,765	1,428,977,612

End of year	$1,941,720,060	$1,796,772,765

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/22	$18.67	$ 0.10	$ 3.73	$ 3.83	$(0.21)	$(1.11)	$(0.03)	$(1.35)	$21.15	20.12%		$834,552	1.23%		1.23%		0.45%		59%
Year ended 02/28/21	20.72	0.17	(0.89)	(0.72)	(0.28)	(1.05)	–	(1.33)	18.67	(2.59)		804,058	1.28		1.28		0.98		156
Year ended 02/29/20	20.94	0.30	1.44	1.74	(0.35)	(1.61)	–	(1.96)	20.72	8.11		627,197	1.23		1.23		1.33		59
Year ended 02/28/19	19.32	0.32	2.70	3.02	(0.28)	(1.12)	–	(1.40)	20.94	15.98		661,325	1.27		1.27		1.54		47
Year ended 02/28/18	21.64	0.30	(1.35)	(1.05)	(0.25)	(1.02)	–	(1.27)	19.32	(5.38)		659,464	1.27		1.27		1.38		44
Class C
Year ended 02/28/22	18.53	(0.07)	3.71	3.64	(0.04)	(1.11)	(0.03)	(1.18)	20.99	19.25		37,459	1.98		1.98		(0.30)		59
Year ended 02/28/21	20.56	0.04	(0.88)	(0.84)	(0.14)	(1.05)	–	(1.19)	18.53	(3.33)		38,752	2.03		2.03		0.23		156
Year ended 02/29/20	20.80	0.13	1.42	1.55	(0.18)	(1.61)	–	(1.79)	20.56	7.25		27,928	1.98		1.98		0.58		59
Year ended 02/28/19	19.20	0.16	2.68	2.84	(0.12)	(1.12)	–	(1.24)	20.80	15.10		38,515	2.02		2.02		0.79		47
Year ended 02/28/18	21.50	0.14	(1.34)	(1.20)	(0.08)	(1.02)	–	(1.10)	19.20	(6.04)		76,811	2.02		2.02		0.63		44
Class R
Year ended 02/28/22	18.70	0.04	3.73	3.77	(0.15)	(1.11)	(0.03)	(1.29)	21.18	19.79		114,999	1.48		1.48		0.20		59
Year ended 02/28/21	20.74	0.13	(0.89)	(0.76)	(0.23)	(1.05)	–	(1.28)	18.70	(2.81)		103,667	1.53		1.53		0.73		156
Year ended 02/29/20	20.97	0.24	1.43	1.67	(0.29)	(1.61)	–	(1.90)	20.74	7.78		60,630	1.48		1.48		1.08		59
Year ended 02/28/19	19.35	0.27	2.70	2.97	(0.23)	(1.12)	–	(1.35)	20.97	15.67		68,733	1.52		1.52		1.29		47
Year ended 02/28/18	21.66	0.24	(1.34)	(1.10)	(0.19)	(1.02)	–	(1.21)	19.35	(5.56)		74,367	1.52		1.52		1.13		44
Class Y
Year ended 02/28/22	18.66	0.15	3.73	3.88	(0.26)	(1.11)	(0.03)	(1.40)	21.14	20.43		296,638	0.98		0.98		0.70		59
Year ended 02/28/21	20.71	0.22	(0.90)	(0.68)	(0.32)	(1.05)	–	(1.37)	18.66	(2.33)		256,699	1.03		1.03		1.23		156
Year ended 02/29/20	20.94	0.36	1.42	1.78	(0.40)	(1.61)	–	(2.01)	20.71	8.33		204,951	0.98		0.98		1.58		59
Year ended 02/28/19	19.32	0.37	2.70	3.07	(0.33)	(1.12)	–	(1.45)	20.94	16.28		188,940	1.02		1.02		1.79		47
Year ended 02/28/18	21.63	0.35	(1.34)	(0.99)	(0.30)	(1.02)	–	(1.32)	19.32	(5.09)		191,203	1.02		1.02		1.63		44
Investor Class
Year ended 02/28/22	18.61	0.11	3.71	3.82	(0.21)	(1.11)	(0.03	(1.35)	21.08	20.17	(d)	33,026	1.16	(d)	1.16	(d)	0.52	(d)	59
Year ended 02/28/21	20.65	0.18	(0.89)	(0.71)	(0.28)	(1.05)	–	(1.33)	18.61	(2.53	)(d)	27,546	1.23	(d)	1.23	(d)	1.03	(d)	156
Year ended 02/29/20	20.89	0.30	1.42	1.72	(0.35)	(1.61)	–	(1.96)	20.65	8.06	(d)	37,537	1.22	(d)	1.22	(d)	1.34	(d)	59
Year ended 02/28/19	19.27	0.32	2.70	3.02	(0.28)	(1.12)	–	(1.40)	20.89	16.05	(d)	32,447	1.23	(d)	1.23	(d)	1.58	(d)	47
Year ended 02/28/18	21.58	0.30	(1.34)	(1.04)	(0.25)	(1.02)	–	(1.27)	19.27	(5.33	)(d)	32,868	1.23	(d)	1.23	(d)	1.42	(d)	44
Class R5
Year ended 02/28/22	18.66	0.18	3.73	3.91	(0.29)	(1.11)	(0.03)	(1.43)	21.14	20.58		283,546	0.86		0.86		0.82		59
Year ended 02/28/21	20.71	0.25	(0.91)	(0.66)	(0.34)	(1.05)	–	(1.39)	18.66	(2.22)		247,114	0.87		0.87		1.39		156
Year ended 02/29/20	20.94	0.38	1.43	1.81	(0.43)	(1.61)	–	(2.04)	20.71	8.47		268,267	0.87		0.87		1.69		59
Year ended 02/28/19	19.32	0.40	2.69	3.09	(0.35)	(1.12)	–	(1.47)	20.94	16.41		258,447	0.88		0.88		1.93		47
Year ended 02/28/18	21.63	0.38	(1.34)	(0.96)	(0.33)	(1.02)	–	(1.35)	19.32	(4.96)		258,599	0.89		0.89		1.76		44
Class R6
Year ended 02/28/22	18.66	0.20	3.72	3.92	(0.30)	(1.11)	(0.03)	(1.44)	21.14	20.67		341,500	0.78		0.78		0.90		59
Year ended 02/28/21	20.71	0.26	(0.90)	(0.64)	(0.36)	(1.05)	–	(1.41)	18.66	(2.13)		318,936	0.79		0.79		1.47		156
Year ended 02/29/20	20.93	0.40	1.44	1.84	(0.45)	(1.61)	–	(2.06)	20.71	8.60		202,467	0.79		0.79		1.77		59
Year ended 02/28/19	19.31	0.41	2.70	3.11	(0.37)	(1.12)	–	(1.49)	20.93	16.52		160,145	0.80		0.80		2.01		47
Year ended 02/28/18	21.63	0.40	(1.35)	(0.95)	(0.35)	(1.02)	–	(1.37)	19.31	(4.93)		100,866	0.80		0.80		1.85		44

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $630,639,314 and sold of $40,029,958 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Real Estate Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.18%, 0.20%, 0.24% 0.21% and 0.21% for the years ended February 28, 2022, February 28, 2021, February 29, 2020, February 28, 2019 and February 28, 2018, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Real Estate Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

14	Invesco Real Estate Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2022, the Fund paid the Adviser $1,301 in fees for securities lending agent services.

J.	Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers.

15	Invesco Real Estate Fund

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Other risks of investing in emerging markets securities may include additional transaction costs, delays in settlement procedures, and lack of timely information.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C,

16	Invesco Real Estate Fund

Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.34%, 2.09%, 1.59%, 1.09%, 1.34%, 0.97% and 0.92%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2022, the Adviser waived advisory fees of $5,031.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The Fund pursuant to the Class C Plan and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and at the annual rate of 0.50% of the average daily net assets of Class R shares, respectively. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $80,091 in front-end sales commissions from the sale of Class A shares and $2,219 and $2,944 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,928,122,094	$-	$236,025	$1,928,358,119

Money Market Funds	16,249,841	42,110,909	-	58,360,750

Total Investments	$1,944,371,935	$42,110,909	$236,025	$1,986,718,869

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,967.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred

17	Invesco Real Estate Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$14,213,175	$28,474,597

Long-term capital gain	107,585,265	71,092,830

Return of capital	3,100,000	-

Total distributions	$124,898,440	$99,567,427

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed long-term capital gain	$50,697,419

Net unrealized appreciation – investments	487,229,750

Net unrealized appreciation (depreciation) – foreign currencies	(14)

Temporary book/tax differences	(267,006)

Late-Year ordinary loss deferral	(2,289,347)

Shares of beneficial interest	1,406,349,258

Total net assets	$1,941,720,060

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2022.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $1,182,751,949 and $1,375,810,051, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$517,393,441

Aggregate unrealized (depreciation) of investments	(30,163,691)

Net unrealized appreciation of investments	$487,229,750

Cost of investments for tax purposes is $1,499,489,119.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, equalization and return of capital distributions, on February 28, 2022, undistributed net investment income was increased by $7,839,138, undistributed net realized gain was decreased by $13,094,378 and shares of beneficial interest was increased by $5,255,240. Further, as a result of tax deferrals acquired in the reorganization of Invesco Oppenheimer Real Estate Fund into the Fund, and . These reclassifications had no effect on the net assets of the Fund.

18	Invesco Real Estate Fund

NOTE 10–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	4,599,639	$101,285,343	7,132,556	$126,165,784

Class C	370,164	8,176,178	345,281	6,138,107

Class R	1,139,728	25,110,708	786,892	13,901,916

Class Y	4,501,276	96,972,828	5,073,488	89,768,751

Investor Class	286,467	6,272,646	182,728	3,236,680

Class R5	4,256,177	94,533,039	3,854,748	68,248,825

Class R6	4,575,867	100,428,834	5,151,156	90,476,088

Issued as reinvestment of dividends:
Class A	2,220,547	49,862,674	2,438,552	40,639,632

Class C	91,442	2,050,259	95,609	1,581,329

Class R	301,053	6,783,408	246,385	4,127,368

Class Y	589,585	13,217,508	616,551	10,289,152

Investor Class	81,551	1,825,391	124,462	2,055,082

Class R5	834,764	18,689,560	1,063,534	17,633,674

Class R6	1,045,576	23,381,188	975,532	16,324,034

Automatic conversion of Class C shares to Class A shares:
Class A	297,883	6,499,848	818,497	14,428,058

Class C	(299,945)	(6,499,848)	(823,871)	(14,428,058)

Issued in connection with acquisitions:(b)
Class A	-	-	17,572,308	293,751,283

Class C	-	-	2,249,756	37,367,211

Class R	-	-	3,800,712	63,660,703

Class Y	-	-	5,359,726	89,531,346

Class R5	-	-	480	8,007

Class R6	-	-	13,725,949	229,101,643

Reacquired:
Class A	(10,733,231)	(234,334,330)	(15,160,713)	(268,129,477)

Class C	(468,088)	(10,117,094)	(1,133,668)	(19,711,241)

Class R	(1,556,998)	(34,220,420)	(2,211,851)	(38,937,063)

Class Y	(4,816,165)	(105,513,505)	(7,185,142)	(126,259,812)

Investor Class	(281,795)	(6,086,430)	(644,393)	(10,601,900)

Class R5	(4,920,442)	(107,936,826)	(4,631,084)	(82,190,406)

Class R6	(6,559,846)	(145,713,106)	(12,534,667)	(218,941,705)

Net increase (decrease) in share activity	(4,444,791)	$(95,332,147)	27,289,513	$439,235,011

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on April 17, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Real Estate Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 42,708,931 shares of the Fund for 34,206,907 shares outstanding of the Target Fund as of the close of business on April 17, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 17, 2020. The Target Fund’s net assets as of the close of business on April 17, 2020 of $713,420,193, including $37,161,369 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,201,814,189 and $1,915,234,382 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$23,400,431

Net realized/unrealized gains (losses)	(127,280,092)

Change in net assets resulting from operations	$(103,879,661)

As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 18, 2020.

19	Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20	Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$960.80	$5.88	$1,018.79	$6.06	1.21%
Class C	1,000.00	957.60	9.51	1,015.08	9.79	1.96
Class R	1,000.00	960.10	7.10	1,017.55	7.30	1.46
Class Y	1,000.00	962.00	4.67	1,020.03	4.81	0.96
Investor Class	1,000.00	961.30	5.35	1,019.34	5.51	1.10
Class R5	1,000.00	962.10	4.23	1,020.48	4.36	0.87
Class R6	1,000.00	962.90	3.84	1,020.88	3.96	0.79

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21	Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$115,941,265
Qualified Dividend Income*	2.51%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	93.73%
Business Interest Income*	0.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22	Invesco Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors    are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)
				Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) Positive Planet US
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Real Estate Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Real Estate Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

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To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	REA-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Short Duration Inflation Protected Fund

Nasdaq:

A: LMTAX ∎ A2: SHTIX ∎ Y: LMTYX ∎ R5: ALMIX ∎ R6: SDPSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

17	Report of Independent Registered Public Accounting Firm

18	Fund Expenses

19	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Short Duration Inflation Protected Fund (the Fund), at net asset value (NAV), underper-formed the ICE BofA 1-5 Year US Inflation-Linked Treasury Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.65%
Class A2 Shares	4.66
Class Y Shares	4.91
Class R5 Shares	4.91
Class R6 Shares	4.84
ICE BofA 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style- Specific Index)	5.43
Lipper Inflation Protected Bond Funds Index∎ (Peer Group Index)	5.38
Source(s):▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,1 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by

0.75% to end the quarter at 2.41%.1 Importantly, short-term rates, which are closely tied to Federal Reserve policy, were quite steady. Two-year US Treasury yields moved up just 0.05% to 0.16%.1

    Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the fiscal year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.2 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter of 2021 and economically sensitive areas such as the consumer discretionary and industrials sectors began to recover.

    In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose to 7%,3 its highest level in nearly 40 years. Though the US Federal Reserve (the Fed) left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52%.1 The yield curve, as measured by the yield differential between two- and 10-year Treasuries flattened during the quarter. Despite the withdrawal of central bank support and coronavirus variants raising concerns about economic reopenings and the resumption of travel, we believe investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2022.

    At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukraine. World leaders levied sanctions against Russia that we believe will likely have material effects on its fixed income markets, particularly sovereign debt, corporates and levels of liquidity. Regarding inflation concerns, political uncertainty should give central banks a reason to be cautious, with the Fed unlikely to raise rates by more than 0.25% at the March Federal Open Market Committee meeting, whereas before this crisis, a 0.50% increase was increasingly likely.

    Against this backdrop, shorter-term US Treasury inflation-protected securities (TIPS) posted positive returns for the fiscal year as the ICE BofA 1-5 Year US Inflation-Linked Treasury Index returned 5.43%. Lower short-term yields coupled with increased inflation expectations were the primary drivers of the Fund’s positive performance. The average yield on the style-specific index decreased 10 basis points and ended the fiscal year at -2.10%.4 Shorter-term TIPS outperformed their nominal US Treasury counterparts on a maturity matched basis as yields on nominal US Treasuries rose while real yields for 2-year TIPS fell during the fiscal year.5 The difference between yields on a maturity-matched basis and nominal yields on US Treasuries and TIPS is a measure of inflation expectations, also known as break-even inflation (the amount of inflation needed for TIPS to break-even with nominal Treasuries).

    We seek to replicate the risk and return characteristics of the Fund’s broad market/ style-specific index, the ICE BofA 1-5 Year US Inflation-Linked Treasury Index, by generally investing in the component securities of the index in their respective weightings. For the fiscal year, the Fund generated positive returns and underperformed its broad market/ style-specific benchmark. The Fund’s performance will typically lag its index due to fees. The rapid rise of inflation, caused by supply chain disruptions and increasing oil prices, helped drive positive returns for the Fund during the fiscal year.

    We wish to remind you that the Fund is subject to real interest rate risk, meaning the values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. However, the Fund invests in shorter-duration inflation-indexed securities, which tend to have less real interest rate risk. Inflation-indexed securities typically provide principal and interest payments that are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level for goods and services. However, at maturity, the value of TIPS can not fall below their par value. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed securities. Conversely, if inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed securities. The Fund’s income from its investments in inflation-indexed securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed income securities.

    We are monitoring real interest rates and the market, as well as economic and geopolitical factors that may impact the direction, speed and magnitude of changes to real interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If real interest rates rise, or fall faster than expected, inflation-indexed security markets may experience increased volatility, which may affect the value and/or liquidity of the Fund’s investments.

    Thank you for investing in Invesco Short Duration Inflation Protected Fund and for sharing our long-term investment horizon.

1 Source: US Federal Reserve

2	Invesco Short Duration Inflation Protected Fund

2 Source: US Bureau of Labor Statistics

3 Source: US Bureau of Economic Analysis

4 Source: Bloomberg LP

5 Source: US Department of the Treasury

Portfolio manager(s):

Robert Young

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Duration Inflation Protected Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/29/12

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

*The Fund’s oldest share class (Class R5) does not have a sales charge. Therefore, the second-oldest share class, which has a sales charge (Class A2), is also included in the chart.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.71%
10 Years	1.42
5 Years	2.33
1 Year	2.01

Class A2 Shares
Inception (12/15/87)	3.78%
10 Years	1.65
5 Years	2.74
1 Year	3.61

Class Y Shares
Inception (10/3/08)	1.67%
10 Years	1.86
5 Years	3.13
1 Year	4.91

Class R5 Shares
Inception (7/13/87)	4.02%
10 Years	1.86
5 Years	3.10
1 Year	4.91

Class R6 Shares
10 Years	1.86%
5 Years	3.15
1 Year	4.84

Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares at net asset value and restated to reflect the 12b-1 fees applicable to Class A2 shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Duration Inflation Protected Fund

Supplemental Information

Invesco Short Duration Inflation Protected Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The ICE BofA 1-5 Year US Inflation- Linked Treasury Index is composed of US Treasury Inflation-Protected Securities with maturities between one and five years.
∎	The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.
∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Perfor- mance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Duration Inflation Protected Fund

Fund Information

Portfolio Composition

By U.S. Treasury Securities

Maturity Date	Coupon Rate	% of Total Net Assets

4/15/2023	0.62%	6.80%

7/15/2023	0.37	6.36

1/15/2024	0.62	6.37

4/15/2024	0.50	4.65

7/15/2024	0.13	6.30

10/15/2024	0.13	4.98

1/15/2025	2.37	5.74

1/15/2025	0.25	6.29

4/15/2025	0.13	5.00

7/15/2025	0.38	6.38

10/15/2025	0.13	4.84

1/15/2026	0.62	6.62

1/15/2026	2.00	3.94

4/15/2026	0.13	5.56

7/15/2026	0.13	5.64

10/15/2026	0.13	5.20

1/15/2027	0.37	5.91

1/15/2027	2.37	3.32

Money Market Funds Plus Other Assets Less Liabilities		0.10

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2022.

7	Invesco Short Duration Inflation Protected Fund

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–99.90%
U.S. Treasury Inflation – Indexed Notes–99.90%(a)
U.S. Treasury Inflation - Indexed Notes	0.62%	04/15/2023	$38,341	$40,250,244
U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2023	35,562	37,603,361
U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2024	35,460	37,695,351
U.S. Treasury Inflation - Indexed Notes	0.50%	04/15/2024	25,853	27,511,189
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2024	35,002	37,248,633
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024	27,678	29,454,155
U.S. Treasury Inflation - Indexed Notes	0.25 - 2.37%	01/15/2025	64,978	71,207,127
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	27,772	29,549,813
U.S. Treasury Inflation - Indexed Notes	0.38%	07/15/2025	35,007	37,743,968
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	26,776	28,633,427
U.S. Treasury Inflation - Indexed Notes	0.62 - 2.00%	01/15/2026	56,348	62,418,986
U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	30,790	32,863,676
U.S. Treasury Inflation - Indexed Notes	0.13%	07/15/2026	31,084	33,393,039
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026	28,596	30,740,846
U.S. Treasury Inflation - Indexed Notes	0.37 - 2.37%	01/15/2027	48,693	54,608,938
Total U.S. Treasury Securities (Cost $573,461,843)				590,922,753
			Shares
Money Market Funds–0.25%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(b)(c)			516,175	516,175
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(b)(c)			368,666	368,666
Invesco Treasury Portfolio, Institutional Class, 0.01%(b)(c)			589,914	589,914
Total Money Market Funds (Cost $1,474,755)				1,474,755
TOTAL INVESTMENTS IN SECURITIES–100.15% (Cost $574,936,598)				592,397,508
OTHER ASSETS LESS LIABILITIES–(0.15)%				(872,058)
NET ASSETS–100.00%				$591,525,450
Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.
(b)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2022.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value February 28, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$198,866	$39,184,881	$(38,867,572)	$-	$-	$516,175	$181
Invesco Liquid Assets Portfolio, Institutional Class	142,011	27,810,751	(27,583,913)	-	(183)	368,666	24
Invesco Treasury Portfolio, Institutional Class	227,275	44,782,721	(44,420,082)	-	-	589,914	84
Total	$568,152	$111,778,353	$(110,871,567)	$-	$(183)	$1,474,755	$289

(c)	The rate shown is the 7-day SEC standardized yield as of February 28, 2022.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $ 573,461,843)	$590,922,753

Investments in affiliated money market funds, at value (Cost $ 1,474,755)	1,474,755

Receivable for:
Fund shares sold	2,514,216

Dividends	6

Interest	518,319

Investment for trustee deferred compensation and retirement plans	84,817

Other assets	54,078

Total assets	595,568,944

Liabilities:
Payable for:
Investments purchased	1,479,968

Fund shares reacquired	2,289,033

Accrued fees to affiliates	68,728

Accrued trustees’ and officers’ fees and benefits	3,796

Accrued other operating expenses	108,204

Trustee deferred compensation and retirement plans	93,765

Total liabilities	4,043,494

Net assets applicable to shares outstanding	$591,525,450

Net assets consist of:
Shares of beneficial interest	$584,035,238

Distributable earnings	7,490,212

$591,525,450

Net Assets:
Class A	$126,717,520

Class A2	$13,778,087

Class Y	$100,464,506

Class R5	$28,283,270

Class R6	$322,282,067

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	11,654,724

Class A2	1,265,801

Class Y	9,226,789

Class R5	2,598,475

Class R6	29,610,766

Class A:
Net asset value per share	$10.87

Maximum offering price per share (Net asset value of $10.87 ÷ 97.50%)	$11.15

Class A2:
Net asset value per share	$10.88

Maximum offering price per share (Net asset value of $10.88 ÷ 99.00%)	$10.99

Class Y:
Net asset value and offering price per share	$10.89

Class R5:
Net asset value and offering price per share	$10.88

Class R6:
Net asset value and offering price per share	$10.88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Treasury Inflation-Protected Securities inflation adjustments	$32,914,033

Dividends from affiliated money market funds	289

Total investment income	32,914,322

Expenses:

Advisory fees	1,121,841

Administrative services fees	80,568

Custodian fees	11,741

Distribution fees:
Class A	259,723

Class A2	22,516

Transfer agent fees – A, A2, and Y	181,139

Transfer agent fees – R5	10,593

Transfer agent fees – R6	70,578

Trustees’ and officers’ fees and benefits	26,863

Registration and filing fees	99,292

Licensing fees	59,752

Reports to shareholders	14,696

Professional services fees	42,471

Other	15,813

Total expenses	2,017,586

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(111,774)

Net expenses	1,905,812

Net investment income	31,008,510

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	3,855,977

Affiliated investment securities	(183)

3,855,794

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(7,537,836)

Net realized and unrealized gain (loss)	(3,682,042)

Net increase in net assets resulting from operations	$27,326,468

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:

Net investment income	$31,008,510	$5,663,105

Net realized gain	3,855,794	2,945,455

Change in net unrealized appreciation (depreciation)	(7,537,836)	15,217,413

Net increase in net assets resulting from operations	27,326,468	23,825,973

Distributions to shareholders from distributable earnings:

Class A	(4,781,414)	(409,031)

Class A2	(605,908)	(148,205)

Class Y	(2,935,679)	(272,300)

Class R5	(813,165)	(34,247)

Class R6	(15,207,317)	(4,537,247)

Total distributions from distributable earnings	(24,343,483)	(5,401,030)

Return of capital:

Class A	–	(67,487)

Class A2	–	(24,453)

Class Y	–	(44,927)

Class R5	–	(5,650)

Class R6	–	(748,615)

Total return of capital	–	(891,132)

Total distributions	(24,343,483)	(6,292,162)

Share transactions–net:
Class A	51,098,411	28,775,283

Class A2	(1,938,647)	(1,609,294)

Class Y	67,294,355	14,674,746

Class R5	23,874,708	2,140,187

Class R6	(72,679,696)	(89,951,791)

Net increase (decrease) in net assets resulting from share transactions	67,649,131	(45,970,869)

Net increase (decrease) in net assets	70,632,116	(28,437,058)

Net assets:

Beginning of year	520,893,334	549,330,392

End of year	$591,525,450	$520,893,334

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Duration Inflation Protected Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/28/22	$10.82	$0.57	$(0.07)	$0.50	$(0.45)	$–	$(0.45)	$10.87	4.65%	$126,718	0.55%	0.61%	5.23%	53%
Year ended 02/28/21	10.43	0.09	0.40	0.49	(0.09)	(0.01)	(0.10)	10.82	4.76	76,073	0.55	0.67	0.87	49
Year ended 02/29/20	10.16	0.22	0.24	0.46	(0.16)	(0.03)	(0.19)	10.43	4.61	45,383	0.55	0.66	2.17	45
Year ended 02/28/19	10.29	0.20	(0.08)	0.12	(0.25)	–	(0.25)	10.16	1.23	46,384	0.55	0.67	1.97	37
Year ended 02/28/18	10.58	0.20	(0.29)	(0.09)	(0.20)	–	(0.20)	10.29	(0.86)	45,609	0.55	0.65	2.02	48
Class A2
Year ended 02/28/22	10.84	0.59	(0.09)	0.50	(0.46)	–	(0.46)	10.88	4.66	13,778	0.45	0.51	5.33	53
Year ended 02/28/21	10.45	0.10	0.40	0.50	(0.09)	(0.02)	(0.11)	10.84	4.86	15,618	0.45	0.57	0.97	49
Year ended 02/29/20	10.17	0.23	0.25	0.48	(0.17)	(0.03)	(0.20)	10.45	4.81	16,641	0.45	0.56	2.27	45
Year ended 02/28/19	10.30	0.21	(0.08)	0.13	(0.26)	–	(0.26)	10.17	1.33	17,255	0.45	0.57	2.07	37
Year ended 02/28/18	10.59	0.22	(0.30)	(0.08)	(0.21)	–	(0.21)	10.30	(0.76)	19,826	0.45	0.55	2.12	48
Class Y
Year ended 02/28/22	10.84	0.60	(0.07)	0.53	(0.48)	–	(0.48)	10.89	4.91	100,465	0.30	0.36	5.48	53
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.02	33,512	0.30	0.42	1.12	49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.86	17,906	0.30	0.41	2.42	45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.48	9,843	0.30	0.42	2.22	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.51)	12,778	0.30	0.40	2.27	48
Class R5
Year ended 02/28/22	10.83	0.60	(0.07)	0.53	(0.48)	–	(0.48)	10.88	4.91	28,283	0.30	0.34	5.48	53
Year ended 02/28/21	10.44	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.83	5.02	4,640	0.30	0.34	1.12	49
Year ended 02/29/20	10.18	0.25	0.23	0.48	(0.19)	(0.03)	(0.22)	10.44	4.81	2,340	0.29	0.29	2.43	45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.50	2,976	0.28	0.28	2.24	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.50)	723	0.29	0.29	2.28	48
Class R6
Year ended 02/28/22	10.84	0.61	(0.09)	0.52	(0.48)	–	(0.48)	10.88	4.84	322,282	0.28	0.28	5.50	53
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.05	391,051	0.27	0.27	1.15	49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.92	467,061	0.26	0.26	2.46	45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.52	624,598	0.27	0.27	2.25	37
Year ended 02/28/18	10.59	0.24	(0.29)	(0.05)	(0.23)	–	(0.23)	10.31	(0.48)	709,402	0.26	0.26	2.31	48

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Duration Inflation Protected Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual

13	Invesco Short Duration Inflation Protected Fund

results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

I.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.200%

Over $500 million	0.175%

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.20%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2022, the Adviser waived advisory fees of $194 and reimbursed class level expenses of $63,322, $9,384, $34,152, $4,602 and $0 of Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2022, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $24,321 and $140 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $15,761 and $0 from Class A and Class A2 shares, respectively, for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

14	Invesco Short Duration Inflation Protected Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$590,922,753	$–	$590,922,753

Money Market Funds	1,474,755	–	–	1,474,755

Total Investments	$1,474,755	$590,922,753	$–	$592,397,508

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $120.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income	$24,343,483	$5,401,030

Return of capital	–	891,132

Total distributions	$24,343,483	$6,292,162

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$6,507,020

Net unrealized appreciation - investments	17,113,802

Temporary book/tax differences	(57,711)

Capital loss carryforward	(16,072,899)

Shares of beneficial interest	584,035,238

Total net assets	$591,525,450

15	Invesco Short Duration Inflation Protected Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$225,750	$15,847,149	$16,072,899

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $343,058,273 and $300,311,978, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$18,115,693

Aggregate unrealized (depreciation) of investments	(1,001,891)

Net unrealized appreciation of investments	$17,113,802

Cost of investments for tax purposes is $575,283,706.

NOTE 9–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2022(a)		February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	7,903,870	$86,807,110	4,750,132	$50,511,609

Class A2	11,088	121,581	25,206	266,420

Class Y	9,681,062	106,438,352	3,921,203	41,706,136

Class R5	2,344,506	25,790,989	266,930	2,798,633

Class R6	6,007,248	66,233,446	4,359,471	46,067,170

Issued as reinvestment of dividends:
Class A	395,658	4,281,458	38,963	403,271

Class A2	48,672	527,752	14,592	150,779

Class Y	226,566	2,452,625	24,209	253,461

Class R5	20,290	219,723	2,318	24,402

Class R6	1,398,568	15,171,414	511,986	5,284,702

Reacquired:
Class A	(3,672,740)	(39,990,157)	(2,110,472)	(22,139,597)

Class A2	(235,202)	(2,587,980)	(191,692)	(2,026,493)

Class Y	(3,772,445)	(41,596,622)	(2,567,460)	(27,284,851)

Class R5	(194,536)	(2,136,004)	(65,146)	(682,848)

Class R6	(13,881,330)	(154,084,556)	(13,496,433)	(141,303,663)

Net increase (decrease) in share activity	6,281,275	$67,649,131	(4,516,193)	$(45,970,869)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16	Invesco Short Duration Inflation Protected Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Short Duration Inflation Protected Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Duration Inflation Protected Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

17	Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,011.60	$2.74	$1,022.07	$2.76	0.55%
Class A2	1,000.00	1,011.20	2.24	1,022.56	2.26	0.45
Class Y	1,000.00	1,012.90	1.50	1,023.31	1.51	0.30
Class R5	1,000.00	1,012.00	1.50	1,023.31	1.51	0.30
Class R6	1,000.00	1,012.00	1.45	1,023.36	1.45	0.29

1

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

2	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

18	Invesco Short Duration Inflation Protected Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	100.00%
Qualified Business Income*	0.00%
Business Interest Income*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

19	Invesco Short Duration Inflation Protected Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Short Duration Inflation Protected Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Short Duration Inflation Protected Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 003-39519	Invesco Distributors, Inc.	SDIP-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco Short Term Bond Fund

Nasdaq:

A: STBAX ∎ C: STBCX ∎ R: STBRX ∎ Y: STBYX ∎ R5: ISTBX ∎ R6: ISTFX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

24	Financial Statements

27	Financial Highlights

28	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm

36	Fund Expenses

37	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2022, Class A shares of Invesco Short Term Bond Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg 1-3 Year Government/Credit Index, the Fund’s style-specific benchmark.

   Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/21 to 2/28/22, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.20%
Class C Shares	-2.52
Class R Shares	-2.54
Class Y Shares	-1.94
Class R5 Shares	-1.89
Class R6 Shares	-1.95
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	-2.64
Bloomberg 1-3 Year Government/Credit Index▼ (Style-Specific Index)	-1.62
Lipper Short Investment Grade Debt Funds Index∎ (Peer Group Index)	-1.40
Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,1 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.75% to end the quarter at 2.41%.1 Importantly, short-term rates, which are closely tied to the US Federal Reserve (the Fed) policy, were quite steady. Two-year US Treasury yields moved up just 0.05% to 0.16%.1

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the fiscal year due to a sharply rising interest rate environment. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.2 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter of 2021 and economically sensitive areas such as the consumer discretionary and industrials sectors began to recover.

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose to 7%,3 its highest level in nearly 40 years. Though the Fed left policy rates unchanged in the quarter, the Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation and the announced reduction of its monthly bond purchase program. Additionally, US interest rate moves and inflation risk significantly affected fixed income valuations during the quarter. The two-year Treasury yield rose moderately from 0.27% to 0.73%, while the 10-year increased slightly from 1.48% to 1.52%.1 The yield curve, as measured by the yield differential between two- and 10-year Treasuries flattened during the quarter. Despite the withdrawal of central bank support and coronavi-rus variants raising concerns about economic reopenings and the resumption of travel, we believe investors are cautiously optimistic and expect corporate balance sheets to continue to recover meaningfully in 2022.

At the beginning of 2022, geopolitical and economic tensions between Ukraine and Russia culminated with the latter invading Ukraine. World leaders levied sanctions against Russia that we believe will likely have material effects on its fixed income markets, particularly sovereign debt, corporates and levels of liquidity. Regarding inflation concerns, political uncertainty should give central banks a reason to be cautious, with the Fed unlikely to raise rates by more than 0.25% at the March Federal Open Market Committee meeting, whereas before this crisis, a 0.50% increase was increasingly likely.

The Fund, at NAV, generated negative returns for the fiscal year and underperformed its style-specific benchmark, the Bloomberg 1-3 Year Government/Credit Index.

The Fund’s overweight allocation to and security selection in the investment-grade corporate credit sector was the primary detractor of Fund performance relative to the style-specific benchmark during the fiscal year, as investment-grade spreads widened. In particular, an overweight allocation to and security selection in the communications, finance companies and consumer cyclical sub-sectors detracted the most from the Fund’s relative performance. Overweight allocation to and security selection in the energy, transportation and capital goods sub-sectors contributed most to Fund performance. Our overall duration positioning during the fiscal year contributed to the Fund’s performance while the Fund’s cash position detracted from relative performance due to trading friction and higher than usual bid/offers.

    During the fiscal year, we used several strategies in seeking to manage overall risk in the Fund and manage liquidity needs. Throughout the fiscal year, approximately 30% of the portfolio, on average, had a final maturity of less than one year; this provided sufficient liquidity and an important buffer against credit market volatility. The Fund did not use any credit derivatives during the fiscal year.

    The Fund may use active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. (Alpha is a measure of performance on a risk-adjusted basis.) Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Duration of the portfolio was maintained near the style-specific benchmark, on average and the timing of changes and the degree of variance from the Fund’s style-specific benchmark during the fiscal year had a minimal impact on relative Fund performance. Yield curve positioning, obtained by overweight exposure to longer maturities and underweight exposure to shorter-term maturities, benefited the Fund during the fiscal year. Buying and selling US Treasury futures was an important tool used for the management of interest rate risk and to maintain our targeted portfolio duration.

    Please note that our strategy may be implemented using derivative instruments, including futures, forward foreign currency contracts, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon

2	Invesco Short Term Bond Fund

and market forces, such as supply and demand for similar securities. We are monitoring interest rates and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Term Bond Fund and for sharing our long-term investment horizon.

1 Source: US Department of the Treasury

2 Source: US Bureau of Economic Analysis

3 Source: US Bureau of Labor Statistics

Portfolio manager(s):

Matthew Brill

Chuck Burge

Michael Hyman

Todd Schomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Short Term Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment - Oldest Share Class(es)

Fund and index data from 2/29/12

1	Source: RIMES Technologies Corp.
2	Source: Lipper Inc.
*	The Fund’s oldest share class (Class C) does not have a sales charge. Therefore, the second oldest share class with a sales charge (Class A), is also included in the chart.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Short Term Bond Fund

Average Annual Total Returns
As of 2/28/22, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.75%
10 Years	1.42
5 Years	1.09
1 Year	-4.62

Class C Shares
Inception (8/30/02)	1.88%
10 Years	1.39
5 Years	1.25
1 Year	-3.01

Class R Shares
Inception (4/30/04)	1.60%
10 Years	1.33
5 Years	1.28
1 Year	-2.54

Class Y Shares
Inception (10/3/08)	2.15%
10 Years	1.84
5 Years	1.79
1 Year	-1.94

Class R5 Shares
Inception (4/30/04)	2.15%
10 Years	1.90
5 Years	1.86
1 Year	-1.89

Class R6 Shares
10 Years	1.91%
5 Years	1.88
1 Year	-1.95

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 0.50% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Short Term Bond Fund

Supplemental Information

Invesco Short Term Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
∎	The Bloomberg 1-3 Year Government/ Credit Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.
∎	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment-grade debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Short Term Bond Fund

Fund Information

Portfolio Composition

By security type	% of total net assets
U.S. Dollar Denominated Bonds & Notes	71.51%
Asset-Backed Securities	25.05
Security Types Each Less Than 1% of Portfolio	2.44
Money Market Funds Plus Other Assets Less Liabilities	1.00

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings, if any.

Data presented here are as of February 28, 2022.

Top Five Debt Issuers*

		% of total net assets
1.	Goldman Sachs Group, Inc. (The)	2.83%
2.	Citigroup, Inc.	1.97
3.	Pacific Gas and Electric Co.	1.68
4.	Energy Transfer L.P.	1.55
5.	Ford Motor Credit Co. LLC	1.50

7	Invesco Short Term Bond Fund

Schedule of Investments(a)

February 28, 2022

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–71.51%
Advertising–0.22%
Interpublic Group of Cos., Inc. (The), 4.20%, 04/15/2024	$2,219,000	$2,320,146
WPP Finance 2010 (United Kingdom), 3.75%, 09/19/2024	3,791,000	3,929,589
		6,249,735

Aerospace & Defense–1.55%
Boeing Co. (The), 1.95%, 02/01/2024	12,672,000	12,628,375
1.43%, 02/04/2024	5,949,000	5,855,199
2.75%, 02/01/2026(b)	10,499,000	10,512,192
2.20%, 02/04/2026	6,965,000	6,799,625
L3Harris Technologies, Inc., 3.85%, 06/15/2023	3,686,000	3,780,185
Textron, Inc., 4.30%, 03/01/2024	4,114,000	4,275,108
		43,850,684

Agricultural Products–0.14%
Bunge Ltd. Finance Corp., 4.35%, 03/15/2024	3,883,000	4,036,696

Airlines–1.56%
American Airlines Pass-Through Trust, Series 2021-1, Class B, 3.95%, 07/11/2030	3,254,000	3,114,100
British Airways Pass-Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(c)	902,644	888,334
Delta Air Lines Pass-Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	1,852,000	1,863,941
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(c)	26,177,000	26,883,192
United Airlines Pass-Through Trust, Series 2016-2, Class B, 3.65%, 10/07/2025	2,289,093	2,239,916
Series 2020-1, Class A, 5.88%, 10/15/2027	7,291,090	7,710,860
United Airlines, Inc., 4.38%, 04/15/2026(c)	1,404,000	1,402,175
		44,102,518

Apparel Retail–0.41%
Ross Stores, Inc., 3.38%, 09/15/2024	2,568,000	2,640,416
4.60%, 04/15/2025	8,456,000	9,027,058
		11,667,474
Apparel, Accessories & Luxury Goods–0.12%
Hanesbrands, Inc., 4.63%, 05/15/2024(b)(c)	3,232,000	3,280,108

Asset Management & Custody Banks–0.94%
Ameriprise Financial, Inc., 3.00%, 03/22/2022	3,000,000	3,003,849
3.00%, 04/02/2025	1,497,000	1,525,256
Apollo Management Holdings L.P., 4.95%, 01/14/2050(c)(d)	2,475,000	2,449,202

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Blackstone Secured Lending Fund, 2.75%, 09/16/2026	$9,221,000	$8,855,262
FS KKR Capital Corp., 1.65%, 10/12/2024	4,338,000	4,161,657
Hercules Capital, Inc., 2.63%, 09/16/2026	2,144,000	2,042,945
3.38%, 01/20/2027(b)	4,522,000	4,369,665
		26,407,836
Automobile Manufacturers–3.80%
Daimler Finance North America LLC (Germany), 2.70%, 06/14/2024(c)	5,270,000	5,346,581
Ford Motor Credit Co. LLC, 3.09%, 01/09/2023	3,285,000	3,309,605
2.30%, 02/10/2025(b)	29,538,000	28,690,407
2.70%, 08/10/2026	10,647,000	10,207,811
Harley-Davidson Financial Services, Inc., 3.35%, 06/08/2025(c)	4,786,000	4,839,104
Hyundai Capital America, 3.10%, 04/05/2022(c)	6,011,000	6,019,755
5.75%, 04/06/2023(b)(c)	7,402,000	7,695,679
5.88%, 04/07/2025(b)(c)	6,208,000	6,799,829
Hyundai Capital Services, Inc. (South Korea), 2.13%, 04/24/2025(c)	8,000,000	7,821,811
Kia Corp. (South Korea), 2.38%, 02/14/2025(c)	3,501,000	3,495,738
1.75%, 10/16/2026(c)	864,000	836,003
2.75%, 02/14/2027(c)	3,555,000	3,542,959
Nissan Motor Acceptance Co. LLC, 1.13%, 09/16/2024(c)	7,542,000	7,265,605
Nissan Motor Co. Ltd. (Japan), 3.04%, 09/15/2023(c)	7,361,000	7,433,500
Toyota Motor Corp. (Japan), 2.36%, 07/02/2024	3,697,000	3,726,174
		107,030,561

Automotive Retail–0.38%
AutoZone, Inc., 3.63%, 04/15/2025(b)	4,557,000	4,716,992
Lithia Motors, Inc., 4.63%, 12/15/2027(b)(c)	6,000,000	6,142,110
		10,859,102

Biotechnology–0.89%
AbbVie, Inc., 3.85%, 06/15/2024	7,600,000	7,863,302
2.60%, 11/21/2024	13,231,000	13,367,246
Shire Acquisitions Investments Ireland DAC, 2.88%, 09/23/2023	3,791,000	3,841,608
		25,072,156

Broadcasting–0.06%
Fox Corp., 4.03%, 01/25/2024(b)	1,180,000	1,223,361
3.05%, 04/07/2025	360,000	367,446
		1,590,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Term Bond Fund

	Principal Amount	Value
Cable & Satellite–0.39%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.50%, 02/01/2024	$3,696,000	$3,848,047
Comcast Corp., 3.30%, 04/01/2027	5,320,000	5,529,332
Sirius XM Radio, Inc., 3.13%, 09/01/2026(c)	1,595,000	1,525,394
		10,902,773

Computer & Electronics Retail–0.55%
Dell International LLC/EMC Corp., 4.00%, 07/15/2024	8,518,000	8,844,209
5.85%, 07/15/2025	2,000,000	2,191,929
Leidos, Inc., 2.95%, 05/15/2023	3,077,000	3,117,586
3.63%, 05/15/2025	1,227,000	1,265,724
		15,419,448

Construction Machinery & Heavy Trucks–0.47%
Daimler Trucks Finance North
America LLC (Germany), 0.80% (SOFR + 0.75%), 12/13/2024(c)(e)	5,000,000	5,009,083
1.63%, 12/13/2024(c)	4,400,000	4,318,971
Wabtec Corp., 4.40%, 03/15/2024	3,698,000	3,833,351
		13,161,405

Consumer Finance–0.47%
Ally Financial, Inc., 1.45%, 10/02/2023	3,504,000	3,461,494
Capital One Financial Corp., 3.20%, 01/30/2023	3,882,000	3,938,060
Discover Bank, 2.45%, 09/12/2024	2,450,000	2,453,032
Synchrony Financial, 4.25%, 08/15/2024	3,179,000	3,297,017
		13,149,603

Copper–0.76%
Freeport-McMoRan, Inc., 4.55%, 11/14/2024	6,000,000	6,271,050
4.38%, 08/01/2028	15,000,000	15,213,000
		21,484,050

Data Processing & Outsourced Services–0.51%
Block, Inc., 2.75%, 06/01/2026(b)(c)	6,014,000	5,841,428
Fiserv, Inc., 3.80%, 10/01/2023	3,699,000	3,806,698
Global Payments, Inc., 4.00%, 06/01/2023	4,619,000	4,734,560
		14,382,686

Distillers & Vintners–0.16%
Pernod Ricard S.A. (France), 4.25%, 07/15/2022(c)	4,343,000	4,392,880

Distributors–0.27%
Genuine Parts Co., 1.75%, 02/01/2025	7,878,000	7,750,662

	Principal Amount	Value
Diversified Banks–10.40%
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 1.13%, 09/18/2025(b)	$6,895,000	$6,558,110
Banco del Estado de Chile (Chile), 2.70%, 01/09/2025(c)	6,415,000	6,426,100
Bank of America Corp., 3.00%, 12/20/2023(d)	2,569,000	2,592,847
3.86%, 07/23/2024(d)	4,528,000	4,632,430
0.71% (SOFR + 0.66%), 02/04/2025(e)	4,200,000	4,204,696
1.84%, 02/04/2025(b)(d)	4,714,000	4,670,709
1.20%, 10/24/2026(d)	7,920,000	7,493,441
1.10% (SOFR + 1.05%), 02/04/2028(e)	4,360,000	4,361,472
2.55%, 02/04/2028(d)	5,970,000	5,877,276
Bank of Ireland Group PLC (Ireland), 4.50%, 11/25/2023(c)	2,997,000	3,103,024
Bank of Montreal (Canada), Series E, 3.30%, 02/05/2024	3,105,000	3,181,790
Bank of Nova Scotia (The) (Canada), 0.60% (SOFR + 0.55%), 03/02/2026(e)	20,000,000	19,992,971
Barclays PLC (United Kingdom), 1.01%, 12/10/2024(d)	3,758,000	3,664,516
BBVA Bancomer S.A. (Mexico), 1.88%, 09/18/2025(c)	2,970,000	2,884,271
BPCE S.A. (France), 0.62% (SOFR + 0.57%), 01/14/2025(c)(e)	4,404,000	4,399,556
1.63%, 01/14/2025(c)	6,480,000	6,365,294
Citigroup, Inc., 0.78%, 10/30/2024(d)	15,840,000	15,491,333
0.98%, 05/01/2025(d)	6,599,000	6,411,804
1.28%, 11/03/2025(b)(d)	2,401,000	2,325,758
0.74% (SOFR + 0.69%), 01/25/2026(b)(e)	2,198,000	2,201,479
2.01%, 01/25/2026(d)	10,000,000	9,846,477
1.46% (3 mo. USD LIBOR + 1.25%), 07/01/2026(e)	15,308,000	15,591,642
Series V, 4.70%(b)(d)(f)	3,790,000	3,719,127
Citizens Bank N.A., 2.65%, 05/26/2022	3,881,000	3,892,419
Corp. Andina de Fomento (Supranational), 1.25%, 10/26/2024	7,660,000	7,498,854
Danske Bank A/S (Denmark), 1.26% (3 mo. USD LIBOR + 1.06%), 09/12/2023(c)(e)	5,898,000	5,920,763
3.24%, 12/20/2025(c)(d)	1,779,000	1,800,682
Federation des Caisses Desjardins du Quebec (Canada), 2.05%, 02/10/2025(c)	4,334,000	4,278,812
HSBC Holdings PLC (United Kingdom), 3.95%, 05/18/2024(d)	2,956,000	3,022,601
0.63% (SOFR + 0.58%), 11/22/2024(e)	2,496,000	2,499,170
1.16%, 11/22/2024(d)	5,280,000	5,167,314
Industrial & Commercial Bank of China Ltd. (China), 2.96%, 11/08/2022	905,000	912,048
ING Groep N.V. (Netherlands), 1.06% (SOFR + 1.01%), 04/01/2027(b)(e)	8,913,000	8,969,072
6.50%, 12/31/2049(d)(f)	7,693,000	8,029,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Banks-(continued)
JPMorgan Chase & Co., 2.78%, 04/25/2023(d)	$3,885,000	$3,892,147
Series HH, 4.60%(d)(f)	5,455,000	5,370,448
Series V, 3.53% (3 mo. USD LIBOR + 3.32%)(e)(f)	1,390,000	1,383,050
Lloyds Banking Group PLC (United Kingdom), 2.91%, 11/07/2023(d)	3,515,000	3,540,955
Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(b)(c)	6,500,000	6,769,033
Mizuho Financial Group, Inc. (Japan), 1.24%, 07/10/2024(d)	3,520,000	3,480,516
NatWest Markets PLC (United Kingdom), 0.58% (SOFR + 0.53%), 08/12/2024(c)(e)	1,429,000	1,430,507
Nordea Bank Abp (Finland), 1.00%, 06/09/2023(c)	3,260,000	3,236,048
6.63%(c)(d)(f)	3,478,000	3,743,198
PNC Bank N.A., 2.50%, 08/27/2024	3,183,000	3,217,006
Royal Bank of Canada (Canada), 0.49% (SOFR + 0.44%), 01/21/2025(e)	15,000,000	15,008,938
0.57% (SOFR + 0.53%), 01/20/2026(e)	8,000,000	7,982,700
0.76% (SOFR + 0.71%), 01/21/2027(e)	12,008,000	12,026,538
Societe Generale S.A. (France), 2.23%, 01/21/2026(c)(d)	10,000,000	9,771,395
1.49%, 12/14/2026(c)(d)	4,718,000	4,412,319
Standard Chartered PLC (United Kingdom), 1.32%, 10/14/2023(c)(d)	2,220,000	2,210,321
1.21%, 03/23/2025(c)(d)	2,625,000	2,558,490
1.82%, 11/23/2025(c)(d)	1,422,000	1,383,498
Sumitomo Mitsui Trust Bank Ltd. (Japan), 1.55%, 03/25/2026(b)(c)	2,465,000	2,373,846
Wells Fargo & Co., 0.81%, 05/19/2025(d)	1,539,000	1,489,810
		293,268,421

Diversified Capital Markets-1.31%
Credit Suisse AG (Switzerland), 2.80%, 04/08/2022	2,795,000	2,801,455
2.95%, 04/09/2025	2,512,000	2,545,563
Credit Suisse Group AG (Switzerland), 2.59%, 09/11/2025(c)(d)	3,699,000	3,681,964
1.31%, 02/02/2027(c)(d)	8,448,000	7,838,464
7.13%(c)(d)(f)	4,482,000	4,544,703
Deutsche Bank AG (Germany), 3.96%, 11/26/2025(d)	5,000,000	5,115,721
Macquarie Group Ltd. (Australia), 3.19%, 11/28/2023(c)(d)	4,342,000	4,383,100
1.20%, 10/14/2025(b)(c)(d)	6,286,000	6,079,806
		36,990,776

Education Services-0.36%
Grand Canyon University, 3.25%, 10/01/2023	10,234,000	10,285,170

	Principal Amount	Value
Electric Utilities-3.87%
Alliant Energy Finance LLC, 3.75%, 06/15/2023(c)	$3,696,000	$3,778,251
American Electric Power Co., Inc., 2.03%, 03/15/2024	4,038,000	4,031,120
Constellation Energy Generation LLC, 3.25%, 06/01/2025	4,676,000	4,776,636
EDP Finance B.V. (Portugal), 3.63%, 07/15/2024(c)	3,835,000	3,931,996
Eversource Energy, 2.90%, 03/01/2027	15,000,000	15,106,822
Fells Point Funding Trust, 3.05%, 01/31/2027(b)(c)	16,000,000	15,865,691
Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(c)	4,412,000	4,265,389
NextEra Energy Operating Partners L.P., 4.25%, 09/15/2024(c)	375,000	378,716
NRG Energy, Inc., 3.75%, 06/15/2024(c)	3,926,000	4,005,545
Pacific Gas and Electric Co., 1.75%, 06/16/2022	12,144,000	12,134,454
3.25%, 02/16/2024(b)	35,000,000	35,245,365
Southern Co. (The), Series 21-A, 3.75%, 09/15/2051(d)	3,069,000	2,862,149
Vistra Operations Co. LLC, 3.55%, 07/15/2024(c)	2,772,000	2,809,673
		109,191,807

Electronic Equipment & Instruments-0.06%
Vontier Corp., 1.80%, 04/01/2026	1,954,000	1,827,693

Fertilizers & Agricultural Chemicals-0.08%
CF Industries, Inc., 3.45%, 06/01/2023	2,163,000	2,203,859

Financial Exchanges & Data-0.47%
FactSet Research Systems, Inc., 2.90%, 03/01/2027	3,076,000	3,099,569
Intercontinental Exchange, Inc., 0.70%, 06/15/2023	3,988,000	3,943,588
Moody’s Corp., 2.63%, 01/15/2023	6,101,000	6,156,464
		13,199,621

Food Retail-0.10%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.50%, 02/15/2023(c)	2,922,000	2,932,738

Health Care Distributors-0.32%
McKesson Corp., 1.30%, 08/15/2026	9,477,000	8,980,445

Health Care Equipment-0.08%
Becton, Dickinson and Co., 3.36%, 06/06/2024	2,094,000	2,146,852

Health Care Facilities-0.14%
HCA, Inc., 5.38%, 02/01/2025	3,756,000	3,981,848

Health Care REITs-0.31%
Ventas Realty L.P., 2.65%, 01/15/2025	3,928,000	3,949,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Bond Fund

	Principal Amount	Value
Health Care REITs-(continued)
Welltower, Inc., 3.63%, 03/15/2024	$4,623,000	$4,751,249
		8,700,874

Health Care Services-0.29%
Cigna Corp., 3.75%, 07/15/2023	2,581,000	2,648,855
CVS Health Corp., 2.63%, 08/15/2024(b)	3,619,000	3,665,058
Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(c)	1,866,000	1,787,970
		8,101,883

Homebuilding-0.61%
D.R. Horton, Inc., 4.75%, 02/15/2023	4,820,000	4,921,361
Lennar Corp., 4.88%, 12/15/2023	5,000,000	5,217,591
Meritage Homes Corp., 6.00%, 06/01/2025	6,000,000	6,397,200
Toll Brothers Finance Corp., 4.88%, 11/15/2025	502,000	533,011
		17,069,163

Hotels, Resorts & Cruise Lines-1.25%
Expedia Group, Inc., 3.60%, 12/15/2023	4,537,000	4,639,662
4.63%, 08/01/2027	13,553,000	14,518,020
Hyatt Hotels Corp., 1.10% (SOFR + 1.05%), 10/01/2023(e)	10,000,000	10,017,691
1.80%, 10/01/2024(b)	6,160,000	6,031,208
		35,206,581

Housewares & Specialties-0.03%
Newell Brands, Inc., 4.35%, 04/01/2023	743,000	756,831

Independent Power Producers & Energy Traders-0.23%
AES Corp. (The), 1.38%, 01/15/2026	6,926,000	6,586,561

Industrial Machinery-0.13%
Weir Group PLC (The) (United Kingdom), 2.20%, 05/13/2026(c)	3,757,000	3,615,261

Insurance Brokers-0.10%
Marsh & McLennan Cos., Inc., 3.88%, 03/15/2024	2,665,000	2,759,280

Integrated Oil & Gas-0.89%
BP Capital Markets PLC (United Kingdom), 4.38%(d)(f)	3,000,000	3,007,500
Exxon Mobil Corp., 2.99%, 03/19/2025	5,582,000	5,733,978
Gray Oak Pipeline LLC, 2.60%, 10/15/2025(c)	6,070,000	6,006,710
Occidental Petroleum Corp., 6.95%, 07/01/2024	7,000,000	7,603,680
SA Global Sukuk Ltd. (Saudi Arabia), 0.95%, 06/17/2024(c)	2,734,000	2,650,186
		25,002,054

	Principal Amount	Value
Integrated Telecommunication Services-1.33%
AT&T, Inc., 0.69% (SOFR + 0.64%), 03/25/2024(b)(e)	$4,711,000	$4,711,885
1.38% (3 mo. USD LIBOR + 1.18%), 06/12/2024(b)(e)	2,732,000	2,781,374
British Telecommunications PLC (United Kingdom), 4.50%, 12/04/2023	3,771,000	3,912,848
NBN Co. Ltd. (Australia), 0.88%, 10/08/2024(b)(c)	13,200,000	12,757,273
Verizon Communications, Inc., 0.55% (SOFR + 0.50%), 03/22/2024(b)(e)	3,472,000	3,481,888
1.45%, 03/20/2026(b)	10,209,000	9,866,636
		37,511,904

Interactive Media & Services-0.57%
Tencent Holdings Ltd. (China), 2.99%, 01/19/2023(c)	4,039,000	4,077,179
3.28%, 04/11/2024(c)	10,000,000	10,218,764
1.81%, 01/26/2026(b)(c)	1,973,000	1,911,014
		16,206,957

Internet & Direct Marketing Retail-0.40%
Meituan (China), 2.13%, 10/28/2025(b)(c)	5,622,000	5,171,334
Prosus N.V. (China), 3.26%, 01/19/2027(c)	6,310,000	6,050,548
		11,221,882

Internet Services & Infrastructure-0.09%
VeriSign, Inc., 5.25%, 04/01/2025	1,858,000	1,990,308
4.75%, 07/15/2027	583,000	602,271
		2,592,579

Investment Banking & Brokerage-3.99%
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/2028(b)	3,690,000	3,878,443
Cantor Fitzgerald L.P., 6.50%, 06/17/2022(c)	4,519,000	4,586,791
Goldman Sachs Group, Inc. (The), 0.48% (SOFR + 0.43%), 03/08/2023(b)(e)	12,507,000	12,501,014
2.91%, 06/05/2023(d)	4,620,000	4,638,785
0.67% (SOFR + 0.62%), 12/06/2023(e)	2,000,000	2,002,537
0.63% (SOFR + 0.58%), 03/08/2024(e)	8,497,000	8,488,725
0.75% (SOFR + 0.70%), 01/24/2025(b)(e)	4,070,000	4,074,802
1.76%, 01/24/2025(d)	5,116,000	5,061,297
0.84% (SOFR + 0.79%), 12/09/2026(e)	11,447,000	11,408,335
1.09%, 12/09/2026(d)	4,738,000	4,459,280
0.86% (SOFR + 0.81%), 03/09/2027(e)	15,315,000	15,237,457
0.87% (SOFR + 0.82%), 09/10/2027(e)	1,000,000	996,438
1.95%, 10/21/2027(d)	5,416,000	5,192,847
1.17% (SOFR + 1.12%), 02/24/2028(e)	2,000,000	2,010,338
2.64%, 02/24/2028(b)(d)	3,887,000	3,833,336

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Bond Fund

	Principal Amount	Value
Investment Banking & Brokerage-(continued)
Morgan Stanley, 2.75%, 05/19/2022(b)	$5,175,000	$5,196,031
0.73%, 04/05/2024(d)	7,072,000	6,976,415
0.67% (SOFR + 0.63%), 01/24/2025(b)(e)	2,901,000	2,905,190
0.99%, 12/10/2026(b)(d)	6,519,000	6,108,605
Series I, 0.86%, 10/21/2025(d)	2,589,000	2,479,671
National Securities Clearing Corp., 1.50%, 04/23/2025(b)(c)	595,000	583,947
		112,620,284

Life & Health Insurance-4.74%
Athene Global Funding, 1.20%, 10/13/2023(b)(c)	7,220,000	7,125,539
0.76% (SOFR + 0.72%), 01/07/2025(c)(e)	10,000,000	10,002,894
1.72%, 01/07/2025(c)	9,708,000	9,477,818
1.45%, 01/08/2026(b)(c)	2,716,000	2,595,743
2.95%, 11/12/2026(b)(c)	5,573,000	5,593,509
Brighthouse Financial Global Funding, 1.20%, 12/15/2023(c)	9,186,000	9,025,440
0.81% (SOFR + 0.76%), 04/12/2024(c)(e)	4,000,000	4,017,586
1.00%, 04/12/2024(c)	2,514,000	2,448,851
1.75%, 01/13/2025(c)	8,400,000	8,222,980
1.55%, 05/24/2026(c)	4,062,000	3,911,780
CNO Global Funding, 1.65%, 01/06/2025(c)	3,360,000	3,286,753
Delaware Life Global Funding, Series 22-1, 3.31%, 03/10/2025(c)	6,041,000	6,041,000
Equitable Financial Life Global Funding, 0.44% (SOFR + 0.39%), 04/06/2023(c)(e)	10,000,000	10,000,548
0.80%, 08/12/2024(c)	7,542,000	7,270,379
F&G Global Funding, 0.90%, 09/20/2024(c)	6,785,000	6,539,633
GA Global Funding Trust, 1.25%, 12/08/2023(c)	10,746,000	10,554,405
1.00%, 04/08/2024(c)	7,576,000	7,326,477
0.80%, 09/13/2024(c)	7,200,000	6,892,794
1.63%, 01/15/2026(b)(c)	1,221,000	1,173,677
Pacific Life Global Funding II, 0.67% (SOFR + 0.62%), 06/04/2026(c)(e)	3,704,000	3,716,361
Reliance Standard Life Global Funding II, 2.50%, 10/30/2024(c)	8,350,000	8,385,060
		133,609,227

Managed Health Care-0.39%
Humana, Inc., 2.90%, 12/15/2022	3,835,000	3,873,818
UnitedHealth Group, Inc., 2.38%, 08/15/2024(b)	7,000,000	7,098,462
		10,972,280

Metal & Glass Containers-0.03%
Ball Corp., 4.88%, 03/15/2026(b)	846,000	886,278

	Principal Amount	Value
Movies & Entertainment-0.88%
Netflix, Inc., 5.75%, 03/01/2024	$6,120,000	$6,510,273
5.88%, 02/15/2025(b)	5,000,000	5,437,250
4.38%, 11/15/2026(b)	10,000,000	10,572,450
Tencent Music Entertainment Group (China), 1.38%, 09/03/2025	2,372,000	2,249,087
		24,769,060

Multi-line Insurance-0.06%
American International Group, Inc., 2.50%, 06/30/2025	1,586,000	1,593,754

Multi-Utilities-0.99%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(b)(d)	6,667,000	6,334,583
Ameren Corp., 2.50%, 09/15/2024	2,585,000	2,600,264
CenterPoint Energy, Inc., 2.50%, 09/01/2024(b)	9,432,000	9,492,292
Dominion Energy, Inc., 3.07%, 08/15/2024(g)	4,622,000	4,707,282
DTE Energy Co., Series C, 2.53%, 10/01/2024	4,809,000	4,833,056
		27,967,477

Office REITs-0.40%
Office Properties Income Trust, 4.25%, 05/15/2024	9,616,000	9,834,316
2.65%, 06/15/2026	1,639,000	1,560,091
		11,394,407

Oil & Gas Equipment & Services-0.14%
Schlumberger Holdings Corp., 3.75%, 05/01/2024(c)	3,885,000	3,996,765

Oil & Gas Exploration & Production-1.07%
Callon Petroleum Co., 9.00%, 04/01/2025(c)	5,000,000	5,369,025
Canadian Natural Resources Ltd. (Canada), 2.95%, 01/15/2023(b)	3,836,000	3,876,823
Continental Resources, Inc., 2.27%, 11/15/2026(c)	2,857,000	2,726,849
Coterra Energy, Inc., 4.38%, 06/01/2024(c)	3,694,000	3,833,415
Devon Energy Corp., 5.25%, 10/15/2027	9,117,000	9,453,269
EQT Corp., 3.13%, 05/15/2026(c)	2,000,000	1,969,400
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates), 2.16%, 03/31/2034(c)	3,169,000	2,953,860
		30,182,641

Oil & Gas Refining & Marketing-0.03%
Phillips 66, 3.70%, 04/06/2023	776,000	793,049

Oil & Gas Storage & Transportation-4.76%
Enbridge, Inc. (Canada), 0.68% (SOFR + 0.63%), 02/16/2024(e)	4,330,000	4,342,371
2.15%, 02/16/2024	7,247,000	7,261,928
2.50%, 02/14/2025(b)	5,524,000	5,546,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation-(continued)
Energy Transfer L.P., 4.25%, 03/15/2023	$2,921,000	$ 2,978,038
5.88%, 01/15/2024	3,787,000	4,004,191
2.90%, 05/15/2025	4,079,000	4,099,217
5.50%, 06/01/2027	29,551,000	32,600,711
Enterprise Products Operating LLC, Series D, 4.88%, 08/16/2077(d)	5,002,000	4,289,273
EQM Midstream Partners L.P., 4.75%, 07/15/2023	1,245,000	1,246,955
Kinder Morgan, Inc., 3.15%, 01/15/2023	3,142,000	3,179,554
1.75%, 11/15/2026(b)	10,999,000	10,519,050
MPLX L.P., 3.50%, 12/01/2022	5,543,000	5,615,830
1.75%, 03/01/2026	9,603,000	9,208,668
ONEOK Partners L.P., 4.90%, 03/15/2025	4,160,000	4,419,984
ONEOK, Inc., 5.85%, 01/15/2026	3,715,000	4,151,910
Plains All American Pipeline L.P./PAA Finance Corp., 3.85%, 10/15/2023	3,884,000	3,967,542
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/2028	15,720,000	19,119,243
Western Midstream Operating L.P., 1.84% (3 mo. USD LIBOR + 1.60%), 01/13/2023(e)	3,208,000	3,196,208
Williams Cos., Inc. (The), 3.35%, 08/15/2022	4,437,000	4,458,321
		134,205,930

Other Diversified Financial Services-2.34%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 1.15%, 10/29/2023	17,369,000	16,974,996
1.65%, 10/29/2024	8,800,000	8,547,089
2.45%, 10/29/2026	5,962,000	5,755,498
Blackstone Private Credit Fund, 1.75%, 09/15/2024(c)	4,132,000	3,983,898
2.35%, 11/22/2024(c)	6,334,000	6,163,371
2.70%, 01/15/2025(c)	6,323,000	6,174,250
2.63%, 12/15/2026(c)	6,734,000	6,271,986
Equitable Holdings, Inc., 3.90%, 04/20/2023	3,004,000	3,074,809
Fuqing Investment Management Ltd. (China), 4.00%, 06/12/2022(c)	2,500,000	2,492,500
OWL Rock Core Income Corp., 4.70%, 02/08/2027(c)	3,430,000	3,397,208
USAA Capital Corp., 1.50%, 05/01/2023(c)	3,254,000	3,251,499
		66,087,104

Packaged Foods & Meats-0.31%
Conagra Brands, Inc., 4.30%, 05/01/2024	3,792,000	3,936,538
JDE Peet’s N.V. (Netherlands), 1.38%, 01/15/2027(c)	5,106,000	4,745,442
		8,681,980

Paper Packaging-1.38%
Berry Global, Inc., 1.57%, 01/15/2026	1,420,000	1,353,547
4.88%, 07/15/2026(c)	6,049,000	6,139,524
1.65%, 01/15/2027	8,141,000	7,597,544

	Principal Amount	Value

Paper Packaging-(continued)
Packaging Corp. of America, 3.65%, 09/15/2024	$3,240,000	$ 3,348,695
Sealed Air Corp., 5.50%, 09/15/2025(c)	938,000	983,737
1.57%, 10/15/2026(c)	2,477,000	2,333,862
Sonoco Products Co., 1.80%, 02/01/2025	17,600,000	17,237,926
		38,994,835

Paper Products-0.14%
Georgia-Pacific LLC, 1.75%, 09/30/2025(c)	3,924,000	3,833,233

Pharmaceuticals-0.77%
Bayer US Finance II LLC, 3.88%, 12 /15/2023(c)	5,174,000	5,317,084
Mylan, Inc., 3.13%, 01/15/2023(c)	3,836,000	3,875,877
Takeda Pharmaceutical Co. Ltd. (Japan), 4.40%, 11/26/2023	3,787,000	3,933,109
Viatris, Inc., 1.13%, 06/22/2022	5,715,000	5,718,151
1.65%, 06/22/2025	2,993,000	2,892,923
		21,737,144

Real Estate Development-0.49%
Agile Group Holdings Ltd. (China), 5.75%, 01/02/2025(c)	202,000	80,800
6.05%, 10/13/2025(c)	1,650,000	643,500
5.50%, 05/17/2026(c)	413,000	152,810
Country Garden Holdings Co. Ltd. (China), 4.75%, 07/25/2022(c)	2,300,000	2,190,750
5.40%, 05/27/2025(c)	400,000	310,000
3.13%, 10/22/2025(c)	1,903,000	1,364,451
5.63%, 12/15/2026(c)	400,000	306,000
Greentown China Holdings Ltd. (China), 4.70%, 04/29/2025(c)	987,000	964,299
Logan Group Co. Ltd. (China), 7.50%, 08/25/2022(c)	470,000	220,900
4.25%, 07/12/2025(c)	1,059,000	317,700
Shimao Group Holdings Ltd. (China), 4.75%, 07/03/2022(c)	1,772,000	851,446
Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(c)	3,204,000	3,095,746
Sino-Ocean Land Treasure IV Ltd. (China), 5.25%, 04/30/2022(c)	807,000	805,020
3.25%, 05/05/2026(c)	3,000,000	2,477,076
		13,780,498

Regional Banks-1.63%
Citizens Financial Group, Inc., 4.30%, 12/03/2025	12,541,000	13,220,304
Fifth Third Bancorp, 1.63%, 05/05/2023	3,691,000	3,687,347
Huntington Bancshares, Inc., 2.63%, 08/06/2024	3,236,000	3,265,676
M&T Bank Corp., 3.55%, 07/26/2023	1,530,000	1,566,965
PNC Financial Services Group, Inc. (The), 3.50%, 01/23/2024	3,545,000	3,651,187

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Bond Fund

	Principal Amount	Value

Regional Banks–(continued)
Santander Holdings USA, Inc., 3.50%, 06/07/2024	$3,153,000	$ 3,216,106
Synovus Financial Corp., 3.13%, 11/01/2022	2,040,000	2,053,026
Truist Bank, 1.25%, 03/09/2023	8,483,000	8,472,240
3.20%, 04/01/2024	3,144,000	3,225,733
3.69%, 08/02/2024(d)	3,420,000	3,506,474
		45,865,058

Reinsurance–0.25%
Swiss Re America Holding Corp., 7.00%, 02/15/2026	6,108,000	7,153,639

Renewable Electricity–0.12%
Adani Green Energy Ltd. (India), 4.38%, 09/08/2024(c)	3,542,000	3,504,101

Restaurants–0.11%
Aramark Services, Inc., 5.00%, 04/01/2025(b)(c)	3,034,000	3,059,213

Retail REITs–0.54%
Kite Realty Group L.P., 4.00%, 10/01/2026	6,674,000	6,983,095
Simon Property Group L.P., 0.48% (SOFR + 0.43%), 01/11/2024(b)(e)	6,443,000	6,449,479
3.50%, 09/01/2025	1,689,000	1,744,910
		15,177,484

Semiconductors–1.16%
Broadcom, Inc., 3.46%, 09/15/2026	11,771,000	12,126,098
Marvell Technology, Inc., 4.20%, 06/22/2023	3,695,000	3,797,764
Microchip Technology, Inc., 4.33%, 06/01/2023	3,694,000	3,800,938
4.25%, 09/01/2025	8,330,000	8,550,915
NXP B.V./NXP Funding LLC (China), 4.63%, 06/01/2023(c)	4,387,000	4,526,653
		32,802,368

Sovereign Debt–0.37%
Turkey Government International Bond (Turkey), 5.60%, 11/14/2024	5,347,000	5,210,117
4.75%, 01/26/2026	5,690,000	5,214,606
		10,424,723

Specialized Finance–0.32%
Element Fleet Management Corp. (Canada), 1.60%, 04/06/2024(c)	2,016,000	1,983,495
National Rural Utilities Cooperative Finance Corp., 1.88%, 02/07/2025	7,012,000	6,962,039
		8,945,534

Specialized REITs–0.73%
American Tower Corp., 3.00%, 06/15/2023	4,767,000	4,839,249
Equinix, Inc., 2.63%, 11/18/2024	11,850,000	11,926,615

	Principal Amount	Value

Specialized REITs–(continued)
GLP Capital L.P./GLP Financing II, Inc., 3.35%, 09/01/2024	$3,698,000	$ 3,749,842
		20,515,706

Specialty Chemicals–0.80%
Avient Corp., 5.25%, 03/15/2023	3,767,000	3,866,128
Celanese US Holdings LLC, 3.50%, 05/08/2024	3,700,000	3,781,835
DuPont de Nemours, Inc., 4.21%, 11/15/2023	3,049,000	3,159,536
PPG Industries, Inc., 2.40%, 08/15/2024	3,976,000	4,011,379
Sasol Financing USA LLC (South Africa), 4.38%, 09/18/2026	7,859,000	7,696,672
		22,515,550

Steel–0.38%
ArcelorMittal S.A. (Luxembourg), 3.60%, 07/16/2024	3,881,000	3,954,445
POSCO Holdings, Inc. (South Korea), 2.38%, 01/17/2023(c)	5,021,000	5,047,438
Steel Dynamics, Inc., 2.40%, 06/15/2025	1,738,000	1,734,584
		10,736,467

Systems Software–0.12%
Oracle Corp., 2.50%, 04/01/2025	3,455,000	3,451,969

Technology Hardware, Storage & Peripherals–0.15%
Hewlett Packard Enterprise Co., 4.40%, 10/15/2022	4,254,000	4,317,001

Thrifts & Mortgage Finance–0.39%
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)(c)	11,810,000	11,115,100

Tobacco–0.52%
Altria Group, Inc., 2.35%, 05/06/2025	1,549,000	1,545,010
BAT Capital Corp. (United Kingdom), 3.22%, 08/15/2024	4,899,000	4,961,108
2.79%, 09/06/2024	4,148,000	4,176,428
Imperial Brands Finance PLC (United Kingdom), 3.13%, 07/26/2024(c)	3,882,000	3,927,814
		14,610,360

Trading Companies & Distributors–0.89%
Air Lease Corp., 2.30%, 02/01/2025	4,000,000	3,955,397
1.88%, 08/15/2026	6,160,000	5,842,922
Aircastle Ltd., 5.00%, 04/01/2023	15,000,000	15,412,014
		25,210,333

Trucking–1.41%
Penske Truck Leasing Co. L.P./PTL Finance Corp., 3.45%, 07/01/2024(c)	5,542,000	5,671,717
4.00%, 07/15/2025(c)	4,719,000	4,913,616
Ryder System, Inc., 2.50%, 09/01/2024	5,974,000	5,997,833
4.63%, 06/01/2025	5,716,000	6,073,517
3.35%, 09/01/2025	7,704,000	7,894,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Bond Fund

	Principal Amount	Value

Trucking–(continued)
Triton Container International Ltd. (Bermuda), 0.80%, 08/01/2023(c)	$1,760,000	$ 1,728,597
2.05%, 04/15/2026(c)	7,801,000	7,537,896
		39,817,985

Wireless Telecommunication Services–1.64%
Rogers Communications, Inc. (Canada), 3.63%, 12/15/2025	11,973,000	12,443,083
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(c)	9,979,125	10,282,124
T-Mobile USA, Inc., 2.25%, 02/15/2026(b)	4,337,000	4,190,171
2.25%, 02/15/2026(c)	4,604,000	4,448,132
2.63%, 04/15/2026(b)	7,499,000	7,371,142
VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(c)	3,001,000	1,305,435
Vodafone Group PLC (United Kingdom), 3.75%, 01/16/2024	5,888,000	6,094,743
		46,134,830
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,040,230,808)		2,016,595,591

Asset-Backed Securities–25.05%
American Credit Acceptance Receivables Trust, Series 2018-3, Class D, 4.14%, 10/15/2024(c)	32,177	32,227
Series 2019-2, Class D, 3.41%, 06/12/2025(c)	1,935,000	1,957,812
Series 2019-3, Class C, 2.76%, 09/12/2025(c)	575,448	577,024
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class D, 3.08%, 12/18/2023	1,480,000	1,487,916
Series 2018-3, Class C, 3.74%, 10/18/2024	3,465,000	3,517,716
Series 2019-2, Class C, 2.74%, 04/18/2025	1,335,000	1,354,556
Series 2019-2, Class D, 2.99%, 06/18/2025	3,700,000	3,753,892
Series 2019-3, Class D, 2.58%, 09/18/2025	1,830,000	1,842,598
Angel Oak Mortgage Trust, Series 2020-1, Class A1, 2.16%, 12/25/2059(c)(h)	1,391,039	1,389,859
Series 2020-3, Class A1, 1.69%, 04/25/2065(c)(h)	4,036,947	4,024,056
Series 2020-5, Class A1, 1.37%, 05/25/2065(c)(h)	2,610,957	2,586,836
Series 2021-3, Class A1, 1.07%, 05/25/2066(c)(h)	4,249,481	4,189,233
Series 2021-7, Class A1, 1.98%, 10/25/2066(c)(h)	13,744,612	13,395,725
Series 2022-1, Class A1, 2.88%, 12/25/2066(c)(h)	7,918,893	7,911,677
Angel Oak Mortgage Trust I LLC, Series 2018-3, Class A1, 3.65%, 09/25/2048(c)(h)	728,663	728,828
Series 2019-2, Class A1, 3.63%, 03/25/2049(c)(h)	855,918	856,878

	Principal Amount	Value
Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 1.44% (3 mo. USD LIBOR + 1.18%), 07/25/2034(c)(e)	$11,812,000	$ 11,782,978
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class A, 3.22%, 04/14/2033(c)	20,000,000	20,285,454
Banc of America Mortgage Trust, Series 2004-D, Class 2A2, 2.58%, 05/25/2034(h)	18,121	18,674
Bayview MSR Opportunity Master Fund Trust, Series 2021-4, Class A3, 3.00%, 10/25/2051(c)(h)	6,372,603	6,297,016
Series 2021-4, Class A4, 2.50%, 10/25/2051(c)(h)	6,371,663	6,135,199
Series 2021-4, Class A8, 2.50%, 10/25/2051(c)(h)	6,236,218	6,128,080
Series 2021-5, Class A1, 3.00%, 11/25/2051(c)(h)	6,767,718	6,697,927
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, 2.43%, 08/25/2033(h)	21,760	22,509
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(e)	128,840	131,634
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(e)	239,060	244,089
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.49%, 01/15/2051(i)	25,462,469	605,678
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(c)(h)	3,148,005	3,116,436
BX Commercial Mortgage Trust, Series 2021-ACNT, Class A, 1.04% (1 mo. USD LIBOR + 0.85%), 11/15/2038(c)(e)	3,455,000	3,422,436
Series 2021-VOLT, Class A, 0.89% (1 mo. USD LIBOR + 0.70%), 09/15/2036(c)(e)	6,565,000	6,385,067
Series 2021-VOLT, Class B, 1.14% (1 mo. USD LIBOR + 0.95%), 09/15/2036(c)(e)	11,325,000	10,969,822
Series 2021-VOLT, Class C, 1.29% (1 mo. USD LIBOR + 1.10%), 09/15/2036(c)(e)	2,795,000	2,690,511
Series 2021-VOLT, Class D, 1.84% (1 mo. USD LIBOR + 1.65%), 09/15/2036(c)(e)	6,464,000	6,241,435
Series 2021-XL2, Class B, 1.19% (1 mo. USD LIBOR + 1.00%), 10/15/2038(c)(e)	2,495,000	2,445,974

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Bond Fund

	Principal Amount	Value
BX Trust,
Series 2021-LGCY, Class A, 0.70% (1 mo. USD LIBOR + 0.51%), 10/15/2023(c)(e)	$25,000,000	$24,082,640
Series 2022-LBA6, Class A, 1.10% (1.00% + SOFR Term Rate), 01/15/2039(c)(e)	5,550,000	5,484,003
Series 2022-LBA6, Class B, 1.40% (1.30% + SOFR Term Rate), 01/15/2039(c)(e)	3,435,000	3,387,751
Series 2022-LBA6, Class C, 1.70% (1.60% + SOFR Term Rate), 01/15/2039(c)(e)	1,835,000	1,809,747
CarMax Auto Owner Trust,
Series 2018-1, Class D, 3.37%, 07/15/2024	810,000	810,874
Series 2018-3, Class A3, 3.13%, 06/15/2023	250,805	251,438
Series 2018-4, Class C, 3.85%, 07/15/2024	1,170,000	1,189,415
CCG Receivables Trust,
Series 2018-2, Class C, 3.87%, 12/15/2025(c)	755,000	755,931
Series 2019-1, Class B, 3.22%, 09/14/2026(c)	2,540,000	2,567,752
Series 2019-1, Class C, 3.57%, 09/14/2026(c)	555,000	562,417
Series 2019-2, Class B, 2.55%, 03/15/2027(c)	1,445,000	1,454,973
Series 2019-2, Class C, 2.89%, 03/15/2027(c)	695,000	698,805
CD Mortgage Trust,
Series 2017- CD6, Class XA, IO, 0.92%, 11/13/2050(i)	8,637,408	289,279
Cedar Funding IX CLO Ltd.,
Series 2018-9A, Class A1, 1.23% (3 mo. USD LIBOR + 0.98%), 04/20/2031(c)(e)	5,813,000	5,772,228
Chase Home Lending Mortgage Trust,
Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(c)(h)	115,263	115,896
Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(c)(h)	2,139,247	2,152,537
Chase Mortgage Finance Trust, ,
Series 2005-A2, Class 1A3, 2.96%, 01/25/2036(h)	287,535	276,351
CIFC Funding Ltd. (Cayman Islands),
Series 2014-5A, Class A1R2, 1.44% (3 mo. USD LIBOR + 1.20%), 10/17/2031(c)(e)	2,390,000	2,383,322
Series 2016-1A, Class ARR, 1.34% (3 mo. USD LIBOR + 1.08%), 10/21/2031(c)(e)	2,424,000	2,414,028
Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, IO, 1.00%, 11/10/2046(i)	10,801,599	145,062
Series 2014-GC21, Class AA, 3.48%, 05/10/2047	447,495	455,048
Series 2017-C4, Class XA, IO, 1.08%, 10/12/2050(i)	22,867,125	953,651

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-UST1, Class A4, 1.89%, 08/25/2034(h)	$76,307	$74,814
Series 2006-AR1, Class 1A1, 3.15% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	595,967	617,191
Series 2019-IMC1, Class A1, 2.72%, 07/25/2049(c)(h)	1,780,359	1,776,396
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(c)(h)	6,488,606	6,247,802
COLT Mortgage Loan Trust,
Series 2020-1, Class A1, 2.49%, 02/25/2050(c)(h)	1,846,044	1,846,044
Series 2020-1, Class A2, 2.69%, 02/25/2050(c)(h)	476,895	476,895
Series 2020-1R, Class A1, 1.26%, 09/25/2065(c)(h)	1,255,323	1,245,217
Series 2020-2, Class A1, 1.85%, 03/25/2065(c)(h)	1,062,980	1,064,673
Series 2021-5, Class A1, 1.73%, 11/26/2066(c)(h)	9,622,891	9,433,945
Series 2022-1, Class A1, 2.28%, 12/27/2066(c)(h)	4,803,464	4,750,083
Series 2022-2, Class A1, 2.99%, 02/25/2067(c)(g)	4,940,000	4,945,553
COMM Mortgage Trust,
Series 2012-CR5, Class XA, IO, 1.49%, 12/10/2045(i)	11,183,138	70,403
Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	388,416	395,012
Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	246,913	244,647
Series 2005-JA, Class A7, 5.50%, 11/25/2035	341,937	332,169
Credit Suisse Mortgage Capital Ctfs.,
Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(c)(g)	2,101,134	2,098,710
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(c)(h)	6,525,000	6,528,901
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(c)(h)	2,955,000	2,966,915
Credit Suisse Mortgage Capital Trust,
Series 2020-AFC1, Class A1, 2.24%, 02/25/2050(c)(h)	5,732,265	5,686,431
Series 2021-INV1, Class A4, 2.50%, 07/25/2056(c)(h)	15,675,374	15,462,220
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(c)(h)	1,518,380	1,495,189
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(c)(h)	6,607,303	6,456,328
Dell Equipment Finance Trust,
Series 2019-2, Class D, 2.48%, 04/22/2025(c)	1,530,000	1,533,988

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Bond Fund

	Principal Amount	Value
Drive Auto Receivables Trust,
Series 2018-2, Class D, 4.14%, 08/15/2024	$719,979	$726,558
Series 2018-3, Class D, 4.30%, 09/16/2024	917,311	926,999
Series 2018-5, Class C, 3.99%, 01/15/2025	223,220	223,841
Series 2019-3, Class C, 2.90%, 08/15/2025	1,559,081	1,567,468
Series 2019-3, Class D, 3.18%, 10/15/2026	2,885,000	2,934,964
Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 1.24% (3 mo. USD LIBOR + 1.08%), 01/15/2034(c)(e)	1,705,121	1,700,328
DT Auto Owner Trust,
Series 2018-2A, Class D, 4.15%, 03/15/2024(c)	323,714	325,646
Series 2019-3A, Class C, 2.74%, 04/15/2025(c)	1,325,732	1,330,810
Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(c)(h)	702,472	703,307
Series 2021-1, Class A1, 0.80%, 02/25/2066(c)(h)	1,725,788	1,683,931
Series 2022-1, Class A1, 2.21%, 01/25/2067(c)(h)	4,417,325	4,385,644
Exeter Automobile Receivables Trust,
Series 2019-1A, Class D, 4.13%, 12/16/2024(c)	3,568,335	3,615,173
Series 2019-2A, Class C, 3.30%, 03/15/2024(c)	678,592	679,999
Series 2019-4A, Class D, 2.58%, 09/15/2025(c)	3,225,000	3,259,361
Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(c)(h)	10,684,082	10,479,758
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(c)(h)	2,287,220	2,248,751
FREMF Mortgage Trust,
Series 2012-K23, Class C, 3.66%, 10/25/2045(c)(h)	5,250,000	5,291,331
Series 2013-K25, Class C, 3.62%, 11/25/2045(c)(h)	2,362,000	2,386,816
Series 2013-K26, Class C, 3.60%, 12/25/2045(c)(h)	1,642,030	1,657,747
Series 2013-K27, Class C, 3.50%, 01/25/2046(c)(h)	530,000	535,541
Series 2013-K28, Class C, 3.49%, 06/25/2046(c)(h)	530,000	536,883
Series 2013-K29, Class C, 3.47%, 05/25/2046(c)(h)	1,915,000	1,942,387
Series 2013-K30, Class C, 3.56%, 06/25/2045(c)(h)	917,000	929,853
Series 2015-K721, Class B, 3.68%, 11/25/2047(c)(h)	1,150,000	1,159,730
Series 2017-K724, Class B, 5.26%, 12/25/2049(c)(h)	1,395,000	1,419,058
GCAT Trust,
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(c)(h)	3,016,322	3,018,799
Series 2020-NQM2, Class A1, 1.56%, 04/25/2065(c)(g)	1,163,238	1,156,434

	Principal Amount	Value
GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 1.32% (3 mo. USD LIBOR + 1.07%), 01/20/2033(c)(e)	$6,000,000	$5,978,796
GoldenTree Loan Management US CLO 2 Ltd., Series 2017-2A, Class AR, 1.16% (3 mo. USD LIBOR + 0.91%),11/20/2030(c)(e)	7,612,000	7,587,352
GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 1.32% (3 mo. USD LIBOR + 1.07%),10/20/2032(c)(e)	7,000,000	6,975,206
Golub Capital Partners CLO 35(B) Ltd., Series 2017-35A, Class AR, 1.44% (3 mo. USD LIBOR + 1.19%), 07/20/2029(c)(e)	8,788,056	8,770,094
GS Mortgage Securities Trust,
Series 2013-GCJ12, Class AAB, 2.68%, 06/10/2046	67,440	67,727
Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	353,158	358,847
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(c)(h)	5,565,735	5,469,061
GSR Mortgage Loan Trust, Series 2005-AR, Class 6A1, 3.07%, 07/25/2035(h)	46,376	47,858
Hertz Vehicle Financing LLC,
Series 2021-1A, Class A, 1.21%, 12/26/2025(c)	1,584,000	1,540,539
Series 2021-1A, Class B, 1.56%, 12/26/2025(c)	700,000	680,046
Hilton Grand Vacations Trust, Series 2019 AA, Class A, 2.34%, 07/25/2033(c)	2,108,306	2,103,362
ICG US CLO Ltd., Series 2016-1A, Class A1RR, 1.55% (3 mo. USD LIBOR + 1.25%), 04/29/2034(c)(e)	3,000,000	2,988,360
IP Lending II Ltd., Series 2021-2A, Class SNR, 3.65%, 07/15/2025(c)(j)	5,000,000	4,859,066
IP Lending III Ltd., Series 2022-3A, Class SNR, 3.38%, 11/02/2026(c)(j)	3,978,000	3,969,315
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class AS, 4.52%, 12/15/2046	2,335,000	2,403,592
Series 2016-JP3, Class A2, 2.43%, 08/15/2049	285,654	285,218
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 2.39%, 07/25/2035(h)	201,116	204,926
JPMBB Commercial Mortgage Securities Trust, Series 2015- C27, Class XA, IO, 1.16%, 02/15/2048(i)	26,462,635	755,529

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Bond Fund

	Principal Amount	Value
KNDL Mortgage Trust,
Series 2019-KNSQ, Class A, 0.99% (1 mo. USD LIBOR + 0.80%), 05/15/2036(c)(e)	$7,750,000	$7,682,429
Series 2019-KNSQ, Class C, 1.24% (1 mo. USD LIBOR + 1.05%), 05/15/2036(c)(e)	4,250,000	4,205,901
Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(c)(h)	19,407	6,540
Life Mortgage Trust,
Series 2021-BMR, Class A, 0.89% (1 mo. USD LIBOR + 0.70%), 03/15/2038(c)(e)	7,254,320	7,117,325
Series 2021-BMR, Class B, 1.07% (1 mo. USD LIBOR + 0.88%), 03/15/2038(c)(e)	3,519,033	3,440,256
Master Credit Card Trust II, Series 2020-1A, Class A, 1.99%, 09/21/2024(c)	15,000,000	15,107,734
Med Trust,
Series 2021-MDLN, Class A, 1.14% (1 mo. USD LIBOR + 0.95%), 11/15/2038(c)(e)	4,135,000	4,078,696
Series 2021-MDLN, Class B, 1.64% (1 mo. USD LIBOR + 1.45%), 11/15/2038(c)(e)	6,685,000	6,593,547
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(c)(h)	4,214,165	4,155,351
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(c)(h)	4,129,979	4,058,798
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.06%, 11/25/2035(h)	435,368	436,815
MFA Trust,
Series 2021-AEI1, Class A3, 2.50%, 08/25/2051(c)(h)	4,568,202	4,398,668
Series 2021-AEI1, Class A4, 2.50%, 08/25/2051(c)(h)	5,642,551	5,544,826
Series 2021-INV2, Class A1, 1.91%, 11/25/2056(c)(h)	8,833,874	8,572,929
MMAF Equipment Finance LLC,
Series 2020-A, Class A2, 0.74%, 04/09/2024(c)	3,104,488	3,096,755
Series 2020-A, Class A3, 0.97%, 04/09/2027(c)	5,800,000	5,654,864
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.46%, 05/15/2046	2,235,000	2,255,905
Morgan Stanley Capital I Trust,
Series 2017-CLS, Class A, 0.89% (1 mo. USD LIBOR + 0.70%), 11/15/2034(c)(e)	8,028,000	7,986,302
Series 2017-CLS, Class B, 1.04% (1 mo. USD LIBOR + 0.85%), 11/15/2034(c)(e)	3,944,000	3,916,416
Series 2017-CLS, Class C, 1.19% (1 mo. USD LIBOR + 1.00%), 11/15/2034(c)(e)	2,676,000	2,655,088
Series 2017-HR2, Class XA, IO, 0.78%, 12/15/2050(i)	8,614,550	313,266

	Principal Amount	Value
Motel Trust,
Series 2021-MTL6, Class A, 1.09% (1 mo. USD LIBOR + 0.90%), 09/15/2038(c)(e)	$1,860,365	$1,838,790
Series 2021-MTL6, Class B, 1.39% (1 mo. USD LIBOR + 1.20%), 09/15/2038(c)(e)	747,982	738,231
MVW LLC, Series 2019-2A, Class A, 2.22%, 10/20/2038(c)	2,099,917	2,090,937
MVW Owner Trust, Series 2019-1A, Class A, 2.89%, 11/20/2036(c)	1,689,137	1,704,467
Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 1.27% (3 mo. USD LIBOR + 1.02%), 04/19/2030(c)(e)	7,455,000	7,418,769
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(c)(h)	947,105	949,136
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(c)(h)	1,535,287	1,534,082
OBX Trust,
Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(c)(h)	398,792	402,221
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(c)(h)	5,724,826	5,666,561
Series 2022-NQM2, Class A1, 2.93%, 01/25/2062(c)(h)	6,532,000	6,526,697
Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(c)(g)	4,342,000	4,344,465
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(c)(g)	3,610,000	3,607,408
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(c)(h)	4,975,561	4,891,827
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 1.20% (3 mo. USD LIBOR + 0.96%), 07/15/2030(c)(e)	5,145,000	5,145,473
Series 2020-8RA, Class A1, 1.46% (3 mo. USD LIBOR + 1.22%), 01/17/2032(c)(e)	9,602,000	9,590,698
Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 1.46% (3 mo. USD LIBOR + 1.22%), 01/15/2033(c)(e)	8,832,000	8,812,331
OHA Loan Funding Ltd., Series 2016-1A, Class AR, 1.51% (3 mo. USD LIBOR + 1.26%), 01/20/2033(c)(e)	7,550,413	7,517,833
Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(c)(h)	6,643,259	6,456,213
PPM CLO 3 Ltd., Series 2019-3A, Class AR, 1.33% (3 mo. USD LIBOR + 1.09%), 04/17/2034(c)(e)	3,874,000	3,838,894
Prestige Auto Receivables Trust, Series 2019-1A, Class C, 2.70%, 10/15/2024(c)	1,560,000	1,567,282
Progress Residential Trust,
Series 2020-SFR1, Class A, 1.73%, 04/17/2037(c)	5,005,000	4,881,373
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(c)	3,725,000	3,632,824

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Bond Fund

	Principal Amount	Value
Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	$3,954	$3,688
Residential Mortgage Loan Trust, Series 2019-3, Class A1, 2.63%, 09/25/2059(c)(h)	488,164	485,697
Series 2020-1, Class A1, 2.38%, 01/26/2060(c)(h)	1,457,057	1,446,916
Santander Drive Auto Receivables Trust, Series 2018-1, Class D, 3.32%, 03/15/2024	277,309	277,662
Series 2018-2, Class D, 3.88%, 02/15/2024	833,075	837,555
Series 2019-2, Class D, 3.22%, 07/15/2025	2,675,000	2,702,143
Series 2019-3, Class D, 2.68%, 10/15/2025	2,230,000	2,247,865
Santander Retail Auto Lease Trust, Series 2019-B, Class C, 2.77%, 08/21/2023(c)	1,555,000	1,561,952
Series 2019-C, Class C, 2.39%, 11/20/2023(c)	2,845,000	2,859,985
Sequoia Mortgage Trust, Series 2013-3, Class A1, 2.00%, 03/25/2043(h)	569,723	556,708
Series 2013-6, Class A2, 3.00%, 05/25/2043(h)	806,231	793,877
Series 2013-7, Class A2, 3.00%, 06/25/2043(h)	501,022	494,148
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class A, 2.34%, 08/20/2036(c)	2,422,202	2,417,388
Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, 08/20/2051(c)	4,590,792	4,344,196
STAR Trust, Series 2021-SFR1, Class A, 0.72% (1 mo. USD LIBOR + 0.60%), 04/17/2038(c)(e)	18,579,790	18,490,555
Starwood Mortgage Residential Trust, Series 2020-1, Class A1, 2.28%, 02/25/2050(c)(h)	552,036	550,061
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(c)(h)	2,089,132	2,064,847
Series 2022-1, Class A1, 2.45%, 12/25/2066(c)(h)	5,934,618	5,892,356
Structured Asset Securities Corp. Pass-Through Ctfs., Series 2002-AL1, Class AIO, 3.45%, 02/25/2032(h)	604,697	130,593
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(c)	7,746,667	7,551,247
TICP CLO XV Ltd., Series 2020-15A, Class A, 1.53% (3 mo. USD LIBOR + 1.28%), 04/20/2033(c)(e)	7,162,000	7,134,663
Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(c)(h)	1,226,428	1,233,024
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 0.98%, 11/15/2050(i)	14,785,137	566,874
Vendee Mortgage Trust, Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025(k)	644,174	5,631

	Principal Amount	Value
Verus Securitization Trust, Series 2020-1, Class A1, 2.42%, 01/25/2060(c)(g)	$1,970,804	$1,971,338
Series 2020-INV1, Class A1, 0.33%, 03/25/2060(c)(h)	735,313	732,683
Series 2021-1, Class A1B, 1.32%, 01/25/2066(c)(h)	3,786,957	3,699,273
Series 2021-2, Class A1, 1.03%, 02/25/2066(c)(h)	2,257,094	2,211,146
Series 2021-7, Class A1, 1.83%, 10/25/2066(c)(h)	6,722,450	6,572,371
Series 2021-R1, Class A1, 0.82%, 10/25/2063(c)(h)	3,583,725	3,555,417
Series 2022-1, Class A1, 2.72%, 01/25/2067(c)(g)	4,345,000	4,321,137
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(c)	2,223,697	2,195,863
WaMu Mortgage Pass-Through Ctfs. Trust, Series 2003-AR10, Class A7, 2.49%, 10/25/2033(h)	107,716	108,666
Series 2005-AR14, Class 1A4, 2.83%, 12/25/2035(h)	42,373	42,977
Series 2005-AR16, Class 1A1, 2.64%, 12/25/2035(h)	196,642	199,842
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 05/15/2048	65,312	65,289
Series 2017-C42, Class XA, IO, 0.87%, 12/15/2050(i)	11,972,101	522,518
Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 06/15/2049(c)	6,440,000	6,572,137
Westlake Automobile Receivables Trust, Series 2019-2A, Class C, 2.84%, 07/15/2024(c)	1,354,990	1,359,195
Series 2019-3A, Class C, 2.49%, 10/15/2024(c)	3,254,007	3,265,410
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class XA, IO, 1.48%, 12/15/2045(c)(i)	3,105,882	21,628
Series 2013-C16, Class B, 5.00%, 09/15/2046(h)	4,500,000	4,575,493
World Financial Network Credit Card Master Trust, Series 2019-B, Class A, 2.49%, 04/15/2026	3,665,000	3,684,235
Series 2019-C, Class A, 2.21%, 07/15/2026	3,130,000	3,152,675
Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(c)	9,945,025	9,702,333
Total Asset-Backed Securities (Cost $718,589,733)		706,478,617

U.S. Treasury Securities–0.93%
U.S. Treasury Bills–0.26%
0.30% - 0.42%, 05/26/2022(l)(m)	7,389,000	7,383,572

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Bond Fund

	Principal Amount	Value

U.S. Treasury Notes–0.67%
1.50%, 02/29/2024	$2,901,000	$2,903,550
1.00%, 12/15/2024	0	0
1.50%, 02/15/2025	15,050,400	14,991,609
1.88%, 02/28/2027	930,600	936,853
		18,832,012
Total U.S. Treasury Securities (Cost $26,130,941)		26,215,584

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.87%
Collateralized Mortgage Obligations–0.52%
Fannie Mae Interest STRIPS, IO, 7.50%, 05/25/2023 to 11/25/2029(k)	561,960	103,905
6.50%, 02/25/2032 to 07/25/2032(k)	297,665	50,534
6.00%, 12/25/2032 to 09/25/2035(k)	726,370	113,440
5.50%, 11/25/2033 to 06/25/2035(k)	570,657	93,594
PO, 0.00%, 09/25/2032(n)	23,864	22,040
Fannie Mae REMICs, 7.50%, 09/25/2022	28,074	28,410
6.50%, 06/25/2023 to 11/25/2029	75,672	81,667
1.19% (1 mo. USD LIBOR + 1.00%), 04/25/2032(e)	41,988	42,967
0.64% (1 mo. USD LIBOR + 0.50%), 10/18/2032(e)	20,015	20,149
0.59% (1 mo. USD LIBOR + 0.40%), 11/25/2033 to 03/25/2042(e)	102,678	103,585
5.50%, 04/25/2035 to 07/25/2046(k)	3,363,208	2,766,346
23.88% (24.57% — (3.67 x 1 mo. USD LIBOR)), 03/25/2036(e)	74,871	115,633
23.51% (24.20% — (3.67 x 1 mo. USD LIBOR)), 06/25/2036(e)	305,675	445,419
5.00%, 04/25/2040 to 09/25/2047(e)(k)	5,985,709	1,211,735
4.00%, 03/25/2041 to 08/25/2047(k)	1,166,720	202,038
0.64% (1 mo. USD LIBOR + 0.45%), 02/25/2047(e)	59,183	59,372
IO, 6.51% (6.70% - (1.00 x 1 mo. USD LIBOR)), 02/25/2024 to 02/25/2035(e)(k)	761,806	120,611
3.00%, 11/25/2027(k)	1,018,135	53,674
7.76% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/18/2031 to 12/18/2031(e)(k)	159,842	27,068
7.71% (7.90% - (1.00 x 1 mo. USD LIBOR)), 11/25/2031(e)(k)	31,630	5,624
7.76% (7.95% - (1.00 x 1 mo. USD LIBOR)), 01/25/2032 to 07/25/2032(e)(k)	191,409	28,829
7.86% (8.00% - (1.00 x 1 mo. USD LIBOR)), 03/18/2032(e)(k)	64,174	12,253
7.91% (8.10% - (1.00 x 1 mo. USD LIBOR)), 03/25/2032 to 04/25/2032(e)(k)	89,710	17,258

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
6.81% (7.00% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(e)(k)	$60,719	$9,367
7.61% (7.80% - (1.00 x 1 mo. USD LIBOR)), 04/25/2032(e)(k)	30,826	5,693
7.81% (8.00% - (1.00 x 1 mo. USD LIBOR)), 07/25/2032 to 09/25/2032(e)(k)	201,548	39,467
7.96% (8.10% - (1.00 x 1 mo. USD LIBOR)), 12/18/2032(e)(k)	139,490	23,890
8.06% (8.25% - (1.00 x 1 mo. USD LIBOR)), 02/25/2033 to 05/25/2033(e)(k)	170,483	36,893
7.00%, 04/25/2033(k)	847,166	167,377
5.86% (6.05% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 07/25/2038(e)(k)	381,832	50,732
6.56% (6.75% - (1.00 x 1 mo. USD LIBOR)), 03/25/2035 to 05/25/2035(e)(k)	282,119	28,065
6.41% (6.60% - (1.00 x 1 mo. USD LIBOR)), 05/25/2035(e)(k)	159,452	20,445
3.50%, 08/25/2035(k)	3,573,833	448,813
6.35% (6.54% - (1.00 x 1 mo. USD LIBOR)), 06/25/2037(e)(k)	120,507	19,434
6.36% (6.55% - (1.00 x 1 mo. USD LIBOR)), 10/25/2041(e)(k)	407,808	59,601
5.96% (6.15% - (1.00 x 1 mo. USD LIBOR)), 12/25/2042(e)(k)	669,927	134,334
4.50%, 02/25/2043(k)	248,593	38,843
Freddie Mac Multifamily Structured Pass-Through Ctfs., Series KC02, Class X1, IO, 1.91%, 03/25/2024(i)	53,950,063	351,868
Series KC03, Class X1, IO, 0.63%, 11/25/2024(i)	37,428,410	434,952
Series K734, Class X1, IO, 0.65%, 02/25/2026(i)	27,479,791	602,714
Series K735, Class X1, IO, 1.10%, 05/25/2026(i)	27,013,344	947,755
Series K093, Class X1, IO, 0.95%, 05/25/2029(i)	22,313,833	1,330,962
Freddie Mac REMICs, 1.67% (COF 11 + 1.45%), 12/15/2023(e)	218,630	220,909
6.50%, 04/15/2028 to 06/15/2032	745,085	829,354
6.00%, 01/15/2029 to 04/15/2029	348,326	379,987
7.50%, 09/15/2029	50,767	57,072
8.00%, 03/15/2030	32,115	36,933
1.14% (1 mo. USD LIBOR + 0.95%), 08/15/2031 to 01/15/2032(e)	62,765	64,284
1.19% (1 mo. USD LIBOR + 1.00%), 12/15/2031 to 03/15/2032(e)	128,602	131,160
0.69% (1 mo. USD LIBOR + 0.50%), 01/15/2033(e)	2,693	2,734
5.00%, 08/15/2035	1,212,619	1,341,094
4.00%, 06/15/2038 to 03/15/2045(k)	584,519	137,050

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Bond Fund

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
IO, 5.81% (6.00% - (1.00 x 1 mo. USD LIBOR)), 03/15/2024 to 04/15/2038(e)(k)	$189,838	$12,169
3.00%, 06/15/2027 to 12/15/2027(k)	3,434,125	185,178
2.50%, 05/15/2028(k)	726,852	36,518
8.58% (8.70% - (1.00 x 1 mo. USD LIBOR)), 07/17/2028(e)(k)	28,303	1,642
7.86% (8.05% - (1.00 x 1 mo. USD LIBOR)), 02/15/2029(e)(k)	158,561	19,389
7.56% (7.75% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029(e)(k)	139,422	16,101
7.91% (8.10% - (1.00 x 1 mo. USD LIBOR)), 06/15/2029 to 09/15/2029(e)(k)	90,704	12,069
6.51% (6.70% - (1.00 x 1 mo. USD LIBOR)), 01/15/2035(e)(k)	425,659	51,645
6.56% (6.75% - (1.00 x 1 mo. USD LIBOR)), 02/15/2035(e)(k)	91,587	11,271
6.53% (6.72% - (1.00 x 1 mo. USD LIBOR)), 05/15/2035(e)(k)	302,622	37,394
5.96% (6.15% - (1.00 x 1 mo. USD LIBOR)), 07/15/2035(e)(k)	409,926	41,928
6.81% (7.00% - (1.00 x 1 mo. USD LIBOR)), 12/15/2037(e)(k)	58,444	10,434
5.88% (6.07% - (1.00 x 1 mo. USD LIBOR)), 05/15/2038(e)(k)	806,914	124,366
6.06% (6.25% - (1.00 x 1 mo. USD LIBOR)), 12/15/2039(e)(k)	158,533	23,229
5.91% (6.10% - (1.00 x 1 mo. USD LIBOR)), 01/15/2044(e)(k)	820,122	100,310
Freddie Mac STRIPS, IO, 3.00%, 12/15/2027(k)	1,470,754	85,270
3.27%, 12/15/2027(i)	365,850	18,813
6.50%, 02/01/2028(k)	14,759	1,819
7.00%, 09/01/2029(k)	123,279	19,463
7.50%, 12/15/2029(k)	51,956	8,844
6.00%, 12/15/2032(k)	49,092	7,064
		14,502,849

Federal Home Loan Mortgage Corp. (FHLMC)–0.08%
9.00%, 08/01/2022 to 05/01/2025	2,074	2,192
6.00%, 03/01/2023 to 07/01/2024	107,034	115,347
8.50%, 05/01/2024 to 08/17/2026	31,165	31,483
7.00%, 10/25/2024 to 03/01/2035	705,368	770,984
6.50%, 07/01/2028 to 04/01/2034	67,686	73,989
7.50%, 01/01/2032 to 02/01/2032	405,502	456,034
5.00%, 07/01/2033 to 06/01/2034	207,817	230,553
5.50%, 09/01/2039	471,888	530,310
ARM, 1.90% (6 mo. USD LIBOR + 1.64%), 07/01/2036(e)	14,691	15,289

	Principal Amount	Value

Federal Home Loan Mortgage Corp. (FHLMC)–(continued)
2.51% (1 yr. USD LIBOR + 2.14%), 02/01/2037(e)	$6,647 $	7,080
2.45% (1 yr. USD LIBOR + 2.08%), 01/01/2038(e)	6,902	7,159
		2,240,420

Federal National Mortgage Association (FNMA)–0.22%
5.00%, 06/01/2022	47	48
8.00%, 12/01/2022 to 07/01/2032	68,556	69,894
6.50%, 11/01/2023 to 10/01/2035	1,225,044	1,339,094
7.00%, 11/01/2025 to 08/01/2036	1,485,266	1,620,120
7.50%, 02/01/2027 to 08/01/2033	947,815	1,055,758
9.00%, 01/01/2030	28,221	28,652
8.50%, 05/01/2030 to 07/01/2032	67,779	72,623
6.00%, 06/01/2030 to 03/01/2037	1,466,402	1,664,062
5.50%, 02/01/2035 to 05/01/2036	200,973	224,670
ARM, 2.33% (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(e)	16,833	16,884
2.30% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(e)	28,625	30,165
2.03% (1 yr. USD LIBOR + 1.69%), 03/01/2038(e)	6,382	6,669
		6,128,639

Government National Mortgage Association (GNMA)–0.05%
8.00%, 07/15/2022 to 08/15/2028	8,322	8,360
7.50%, 10/15/2022 to 11/15/2026	17,128	18,018
6.50%, 07/15/2023 to 02/15/2034	438,534	477,268
7.00%, 10/15/2026 to 01/20/2030	72,440	75,751
8.50%, 07/20/2027	21,392	22,292
IO, 6.42% (6.55% – (1.00 x 1 mo.
USD LIBOR)), 04/16/2037(e)(k)	777,978	122,531
6.52% (6.65% – (1.00 x 1 mo.
USD LIBOR)), 04/16/2041(e)(k)	1,209,187	158,730
4.50%, 09/16/2047(k)	2,024,744	309,042
6.07% (6.20% – (1.00 x 1 mo. USD LIBOR)), 10/16/2047(e)(k)	2,022,246	333,817
		1,525,809
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $25,084,979)		24,397,717

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Bond Fund

	Principal Amount	Value

Agency Credit Risk Transfer Notes-0.33%
Fannie Mae Connecticut Avenue Securities, Series 2016-C02, Class 1M2, 6.19% (1 mo. USD LIBOR + 6.00%), 09/25/2028(e)	$1,418,742	$1,470,928
Series 2018-R07, Class 1M2, 2.59% (1 mo. USD LIBOR + 2.40%), 04/25/2031(c)(e)	580,288	581,494
Series 2019-R02, Class 1M2, 2.49% (1 mo. USD LIBOR + 2.30%), 08/25/2031(c)(e)	225,153	226,006
Series 2019-R03, Class 1M2, 2.34% (1 mo. USD LIBOR + 2.15%), 09/25/2031(c)(e)	221,092	221,894
Freddie Mac, Series 2013-DN2, Class M2, STACR® , 4.44% (1 mo. USD LIBOR + 4.25%), 11/25/2023(e)	1,371,497	1,403,646
Series 2014-DN1, Class M3, STACR® , 4.69% (1 mo. USD LIBOR + 4.50%), 02/25/2024(e)	822,353	843,307
Series 2014-DN3, Class M3, STACR® , 4.19% (1 mo. USD LIBOR + 4.00%), 08/25/2024(e)	605,967	612,487
Series 2014-DN4, Class M3, STACR® , 4.74% (1 mo. USD LIBOR + 4.55%), 10/25/2024(e)	87,835	89,233
Series 2018-HQA1, Class M2, STACR® , 2.49% (1 mo. USD LIBOR + 2.30%), 09/25/2030(e)	1,168,726	1,179,852
Series 2018-DNA2, Class M1, STACR® , 0.99% (1 mo. USD LIBOR + 0.80%), 12/25/2030(c)(e)	236,705	236,715
Series 2018-HRP1, Class M2, STACR® , 1.84% (1 mo. USD LIBOR + 1.65%), 04/25/2043(c)(e)	1,224,053	1,224,388
Series 2018-HQA2, Class M1, STACR® , 0.94% (1 mo. USD LIBOR + 0.75%), 10/25/2048(c)(e)	364,551	364,410
Series 2019-HRP1, Class M2, STACR® , 1.59% (1 mo. USD LIBOR + 1.40%), 02/25/2049(c)(e)	778,938	774,658
Total Agency Credit Risk Transfer Notes (Cost $9,314,988)		9,229,018

Investment Abbreviations:

ARM	- Adjustable Rate Mortgage
CLO	- Collateralized Loan Obligation
COF	- Cost of Funds
Ctfs.	- Certificates
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
USD	- U.S. Dollar

	Shares	Value

Preferred Stocks-0.31%
Diversified Banks-0.24%
JPMorgan Chase & Co., 3.77% (3 mo. USD LIBOR + 3.47%), Series I, Pfd.(e)	6,974,000	$6,954,290

Regional Banks-0.07%
PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(d)	75,000	1,890,750
Total Preferred Stocks (Cost $9,050,745)		8,845,040

Money Market Funds-0.65%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(o)(p)	6,295,561	6,295,561
Invesco Liquid Assets Portfolio, Institutional Class, 0.01%(o)(p)	4,723,759	4,723,759
Invesco Treasury Portfolio, Institutional Class, 0.01%(o)(p)	7,194,927	7,194,927
Total Money Market Funds (Cost $18,214,088)		18,214,247
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.65% (Cost $2,846,616,282)		2,809,975,814

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.12%
Invesco Private Government Fund, 0.12%(o)(p)(q)	34,080,644	34,080,644
Invesco Private Prime Fund, 0.08%(o)(p)(q)	82,094,632	82,102,844
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $116,187,056)		116,183,488
TOTAL INVESTMENTS IN SECURITIES-103.77% (Cost $2,962,803,338)		2,926,159,302
OTHER ASSETS LESS LIABILITIES-(3.77)%		(106,240,344)
NET ASSETS-100.00%		$2,819,918,958

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at February 28, 2022.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2022 was $1,273,009,066, which represented 45.14% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(f)	Perpetual bond with no specified maturity date.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2022.

(i)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on February 28, 2022.

(j)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(k)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(l)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	Zero coupon bond issued at a discount.
(o)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2022.

	Value February 28, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value February 28, 2022	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$52,258,944	$378,486,580	$ (424,449,963)	$-	$-	$6,295,561	$7,161
Invesco Liquid Assets Portfolio, Institutional Class	38,508,674	269,546,909	(303,328,981)	(4,855)	2,012	4,723,759	2,134
Invesco Treasury Portfolio, Institutional Class	59,724,507	432,556,091	(485,085,671)	-	-	7,194,927	3,164
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,957,312	462,891,070	(430,767,738)	-	-	34,080,644	5,729*
Invesco Private Prime Fund	2,935,968	931,491,835	(852,298,995)	(3,568)	(22,396)	82,102,844	57,163*
Total	$155,385,405	$2,474,972,485	$(2,495,931,348)	$(8,423)	$(20,384)	$134,397,735	$75,351

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	The rate shown is the 7-day SEC standardized yield as of February 28, 2022.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	4,770	June-2022	$1,026,630,701	$3,096,865	$3,096,865

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	3,822	June-2022	(452,070,937)	(3,498,965)	(3,498,965)
U.S. Treasury 10 Year Notes	974	June-2022	(124,124,125)	(555,484)	(555,484)
U.S. Treasury 10 Year Ultra Notes	223	June-2022	(31,516,172)	(402,094)	(402,094)
U.S. Treasury Long Bonds	49	June-2022	(7,677,688)	(56,575)	(56,575)
Subtotal-Short Futures Contracts				(4,513,118)	(4,513,118)
Total Futures Contracts				$(1,416,253)	$(1,416,253)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, at value (Cost $ 2,828,402,194)*	$2,791,761,567
Investments in affiliated money market funds, at value (Cost $ 134,401,144)	134,397,735
Cash	2,632,486
Receivable for:
Investments sold	13,554,238
Fund shares sold	4,207,637
Dividends	10,802
Interest	15,442,434
Investment for trustee deferred compensation and retirement plans	204,252
Other assets	86,724
Total assets	2,962,297,875

Liabilities:
Other investments:
Variation margin payable-futures contracts	2,023,896
Payable for:
Investments purchased	15,369,270
Dividends	566,449
Fund shares reacquired	6,902,897
Collateral upon return of securities loaned	116,187,056
Accrued fees to affiliates	830,919
Accrued trustees’ and officers’ fees and benefits	51,423
Accrued other operating expenses	219,974
Trustee deferred compensation and retirement plans	227,033
Total liabilities	142,378,917
Net assets applicable to shares outstanding	$2,819,918,958

Net assets consist of:
Shares of beneficial interest	$2,921,717,579
Distributable earnings (loss)	(101,798,621)
$2,819,918,958

Net Assets:

Class A	$1,407,707,462

Class C	$183,817,187

Class R	$45,537,243

Class Y	$583,783,906

Class R5	$704,538

Class R6	$598,368,622

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	168,110,531

Class C	21,948,293

Class R	5,424,973

Class Y	69,676,969

Class R5	84,286

Class R6	71,382,199

Class A:
Net asset value per share	$8.37

Maximum offering price per share (Net asset value of $8.37 ÷ 97.50%)	$8.58

Class C:
Net asset value and offering price per share	$8.38

Class R:
Net asset value and offering price per share	$8.39

Class Y:
Net asset value and offering price per share	$8.38

Class R5:
Net asset value and offering price per share	$8.36

Class R6:
Net asset value and offering price per share	$8.38

*	At February 28, 2022, securities with an aggregate value of $113,831,525 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 28, 2022

Investment income:

Interest (net of foreign withholding taxes of $3,112)	$64,204,655

Dividends	114,844

Dividends from affiliated money market funds (includes securities lending income of $93,382)	105,841

Total investment income	64,425,340

Expenses:
Advisory fees	9,469,177

Administrative services fees	433,323

Custodian fees	53,290

Distribution fees:
Class A	2,228,753

Class C	1,435,053

Class R	243,448

Transfer agent fees – A, C, R and Y	2,817,982

Transfer agent fees – R5	339

Transfer agent fees – R6	135,476

Trustees’ and officers’ fees and benefits	68,537

Registration and filing fees	215,811

Reports to shareholders	186,170

Professional services fees	121,573

Other	50,902

Total expenses	17,459,834

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(368,930)

Net expenses	17,090,904

Net investment income	47,334,436

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(4,698,312)

Affiliated investment securities	(20,384)

Futures contracts	6,040,772

1,322,076

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(102,945,771)

Affiliated investment securities	(8,423)

Futures contracts	(7,105,202)

(110,059,396)

Net realized and unrealized gain (loss)	(108,737,320)

Net increase (decrease) in net assets resulting from operations	$(61,402,884)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2022 and 2021

	2022	2021

Operations:
Net investment income	$47,334,436	$51,596,050

Net realized gain	1,322,076	1,333,671

Change in net unrealized appreciation (depreciation)	(110,059,396)	48,599,828

Net increase (decrease) in net assets resulting from operations	(61,402,884)	101,529,549

Distributions to shareholders from distributable earnings:
Class A	(21,025,505)	(25,359,066)

Class C	(2,395,084)	(3,762,523)

Class R	(514,728)	(620,089)

Class Y	(9,796,714)	(10,686,786)

Class R5	(9,131)	(12,423)

Class R6	(10,914,927)	(15,233,317)

Total distributions from distributable earnings	(44,656,089)	(55,674,204)

Share transactions-net:
Class A	(67,886,583)	847,839,447

Class C	(45,892,566)	74,797,503

Class R	(3,226,692)	43,002,288

Class Y	(23,708,763)	469,541,828

Class R5	202,520	25,151

Class R6	(24,343,162)	(2,255,738)

Net increase (decrease) in net assets resulting from share transactions	(164,855,246)	1,432,950,479

Net increase (decrease) in net assets	(270,914,219)	1,478,805,824

Net assets:
Beginning of year	3,090,833,177	1,612,027,353

End of year	$2,819,918,958	$3,090,833,177

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Short Term Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/28/22	$8.68	$0.13	$(0.32)	$(0.19)	$(0.12)	$–	$(0.12)	$8.37	(2.20)%	$1,407,707	0.62%	0.62%	1.49%	141%
Year ended 02/28/21	8.66	0.16	0.04	0.20	(0.18)	–	(0.18)	8.68	2.33	1,527,875	0.63	0.63	1.85	245
Year ended 02/29/20	8.47	0.23	0.20	0.43	(0.23)	(0.01)	(0.24)	8.66	5.08	655,357	0.65	0.65	2.62	155
Year ended 02/28/19	8.51	0.21	(0.03)	0.18	(0.22)	–	(0.22)	8.47	2.19	591,443	0.64	0.65	2.52	176
Year ended 02/28/18	8.61	0.17	(0.10)	0.07	(0.17)	–	(0.17)	8.51	0.79	395,766	0.65	0.66	1.98	198
Class C
Year ended 02/28/22	8.68	0.10	(0.31)	(0.21)	(0.09)	–	(0.09)	8.38	(2.41)	183,817	0.97	1.12	1.14	141
Year ended 02/28/21	8.66	0.13	0.03	0.16	(0.14)	–	(0.14)	8.68	1.93	237,167	0.98	0.98	1.50	245
Year ended 02/29/20	8.47	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)	8.66	4.71	158,968	1.00	1.15	2.27	155
Year ended 02/28/19	8.51	0.18	(0.03)	0.15	(0.19)	–	(0.19)	8.47	1.83	140,247	0.99	1.15	2.17	176
Year ended 02/28/18	8.61	0.14	(0.10)	0.04	(0.14)	–	(0.14)	8.51	0.44	391,791	1.00	1.16	1.63	198
Class R
Year ended 02/28/22	8.70	0.10	(0.32)	(0.22)	(0.09)	–	(0.09)	8.39	(2.54)	45,537	0.97	0.97	1.14	141
Year ended 02/28/21	8.68	0.13	0.04	0.17	(0.15)	–	(0.15)	8.70	1.98	50,473	0.98	0.98	1.50	245
Year ended 02/29/20	8.49	0.20	0.20	0.40	(0.20)	(0.01)	(0.21)	8.68	4.70	6,210	1.00	1.00	2.27	155
Year ended 02/28/19	8.53	0.18	(0.03)	0.15	(0.19)	–	(0.19)	8.49	1.84	5,035	0.99	1.00	2.17	176
Year ended 02/28/18	8.62	0.14	(0.09)	0.05	(0.14)	–	(0.14)	8.53	0.55	4,693	1.00	1.01	1.63	198
Class Y
Year ended 02/28/22	8.68	0.14	(0.31)	(0.17)	(0.13)	–	(0.13)	8.38	(1.94)	583,784	0.47	0.47	1.64	141
Year ended 02/28/21	8.66	0.17	0.04	0.21	(0.19)	–	(0.19)	8.68	2.50	629,462	0.45	0.48	2.03	245
Year ended 02/29/20	8.48	0.24	0.19	0.43	(0.24)	(0.01)	(0.25)	8.66	5.11	146,159	0.50	0.50	2.77	155
Year ended 02/28/19	8.52	0.23	(0.03)	0.20	(0.24)	–	(0.24)	8.48	2.35	134,272	0.49	0.50	2.67	176
Year ended 02/28/18	8.61	0.18	(0.09)	0.09	(0.18)	–	(0.18)	8.52	1.06	128,874	0.50	0.51	2.13	198
Class R5
Year ended 02/28/22	8.66	0.15	(0.31)	(0.16)	(0.14)	–	(0.14)	8.36	(1.89)	705	0.41	0.41	1.70	141
Year ended 02/28/21	8.65	0.18	0.03	0.21	(0.20)	–	(0.20)	8.66	2.48	524	0.38	0.38	2.10	245
Year ended 02/29/20	8.47	0.25	0.18	0.43	(0.24)	(0.01)	(0.25)	8.65	5.20	496	0.40	0.40	2.87	155
Year ended 02/28/19	8.51	0.23	(0.03)	0.20	(0.24)	–	(0.24)	8.47	2.45	1,765	0.39	0.40	2.77	176
Year ended 02/28/18	8.60	0.19	(0.09)	0.10	(0.19)	–	(0.19)	8.51	1.17	1,699	0.38	0.39	2.25	198
Class R6
Year ended 02/28/22	8.69	0.15	(0.32)	(0.17)	(0.14)	–	(0.14)	8.38	(1.95)	598,369	0.37	0.37	1.74	141
Year ended 02/28/21	8.67	0.18	0.04	0.22	(0.20)	–	(0.20)	8.69	2.62	645,331	0.35	0.35	2.13	245
Year ended 02/29/20	8.49	0.25	0.19	0.44	(0.25)	(0.01)	(0.26)	8.67	5.23	644,838	0.37	0.37	2.90	155
Year ended 02/28/19	8.53	0.24	(0.03)	0.21	(0.25)	–	(0.25)	8.49	2.46	564,219	0.38	0.39	2.78	176
Year ended 02/28/18	8.62	0.19	(0.09)	0.10	(0.19)	–	(0.19)	8.53	1.17	575,750	0.38	0.39	2.25	198

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $1,288,591,313 in connection with the acquisition of Invesco Oppenheimer Limited-Term Bond Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Short Term Bond Fund

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

28	Invesco Short Term Bond Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

On September 29, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (the “Adviser” or “Invesco”) to serve as an affiliated securities lending agent for the Fund. Prior to September 29, 2021, the Bank of New York Mellon (“BNYM”) served as the sole securities lending agent for the Fund under the securities lending program. BNYM also continues to serve as a lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended February 28, 2022, there were no securities lending transactions with the Adviser.

J.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or

29	Invesco Short Term Bond Fund

variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

LIBOR Risk - The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (FCA), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. Although the publication of most LIBOR rates ceased at the end of 2021, a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates.

There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.

L.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

M.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $ 500 million	0.350%
Next $500 million	0.325%
Next $1.5 billion	0.300%
Next $2.5 billion	0.290%
Over $5 billion	0.280%

For the year ended February 28, 2022, the effective advisory fee rate incurred by the Fund was 0.31%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective June 1, 2021, the Adviser has contractually agreed, through at least June 30, 2022 to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%. 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets. Prior to June 1, 2021, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.75%, 1.59% (after 12b-1 fee waivers), 1.09%, 0.45%, 0.44% and 0.39%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2023, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended February 28, 2022, the Adviser waived advisory fees of $21,334 and reimbursed class level expenses of $0, $0, $0, $14,707, $0 and $0 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to

30	Invesco Short Term Bond Fund

intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares. The Fund pursuant to the Class C Plan and Class R Plan, pays IDI compensation at the annual rate of 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2022, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the year ended February 28, 2022, 12b-1 fees incurred for Class C shares were $1,103,887 after fee waivers of $331,166.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI retained $121,816 in front-end sales commissions from the sale of Class A shares and $227,685 and $693 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially    differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$-	$2,016,595,591	$-	$2,016,595,591

Asset-Backed Securities	-	697,650,236	8,828,381	706,478,617

U.S. Treasury Securities	-	26,215,584	-	26,215,584

U.S. Government Sponsored Agency Mortgage-Backed Securities	-	24,397,717	-	24,397,717

Agency Credit Risk Transfer Notes	-	9,229,018	-	9,229,018

Preferred Stocks	1,890,750	6,954,290	-	8,845,040

Money Market Funds	18,214,247	116,183,488	-	134,397,735

Total Investments in Securities	20,104,997	2,897,225,924	8,828,381	2,926,159,302

Other Investments - Assets*

Futures Contracts	3,096,865	-	-	3,096,865

Other Investments - Liabilities*

Futures Contracts	(4,513,118)	-	-	(4,513,118)

Total Other Investments	(1,416,253)	-	-	(1,416,253)

Total Investments	$18,688,744	$2,897,225,924	$8,828,381	$2,924,743,049

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

31	Invesco Short Term Bond Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2022:

Value

Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$3,096,865

Derivatives not subject to master netting agreements	(3,096,865)

Total Derivative Assets subject to master netting agreements	$-

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(4,513,118)

Derivatives not subject to master netting agreements	4,513,118

Total Derivative Liabilities subject to master netting agreements	$-

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2022

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations

Interest Rate Risk

Realized Gain:
Futures contracts	$ 6,040,772

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(7,105,202)

Total	$(1,064,430)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$1,974,355,508

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,723.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

32	Invesco Short Term Bond Fund

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2022 and 2021:

	2022	2021

Ordinary income*	$44,420,780	$53,012,499

Long–term capital gain	235,309	2,661,705

Total distributions	$44,656,089	$55,674,204

*	Includes short–term capital gain distributions, if any.

Tax Components of Net Assets at Period–End:

2022

Undistributed ordinary income	$3,155,029

Net unrealized appreciation (depreciation)–investments	(37,004,378)

Temporary book/tax differences	(216,367)

Capital loss carryforward	(67,732,905)

Shares of beneficial interest	2,921,717,579

Total net assets	$2,819,918,958

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and derivative instruments.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$34,576,752	$33,156,153	$67,732,905

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2022 was $1,969,624,272 and $1,914,839,156, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$21,994,651

Aggregate unrealized (depreciation) of investments	(58,999,029)

Net unrealized appreciation (depreciation) of investments	$(37,004,378)

Cost of investments for tax purposes is $2,961,747,427.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and amortization and accretion on debt securities, on February 28, 2022, undistributed net investment income was increased by $62,302 and undistributed net realized gain (loss) was decreased by $62,302. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

	Summary of Share Activity
	Year ended February 28, 2022(a)		Year ended February 28, 2021
	Shares	Amount	Shares	Amount

Sold:
Class A	47,121,642	$405,494,521	58,881,176	$505,448,194

Class C	7,301,728	62,972,099	13,661,101	117,320,096

Class R	1,248,996	10,778,096	1,792,362	15,480,563

Class Y	36,676,908	315,378,024	44,840,702	385,439,426

Class R5	28,429	242,350	14,730	124,587

Class R6	16,074,685	138,582,798	11,206,731	96,386,151

33	Invesco Short Term Bond Fund

	Summary of Share Activity

	Year ended February 28, 2022(a)		Year ended February 28, 2021

	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	2,044,656	$17,572,982	2,488,914	$21,390,097

Class C	227,765	1,959,880	362,060	3,104,680

Class R	58,729	506,199	70,805	611,740

Class Y	688,982	5,923,725	749,468	6,456,337

Class R5	1,038	8,892	1,406	12,017

Class R6	1,234,546	10,623,341	1,745,870	14,966,771

Automatic conversion of Class C shares to Class A shares:
Class A	1,658,543	14,242,266	5,113,852	44,216,450

Class C	(1,658,225)	(14,242,266)	(5,113,278)	(44,216,450)

Issued in connection with acquisitions:(b)
Class A	-	-	81,158,649	682,135,260

Class C	-	-	11,583,605	97,310,533

Class R	-	-	4,433,094	37,326,256

Class Y	-	-	45,739,122	384,550,934

Class R5	-	-	1,183	9,928

Class R6	-	-	15,510,515	130,528,698

Reacquired:
Class A	(58,766,805)	(505,196,352)	(47,246,252)	(405,350,554)

Class C	(11,240,934)	(96,582,279)	(11,536,618)	(98,721,356)

Class R	(1,684,427)	(14,510,987)	(1,210,156)	(10,416,271)

Class Y	(40,179,180)	(345,010,512)	(35,707,062)	(306,904,869)

Class R5	(5,702)	(48,722)	(14,102)	(121,381)

Class R6	(20,202,696)	(173,549,301)	(28,533,148)	(244,137,358)

Net increase (decrease) in share activity	(19,371,322)	$(164,855,246)	169,994,729	$1,432,950,479

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)

After the close of business on May 15, 2020, the Fund acquired all the net assets of Invesco Oppenheimer Limited-Term Bond Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on February 14, 2020. The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 158,426,168 shares of the Fund for 298,121,720 shares outstanding of the Target Fund as of the close of business on May 15, 2020. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, May 15, 2020. The Target Fund’s net assets as of the close of business on May 15, 2020 of $1,331,861,609, including $(3,211,961) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,589,317,925 and $2,921,179,534 immediately after the acquisition.

The pro forma results of operations for the year ended February 28, 2021 assuming the reorganization had been completed on March 1, 2020, the beginning of the annual reporting period are as follows:

Net investment income	$59,556,930
Net realized/unrealized gains	1,730,190
Change in net assets resulting from operations	$61,287,120

34	Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco Short Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the five years in the period ended February 28, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

35	Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)

	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio

Class A	$1,000.00	$975.00	$2.99	$1,021.77	$3.06	0.61%

Class C	1,000.00	973.40	4.70	1,020.03	4.81	0.96

Class R	1,000.00	973.30	4.70	1,020.03	4.81	0.96

Class Y	1,000.00	976.90	2.25	1,022.51	2.31	0.46

Class R5	1,000.00	977.00	2.06	1,022.71	2.11	0.42

Class R6	1,000.00	976.20	1.86	1,022.91	1.91	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

36	Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$ 235,309
Qualified Dividend Income*	1.73%
Corporate Dividends Received Deduction*	1.54%
U.S. Treasury Obligations*	1.06%
Qualified Business Income*	0.00%
Business Interest Income*	98.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37	Invesco Short Term Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	188	None

		Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees

Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None

Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None

Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers

Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A

Andrew R. Schlossberg –1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

Gregory G. McGreevey –1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A

Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco Short Term Bond Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)

Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A

Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco Short Term Bond Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-AR-1

Annual Report to Shareholders	February 28, 2022

Invesco U.S. Government Money Portfolio

Nasdaq:
Invesco Cash Reserve: GMQXX ∎ C: GMCXX ∎ R: GMLXX ∎ Y: OMBXX ∎ R6: GMRXX

2	Management’s Discussion

3	Supplemental Information

4	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

15	Report of Independent Registered Public Accounting Firm

16	Fund Expenses

17	Tax Information

T-1	Trustees and Officers

Management’s Discussion of your Fund

About your Fund

This annual report for Invesco U.S. Government Money Portfolio covers the fiscal year ended February 28, 2022. As of that date, the Fund’s net assets totaled $1.3 billion. As of the same date, the Fund’s weighted average maturity was 31 days and the Fund’s weighted average life was 107 days.1

Market conditions affecting money market funds

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,2 its highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021 as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. Short-term rates, which are closely tied to US Federal Reserve (Fed) policy, remained steady, as the Fed remained accommodative and maintained the federal funds target range at 0.00% to 0.25% throughout 2021 and into 2022.3 As a result, yields on money market funds remained close to the zero bound for the year.

During the second quarter of 2021, the Federal Open Markets Committee (FOMC) moved to increase the rates of interest on excess reserves (IOER) and reverse repo (RRP) by 0.05% to 0.15% and 0.05%3 respectively at the June FOMC meeting, to mitigate the downward pressure on front-end rates given the surge in government money market funds assets in the first half of 2021, which coincided with diminishing supply over the same time frame. Despite higher volatility stemming from inflation concerns and the potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US gross domestic product grew at a 6.4% annualized rate for the first quarter of 2021.4 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter of 2021 and economically sensitive areas such as the consumer discretionary and industrials sectors began to recover.

In the fourth quarter of 2021, concerns about inflation heightened as US inflation rose to 7%,5 its highest level in nearly 40 years, and money market curves steepened as markets began to anticipate the start of a Fed hiking cycle. The Fed indicated its accommodative policies were coming to an end in 2022 through a willingness to raise interest rates to combat inflation in 2022 and also announced it would ramp up its tapering of asset purchases.

At the beginning of 2022, geopolitical and economic tensions dominated headlines as Russia invaded Ukraine. Regarding inflation concerns, political uncertainty should give central banks a reason to be cautious. Following the end of the fiscal year, the Fed raised interest rates by 0.25% at the March 2022 Federal Open Market Committee meeting, whereas before this crisis, a 0.50% increase appeared to be increasingly likely.

Thank you for investing in Invesco U.S. Government Money Portfolio. We believe our long-term approach to short-term investing makes us a strong partner for investors seeking premier liquidity management.

1 Weighted average maturity (WAM) is an average of the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes. Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.

2 Source: US Department of the Treasury

3 Source: US Federal Reserve

4 Source: US Bureau of Economic Statistics

5 Source: US Bureau of Labor Statistics

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity* In days, as of 02/28/2022
1-7	28.3%
8-30	8.2
31-60	18.9
61-90	8.8
91-180	17.4
181+	18.4

* The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

2	Invesco U.S. Government Money Portfolio

Invesco U.S. Government Money Portfolio’s investment objective is to seek income consistent with stability of principal.

∎Unless otherwise stated, information presented in this report is as of February 28, 2022, and is based on total net assets.

∎Unless otherwise noted, all data is provided by Invesco.

∎To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

3	Invesco U.S. Government Money Portfolio

Schedule of Investments

February 28, 2022

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities-61.46%
U.S. Treasury Bills-50.79%(a)

U.S. Treasury Bills	0.06%	03/01/2022	$6,000	$6,000,000

U.S. Treasury Bills	0.05%	03/03/2022	35,000	34,999,903

U.S. Treasury Bills	0.06%	03/10/2022	25,000	24,999,656

U.S. Treasury Bills	0.05%	03/15/2022	10,000	9,999,817

U.S. Treasury Bills	0.06%	03/17/2022	30,000	29,999,267

U.S. Treasury Bills	0.08%	03/22/2022	25,000	24,998,833

U.S. Treasury Bills	0.07%	03/29/2022	11,000	10,999,397

U.S. Treasury Bills	0.09%	03/31/2022	30,000	29,997,875

U.S. Treasury Bills	0.14%	04/05/2022	28,000	27,996,189

U.S. Treasury Bills	0.09%	04/07/2022	30,000	29,997,225

U.S. Treasury Bills	0.25%	04/12/2022	35,000	34,989,792

U.S. Treasury Bills	0.25%	04/19/2022	15,000	14,994,896

U.S. Treasury Bills	0.07%	04/21/2022	29,000	28,997,330

U.S. Treasury Bills	0.11%	04/26/2022	80,000	79,980,711

U.S. Treasury Bills	0.19%	04/28/2022	8,000	7,997,551

U.S. Treasury Bills	0.24%	05/05/2022	40,000	39,982,667

U.S. Treasury Bills	0.29%	05/12/2022	25,000	24,985,500

U.S. Treasury Bills	0.23%	05/17/2022	10,000	9,995,078

U.S. Treasury Bills	0.28%	05/24/2022	5,000	4,996,792

U.S. Treasury Bills	0.38%	05/26/2022	14,000	13,987,291

U.S. Treasury Bills	0.28%	05/31/2022	25,000	24,982,305

U.S. Treasury Bills	0.09%	06/02/2022	48,000	47,961,740

U.S. Treasury Bills	0.34%	06/07/2022	20,000	19,981,489

U.S. Treasury Bills	0.11%	06/09/2022	3,000	2,999,125

U.S. Treasury Bills	0.07%	06/16/2022	10,000	9,997,919

U.S. Treasury Bills	0.55%	06/21/2022	15,000	14,974,333

U.S. Treasury Bills	0.57%	06/28/2022	25,000	24,952,896

U.S. Treasury Bills	0.08%	07/14/2022	7,000	6,998,031

U.S. Treasury Bills	0.08%	08/11/2022	20,000	19,992,756

U.S. Treasury Bills	0.71%	08/25/2022	14,000	13,951,128
U.S. Treasury Bills	0.08%	09/08/2022	8,000	7,996,817

				685,684,309

U.S. Treasury Floating Rate Notes-10.22%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.11%)(b)	0.47%	04/30/2022	10,000	10,000,266

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.06%)(b)	0.42%	10/31/2022	25,000	24,999,898

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.05%)(b)	0.41%	01/31/2023	10,000	10,000,149

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.39%	04/30/2023	38,000	38,001,227

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	0.39%	07/31/2023	21,000	21,000,301

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	0.40%	10/31/2023	29,000	29,000,354
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate -0.02%)(b)	0.35%	01/31/2024	5,000	4,998,349

				138,000,544

U.S. Treasury Notes-0.45%

U.S. Treasury Notes (Cost $6,047,714)	2.00%	07/31/2022	6,000	6,047,714

Total U.S. Treasury Securities (Cost $829,732,567)				829,732,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Government Sponsored Agency Securities-13.33%
Federal Farm Credit Bank (FFCB)-9.63%

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	07/11/2022	$10,000	$9,999,816

Federal Farm Credit Bank (SOFR + 0.19%)(b)	0.24%	07/14/2022	7,000	7,000,000

Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.12%	08/11/2022	20,000	19,999,997

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	10/12/2022	7,000	6,999,869

Federal Farm Credit Bank (SOFR + 0.01%)(b)	0.06%	11/16/2022	7,000	6,999,899

Federal Farm Credit Bank (SOFR + 0.07%)(b)	0.12%	11/18/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	12/28/2022	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	01/20/2023	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	02/09/2023	7,000	7,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	0.10%	02/17/2023	9,000	9,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	03/10/2023	6,000	6,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	05/19/2023	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	06/14/2023	3,500	3,500,000

Federal Farm Credit Bank (SOFR + 0.02%)(b)	0.07%	06/23/2023	7,000	6,999,606

Federal Farm Credit Bank (SOFR + 0.03%)(b)	0.08%	07/07/2023	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	09/20/2023	8,000	8,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	0.10%	09/29/2023	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	0.10%	10/16/2023	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	12/13/2023	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	0.11%	01/10/2024	4,000	4,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	0.09%	01/25/2024	4,500	4,500,000

				129,999,187

Federal Home Loan Bank (FHLB)-2.59%

Federal Home Loan Bank (SOFR + 0.06%)(b)	0.11%	05/12/2022	15,000	15,000,000

Federal Home Loan Bank (SOFR + 0.07%)(b)	0.12%	11/10/2022	5,000	5,000,000
Federal Home Loan Bank (SOFR + 0.06%)(b)	0.11%	12/08/2022	15,000	15,000,000

				35,000,000

Federal National Mortgage Association (FNMA)-1.11%

Federal National Mortgage Association (SOFR + 0.22%)(b)	0.27%	03/16/2022	10,000	10,000,000
Federal National Mortgage Association (SOFR + 0.20%)(b)	0.25%	06/15/2022	5,000	5,000,000

				15,000,000

Total U.S. Government Sponsored Agency Securities (Cost $179,999,187)				179,999,187

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-74.79% (Cost $1,009,731,754)				1,009,731,754

			Repurchase Amount

Repurchase Agreements-32.97%(c)

Credit Agricole Corporate & Investment Bank, agreement dated 02/28/2022, maturing value of $130,000,181 (collateralized by domestic agency mortgage-backed securities valued at $132,600,184; 1.50% - 3.50%; 03/01/2036 - 12/01/2051)	0.05%	03/01/2022	130,000,181	130,000,000

RBC Dominion Securities Inc., agreement dated 02/28/2022, maturing value of $145,000,201 (collateralized by domestic agency mortgage-backed securities valued at $147,900,206; 2.50% - 4.50%; 07/01/2048 - 10/20/2051)	0.05%	03/01/2022	145,000,201	145,000,000
TD Securities (USA) LLC, term agreement dated 02/23/2022, maturing value of $170,001,818 (collateralized by domestic agency mortgage-backed securities valued at $174,527,944; 2.00% - 5.99%; 06/20/2049 - 02/01/2052)(d)	0.06%	03/02/2022	170,001,818	170,000,000

Total Repurchase Agreements (Cost $445,000,000)				445,000,000

TOTAL INVESTMENTS IN SECURITIES(e)-107.76% (Cost $1,454,731,754)				1,454,731,754

OTHER ASSETS LESS LIABILITIES-(7.76)%				(104,781,513)

NET ASSETS-100.00%				$1,349,950,241

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco U.S. Government Money Portfolio

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2022.
(c)	Principal amount equals value at period end. See Note 1I.
(d)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(e)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco U.S. Government Money Portfolio

Statement of Assets and Liabilities

February 28, 2022

Assets:

Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$1,009,731,754
Repurchase agreements, at value and cost	445,000,000
Cash	536,243
Receivable for:
Fund shares sold	1,214,825
Interest	80,070
Fund expenses absorbed	470,070
Investment for trustee deferred compensation and retirement plans	129,002
Total assets	1,457,161,964

Liabilities:
Payable for:
Investments purchased	104,904,051
Fund shares reacquired	1,651,833
Dividends	130
Accrued fees to affiliates	380,905
Accrued trustees’ and officers’ fees and benefits	2,549
Accrued operating expenses	49,039
Trustee deferred compensation and retirement plans	223,216
Total liabilities	107,211,723
Net assets applicable to shares outstanding	$1,349,950,241

Net assets consist of:

Shares of beneficial interest	$1,350,180,020

Distributable earnings (loss)	(229,779)
$1,349,950,241

Net Assets:

Invesco Cash Reserve	$53,480,818

Class C	$8,104,572

Class R	$5,041,619

Class Y	$1,283,313,232

Class R6	$10,000

Shares outstanding, no par value, unlimited number of shares authorized:

Invesco Cash Reserve	53,480,529

Class C	8,104,502

Class R	5,041,589

Class Y	1,283,306,604

Class R6	10,000

Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco U.S. Government Money Portfolio

Statement of Operations

For the year ended February 28, 2022

Investment income:

Interest	$1,050,618

Expenses:

Advisory fees	5,859,859

Administrative services fees	625,236

Custodian fees	9,455

Distribution fees:
Invesco Cash Reserve	75,543
Class C	85,257
Class R	25,228
Transfer agent fees - Invesco Cash Reserve, C, R and Y	2,910,073
Transfer agent fees - R6	5
Trustees’ and officers’ fees and benefits	38,966
Registration and filing fees	96,991
Reports to shareholders	110,057
Professional services fees	48,466
Other	23,170
Total expenses	9,908,306
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(8,923,228)
Net expenses	985,078
Net investment income	65,540
Net realized gain (loss) from unaffiliated investment securities	(7,637)
Net increase in net assets resulting from operations	$57,903

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco U.S. Government Money Portfolio

Statement of Changes in Net Assets

For the year ended February 28, 2022 and 2021

	2022	2021
Operations:

Net investment income	$65,540	$618,237

Net realized gain (loss)	(7,637)	5,310
Net increase in net assets resulting from operations	57,903	623,547

Distributions to shareholders from distributable earnings:

Invesco Cash Reserve	(2,953)	(8,309)

Class C	(502)	(1,070)

Class R	(293)	(573)

Class Y	(61,788)	(608,278)

Class R6	(4)	(7)

Total distributions from distributable earnings	(65,540)	(618,237)

Share transactions-net:

Invesco Cash Reserve	(7,223,024)	47,829,569

Class C	(2,914,449)	8,705,815

Class R	(815,540)	4,757,966

Class Y	(187,178,723)	(88,128,122)

Net increase (decrease) in net assets resulting from share transactions	(198,131,736)	(26,834,772)

Net increase (decrease) in net assets	(198,139,373)	(26,829,462)

Net assets:

Beginning of year	1,548,089,614	1,574,919,076

End of year	$1,349,950,241	$1,548,089,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco U.S. Government Money Portfolio

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets
Invesco Cash Reserve
Year ended 02/28/22	$1.00	$0.00	$(0.00)	$0.00	$(0.00)	$ -	$(0.00)	$1.00	0.01%	$ 53,481	0.07%		0.83%		0.00%
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.03	60,704	0.18		0.89		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.66	12,874	0.72	(d)	0.94	(d)	1.14	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	3,285	0.67	(d)	0.86	(d)	1.67	(d)
Class C
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	8,105	0.07		1.68		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.01	11,019	0.19		1.74		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.17	2,313	1.55	(d)	1.79	(d)	0.31	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.16	497	1.43	(d)	1.64	(d)	0.91	(d)
Class R
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	5,042	0.07		1.18		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.02	5,857	0.19		1.24		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.46	1,099	1.05	(d)	1.28	(d)	0.81	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.23	182	1.08	(d)	1.08	(d)	1.27	(d)
Class Y
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	1,283,313	0.07		0.68		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.04	1,470,499	0.18		0.74		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.74	1,558,623	0.58	(d)	0.80	(d)	1.28	(d)
Year ended 07/31/19	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.77	1,669,766	0.58		0.62		1.76
Year ended 07/31/18	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.84	40,384	0.60		0.61		0.83
Year ended 07/31/17	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.10	42,261	0.51		0.64		0.07
Class R6
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	10	0.07		0.53		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.05	10	0.16		0.57		0.06
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.80	10	0.48	(d)	0.54	(d)	1.38	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.34	10	0.48	(d)	0.48	(d)	1.88	(d)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the seven months ended February 29, 2020 and the years ended July 31, 2019, 2018 and 2017, respectively.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco U.S. Government Money Portfolio

Notes to Financial Statements

February 28, 2022

NOTE 1–Significant Accounting Policies

Invesco U.S. Government Money Portfolio, (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently consists of five different classes of shares: Invesco Cash Reserve, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class C shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to the liquidity fee and redemption gate requirement at this time, as permitted by Rule 2a-7.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

11	Invesco U.S. Government Money Portfolio

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Investments in obligations issued by agencies and instrumentalities of the U.S. Government may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of the Fund that holds securities of that entity will be adversely impacted.

K.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty.

The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets*	Rate

First $500 million	0.450%
Next $500 million	0.425%
Next $500 million	0.400%
Next $1.5 billion	0.375%
Over $3 billion	0.350%

*The	advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the the year ended February 28, 2022, the effective advisory fees incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through June 30, 2022, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Invesco Cash Reserve, Class C, Class R, Class Y, and Class R6 shares to 0.73%, 1.58%, 1.08%, 0.58%, and 0.48%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2022. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2022, the Adviser contractually reimbursed class level expenses of $52,466, $8,882, $5,256, $1,413,707 and $5, of Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively, and Invesco voluntarily waived advisory fees of $5,827,122 and reimbursed class level expenses $126,201, $93,833, $30,303 and $1,364,995 of Invesco Cash Reserve, Class C, Class R and Class Y shares, respectively, in order to increase the yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2022, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

12	Invesco U.S. Government Money Portfolio

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve, Class C, and Class R shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class C and Class R shares (collectively the “Plan”). The Fund pursuant to the Plan, pays IDI compensation at the annual rate of 0.15% of the average daily net assets of Invesco Cash Reserve shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. For the the year ended February 28, 2022, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2022, IDI advised the Fund that IDI imposed CDSC on redemptions by shareholders for Class C shares of $2,441.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level: Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2022, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2022, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $458.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2022 and February 28, 2021:

	2022	2021

Ordinary income*	$65,540	$618,237

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2022

Undistributed ordinary income	$1,075

Temporary book/tax differences	(223,217)

Capital loss carryforward	(7,637)

Shares of beneficial interest	1,350,180,020

Total net assets	$1,349,950,241

13	Invesco U.S. Government Money Portfolio

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2022 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$7,637	$-	$7,637

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of differing book/tax treatment of equalization and federal taxes, on February 28, 2022, undistributed net investment income was decreased by $46,321 and shares of beneficial interest was increased by $46,321. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 9–Share Information

	Summary of Share Activity

	Years ended February 28,
	2022		2021
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	32,606,251	$32,606,251	104,717,832	$104,717,832

Class C	4,837,791	4,837,791	29,269,887	29,269,887

Class R	4,368,523	4,368,523	10,100,878	10,100,878

Class Y	277,034,909	277,034,909	474,869,673	474,869,673

Issued as reinvestment of dividends:
Invesco Cash Reserve	2,953	2,953	8,309	8,309

Class C	502	502	1,070	1,070

Class R	293	293	573	573

Class Y	61,788	61,788	608,278	608,278

Automatic Conversion of Class C shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	896,898	896,898	2,474,092	2,474,092

Class C	(896,898)	(896,898)	(2,474,092)	(2,474,092)

Reacquired:
Invesco Cash Reserve	(40,729,126)	(40,729,126)	(59,370,664)	(59,370,664)

Class C	(6,855,844)	(6,855,844)	(18,091,050)	(18,091,050)

Class R	(5,184,356)	(5,184,356)	(5,343,485)	(5,343,485)

Class Y	(464,275,420)	(464,275,420)	(563,606,073)	(563,606,073)

Net increase (decrease) in share activity	(198,131,736)	$(198,131,736)	(26,834,772)	$(26,834,772)

14	Invesco U.S. Government Money Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds) and Shareholders of Invesco U.S. Government Money Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco U.S. Government Money Portfolio (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), referred to hereafter as the “Fund”) as of February 28, 2022, the related statement of operations for the year ended February 28, 2022, the statement of changes in net assets for each of the two years in the period ended February 28, 2022, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2022 and the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class Y For each of the two years in the period ended February 28, 2022, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Invesco Cash Reserve, Class C, Class R and Class R6

The financial statements of Oppenheimer Government Money Market Fund (subsequently renamed Invesco U.S. Government Money Portfolio) as of and for the year ended July 31, 2018 and the financial highlights for each of the periods ended on or prior to July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 26, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 28, 2022

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

15	Invesco U.S. Government Money Portfolio

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2021 through February 28, 2022.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/21)	Ending Account Value (02/28/22)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/22)	Expenses Paid During Period[2]	Annualized Expense Ratio
Invesco Cash Reserve	$1,000.00	$1,000.00	$0.40	$1,024.40	$0.40	0.08%
C	1,000.00	1,000.00	0.40	1,024.40	0.40	0.08
R	1,000.00	1,000.00	0.40	1,024.40	0.40	0.08
Y	1,000.00	1,000.00	0.40	1,024.40	0.40	0.08
R6	1,000.00	1,000.00	0.40	1,024.40	0.40	0.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2021 through February 28, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

16	Invesco U.S. Government Money Portfolio

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2022:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	100.00%
Business Interest Income*	100.00%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

17	Invesco U.S. Government Money Portfolio

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			188	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson – 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	188	Formerly: enaible, Inc. (artificial intelligence technology) Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	188	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	188	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	188	Insperity, Inc. (formerly known as Administaff) (human resources provider); Member of Regional Board of Directors and Board of Directors, First Financial Bancorp (regional bank)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			188	Trustee of the University of Florida National Board Foundation; Member of the Cartica Funds Board of Directors (private investment funds) Formerly: Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	188	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	188	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); and Member of the Board, Blue Ocean Acquisition Corp.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			188	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)Positive Planet US
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	188	None
Ann Barnett Stern – 1957 Trustee	2017	President, Chief Executive Officer and Board Member, Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest, LLP and Andrews and Kurth LLP	188	Trustee and Board Vice Chair of Holdsworth Center Trustee and Chair of Nomination/Governance Committee, Good Reason Houston, (non-profit); Trustee and Investment Committee member of University of Texas Law School Foundation (non-profit); Board Member of Greater Houston Partnership (non-profit); Advisory Board member, Baker Institute for Public Policy at Rice University (non-profit) Formerly: Director and Audit Committee Member of Federal Reserve Bank of Dallas
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	188	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management)	188	Formerly: Trustee, Board of Trustees, Treasurer and Chairman of the Audit and Committee, Huntington Disease Foundation of America; Trustee and Governance Chair, of certain Oppenheimer Funds

T-3	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; and Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes– 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco U.S. Government Money Portfolio

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster – 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Goodwin Procter LLP	Invesco Investment Services, Inc.	Bank of New York Mellon
2005 Market Street, Suite 2600	901 New York Avenue, N.W.	11 Greenway Plaza, Suite 1000	2 Hanson Place
Philadelphia, PA 19103-7018	Washington, D.C. 20001	Houston, TX 77046-1173	Brooklyn, NY 11217-1431

T-6	Invesco U.S. Government Money Portfolio

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses

∎	Quarterly statements

∎	Daily confirmations

∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-GMKT-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Senior Associate held a financial interest directly in an investment company within the Invesco Funds Investment Company Complex that was inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the audit services performed by the individual were reviewed by team members at least two levels higher than the individual and the individual did not have any decision making responsibility for matters that materially affected the audit, the financial interest was not material to the net worth of the individual or his respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or the individual ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021
Audit Fees	$390,551	$418,844
Audit-Related Fees(1)	$0	$44,200
Tax Fees(2)	$229,757	$148,042
All Other Fees	$0	$0
Total Fees	$620,308	$611,086

(1)	Audit-Related Fees for the fiscal year ended February 28, 2021 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended February 28, 2022 and February 28, 2021 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$801,000	$701,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$801,000	$701,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $5,931,000 for the fiscal year ended February 28, 2022 and $6,219,000 for the fiscal year ended February 28, 2021. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $6,961,757 for the fiscal year ended February 28, 2022 and $7,068,042 for the fiscal year ended February 28, 2021.

PwC provided audit services to the Investment Company complex of approximately $30 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2022, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2022, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 6, 2022

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 6, 2022

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 6, 2022